                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              U.S. AGGREGATES, INC.

                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)   Title of each class of securities to which transaction applies: N/A

    (2)   Aggregate number of securities to which transaction applies: N/A

    (3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4)   Proposed maximum aggregate value of transaction: $150,000,000

    (5)   Total fee paid: $30,000.00

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2)  and  identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

    (1)   Amount Previously Paid: N/A

    (2)   Form, Schedule or Registration Statement No.: N/A

    (3)   Filing Party: N/A

    (4)   Date Filed: N/A

                              U.S. AGGREGATES, INC.
                       400 SOUTH EL CAMINO REAL, SUITE 500
                           SAN MATEO, CALIFORNIA 94402

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                ___________, 2001

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY  GIVEN that the  Special  Meeting of  Stockholders  of U.S.
Aggregates,  Inc.,  a  Delaware  corporation  (the  "Company"),  will be held on
__________,  __________, 2001, at 9:00 a.m. local time, at 333 Bush Street, 17th
Floor, San Francisco, California 94104 for the following purposes:

1.  To approve the sale (the  "Transaction")  of substantially all of the assets of SRM Aggregates,  Inc.,  Bradley Stone & Sand,  Inc., BHY Ready Mix, Inc.,
    Mulberry Rock  Corporation,  Grove  Materials  Corporation  and Bama Crushed
    Corporation, each of which are wholly-owned subsidiaries of the Company, and
    DeKalb Stone,  Inc., a majority owned subsidiary of the Company (these seven subsidiaries are referred to collectively as the "Selling Subsidiaries"), to
    Florida Rock Industries,  Inc. ("Florida Rock") in accordance with the Asset
    Purchase Agreement between the Company, the Selling Subsidiaries and Florida
    Rock, dated as of July 11, 2001.

2.  To transact  such other  business as may properly come before the meeting or any adjournment thereof.

    The  foregoing  items of  business  are more  fully  described  in the Proxy
Statement accompanying this Notice.

    Only  stockholders of record at the close of business on August 24, 2001 are entitled  to notice of and to vote at the  meeting  and at any  continuation  or adjournment thereof.

    APPROVAL OF THE TRANSACTION AT THE SPECIAL MEETING IS ASSURED. THE COMPANY'S
LARGEST  STOCKHOLDER  WHICH  OWNS A  MAJORITY  OF THE  SHARES  OF THE  COMPANY'S
OUTSTANDING COMMON STOCK IS OBLIGATED TO VOTE IN FAVOR OF THE TRANSACTION AT THE
SPECIAL MEETING PURSUANT TO A VOTING AGREEMENT DATED AS OF JULY 11, 2001 BETWEEN
SUCH STOCKHOLDER AND FLORIDA ROCK.

    The Company intends to mail this notice of special meeting,  proxy statement and proxy on or about August 31, 2001.

                                       By Order of the Board of Directors,

                                       Hobart Richey
                                       Secretary

San Mateo, California
August 31, 2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER,
TO ENSURE YOUR  REPRESENTATION AT THE MEETING,  YOU

ARE URGED TO VOTE,  SIGN,  AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                      - 2 -

SUMMARY TERM SHEET.............................................................5
FORWARD-LOOKING STATEMENTS-CAUTIONARY STATEMENTS..............................11
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSED

                                     - 3 -

ANNEX A   CERTAIN FINANCIAL STATEMENTS OF THE COMPANY AND
          ITS WHOLLY-OWNED SUBSIDIARY SRM HOLDINGS CORP .....................A-1

ANNEX B - ASSET PURCHASE AGREEMENT, DATED AS OF JULY 11,
          2001, BY AND AMONG SRM AGGREGATES, INC.,
          BRADLEY STONE & SAND, INC., BHY READY MIX,
          INC., DEKALB STONE, INC., MULBERRY ROCK
          CORPORATION, BAMA CRUSHED CORPORATION, GROVE
          MATERIALS CORPORATION, U.S. AGGREGATES, INC.,
          AND FLORIDA ROCK INDUSTRIES, INC...................................B-1

ANNEX C - OPINION OF DEUTSCHE BANC ALEX. BROWN INC...........................C-1

                                     - 4 -

                               SUMMARY TERM SHEET

     This section  summarizes  selected  information  about the  proposed  sale, contained in this proxy statement (the  "Transaction"),  of substantially all of the assets of SRM Aggregates,  Inc.,  Bradley Stone & Sand, Inc., BHY Ready Mix,
Inc.,  Mulberry Rock Corporation,  Grove Materials  Corporation and Bama Crushed
Corporation,  each of which are  wholly-owned  subsidiaries of the Company,  and
DeKalb Stone,  Inc., a majority  owned  subsidiary  of the Company  (these seven subsidiaries are referred to collectively as the "Selling  Subsidiaries").  This section may not  contain all of the  information  that is  important  to you. To understand the Transaction  fully,  we strongly  encourage you to read carefully this  entire  proxy  statement.  We have  included a copy of the Asset  Purchase
Agreement in this proxy statement as Annex B.

Time,  Place and Date of the   The  special  meeting  will be held at 9:00 a.m.,
Special Meeting (page 12)      local time, __________,  2001 at 333 Bush Street,
                               17th Floor, San Francisco, California 94104.

Purpose of Meeting (page 12)   We are holding  this meeting to approve and adopt
                               the Asset Purchase Agreement and to transact such
                               other  business as may  properly  come before the
                               meeting.

Record Date of  Stockholders   You are  entitled to vote at the special  meeting
Entitled to Vote (page 13)     if you owned  shares of our  common  stock at the
                               close of business on August 24, 2001,  the record
                               date for the special  meeting.  You will have one
                               vote for each share of our common stock you owned
                               on the record date. As of August 24, 2001,  there
                               were  14,900,593  shares of Company  common stock
                               entitled  to be voted  held by  approximately  53
                               stockholders of record.

Vote Required (page 27)        Approval   of  the   Transaction   requires   the
                               affirmative  vote of the holders of a majority of
                               our outstanding shares of common stock.

The Company (page 15)          U.S.  Aggregates,  Inc.
                               400 South El Camino Real, Suite 500
                               San Mateo, California 94402

                               U.S. Aggregates,  Inc. is a Delaware corporation.
                               The Company owns all of the outstanding shares of
                               SRM Holdings Corp. SRM Holdings Corp. owns all of
                               the outstanding  shares of SRM Aggregates,  Inc.,
                               which in turn owns all of the outstanding  shares
                               of  Bradley  Stone & Sand,  Inc.,  BHY Ready Mix,
                               Inc.,  Mulberry  Rock  Corporation,  Bama Crushed
                               Corporation, and Grove Materials Corporation, and
                               a majority  of the  outstanding  shares of DeKalb
                               Stone,  Inc. The Company is a leading producer of
                               aggregates.  Aggregates consist of crushed stone,
                               sand and gravel.  The Company's products are used
                               primarily for  construction  and  maintenance  of
                               highways  and other  infrastructure  projects  as
                               well   as   for   commercial   and    residential
                               construction. The Company serves local markets in
                               nine states in two regions of the United  States,
                               the Mountain states and the Southeast.

                                     - 5 -

The Selling Subsidiaries       SRM Aggregates,  Inc.,  Bradley Stone & Sand,
(page 26)                      Inc.,   DeKalb   Stone,   Inc.,   Mulberry   Rock
                               Corporation,  Bama Crushed Corporation, BHY Ready
                               Mix, Inc. and Grove  Materials  Corporation  have
                               their principal executive offices located at:

                               4200 Colonnade Parkway, Suite 100
                               Birmingham, Alabama 35243

                               All the  Selling  Subsidiaries  except  BHY Ready
                               Mix,  Inc.  are  producers  of  aggregates.   The
                               Selling Subsidiaries' products are used primarily
                               for  construction and maintenance of highways and
                               other  infrastructure  projects  as  well  as for
                               commercial  and  residential  construction.   The
                               Selling  Subsidiaries  serve local markets in the
                               Southeastern United States.

                               BHY Ready Mix, Inc. is a producer of concrete for
                               use  in  the   construction  and  maintenance  of
                               highways  and other  infrastructure  projects  as
                               well   as   for   commercial   and    residential
                               construction.  BHY Ready Mix,  Inc.  operates one
                               ready-mix    plant   located   in    Chattanooga,
                               Tennessee,  which  serves  the local  Chattanooga
                               market with 25 trucks.

Florida Rock (page 27)         Florida Rock Industries, Inc.
                               155 East 21st Street
                               Jacksonville, Florida  32206

                               Florida  Rock,  a  Florida  corporation,  is  the
                               buyer.  Florida  Rock's  common stock is publicly
                               traded on the New York  Stock  Exchange.  Florida
                               Rock  is  a  leading   producer  of  construction
                               aggregates,  ready-mix concrete, cement, concrete
                               block  and  prestressed  concrete.  Florida  Rock
                               serves  local  markets in the States of  Florida,
                               Georgia,  Virginia,  Maryland, North Carolina and
                               the District of Columbia.

Reasons for the Sale           In arriving at our determination that the sale is
(page 30)                      fair  to,  and  in the  best  interests  of,  our
                               stockholders,  lenders,  employees and customers,
                               the  Board of  Directors  considered  a number of
                               factors,   including,   without  limitation,  the
                               following:

                               o  reduction  of  the   Company's   debt  through
                                  repayment  of a  portion  of  the  outstanding
                                  principal   owing  under  its  senior  secured
                                  credit facilities;

                               o  the businesses,  financial condition, earnings
                                  and  recent   results  of  operations  of  the
                                  Company and the Selling Subsidiaries;

                               o  the amount of purchase price; and

                               o  the opinion of the Company's financial advisor
                                  Deutsche Banc Alex. Brown Inc.  ("DBAB") as of
                                  July 10,  2001,  subject to matters  stated in
                                  that opinion,  regarding the  consideration to
                                  be received by the Company in the Transaction.

Recommendations of the Board   Our Board of Directors has  unanimously  approved
                               the Asset Purchase

                                     - 6 -

of Directors (page 41)         Agreement  and has  determined  that the terms of
                               the  Transaction  are  fair  to,  and in the best
                               interests   of,   our   stockholders,    lenders,
                               employees and  customers.  Our Board of Directors
                               also unanimously  recommends that you approve the
                               Asset Purchase Agreement and the Transaction.

                               The Asset Purchase Agreement is attached as Annex
                               B to this proxy  statement.  We encourage  you to
                               read the Asset Purchase  Agreement,  as it is the
                               legal document that governs the Transaction.

Management Ownership           As  of  August  24,  2001,   our   directors  and
(page 14)                      executive  officers  beneficially  owned and have
                               the right to vote,  in the  aggregate,  8,309,203
                               shares   of   our   outstanding   common   stock,
                               representing an aggregate of approximately  55.8%
                               of our outstanding shares.

Assured Approval of            As of the close of business  on August 24,  2001,
Transaction (page 39)          Golder,  Thoma,  Cressey,  Rauner  Fund  IV  L.P.
                               ("GTCR") owned approximately  7,824,997 shares of
                               the Company's common stock, or 52.5% of the total
                               currently  outstanding shares. UNDER THE TERMS OF
                               A VOTING  AGREEMENT  DATED  AS OF JULY 11,  2001,
                               BETWEEN GTCR AND FLORIDA ROCK,  GTCR IS OBLIGATED
                               TO  VOTE  IN  FAVOR  OF  THE  TRANSACTION  AT THE
                               SPECIAL MEETING.  BECAUSE GTCR OWNS A MAJORITY OF
                               THE  TOTAL  CURRENTLY  OUTSTANDING  SHARES OF THE
                               COMPANY,  APPROVAL  OF  THE  TRANSACTION  AT  THE
                               SPECIAL MEETING IS ASSURED.

Opinion of Financial Advisor   In connection  with the Company  selling  certain
(page 30)                      assets of the  Selling  Subsidiaries  to  Florida
                               Rock, the Company's  Board of Directors  received
                               an opinion from DBAB, its financial advisor.  THE
                               OPINION  OF  DBAB IS  DIRECTED  TO THE  BOARD  OF
                               DIRECTORS   OF   THE   COMPANY   AND   IS  NOT  A
                               RECOMMENDATION  TO  STOCKHOLDERS  WITH RESPECT TO
                               ANY MATTER RELATING TO THE TRANSACTION.

                               The Company received an oral opinion from DBAB on
                               July  10,  2001,  confirmed   subsequently  by  a
                               written  opinion on July 11, 2001,  to the effect
                               that,  as of that date and subject to the matters
                               stated in that opinion,  the  consideration to be
                               received by the Company  pursuant to the proposed
                               Transaction  was fair from a  financial  point of
                               view  to  the  Company.  We  have  included  this
                               opinion in this proxy  statement  as Annex C. THE
                               COMPANY  URGES  ITS   STOCKHOLDERS  TO  READ  THE
                               OPINION OF DBAB IN ITS ENTIRETY.

Effect of the Sale (page 35)   Upon  completion of the sale, the Company intends
                               to  apply  the net  proceeds  of the  sale  after
                               deducting Transaction expenses as follows:

                               o  partial  repayment  of  the  Company's  senior
                                  secured credit facilities;

                               o  depending on the result of  negotiations  with
                                  the  lenders  of  its  senior  secured  credit
                                  facilities, working capital; and

                               o  depending on the result of  negotiations  with
                                  the  lenders  of  its

                                     - 7 -

                                  senior secured credit facilities, paying taxes
                                  that will be owed as a result of the sale,  if
                                  any.

Future Operations (page 36)    The  Company's  ability  to  continue  as a going
                               concern is  dependent  upon a number of  factors,
                               none of which are assured.  These include,  among
                               others:

                               o  consummation of the Transaction;

                               o  reaching an agreement  with the lenders  under
                                  its senior secured credit facilities regarding
                                  the  allocation of the proceeds to be received
                                  upon consummation of the Transaction;

                               o  achieving  sufficient  profitable  operations;
                                  and

                               o  refinancing or  restructuring of the Company's
                                  remaining debt.

                               See  "Description  of the Company  Following  the
                               Transaction" at page ___.

Assets To Be Sold (page 37)    o  Florida Rock is purchasing  substantially  all
                                  of the assets of the Selling Subsidiaries.

Assumption of Liabilities      As of the  Closing  of the  Transaction,  Florida
(page 38)                      Rock  will  assume  certain  liabilities  of  the
                               Selling  Subsidiaries   relating  to  the  assets
                               purchased by Florida Rock.

Purchase Price (page 37)       The  aggregate  purchase  price to be received by
                               the Selling  Subsidiaries  on the Closing will be
                               equal to $150,000,000. The purchase price will be
                               paid in cash less  approximately  $30,000,000  to
                               cover certain liabilities assumed by Florida Rock
                               or the  payment  of such  liabilities,  and  less
                               $15,000,000  to be placed  in an escrow  account.
                               The release of the funds in the escrow account is
                               subject to the  receipt  of  certain  third-party
                               waivers  following  the  Closing  .  There  is no
                               assurance  that such waivers will be obtained and
                               that  any or all of the  escrowed  funds  will be
                               received  by  the  Selling  Subsidiaries.  To the
                               extent the Selling  Subsidiaries  are entitled to
                               receive any of the escrowed funds within 120 days
                               following Closing, a portion of such funds, in an
                               amount not yet determined,  will remain in escrow
                               to secure the Selling  Subsidiaries'  obligations
                               to  repurchase  the  accounts  receivable  to  be
                               purchased by Florida Rock which remain unpaid 120
                               days following Closing.

Effective Time of the          The Transaction will occur promptly following the
Asset Sale (page 41)           requisite stockholder approval.

                                     - 8 -

Representations and            The Asset  Purchase  Agreement  contains  various
Warranties of the Selling      customary  representations and warranties made by
Subsidiaries (page 38)         the Selling  Subsidiaries.  Such  representations
                               and warranties include,  without limitation,  the
                               solvency  of the Selling  Subsidiaries  following
                               the transaction, authorization,  organization and
                               corporate power, absence of conflicts,  financial
                               statements, absence of certain developments, real
                               property,  title to personal property,  equipment
                               leases, taxes, contracts,  intellectual property,
                               litigation,   licenses  and  permits,  employees,
                               affiliated  transactions,  compliance  with laws,
                               environmental  and  the  absence  of  undisclosed
                               liabilities.

Representations and            The Asset  Purchase  Agreement  contains  various
Warranties of Florida          customary  representations and warranties made by
Rock (page 38)                 a purchaser of assets.  Such  representations and
                               warranties include the authority of Florida Rock,
                               corporate  power  and  organization,  absence  of
                               conflicts and the absence of litigation.

Conditions to Consummation of  The  completion of the  Transaction  depends upon
the Transaction  (page 38)     the  satisfaction  of  a  number  of  conditions,
                               including, among other things:

                               o  approval of the Asset  Purchase  Agreement  by
                                  the  stockholders  of the Company  holding not
                                  less  than  the  majority  of the  outstanding
                                  shares  of common  stock,  which  approval  is
                                  assured  as a result of the  Voting  Agreement
                                  dated as of July 11, 2001  between the Florida
                                  Rock and GTCR;

                               o  accuracy  in  all  material  respects  of  the
                                  representations  and  warranties  contained in
                                  the Asset Purchase Agreement;

                               o  compliance  in all material  respects with all
                                  agreements  and  obligations  of  each  of the
                                  Selling Subsidiaries and Florida Rock that are
                                  required   to   be   complied    with   before
                                  consummation of the Transaction;

                               o  receipt of all  consents  and waivers of third
                                  parties  that  are  required  to  be  obtained
                                  before the consummation of the Transaction;

                               o  the  expiration  of  any  applicable   waiting
                                  periods under the Hart-Scott-Rodino  Antitrust
                                  Improvements Act of 1976, as amended;

                               o  receipt of legal  opinions from counsel to the
                                  Company,  the Selling Subsidiaries and Florida
                                  Rock as to certain corporate matters;

                               o  absence  of any law or  injunction  preventing
                                  the Transaction;

                               o  receipt   of   commitments   to  issue   title
                                  insurance for certain  tracts of real property
                                  specified in the Asset Purchase Agreement; and

                               o  the  inspection  and testing to Florida Rock's
                                  satisfaction,      in     accordance      with
                                  specifications set forth in the Asset Purchase

                                     - 9 -

                                  Agreement,  of aggregates  reserves at certain
                                  quarries being sold to Florida Rock.

                               Both the Selling  Subsidiaries  and Florida  Rock
                               can elect to waive  certain  conditions  to their
                               own performance.

Appraisal Rights (page 40)     The Company is organized under the corporate laws
                               of the State of  Delaware.  Delaware law does not
                               provide for appraisal or other similar rights for
                               dissenting  stockholders  in connection  with the
                               Transaction.     Accordingly,    the    Company's
                               stockholders  will have no right to  dissent  and
                               obtain payment for their shares.

Federal Tax Consequences       The Selling Subsidiaries will recognize a taxable
(page 40)                      gain on the sale of the assets  which will result
                               in corporate  federal tax.  However,  the Company
                               estimates that the gain will be largely offset by
                               losses available to the Company.  Consummation of
                               the sale  will  not be a  taxable  event  for the
                               stockholders of the Company.

Termination of the Asset       The Selling  Subsidiaries  and  Florida  Rock may
Purchase Agreement (page 39)   mutually  agree to terminate  the Asset  Purchase
                               Agreement  at any time  before the time the Asset
                               Purchase  Sale  becomes  effective.  The  Selling
                               Subsidiaries  may  terminate  the Asset  Purchase
                               Agreement  if  the  Board  of  Directors  of  any
                               Subsidiary  determines,   based  on  advice  from
                               counsel,  that it is required by law to terminate
                               the   Agreement  in  order  to  comply  with  its
                               fiduciary  duties.  In addition,  Florida Rock or
                               the Selling  Subsidiaries may terminate the Asset
                               Purchase  Agreement  if specified  events  occur.
                               These  include:

                               o  if the  conditions  set  forth  in  the  Asset
                                  Purchase  Agreement have not been satisfied or
                                  waived by October 8, 2001;

                               o  if either  party has failed to comply with any
                                  of  its  obligations  or  covenants  and  such
                                  failure  has  not  been  waived  by the  other
                                  party;

                               o  if the Asset  Purchase  Agreement is deemed to
                                  be  unenforceable in any bankruptcy or similar
                                  proceeding   in  which  any  of  the   Selling
                                  Subsidiaries is the debtor; or

                               o  if a majority  of the  Company's  stockholders
                                  vote against approval of the Transaction.

Termination Fee; Expense       The Asset Purchase Agreement requires the Selling
Reimbursement (page 39)        Subsidiaries  to pay Florida  Rock a  termination
                               fee of 2% of the purchase price plus  third-party
                               expenses not to exceed  $500,000,  if the Company
                               fails to receive  stockholder  approval  prior to
                               October 8, 2001, or if the board of the directors
                               of the Company or any of the boards of  directors
                               of the seven Selling  Subsidiaries  terminate the
                               Asset Purchase  Agreement  based on advice of its
                               counsel  that it is required by law to do so, and
                               the  Company or the Selling  Subsidiaries  within
                               360 days of the termination  enter into a similar
                               transaction  to sell to another  party the assets
                               or stock of the Selling  Subsidiaries  or to sell
                               the stock or the assets of the  Company  (as long
                               as the Selling  Subsidiaries  remain subsidiaries
                               of the Company).

                                     - 10 -

Regulatory Matters             The  closing of the  Transaction  by the  Selling
(page 41)                      Subsidiaries  in accordance with the terms of the
                               Asset Purchase Agreement is subject to the filing
                               of this proxy  statement  with the Securities and
                               Exchange Commission. The Federal Trade Commission
                               and the Antitrust Division of the U.S. Department
                               of Justice have granted early  termination of any
                               waiting    periods   in   accordance   with   the
                               Hart-Scott-Rodino  Antitrust  Improvements Act of
                               1976, as amended.

                FORWARD-LOOKING STATEMENTS-CAUTIONARY STATEMENTS

     The Company is including the following  cautionary  statement in this proxy statement to make applicable and take advantage of the safe harbor provisions of the Private  Securities  Litigation  Reform Act of 1995 for any  forward-looking statements made by, or on behalf of, the Company.  This proxy statement contains certain forward-looking  statements and information based on management's belief
as  well  as  assumptions  made  by  and  information   currently  available  to
management.   When  used  in  this  proxy  statement,  the  words  "anticipate,"
"believe,"  "estimate,"  "expect,"  and "intend" and words or phrases of similar import,  as they relate to the Company or Company  management,  are  intended to identify  forward-looking  statements.  Such  statements  are  subject to risks, uncertainties and assumptions including,  among other matters,  future growth in the construction industry; sale of assets;  satisfactory agreements with lenders to fund its liquidity  needs;  and general risks related to the markets in which
U.S.  Aggregates  operates.  Should one or more of these risks  materialize,  or should  underlying  assumptions  prove  incorrect,  actual  results  may  differ materially from those  projected.  Additional  information  regarding these risk factors and other  uncertainties  may be found in the Company's filings with the
Securities and Exchange Commission.

                           QUESTIONS AND ANSWERS ABOUT
                 THE SPECIAL MEETING AND THE PROPOSED ASSET SALE

     The following  questions  and answers are intended to address  briefly some commonly asked  questions  regarding the Special  Meeting and the Asset Purchase
Agreement  between SRM Aggregates,  Inc.,  Bradley Stone & Sand, Inc., BHY Ready
Mix,  Inc.,  Mulberry  Rock  Corporation,  Bama Crushed  Corporation,  and Grove
Materials  Corporation,  each wholly owned  subsidiaries of the Company,  DeKalb
Stone,   Inc.,  a  majority  owned   subsidiary  of  the  Company  (these  seven
subsidiaries are collectively  referred to as the "Selling  Subsidiaries"),  the
Company and Florida Rock Industries, Inc. ("Florida Rock"), dated as of July 11,
2001,  and  the  sale  of  substantially  all  of  the  assets  of  the  Selling
Subsidiaries. These questions and answers may not address all questions that may be important to you as a Company stockholder.  Please refer to the more detailed information  contained  elsewhere in this proxy  statement and the appendices to this proxy statement.

Q:   WHAT PROPOSAL WILL I BE VOTING ON AT THE SPECIAL MEETING?

A:   You will be asked to consider  and vote upon a proposal to approve the sale of  substantially  all  of the  assets  of the  Selling  Subsidiaries  (the
     "Transaction"),  pursuant to the Asset Purchase Agreement, dated as of July
     11, 2001 between the Company,  the Selling  Subsidiaries  and Florida Rock.
     The Asset Purchase  Agreement is attached to this proxy  statement as Annex
     B.

Q:   CAN I STILL SELL MY SHARES?

A:   Neither the Transaction  nor the Asset Purchase  Agreement will affect your right to sell or otherwise  transfer  your shares of the  Company's  common stock.

                                     - 11 -

Q:   WILL ANY OF THE MONEY  RECEIVED FROM THE  TRANSACTION BE DISTRIBUTED TO THE
     COMPANY'S STOCKHOLDERS?

A:   No. The Company intends to use all proceeds  received in the Transaction to repay a portion of its senior  secured  credit  facilities and depending on the result of negotiations with the lenders under its senior secured credit facilities, the remainder will be available for working capital and payment of taxes, if any.

Q:   IF THE  TRANSACTION  IS  COMPLETED,  WHAT WILL BE LEFT OF THE COMPANY GOING
     FORWARD?

A:   If the Transaction is completed,  the remaining  assets of the Company will consist of aggregate production operations,  ready-mix operations, concrete block operations,  paving operations and asphalt  production  operations in
     Arizona, California, Idaho, Nevada and Utah. The pro forma book value as of
     June 30, 2001 (assuming the  Transaction  occurred as of such date) of such remaining assets following  consummation of the Transaction is estimated to be $269.6 million and the pro forma net assets  (assets minus  liabilities)
     is estimated to be $82.1 million.

Q:   IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
     SHARES FOR ME?

A:   Your broker will vote your shares only if you provide  instructions  on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:   MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A:   Yes. Just send in a written revocation or a later-dated,  signed proxy card before the special meeting or simply attend the special meeting and vote in person.

Q:   WHAT DO I NEED TO DO NOW?

A:   PLEASE  VOTE YOUR  SHARES AS SOON AS  POSSIBLE,  SO THAT YOUR SHARES MAY BE
     REPRESENTED AT THE SPECIAL MEETING. You may vote by signing your proxy card and mailing it in the enclosed return  envelope,  or you may vote in person at the  special  meeting.  Because a vote of a  majority  of the  Company's outstanding shares is required to approve the Transaction,  your failure to vote is the same as your voting against the Transaction.

Q:   WHOM SHOULD I CALL IF I HAVE QUESTIONS?

A:   If you have questions about the Transaction or the Asset Purchase Agreement you may call the Company's Secretary and General Counsel,  Hobart Richey at
     (724) 772-0065.

                         SPECIAL MEETING OF STOCKHOLDERS
                              ______________, 2001

PURPOSE

     The special meeting will be held at 9:00 a.m. on ____________,  2001 at 333
Bush Street,  17th Floor,  San Francisco,  California  94104. We are holding the meeting:

                                     - 12 -

     1.   To  approve  the  sale  of  substantially  all  of the  assets  of SRM
Aggregates, Inc., Bradley Stone & Sand, Inc., BHY Ready Mix, Inc., Mulberry Rock
Corporation,  Grove Materials Corporation and Bama Crushed Corporation,  each of which are wholly-owned  subsidiaries of the Company,  and DeKalb Stone,  Inc., a
majority  owned  subsidiary  of  the  Company  (these  seven   subsidiaries  are
collectively  referred to as the  "Selling  Subsidiaries"),  to Florida  Rock in
accordance with the Asset Purchase  Agreement  between the Company,  the Selling
Subsidiaries and Florida Rock dated as of July 11, 2001.

     2.   To  transact  such other  business  as may  properly  come  before the meeting.

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of U.S.
Aggregates,  Inc., a Delaware corporation (the "Company"),  for use at a special meeting  of  stockholders  (the  "Special  Meeting")  to be held on  __________,
__________,  2001, at 9:00 a.m. local time, at which  stockholders  of record on
August 24, 2001 will be entitled to vote.  On August 24,  2001,  the Company had issued and  outstanding  14,900,593  shares of Common Stock,  par value $.01 per share.  The special  meeting  will be held at 333 Bush Street,  17th Floor,  San
Francisco, California 94104.

VOTING AND REVOCABILITY OF PROXIES

     All  properly  executed  proxies  that are not revoked will be voted at the
meeting  in  accordance  with  the  instructions   contained  therein.   Proxies
containing no  instructions  regarding  the  proposals  specified in the form of proxy  will be voted  FOR  approval  of all  proposals  in  accordance  with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form  accompanying  this statement has the power to revoke such proxy at any time before its exercise.  The proxy may be revoked by filing with the Secretary of the Company at the  Company's  principal  executive  office an  instrument of revocation or a duly executed  proxy bearing a later date, or by filing  written notice of  revocation  with the  secretary of the meeting prior to the voting of the proxy, or by voting the shares subject to the proxy by written ballot.

     Broker  non-votes and shares held by  stockholders  present in person or by proxy at the meeting but  abstaining on a vote,  will be counted in  determining whether a quorum is present at the Special  Meeting.  The vote  required for the approval  of the sale of assets is  described  below.  For all other  proposals, abstentions  by  stockholders  present in person or by proxy at the  meeting are counted as votes against a proposal for purposes of  determining  whether or not the proposal has been  approved,  whereas  broker  non-votes are not counted for purposes of determining whether a proposal has been approved.

     Each  holder  of Common  Stock is  entitled  to one vote for each  share of
Common Stock held.

SOLICITATION

     The  Company  will  bear  the  entire  cost  of   solicitation,   including
preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to stockholders.  Original solicitation of proxies  by  mail  may be  supplemented  by  telephone,  telegram,  or  personal solicitation by directors,  officers, or employees of the Company; no additional compensation will be paid for any such services.  Except as described above, the
Company does not intend to solicit proxies other than by mail. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain  beneficial  owners of the Company's Common
Stock, and the Company will reimburse such brokerage firms, custodians, nominees and  fiduciaries  for  reasonable  out-of-pocket  expenses  incurred  by them in connection therewith.

                                     - 13 -

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals  of  stockholders  that  are  intended  to be  presented  at  the
Company's 2002 annual meeting of stockholders must be received by the Company no later than December 31, 2001 in order to be included in the proxy  statement and proxy  relating to that meeting.  Stockholders  wishing to present a proposal in person at the Company's 2002 Annual Meeting must give the Company written notice of their proposal no later than April 6, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  tables,  based in part  upon  information  supplied  by officers,  directors and principal  stockholders,  set forth certain information regarding the  ownership of the Company's  Common Stock as of August 24, 2001 by
(i) all those  known by the Company to be  beneficial  owners of more than 5% of any class of the Company's  voting  securities;  (ii) each director;  (iii) each named executive  officer;  and (iv) all executive  officers and directors of the
Company as a group.  Unless  otherwise  indicated,  each of the stockholders has sole voting and investment power with respect to the shares  beneficially owned, subject to community property laws where applicable.

Security Ownership Of Certain Beneficial Owners(a).

                                                 AMOUNT OF
          NAME AND ADDRESS                   DIRECT BENEFICIAL       PERCENT OF
        OF BENEFICIAL OWNER                      OWNERSHIP             CLASS(b)
        -------------------                      ---------           ----------

Golder, Thoma, Cressey, Rauner Fund IV, L.P.     7,824,997              52.5%
   6100 Sears Tower
   Chicago, Illinois  60606

Goldman Sachs Asset Management                   1,218,100              8.2%
   1 New York Plaza
   New York, New York  10004

T. Rowe Price Associates, Inc.(c)                1,070,400              7.2%
   100 E. Pratt Street
   Baltimore, Maryland  21202

Liberty Wagner Asset Management, L.P.            1,042,700              7.0%
   227 West Monroe Street, Suite 3000
   Chicago, Illinois  60606

----------
(a)  Security  ownership   information  for  beneficial  owners  is  taken  from
     statements  filed with the Securities and Exchange  Commission  pursuant to
     Sections 13(d), 13(g) and 16(a) and information made known to the company.

(b)  Calculation  based on 14,900,593  shares of Common Stock  outstanding as of
     August 24, 2001.

(c)  These  securities  are  owned  by  various  individuals  and  institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct  investments and/or sole power to vote the securities.
     For purposes of the reporting  requirements of the Securities  Exchange Act of 1934, T. Rowe Price Associates,  Inc. is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates,  expressly disclaims that it is, in fact, the beneficial owners of such securities.

Security Ownership Of Directors And Executive Officers.

                                     - 14 -

                                   AMOUNT AND
         NAME OF              NATURE OF BENEFICIAL
     BENEFICIAL OWNER            OWNERSHIP(a)(b)        PERCENT OF CLASS(c)
     ----------------         --------------------      -------------------
Morris L. Bishop, Jr.                 135,560                      *
Franz L. Cristiani                      3,000(d)                   *
David A. Donnini                    7,827,997(e)               52.5%
Edward A. Dougherty                    23,424(d)(f)                *
James A. Harris                       309,940(g)                2.1%
Bruce V. Rauner                     7,827,997(e)               52.5%
Hobart Richey                          36,116(h)                   *
Stanford Springel                           0                      *
Raymond R. Wingard                      3,500(d)                   *
Daniel W. Yih                       7,824,997(i)               52.5%
All Directors and Executive         8,342,537                  56.0%
Officers as a Group

----------
* Does not exceed 1% of the referenced class of securities.

(a)  Ownership is direct unless indicated otherwise.

(b)  Includes shares  beneficially owned and shares which may be acquired within
     60 days from August 24, 2001.

(c)  Calculation  based on 14,900,593  shares of Common Stock  outstanding as of
     August 24, 2001.

(d)  Includes 3,000 shares  issuable upon the exercise of stock options  granted to each Messrs. Cristiani, Dougherty and Wingard.

(e)  Includes 3,000 shares  issuable upon the exercise of stock options  granted to each  Messrs.  Donnini and Rauner and  7,824,997  shares held by Golder,
     Thoma,  Cressey,  Rauner Fund IV, L.P. to which Messrs.  Donnini and Rauner disclaim any beneficial interest.

(f)  Includes  20,424  shares  owned by The  Edward  A.  Dougherty  and Linda F.
     Dougherty 1998 Family Trust.

(g)  Includes  49,737 shares owned by the James A. Harris  Charitable  Remainder
     Unitrust.

(h)  Owned by Jeanne T. Richey.

(i)  Includes 7,824,997 shares held by Golder, Thoma,  Cressey,  Rauner Fund IV,
     L.P. to which Daniel W. Yih disclaims any beneficial interest.

                                   THE COMPANY

     U.S. Aggregates, Inc. was founded in January 1994 and is a leading producer of aggregate  related  products.  Aggregates  consist of crushed stone, sand and gravel.  In  2000,  the  Company  shipped  approximately  19.7  million  tons of aggregates,  primarily  to  customers in nine  Southeast  and  Mountain  states, generating  net sales  and a loss from  operations  of $291.7  million  and $5.0 million,  respectively.  In 2000, approximately 88% of the aggregates shipped by the company were  processed  materials  consisting  of crushed stone or sand and gravel, and approximately 12% were unprocessed material.

     The following table shows, for the periods  indicated,  the Company's total shipments of aggregates, asphalt and ready-mix concrete.

                                     - 15 -

                              U.S. AGGREGATES, INC
             SHIPMENTS OF AGGREGATES, ASPHALT AND READY-MIX CONCRETE

                                              YEARS ENDED DECEMBER 31,
                                       ----------------------------------------
                                       2000     1999     1998     1997     1996
                                       ----     ----     ----     ----     ----
                                                     (MILLIONS)
Tons of aggregates sold:
  Sold directly to customers........   15.0     13.7     11.9      6.6      5.1
  Used internally...................    4.7      5.4      3.9      2.9      2.1
    Total tons of aggregates sold...   19.7     19.1     15.8      9.5      7.2
      Percentage of aggregates
        used internally for
        asphalt and concrete........   23.9%    28.3%    24.7%    30.5%    29.2%
Tons of asphalt sold................    1.8      2.2      1.6      1.3      0.9
Yards of ready-mix concrete sold....    1.6      1.8      1.4      0.9      0.9

The  Transaction  will result in a substantial  reduction in the Company's total sales and aggregate reserves. See the Section below entitled "Description of the
Company Following the Transaction."

     The Company  markets its  aggregates  products to customers in a variety of
industries,   including  public   infrastructure,   commercial  and  residential
construction contractors;  producers of asphalt,  concrete,  ready-mix concrete, concrete blocks, and concrete pipes; and railroads.  In 2000,  approximately 76%
of the  Company's  aggregates  volume was sold  directly to  customers,  and the balance was used to produce asphalt (which generally  contains 90% aggregates by volume) and  ready-mix  concrete  (which  generally  contains 80%  aggregates by volume).  As  a  result  of  dependence  upon  the  construction  industry,  the profitability  of  aggregates  producers is sensitive to national,  regional and local  economic  conditions,  and  particularly  to  downturns  in  construction spending and to changes in the level of  infrastructure  spending  funded by the public sector. In fact, the Company's performance in the second half of 2000 was affected by the slowing economy and reduced government  spending,  especially in its Western operations.  Currently,  the Company does not have any customer that accounts for more than 10% of sales.

     Also as a result of the Company's dependence on the construction  industry, the  Company's  business is seasonal  with peak  revenues and profits  occurring primarily in the months of April through November. Bad weather conditions during this  period  can  adversely  affect  operating  income  and cash flow and could therefore have a  disproportionate  impact on the Company's results for the full year.  Quarterly results have varied significantly in the past and are likely to vary  significantly from quarter to quarter in the future. In the fourth quarter of 2000, poor weather conditions in Utah negatively impacted the Company's sales and profits.  In Utah,  our sales volume of asphalt and processed  aggregates in the fourth  quarter of 2000 were down 42% and 36%  respectively  compared to the fourth  quarter  of 1999.  Almost  all of that  volume  decline  was due to poor weather.  In Utah, our sales volume of ready-mix  concrete in the fourth quarter of 2000 was down 11% compared to the fourth quarter of 1999.  Ready-mix concrete sales were less severely  impacted by weather  conditions as technology  enables the use of concrete in colder weather.

     Because of the high cost of transporting aggregates,  asphalt and ready-mix concrete, the Company believes that high-quality aggregate reserves located near customers  is central to its  long-term  success.  Accordingly,  the Company has focused on the  acquisition and  development of aggregate  production  sites and companies  that are well  positioned to serve growing local  markets.  Since the
Company's inception,  the Company completed and integrated 28 business and asset acquisitions,  including  both  operating  companies  and  aggregate  production facilities.  In 2000,  the Company  continued  to expand  into new  geographical markets in the Southeast, Utah and Nevada. Distribution of aggregate products in the  Southeast  was expanded  with the startup of a major  distribution  yard in
Memphis, Tennessee.

     Because  of  the  Company's  ambitious  acquisition  program,  the  Company acquired  certain  non-core  assets  over  the  last  six  years.  These  assets principally  included ready-mix and concrete block businesses that were acquired in connection  with the  acquisition of strategic  quarry  properties as well as quarry properties not critical to the Company's basic aggregates businesses.  In
1994, we acquired  Southern  Ready Mix which owned two aggregate  quarries and a concrete  products company producing  ready-mix  concrete and concrete pipe. The aggregates  business  expanded from the original two quarries to nine  operating quarries with an additional three in the preliminary  development  phase. As our aggregates  business  expanded,  many of our customers for aggregates were firms that we competed against in ready-mix concrete. As the aggregates segment of our business grew, our ready-mix concrete

                                     - 16 -

and block businesses  became less important to our overall business and, because of their  competition  with our core  customers,  had a  negative  impact on the future growth of our aggregates business.

     In 2000,  the Company  outlined a plan to sell certain assets to strengthen its  strategic  position,  reduce  debt and  improve  liquidity.  The assets the
Company  planned to sell included its ready-mix and concrete  block  business in
Alabama,  all its  ready-mix  concrete  operations in the greater Salt Lake area
(including  certain quarries related to such business) as well as other non-core ready-mix and concrete block  business.  In 2000, the Company sold its ready-mix operations in Birmingham and subsequently the remaining  ready-mix  concrete and concrete  block  operations  in the Alabama  market to Ready-Mix  USA,  Inc. The ready-mix  operations  in  Birmingham  were  sold  for  $6.6  million  in  total consideration,  representing a book gain of $284,000. The ready-mix and concrete block  operations  in the  Alabama  market  were  sold  $14.5  million  in total consideration,  representing  a book  gain of $2.2  million.  Terms  of the sale include the  establishment  of a long-term  contract  for the Company to provide
Ready-Mix USA with  aggregates  for its ready-mix  operations.  The revenues and total assets related to the sold properties  represented  approximately  11% and
4%, respectively, of the Company's 2000 consolidated totals.

     In 2001,  the Company  continued its plan to sell certain assets to improve its strategic position,  reduce debt and improve its liquidity.  Effective as of
March 30, 2001,  the Company sold certain of its  operations in northern Utah to
Oldcastle  Materials,  Inc. That transaction  included the sale of the ready-mix businesses in the greater Salt Lake area, the sale of one quarry, the leasing of another  quarry  and the sale of an  asphalt  plant.  The  sales  proceeds  were utilized to pay debt and certain  operating leases and provided the Company with additional  liquidity.  The  revenues  and  total  assets  related  to the  sold properties represented approximately 14% and 6%, respectively,  of the Company's
2000 consolidated  totals. In connection with the sale, the Company entered into a long-term,  royalty bearing lease of a quarry to Oldcastle.  The lease term is for a 40-year  period and requires  Oldcastle to pay a minimum annual royalty of
$0.1 million.  Royalty rates are $0.05 per ton of aggregate  utilized during the first two years of the agreement,  $0.10 per ton for the third through the fifth years and $0.25 per ton  thereafter.  The carrying value of the assets leased to
Oldcastle as of June 30, 2001 was approximately $47.6 million.

     The  localized  nature of the  business  also limits  competition  to those producers in  proximity to the  Company's  production  facilities.  Although the
Company experiences competition in all of its markets, the Company believes that it is generally a leading producer in the market areas it serves. Competition is based primarily on aggregate  production site location and price, but quality of aggregates and level of customer service are also important factors. The Company competes  directly with a number of large and small  producers in the markets it serves.

     A material rise in the price or a material  decrease in the availability of oil could and did adversely affect operating  results.  The cost of transporting the Company's products,  the cost of processing material and the cost of asphalt are all correlated to the price of oil. Any increase in the price of oil may and did reduce the demand for the Company's products.  The Company estimates that in
2000 the total  increase  in oil,  fuel and  energy  costs  were in excess of $9 million. As a result of competitive pressures,  the Company was not able to pass through these cost increases, and profits were negatively impacted.

     Environmental  and zoning  regulations have made it increasingly  difficult for the  construction  aggregates  industry to expand  existing  quarries and to develop new quarry  operations.  Although it cannot be predicted  what  policies will be adopted in the future by federal,  state and local  governmental  bodies regarding these matters,  the Company  anticipates that future restrictions will not have a material adverse effect upon its business.

     As of year-end, the Company employed approximately 1,476 employees, of whom
approximately   1,259  are  hourly,   216  are  salaried  and  1  is  part-time.
Approximately  313 of the Company's  employees are  represented by labor unions.
The  expiration  dates of the various  labor union  contracts are from July 2001 through April 2003. On July 17, 2001, the Company  reached an agreement on a new labor union  contract

                                     - 17 -

with certain employees  represented by a labor union who since July 15, 2001 had been working  without a contract as a result of the contract's  expiration.  The
Company considers its relations with employees to be good.

SIGNIFICANT DEVELOPMENTS IN 2001

     As a result of issues raised  regarding  certain  financial and  accounting matters affecting the Company's Western  operations and upon the  recommendation of the Company's auditors, the Company's Board of Directors authorized its Audit
Committee  to  expand  the  scope of the  year-end  audit  and to  increase  its oversight of the audit for the fiscal year ended  December  31, 2000.  Under the supervision  of the Audit  Committee,  an expanded  audit was  conducted  of the
Company's  operations,  principally  those in the Western states. As a result of the  expanded  audit,  a number  of  errors,  material  in the  aggregate,  were determined to have occurred. As a result of these errors, the Company determined that it was  necessary to restate the  earnings for the first three  quarters of
2000. For the first quarter,  the Company restated its net loss of $2.6 million, or $0.17 per diluted share, to a net loss of $5.1 million,  or $0.34 per diluted share.  For the second  quarter,  the  Company  restated  its net income of $6.8 million, or $0.45 per diluted share, to net income of $3.1 million, or $0.20 per diluted  share.  For the third quarter,  the Company  restated its net income of
$5.5 million,  or $0.36 per diluted  share,  to net income of $1.7  million,  or
$0.11  per  diluted   share.   The   restatements   relate   primarily   to  the
reclassification  of  certain  capitalized  items  to  operating  expenses,  the recognition of certain  additional  operating  expenses,  and an increase of the reserve for  self-insurance  claims. The following table sets forth a summary of the adjustments:

                                                                    ADJUSTMENT
                      TYPE OF ADJUSTMENT                           (IN MILLIONS)
      Total adjustments to net sales                                    8.8
      Total cost of products sold adjustments                         (21.7)
      Total selling, general and administrative expense                (1.7)
      adjustments

                                     - 18 -

      Total depreciation, depletion and amortization adjustments        -0-
      Other expenses                                                    0.1
      Total pre tax adjustments                                       $(14.5)
                                                                      =======

     As a result of the Audit Committee's review,  certain members of management resigned,  were put on administrative leave, or were terminated.  These included the Company's former Executive Vice President and Chief Financial  Officer,  the
president  of  the  Western   Operations  and  the  Controller  of  the  Western
Operations.  A new Chief  Executive  Officer has been  employed and a consultant with substantial financial experience has been retained to assist the Company in its  financial,  accounting and cash  management  functions.  Additionally,  the
Western  Operations  have  hired  a  new  Chief  Financial  Officer  and  a  new
Controller. A number of other employees have been terminated or re-assigned. The
Company's  San  Mateo  office  is  being  closed  and all  financial  operations transferred to Draper,  Utah,  headquarters of the Company's Western Operations, where the Company's Chief Executive Officer is now located.

     As a result of the Company's  poor  financial  results in 2000, the Company was in default  of  several  covenants  in the  Fourth  Amendment  to its senior secured  credit  facility  ("Credit  Agreement")  and its Amendment No. 3 to its
subordinated  debt  facilities.  The  Company  was in default  of its  financial covenants by permitting  its interest  coverage ratio to be less than 1.75 to 1, permitting  its  fixed  charge  coverage  ratio  to be less  than  0.80 to 1 and permitting  its leverage  ratio to be greater than 5.75 to 1. In April 2001, the
Company entered into amendments (the Fifth and Sixth Amendments) with its senior secured  lenders which waived all existing  covenant  defaults,  adjusted future financial  covenants,  deferred certain principal payments until March 31, 2002, provided the Company with additional  liquidity upon the sale of certain assets, established  monthly interest payment  schedules,  increased interest rates, and provided for certain fees if the debt is not refinanced by a certain date in the future.  The Company also entered into an amendment with its  subordinated  note holder, Prudential Insurance Company, to waive existing covenant defaults and to accept deferral of interest  payments  through May 22, 2002 in exchange for a 2%
increase in interest  rates, a deferred fee of $900,000 and warrants for 671,582 shares with a nominal  exercise  price. In connection with the amendments of the
Credit Agreement and the subordinated notes, Golder, Thoma, Cressey, Rauner Fund
IV, L.P. ("GTCR Fund IV"), the Company's largest stockholder, loaned the Company
$2 million as junior  subordinated debt. GTCR Fund IV received a deferred fee of
$450,000  and  warrants  for  435,469  shares with a nominal  exercise  price in exchange for its  agreement to provide the Company with the junior  subordinated debt.

     On May 30, 2001, the Company entered into a Seventh Amendment to its Credit
Agreement with its senior secured  lenders to provide $6.0 million of additional liquidity to the Company.  The Company borrowed the $6.0 million available under the  agreement  during the  quarter  ended June 30,  2001.  This  agreement  was subsequently  supplemented  and  currently  provides  for an  interest  rate  of
Alternate  Base Rate plus 7%, a fee of $1.15 million is payable upon the earlier of September  28, 2001 or the  consummation  of the sale of certain  assets.  An amendment fee of 25 basis points, or approximately  $0.4 million is payable upon the earlier of September 30, 2001  (expiration of this short-term  agreement) or the consummation of certain asset sales.

     In late July 2001 the  Company  repaid  $0.5  million  under its  revolving credit  agreement which was used as collateral to issue a $0.5 million letter of credit which was in turn used as collateral for the issuance of up to $5 million
of  surety  bonds  supporting  the   construction   activities  of  its  Western
operations.

     On August 14, 2001,  the Company  entered  into an Eighth  Amendment to its
Credit  Agreement with its existing senior secured lenders pursuant to which the
Company  received  waivers  of   non-

                                     - 19 -

compliance with certain financial and  non-financial  covenants under the Credit
Agreement.  Prior to the  amendment  the  Company was not in  compliance  with a financial  covenant  under the Sixth  Amendment  to its  Credit  Agreement  that requires a minimum  EBITDA  (defined as net income  before  minority  interests, interest expense, income tax expense,  depreciation,  depletion and amortization and non-cash restructuring charges incurred in connection with business closures and asset  dispositions)  of $5.5 million for the quarter  ending June 30, 2001.
The actual EBITDA for this quarter was a loss of $28.0 million.  The Company was also in default under the Seventh  Amendment to its Credit  Agreement in that it did not repay the principal and  capitalized  interest due on its Term C loan by
July 31, 2001.  This Eighth  Amendment  also provides $3.0 million of additional liquidity to the Company at an interest rate of Alternate  Base Rate plus 7% and provides for a fee of $0.125 million.  Such fee is deferred until the earlier of
September  28,  2001  or the  consummation  of  the  sale  of  its  Southeastern operations.  Amounts  borrowed  under the  agreement  are due on the  earlier of
September  30,  2001  or the  consummation  of  the  sale  of  the  Southeastern operations.  The  effectiveness  of the Eighth  Amendment  is subject to certain conditions  including  receipt by the Company of definitive  documentation  of a forbearance  agreement  referred to in the next paragraph.  The Eighth Amendment became  effective  on September 5, 2001.  In addition,  on August 14, 2001,  the
Company received waivers of non-compliance with certain substantially equivalent financial covenants under the subordinated notes.

     In September 2000 the Company's Southeastern  operations entered into three equipment acquisition agreement commitments with a financial institution.  Those commitments provide for the financing of certain construction  projects totaling approximately $13.7 million. As of June 30, 2001, the financial  institution has funded approximately $11.7 million under those commitments. Upon completion, the projects are to be converted to either  operating  leases or capital leases,  at the Company's  option.  Such amounts are included in the accompanying  Condensed
Consolidated  Balance Sheet as of June 30, 2001 as a current  liability.  Two of these  projects  provided for a completion  date of May 31, 2001,  which was not achieved and has resulted in an event of default under such agreements and cross defaults under certain of the Company's other debt  agreements.  The Company had requested waivers of the defaults under such agreements as well as extensions of time periods  necessary to complete such  projects.  The  financial  institution agreed to enter into a  forbearance  agreement  with the Company  that would (i)
waive all defaults  under such  agreements  and (ii) provide an extension of the completion  dates of such projects to September 30, 2001,  provided that amounts funded under such agreements as well as other amounts  outstanding  under either operating or capital leases with the Company's Southeastern  operations are paid off upon the sale of the Company's Southeastern  operations.  The Company signed final  documentation  for that  forbearance  agreement on August 23, 2001 and it became effective on September 4, 2001.

GOVERNMENTAL AND ENVIRONMENTAL REGULATION

     The Company's operations are subject to and affected by federal,  state and local laws and regulations  relating to the  environment,  health and safety and other regulatory matters.  Certain of the Company's  operations may from time to time involve the use of  substances  that are  classified  as toxic or hazardous substances  within  the  meaning of these  laws and  regulations.  Environmental operating  permits  are,  or may  be,  required  for  certain  of the  Company's
operations,   and  such  permits  are  subject  to  modification,   renewal  and
revocation.  The Company  continually  evaluates whether it must take additional steps at its locations to ensure compliance with these laws and regulations. The
Company  believes  that  its  operations  are  in  substantial  compliance  with applicable laws and regulations and that any noncompliance is not likely to have a material  adverse  effect on its business,  financial  condition or results of
operations.   However,   future   events,   such  as  changes  in  or   modified
interpretations  of existing laws and  regulations or enforcement  policies,  or further  investigation  or  evaluation of the  potential  health  hazards of its products or business  activities,  may give rise to  additional  compliance  and other  costs  that  could  have a material  adverse  effect on the  Company.  In accordance with the Company's accounting policy for environmental costs, amounts are  accrued and  included  in the  Company's  financial  statements  when it is probable  that a liability  has been  incurred and such amount can be reasonably estimated.  Costs  incurred

                                     - 20 -

by the Company in  connection  with  environmental  matters in the preceding two fiscal  years  were  not  material  to the  Company's  operations  or  financial condition.

     The Company, as well as other companies in the aggregates industry, produce some products  containing varying amounts of crystalline  silica.  Excessive and prolonged  inhalation  of very small  particles of  crystalline  silica has been associated  with  non-malignant  lung  disease.  The  carcinogenic  potential of excessive exposure to crystalline silica has been evaluated for over a decade by a number of research groups including the  International  Agency for Research on
Cancer,  the  National  Institute  for  Occupational  Safety  and Health and the
National  Toxicology  Program,  a part of the  Department  of  Health  and Human
Services.  Results of various studies have ranged from  classifying  crystalline silica as a probable  to a known  carcinogen.  Other  studies  concluded  higher incidences of lung cancer in some operations was due to cigarette  smoking,  not silica.  Governmental  agencies,  including the  Occupational  Safety and Health
Administration  and Mine Safety Health  Administration,  coordinate to establish standards for controlling permissible limits on crystalline silica. In the early
1990s,  they  considered  lowering  silica exposure limits but decided to retain
existing  limits.  The  Occupational  Safety  and  Health   Administration  held
stakeholder  meetings in the fall of 2000,  relating to the release of new rules to  implement  more  stringent  regulations  controlling  permissible  limits on crystalline  silica.  No new  regulations  have been put in place  through March
2001.  The  Company  believes  it  currently  meets  government  guidelines  for crystalline  silica  exposure  and  will  employ  technologies  as  they  become available to ensure worker safety and comply with regulations.

     An  operating  subsidiary  of  the  Company  that  is  not a  party  to the
Transaction  received a notice of violation in April 2000  regarding the removal and disposal of  asbestos-containing  insulation from two  above-ground  asphalt storage  tanks at one of the  subsidiary's  facilities.  The site has been fully cleaned under the  supervision  and with the approval of the Utah  Department of
Air Quality ("DAQ"), and costs related to the clean-up have been recorded.  As a result, the Company (1) entered into an agreement with the Utah DAQ on September
23, 2000 under  which a fine of $50,000 has been paid and certain  environmental remediation  action also worth $50,000 have been carried out and these  expenses have been  recorded;  (2) entered  into an  agreement  with the U.S.  Attorney's office for Utah in March 2001 under which the subsidiary  will plead to a felony and  pay a  fine  of  $300,000  which  amount  has  been  accrued,  the  Company anticipates  finalizing  this  agreement at a hearing on September 13, 2001; and
(3) negotiated an  environmental  compliance  agreement  with the  Environmental
Protection  Agency's Seattle,  Washington office which that office has forwarded
to  the  EPA's   Washington,   D.C.  office  for  review  and  approval.   These
environmental matters are also disclosed under "Legal Proceedings."

PROPERTIES

     In 2000, 27 of the Company's aggregates production sites each had shipments of greater than  100,000  tons.  Of these sites,  10 are located on property the
Company  owns,  two are on land  owned in part and  leased in part and 15 are on leased  property.  In addition to the Company's quarry sites, it owns other real property. As of the date of this proxy statement,  the Company owns 60 pieces of real property and has  leasehold or permit or similar  rights to 63 other pieces of real property. The Company has granted Bank of America a security interest in all of the  Company's  material  properties.  Security  interests  have not been granted in some smaller Company properties used as buffer properties, properties with no facilities or operations, properties on short term leases, or properties subject to contractual  arrangements that prohibit  collateral  assignment.  The
Company's significant quarry leases expire between the years 2012 to 2039 and in some cases are renewable for additional  periods.  The Company  believes that no single aggregate production site is of major significance to its operations.

     The Company intends to sell 9 of its U.S.  properties and assign the leases on 19 of its U.S. properties as part of the Transaction.  After the Transaction, the Company will own 51  properties  in the U.S. and lease 44  properties in the
U.S.

                                     - 21 -

     The Company's estimated aggregate reserve position prior to the Transaction exceeds 1.3 billion tons.  The Company owns  approximately  600 million tons and leases  approximately 700 million tons of its aggregate reserves.  Following the consummation of the  Transaction,  reserves are estimated at 767 million tons of which 56% will be leased and 44% will be owned. The yield from the extraction of reserves  is based on an  estimate  of the  volume  of  materials  which  can be economically  extracted to meet  current  market and product  applications.  The aggregate  reserves  and  historical  volumes  of  sales,  giving  effect to the
Transaction  are shown on page 23. The  Company's  mining plans are developed by experienced  mining  and  operating  personnel  based on  internal  and  outside drilling and geological  studies and surveys.  In some cases,  zoned  properties must be extracted in phases as reserves in a particular  area of the reserve are exhausted.

     Leases of aggregate  reserve  sites  usually  provide for royalty  payments based on revenues from  aggregates sold at a specific  location.  Leases usually expire after a specific time period and may be renewable for  additional  terms.
Most leases have extension  options providing for at least 20 years of operation based on 2000 extraction rates. With minor exceptions, where lease options total less than 20 years, the Company has developed and zoned additional reserves that will allow it to serve its markets on a  competitive  basis and ensure long term availability.  Generally,  reserves at the Company's aggregate  production sites are adequate for in excess of 20 years  production at 2000 rates of  extraction.
At one of the Company's  quarries it is required to extract a minimum  amount of
100,000  tons of  aggregate  per year and at  another  quarry,  500,000  tons of aggregate  per year in order to  maintain  its rights to mine  reserves on these leased properties.  The Company anticipates  fulfilling these minimum extraction requirements during the lease terms.

     The following table summarizes the Company's production facilities:

                                                                                      Production
                                                              Estimated Reserves      Year Ended
                                                              12/31/00                12/31/00
                                                              (000's Tons)            (000's Tons)       Lease Terms
QUARRY LOCATION                                               (See Notes)             (See Notes)

SOUTHEAST DIVISION

OPERATING PLANTS

The Company has six aggregate operations in Alabama located   Leased    497,000
at Tarrant, Calera, O'Neal, Tuscumbia, Alabaster, and Vance   Owned     152,000                           Current to
and one aggregate plant located in Cleveland, TN and two                -------                           40 years
aggregate plants in Sequatchie, TN.                           Total     649,000             8,484

DEVELOPING SITES
                                                              Leased    287,000
The Company has one developing quarry in Alabama located at   Owned        -0-                            Current to
Calera and two developing quarries located in DeKalb and               ---------                          30 years
Mulberry, GA.                                                 Total      287,000              -0-

                                     - 22 -

WESTERN DIVISION
----------------

MAJOR AGGREGATE OPERATIONS

The company has five aggregate plants located in the
Wasatch Front of Northern Utah: Northern Salt Lake City
(2), Draper, Lehi, and Genola, Two in Central Utah:
Centerfield and Elsinor, Three in Southern Utah: Cedar City
(1) and St. George (2), one in Las Vegas and two in Boise,
Idaho: Eagle and Middleton.
                                                       494,000            8,942
Total Major Aggregate Operations

                                                       136,000             2,271
Other small operations in Utah, Idaho and Arizona.     -------            ------
                                                       630,000            11,213
Total                                              See Notes (1)-(5)

UNZONED RESERVES                                        54,000

Central Utah                                            83,000
                                                       -------

So. Utah / SE Nevada / NW Arizona                      137,000

Notes:
-----

(1)  Includes  Beck Street  Quarry in North Salt Lake City with  reserves of 157 million tons leased effective March 31, 2001 to Oldcastle, Inc. for 40 years.

(2) Includes  Falcon Ridge Quarry sold  effective  March 31, 2001 to  Oldcastle,
Inc. with reserves of 18 million tons.

(3)  Excludes  Kiegley  Quarry in Genola,  Utah,  leased  from  Oldcastle,  Inc.
effective March 31, 2001 with reserves of 175,000 million tons.

(4)  Sales  for the year  ended  Dec 31,  2000 at major  operations  were  7,246 thousand tons adjusted for assets in Northern Salt Lake sold in 2001.

(5) Sales at other small  operations were 2,130 thousand tons adjusted for Idaho operations sold in 2001.

     The following  table presents the Company's  current  estimate of aggregate reserves (in millions of tons) by market area.

                              U.S. AGGREGATES, INC.
                        AGGREGATE RESERVES BY MARKET AREA

                                             ZONED/
                                            PERMITTED   UNZONED      TOTAL
Alabama* ................................      574         --          574
Eastern Tennessee*.......................       75         --           75
Northern Utah............................      362         --          362
Central Utah.............................      110         54          164
So. Utah/SE Nevada/NW Arizona............      124         83          207
Idaho....................................       34         --           34
                                             -----      -----       ------
   SUBTOTAL..............................    1,279        137        1,416
                                             =====      =====       ======
   RESERVES SOLD.........................      649          -          649
                                               ---     ------         ----
   TOTAL AFTER TRANSACTION...............      630        137          767
                                               ===      =====         ====

*Quarry sites to be sold in connection with this Transaction.

                                     - 23 -

The  Transaction  will result in a substantial  reduction in the Company's total sales and aggregate reserves. See the Section below entitled "Description of the
Company Following the Transaction."

     Management  believes the raw material  reserves  are  sufficient  to permit production at present operational levels for the foreseeable future. The Company does not anticipate any material  difficulty in obtaining the raw materials that it uses for production.

     The Company is required by the laws of various states to reclaim  aggregate sites after  reserves  have been  depleted.  Each site's  mining plan includes a reclamation  plan,  which has been developed for that site to maximize the value of the end use of the site.

     The Company has two aggregate production sites in Georgia. A major building materials  producer has an option to lease one site under a long-term lease. The other aggregate production site is not anticipated to open in the near future.

The following are maps showing our aggregates properties and plants.

LEGAL PROCEEDINGS

     An  operating  subsidiary  of  the  Company  that  is  not a  party  to the
Transaction  received a notice of violation in April 2000  regarding the removal and disposal of  asbestos-containing  insulation from two  above-ground  asphalt storage  tanks at one of the  subsidiary's  facilities.  The site has been fully cleaned under the  supervision  and with the approval of the Utah  Department of
Air Quality ("DAQ"), and costs related to the clean-up have been recorded.  As a result, the Company (1) entered into an agreement with the Utah DAQ on September
23, 2000 under  which a fine of $50,000 has been paid and certain  environmental remediation  action also worth $50,000 have been carried out and these  expenses have been  recorded;  (2) entered  into an  agreement  with the U.S.  Attorney's office for Utah in March 2001 under which the subsidiary  will plead to a felony and  pay a  fine  of  $300,000  which  amount  has  been  accrued,  the  Company anticipates  finalizing  this  agreement at a hearing on September 13, 2001; and
(3) negotiated an  environmental  compliance  agreement  with the  Environmental
Protection  Agency's Seattle,  Washington office which that office has forwarded to the EPA's Washington, D.C. office for review and approval.

     On  August 4,  2000,  the Utah  Attorney  General's  Office  issued a Civil
Investigative  Demand to an  operating  subsidiary  of the Company that is not a party to the Transaction.  That demand appended interrogatories and requests for
the  production  of  documents   requested  in  connection   with  an  antitrust
investigation  by the Utah  Attorney  General's  Office  related  to the sale of asphalt, aggregate,  ready-mix concrete, concrete block and related products and services. The Company has supplied the requested information to the satisfaction of the Utah Attorney  General's  Office and will continue to cooperate  fully in the course of the investigation.  The Company believes there is no merit to this investigation.  The Company's  counsel last  communicated with the Utah Attorney
General's  Office  regarding  this matter on December  12, 2000.  No  subsequent requests for information have been received.

     On April  16,  2001,  the Utah  Attorney  General's  Office  issued a Civil
Investigative  Demand to the Company appending  interrogatories and requests for documents in  connection  with an antitrust  investigation  by the Utah Attorney
General's  Office  relating to the sale and lease of certain  assets in Northern
Utah.  The  Company's  response to this request was complete as of May 14, 2001.
The Company will continue to cooperate fully in the course of the investigation.
The Company  believes  there is no merit to this  investigation.  The  Company's counsel last communicated with the Utah Attorney General's Office regarding this matter  on May 15,  2001.  No  subsequent  requests  for  information  have been received.

     During May 2001,  three  complaints  were filed  against  the  Company  and certain of its officers and  directors in the United States  District  Court for the Northern District of California  (individually filed on May 1, 2001, May 21,
2001 and May 25, 2001). The suits purport to be class actions filed on behalf of the plaintiffs and others similarly situated, which allege certain violations of the federal  securities laws,  including  violations of Sections 10(b) and 20 of the Securities  Exchange Act of 1934 and Rule 10b-5  thereunder.  The complaints allege  that  the  Company's  press  releases  relating  to its  2000  financial statements were false and misleading.  The complaints seek  unspecified  damages and other relief. These cases have been consolidated before Judge Wilken. Eugene
L.  Loper has been  named lead  plaintiff,  and his  choice of counsel  has been approved.  The Company has  retained  counsel and intends to  vigorously  defend these complaints.

                                     - 24 -

merely ask for "damages, interest and costs" and "such other relief as the Court may deem just and  proper."  The  Company  has  retained  counsel and intends to vigorously defend these complaints.

     In  May  2001,  the  Company   terminated  the  employment  of  two  senior
executives.  The  executives  have  asserted  claims for  severance  against the
Company,  aggregating  approximately $950,000 and other unspecified damages. The
Company has denied these claims.

     It is the opinion of management, after discussions with legal counsel, that the ultimate  disposition of the claims discussed above will not have a material adverse  effect on the Company's  financial  position or results of  operations, however,  an adverse  judgment  or  settlement  of certain  claims  could have a material  adverse  effect  on the  financial  condition  and  operating  results reported  by the Company  for the period in which any such  adverse  judgment or settlement  occurs.  The Company is currently  unable to estimate  the loss,  or range of loss, that is reasonably possible related to these claims.

     From time to time, the Company and its  subsidiaries  have been involved in various other legal proceedings relating to it and its subsidiaries'  operations and  properties  which,  except for the  proceedings  described  in the previous paragraphs, we believe are routine in nature and incidental to the conduct of it and its subsidiaries' business. The Company and its subsidiaries' ultimate legal and financial  liability with respect to these other matters cannot be estimated with certainty,  but we believe,  based on its examination of such matters, that none of these  proceedings,  if  determined  adversely,  would  have a  material adverse effect on our business, financial condition or results of operations.

MARKET FOR THE COMPANY'S COMMON EQUITY AND RELATED MATTERS

     The Company's  Common Stock is traded on the New York Stock  Exchange under the symbol  "AGA," where it commenced  trading on August 13, 1999  following the
Company's  initial  public  offering.  As of  August  24,  2001,  the  number of stockholders of record approximated 53. The closing price of the Common Stock on the New York Stock  Exchange on August 24,  2001,  was $0.75.  The prices in the following table represent the high and low sales prices for the Company's Common
Stock as reported on the New York Stock Exchange:

     QUARTER ENDED                                      HIGH       LOW
     -------------                                      ----       ---
     September 30, 1999 (from August 13, 1999)...      $15.46     $11.78
     December 31, 1999...........................      $14.96      $9.48
     March 31, 2000..............................      $16.22     $11.91
     June 30, 2000...............................      $20.22     $12.73
     September 30, 2000..........................      $19.21     $14.81
     December 31, 2000...........................      $16.31      $6.38
     March 31, 2001..............................       $9.06      $5.90
     June 30, 2001...............................       $5.00      $0.69

     For each of the  first  three  quarters  of 2000,  the  Board of  Directors authorized a dividend of $0.03 per share of common stock payable April 10, 2000,
July 10, 2000, and October 10, 2000 to holders of record on March 27, 2000, June
26, 2000, and September 26, 2000, respectively.

     The Company's  policy is to pay out a reasonable share of net cash provided by operating  activities as dividends,  consistent  with the goal of maintaining debt ratios with prudent and generally  acceptable limits. The future payment of dividends, however, is being restricted by its credit facility agreements and as such the Company does not anticipate paying dividends in the foreseeable future.

     U.S.  Aggregates has its principal executive offices at 400 South El Camino
Real, Suite 500, San Mateo, California 94402 (telephone number: 650-685-4880).

                                     - 25 -

                            THE SELLING SUBSIDIARIES

SRM Aggregates, Inc.

     SRM Aggregates, Inc. is an Alabama corporation,  principally engaged in the mining,  processing and sale of aggregates.  During 2000, SRM  Aggregates,  Inc.
completed  construction  of two new  crushing  plants in Alabama,  substantially increasing capacity and improving its ability to supply rock to the Mississippi, south Alabama and west Tennessee  markets.  On April 24, 2000,  SRM  Aggregates,
Inc. sold all of its ready-mix  operations  located in Birmingham,  Alabama.  On
December 18, 2000,  SRM  Aggregates,  Inc.  sold the  remainder of its ready-mix operations  located in the State of Alabama.  SRM Aggregates,  Inc. operates six aggregate  crushing  plants,  all  located  within  the  State of  Alabama.  SRM
Aggregates,  Inc. has its principal executive offices at 4200 Colonnade Parkway,
Suite 100, Birmingham, Alabama 35243 (telephone number: 205-970-2400).

Bradley Stone & Sand, Inc.

     Bradley  Stone and  Sand,  Inc.  is a  Tennessee  corporation,  principally engaged in the mining,  processing  and sale of  aggregates.  Bradley  Stone and
Sand,  Inc.  operates  one rock  crushing  plant and two sand plants in the east
Tennessee  area  near  Chattanooga.  Bradley  Stone  &  Sand,  Inc.  has its principal  executive offices at 4200 Colonnade Parkway,  Suite 100,  Birmingham,
Alabama 35243 (telephone number: 205-970-2400).

BHY Ready Mix, Inc.

     BHY Ready Mix, Inc. is a Tennessee  corporation  and a producer of concrete for use in  construction  and  maintenance of highways and other  infrastructure projects as well as for commercial and residential construction.  BHY Ready Mix,
Inc.  operates one ready-mix  plant  located in  Chattanooga,  Tennessee,  which serves the local  Chattanooga  market.  BHY Ready Mix,  Inc.  has its  principal executive  offices at 4200 Colonnade  Parkway,  Suite 100,  Birmingham,  Alabama
35243 (telephone number: 205-970-2400).

DeKalb Stone, Inc.

     DeKalb  Stone,  Inc. is a Georgia  corporation.  SRM  Aggregates,  Inc.,  a wholly-owned  subsidiary of the Company,  owns 70.67% of the outstanding capital stock of DeKalb Stone,  Inc. DeKalb Stone,  Inc. owns the rights to a developing quarry site on the east side of Atlanta. This quarry is not currently operating.
DeKalb  Stone,  Inc.  has its  principal  executive  offices  at 4200  Colonnade
Parkway, Suite 100, Birmingham, Alabama 35243 (telephone number: 205-970-2400).

Mulberry Rock Corporation

     Mulberry Rock  Corporation is a Georgia  corporation  and owns the land and rights to a developing  quarry site on the west side of Atlanta.  This quarry is not  currently  operating  and is subject to an option to lease to Blue  Circle,
Inc.  Mulberry  Rock  Corporation  has its principal  executive  offices at 4200
Colonnade  Parkway,  Suite 100,  Birmingham,  Alabama 35243  (telephone  number:
205-970-2400).

Bama Crushed Corporation

     Bama Crushed Corporation is an Alabama corporation and owns the rights to a developing  quarry  site on the south  side of  Birmingham.  This  quarry is not currently  operating.  Bama  Crushed  Corporation  has its  principal  executive offices  at  4200  Colonnade  Parkway,  Suite  100,  Birmingham,  Alabama  35243
(telephone number: 205-970-2400).

                                     - 26 -

Grove Materials Corporation

     Grove Materials  Corporation is an inactive  company with no assets.  Grove
Materials  Corporation  has its principal  executive  offices at 4200  Colonnade
Parkway, Suite 100, Birmingham, Alabama 35243 (telephone number: 205-970-2400).

                                  FLORIDA ROCK

     Florida Rock  Industries,  Inc.("Florida  Rock") is a Florida  corporation.
Florida Rock's common stock is publicly  traded on the New York Stock  Exchange.
Florida Rock is  principally  engaged in the  production and sale of ready-mixed concrete and the mining,  processing and sale of  aggregates.  Florida Rock also produces and sells concrete block, prestressed concrete and calcium products and sells other  building  materials.  During  fiscal 2000,  Florida Rock  completed construction  of a portland  cement plant which  produces and sells portland and masonry  cement.  Substantially  all of Florida Rock's  operations are conducted within the Southeastern United States, primarily in Florida, Georgia,  Virginia,
Maryland,  Washington,  D.C.  and  North  Carolina.  Florida  Rock  also  has an investment  in a stone quarry and a sand and gravel  plant in Charlotte  County,
New Brunswick,  Canada.  Florida Rock has its principal executive offices at 155
East  21st  Street,   Jacksonville,   Florida   32206-2104   (telephone  number:
904-355-0817).

                                 THE ASSET SALE

     The   following  is  a  summary  of  the  material   aspects  of  the  sale
("Transaction")  of  substantially  all of the assets of SRM  Aggregates,  Inc.,
Bradley Stone & Sand, Inc., BHY Ready Mix, Inc., Mulberry Rock Corporation, Bama
Crushed  Corporation  and  Grove  Materials  Corporation,   each  of  which  are
wholly-owned  subsidiaries  of the Company,  and DeKalb Stone,  Inc., a majority owned  subsidiary  of the Company  (these  seven  subsidiaries  are  referred to collectively as the "Selling  Subsidiaries"),  to Florida Rock Industries,  Inc.
("Florida  Rock").  This  summary  and all  other  discussions  of the terms and conditions of the  Transaction  included  elsewhere in this proxy  statement are qualified in their entirety by reference to the Asset Purchase Agreement, a copy of which is attached as Annex B hereto and incorporated by reference herein.

     The  affirmative  vote of the holders of a majority of the shares of Common
Stock of the Company  voting in person or by proxy on this  proposal is required to approve the Transaction.

BACKGROUND OF THE SALE

     In the Spring of 2000, Deutsche Banc Alex. Brown Inc. ("DBAB") was retained by the  Company  to assist it in a review of  strategic  alternatives.  DBAB was retained for this purpose  because the  Company's  small size,  limited  trading liquidity and highly leveraged capital structure  hindered the Company's ability to  raise  additional  capital  to  continue  to grow  its  business.  Strategic alternatives considered by the Board of Directors included:

     o    a merger with a larger, better capitalized company;

     o    a sale of the Company to a third party;

     o    raising  additional  debt or equity  capital  and using it to pursue a strategy of both internal growth and selected acquisitions; and

     o    managing  the  Company  with  its  existing   operations  and  capital
          structure.

After considering the above alternatives,  the Board of Directors concluded that pursuing either a merger or a sale was likely to result in the greatest  benefit to our stockholders,  lenders,  employees and customers.

                                     - 27 -

As a result,  DBAB was  instructed  to  contact a select  number of  potentially interested  parties to evaluate their interest in a potential  transaction  with the Company.  Nine parties were originally contacted regarding their interest in
a  potential  transaction.   Four  parties  submitted  preliminary   non-binding
indications  of  interest  and were  invited to  participate  in a detailed  due diligence investigation which included presentations by members of the Company's senior management, visits to selected production sites and access to a data room containing extensive company  information.  One of these four parties ultimately made a  non-binding  proposal  to purchase  the  Company  subject to further due diligence and other  conditions.  This party declined to make a definitive offer after further  evaluation of its interest.  As a result,  the Board of Directors terminated further consideration at that time of a sale of the Company.

     During the summer of 2000,  preliminary  discussions were held with several parties concerning a potential  transaction for all of the assets of the Company but no agreement was reached with any potential purchaser.  During the course of these  discussions,  DBAB received inquiries from a number of parties interested in a  potential  transaction  for the  Southeastern  assets of the  Company.  As directed by the Board of  Directors,  DBAB informed  inquiring  parties that the
Southeastern assets of the Company were not for sale at that time.

     Commencing  in the fall of 2000,  the Company faced  significant  operating challenges  in  its  Western  operations  which  had a  negative  impact  on the
Company's overall financial  performance.  These operating challenges included a slow down in demand due to the impact of credit  tightening as well as increases in  energy  and fuel  prices.  These  rising  costs  could  not be  passed on to customers and led to a decline in shipments of aggregates, asphalt and ready-mix concrete.  Asphalt and  ready-mix  volumes were  negatively  impacted due to the negative effects of higher interest rates on new construction. Additionally, the decrease  in demand  for  asphalt  was due to the effect of rising oil prices on
delaying   commercial   and   residential   paving   projects,   delays  in  the
implementation  of TEA  21,  the  Federal  highway  funding  bill  as  well as a curtailment  of  state  road  paving  projects  in Utah  due to  concerns  about potential  2002  Olympic  funding  deficits.  In a press  release  issued by the
Company on September 1, 2000, the Company estimated that its combined energy and fuel costs incurred in producing and delivering aggregates, asphalt and concrete in full fiscal year 2000 would increase  approximately  $4 million over 1999. In addition,  in the  fourth  quarter  of 2000,  poor  weather  conditions  in Utah negatively  impacted the Company's sales and profits. In April 2001, the Company announced its financial  results for the fourth  quarter and the full year 2000.
During the fourth  quarter of 2000,  total Company  sales  declined 24% from the prior year while  EBITDA  was a loss of $14.7  million  versus a profit of $11.2 million during the prior year quarter.  In addition,  the Company announced that an agreement had been reached with the  Company's  senior  secured  creditors to waive all existing defaults and defer all principal payments until March 2002.

     In late April of 2001, the Company received unsolicited  inquiries from two parties regarding interest in the sale of the Company's Southeastern operations.
The Company's management was directed to initiate  preliminary  discussions with the parties to determine  whether there was a basis for a  transaction  on terms acceptable to the Company. Discussions on one of the unsolicited inquiries ended when the interested party declined to submit a definitive  acquisition  proposal after  conducting  limited  due  diligence.  The  Company  decided not to pursue detailed  discussions  on the  other  unsolicited  inquiry  because  of a market overlap  between the interested  party and the Company,  concern about releasing sensitive Company information to a direct competitor in the Southeastern U.S. in the event a transaction was not completed and potential  regulatory  issues that may have impeded completion of a transaction.

     On May 2, 2001,  DBAB was  contacted  and  informed  that the  Company  had recently received the above mentioned  unsolicited proposals for the purchase of some or all of the  Southeastern  assets of the Company.  In addition,  DBAB was
told  that  the  Company  was  facing   liquidity   issues  and  was  evaluating
alternatives to address its cash requirements including the sale of assets. As a result,  DBAB was asked to approach  potentially  interested  parties to solicit offers to acquire the  Southeastern  assets.  During the first week of May 2001,
DBAB contacted six parties to determine  interest in pursuing a transaction  for the

                                     - 28 -

Southeastern assets. Florida Rock was one of the parties contacted at this time.
The parties  contacted  indicated  varying  degrees of willingness to consider a potential  transaction  and to work under a rigorous  deadline  to  complete  an evaluation of the assets under consideration.  Updated financial information was prepared by the Company and  distributed  to each of the  interested  parties to assist each prospective purchaser in its evaluation of a potential  transaction.
Each of the parties was also given the opportunity to conduct due diligence.  In late May, the Company received detailed  proposals  regarding a transaction from three  interested  parties  accompanied with draft purchase and sale agreements, including the proposal from Florida Rock.  One of the proposals was rejected due to a demand  that would have  required  the Company to  negotiate  only with the party  which  submitted  that  proposal  and cease all  discussions  with  other parties.  Another  proposal  was  rejected  because  the  offer  price  was  not competitive  with Florida  Rock's  offer.  Accordingly,  the Company  decided to pursue discussions only with Florida Rock.

NEGOTIATIONS WITH FLORIDA ROCK RELATING TO THE SALE

     Florida  Rock's  proposal  included a written  offer letter to purchase the
Southeastern  assets of the Company and a draft of the Asset Purchase Agreement.
DBAB  contacted  Florida Rock on May 25 to clarify  selected  terms of its offer letter and the Asset Purchase Agreement. Florida Rock was encouraged to continue with its due diligence  investigation and the Company and Florida Rock agreed to work towards a negotiated agreement on selected open contractual issues.  During several  subsequent  discussions  between DBAB, the Company and Florida Rock and their legal advisors, sufficient consensus on key terms was reached to warrant a meeting  between  senior  management  of both  Florida  Rock and the  Company to finalize  negotiations on a definitive purchase agreement.  At a meeting held on
June 19, 2001  Florida  Rock and the  Company  reached an  understanding  on the remaining outstanding business issues subject to completion of due diligence and the drafting and execution of a definitive  agreement.  Over the following week,
Florida Rock continued with its due diligence investigation. On June 28, Florida
Rock informed the Company that it was reducing the aggregate  value of its offer from  $160  million  to  $150  million  and  would  require  certain  additional modifications to the Asset Purchase Agreement.  Florida Rock's stated reason for the purchase price  reduction was that the financial  performance of the Selling
Subsidiaries had weakened since the time of its initial  proposal.  Florida Rock did not  provide  specific  details as to why it took this view and  lowered its offer. Florida Rock's additional  requested  modifications to the Asset Purchase
Agreement  included a request to remove the closing condition that the Company's bank group  consent to the  Transaction  and the  addition of section 9.9 in the
Asset  Purchase  Agreement  dealing  with  accounts   receivable  that  remained
uncollected for more than 120 after the closing of the  Transaction.  Instead of requiring  the  consent  of the  Company's  bank  group as a closing  condition,
Florida Rock  required  this  consent to be obtained  prior to signing the Asset
Purchase  Agreement.  The bank group's consent was obtained prior to signing.  A new  section  9.9 was  added to give  Florida  Rock the right to  re-assign  any uncollected  receivables  greater  than 120 days  old  back to the  Company  and require the Company to pay the face amount of such  receivables less any reserve set forth on the closing balance sheet. The re-purchase  price to be paid by the
Selling  Subsidiaries is the face amount of those  uncollected  receivables less the amount of any reserves on the Closing Balance Sheet.

     At a meeting of the Company's Board of Directors held on June 28, 2001, the
Board  evaluated  Florida  Rock's  revised  proposal and directed the  Company's management  and DBAB to work towards a definitive  agreement  with Florida Rock.
During  the  next  two  weeks,   Florida  Rock   continued   its  due  diligence
investigation  while final  negotiations  on the Asset  Purchase  Agreement were completed. In the immediate period leading up to the final agreement between the
Company and Florida  Rock,  the  Company and DBAB had further  discussions  with several  parties  previously  contacted,  and determined that there was no party interested in a transaction  on terms  superior to the terms proposed by Florida
Rock. The only other proposal available at this time was rejected because it was for less than the $150 million  offered by Florida Rock. On July 9, Florida Rock and the Selling Subsidiaries had reached substantial  agreement on all principal terms of a definitive  agreement  documenting the proposed  Transaction.  In the afternoon of July 9, the Company  received by  facsimile a definitive  agreement for the Transaction  executed by Florida Rock. On July 10, a telephonic Board of
Directors  meeting was held to

                                     - 29 -

review the Transaction  and at this time received an oral fairness  opinion from
DBAB. The Board of Directors approved the Transaction during this meeting.

REASONS FOR THE SALE

     The Board  believes that the  Transaction  is in the best  interests of the
Company's  stockolders,   lenders,   employees  and  customers  and  unanimously
recommends  that  the  stockholders  of the  Company  vote FOR  approval  of the
Transaction.

     The following are material factors,  among others,  considered by the Board in reaching its conclusion to recommend the asset sale:

     o    the purchase price offered by Florida Rock, considered in light of the estimated  aggregates  reserves in the  quarries  being  purchased  by
          Florida Rock and the  liabilities  of the Selling  Subsidiaries  being assumed by Florida Rock;

     o    the businesses,  financial  condition,  earnings and recent results of operations of the Company and the Selling Subsidiaries;

     o    the reduction of the Company's debt through  repayment of a portion of the  outstanding  principal  owing  under its  senior  secured  credit facilities; and

     o    the oral opinion and written  opinion of DBAB provided to the Board on
          July 10, 2001 stated that the purchase  price to be received  pursuant to the Asset Purchase  Agreement was fair,  from a financial  point of view, to the Company.  A full text of the opinion is attached as Annex
          C to this proxy statement and is incorporated herein by reference.

     In view of the wide variety of factors  considered in  connection  with its evaluation of the  Transaction,  the Board did not find it practical to, and did
not,   quantify  or  otherwise  assign  relative  weights  to  specific  factors considered in reaching its determination.

OPINION OF DEUTSCHE BANC ALEX. BROWN INC.

     Deutsche  Banc  Alex.  Brown  Inc.  has acted as  financial  advisor  to US
Aggregates,  Inc.  in  connection  with the  Transaction.  At the July 10,  2001 meeting of the Company's  Board of Directors,  DBAB  delivered its oral opinion, subsequently  confirmed in writing on July 11, 2001, to the  Company's  Board of
Directors to the effect  that,  as of the date of such  opinion,  based upon and subject to the  assumptions  made,  matters  considered and limits of the review undertaken by DBAB, the consideration to be received by the Selling Subsidiaries was fair, from a financial point of view, to the Company.

     The full text of DBAB's  written  opinion,  dated July 11,  2001 (the "DBAB
Opinion"),  addressed to, and for the use and benefit of, the Company's Board of
Directors,  which sets forth,  among other things, the assumptions made, matters considered  and limits on the review  undertaken by DBAB in connection  with the opinion,  is attached  as Annex C to this proxy  statement  and is  incorporated herein  by  reference.  The  Company's  stockholders  are urged to read the DBAB
Opinion in its entirety. The summary of the DBAB Opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the DBAB
Opinion.

     In connection with DBAB's role as financial advisor to the Company,  and in arriving at its opinion, DBAB has, among other things, reviewed certain publicly available financial information and other information concerning the Company and certain internal analyses and other information  furnished to it by the Company.
DBAB also held  discussions  with the  members of the senior  management  of the
Company  regarding the  businesses  and  prospects of the Selling  Subsidiaries'
assets that are subject to the

                                     - 30 -

Transaction ("Selling  Subsidiaries'  Assets").  In addition,  DBAB (i) compared certain financial  information for the Selling Subsidiaries' Assets with similar information for selected  companies whose securities are publicly  traded,  (ii)
reviewed the financial  terms of selected  recent  transactions  which it deemed comparable in whole or in part,  (iii)  reviewed the terms of the Asset Purchase
Agreement and certain related  documents,  and (iv) performed such other studies and analyses and considered such other factors as it deemed appropriate.

     In  preparing  its  opinion,  DBAB did not  assume  responsibility  for the independent  verification of, and did not independently verify, any information,
whether  publicly   available  or  furnished  to  it,   concerning  the  Selling
Subsidiaries,   including,   without  limitation,   any  financial  information,
forecasts or  projections,  considered in  connection  with the rendering of its opinion.  Accordingly, for purposes of its opinion, DBAB assumed and relied upon the accuracy and  completeness of all such  information.  DBAB did not conduct a physical  inspection  of any of the  properties or assets and did not prepare or obtain  any  independent  evaluation  or  appraisal  of  any of  the  assets  or liabilities of the Selling Subsidiaries. With respect to the financial forecasts and  projections  made  available  to DBAB  and used in its  analysis,  DBAB has assumed that they have been  reasonably  prepared on bases  reflecting  the best currently  available  estimates and  judgments of the  management of the Selling
Subsidiaries and the Company as to the matters covered thereby. In rendering its opinion,  DBAB expressed no view as to the  reasonableness of such forecasts and projections or the  assumptions  on which they were based.  The DBAB Opinion was necessarily  based upon economic,  market and other  conditions as in effect on, and the information made available to DBAB as of, the date of such opinion.

     For  purposes of  rendering  its  opinion,  DBAB has assumed  that,  in all respects material to its analysis, the representations and warranties of each of the Selling  Subsidiaries,  the Company and Florida Rock  contained in the Asset
Purchase Agreement, are true and correct, that the Company and Florida Rock will each perform all of the covenants and agreements to be performed by it under the
Asset  Purchase  Agreement and all  conditions to the  obligation of each of the
Company and the Florida Rock to  consummate  the  Transaction  will be satisfied
without  any  waiver   thereof.   DBAB  has  also   assumed  that  all  material
governmental,  regulatory or other approvals and consents required in connection with the  consummation  of the  transactions  contemplated by the Asset Purchase
Agreement  will be obtained and that in connection  with obtaining any necessary governmental,  regulatory or other  approvals and consents,  or any  amendments, modifications  or  waivers  to any  agreements,  instruments  or orders to which either the  Selling  Subsidiaries,  the  Company  or Florida  Rock is a party or subject or by which it is bound, no limitations, restrictions or conditions will be  imposed  or  amendments,  modifications  or  waivers  made that would have a material adverse effect on the Selling Subsidiaries, the Company or Florida Rock
or  materially  reduce  the  contemplated  benefits  of the  Transaction  to the
Company.

     Set forth below is a brief summary of certain financial  analyses performed by DBAB in connection  with its opinion and reviewed with the Company's Board of
Directors at its meeting on July 10, 2001.

Analysis of Selected Publicly Traded Companies.

     DBAB compared  certain  financial  information  and commonly used valuation measurements  for  the  Selling  Subsidiaries'  Assets  with  the  corresponding information  and  measurements  for a group of publicly  traded  companies  that included Florida Rock Industries,  Inc.,  Martin Marietta  Materials,  Inc., and
Vulcan Materials Company (the "Selected Companies").

     Such  financial  information  and  valuation  measurements  of the Selected
Companies reviewed by DBAB included, among other things:

     o    operating performance; and

                                     - 31 -

     o    ratios of common  equity  market  value as of July 9, 2001 as adjusted for  debt and cash  ("Enterprise  Value")  to  latest  twelve  months'
          ("LTM")   earnings   before   interest   expense,   income  taxes  and
          depreciation and amortization ("EBITDA"), and earnings before interest expense and income taxes ("EBIT").

     To calculate the trading  multiples for the Selected  Companies,  DBAB used publicly available  information  concerning  historical financial performance to determine the LTM EBITDA and LTM EBIT.

     The range of EBITDA and EBIT multiples  calculated by DBAB for the Selected
Companies was 7.3x to 11.5x, and 12.2x to 20.4x, respectively.

     Based on its  review  of  historical  and  forecast  financial  data of the
Selling  Subsidiaries'  Assets  provided  by  management  of the  Company,  DBAB calculated the Enterprise Value to EBITDA and Enterprise Value to EBIT multiples implied by the Transaction.  DBAB determined that the Enterprise Value to EBITDA multiples  for the LTM period  ending March 31, 2001,  and forecast  fiscal year
2001  to be 8.9x  and  8.6x,  respectively,  and the  Enterprise  Value  to EBIT multiples for the same periods to be 12.3x and 13.2x, respectively. The value of the  consideration  to be received by the Company equates to an Enterprise Value to EBITDA for the LTM ending March 31, 2001 of 8.9x. This multiple is within the range of EBITDA  multiples  calculated  for the  Selected  Companies  of 7.3x to
11.5x.  Additionally,  the  value of the  consideration  to be  received  by the
Company equates to an Enterprise Value to EBIT multiple for the LTM ending March
31,  2001 of  12.3x.  This  multiple  is  within  the  range  of EBIT  multiples calculated for the selected companies of 12.2x to 20.4x.

     None of the companies utilized, as a comparison is identical to the Selling
Subsidiaries' Assets. Accordingly, DBAB believes the analysis of publicly traded comparable  companies is not simply  mathematical.  Rather,  it involves complex
considerations   and  qualitative   judgments,   reflected  in  DBAB's  opinion,
concerning  differences  in  financial  and  operating  characteristics  of  the comparable  companies  and other  factors that could  affect the public  trading value of the comparable companies.

Analysis of Selected Precedent Transactions.

     DBAB reviewed the financial  terms,  to the extent publicly  available,  of selected  proposed,  pending or completed  mergers and acquisition  transactions since January 1997 involving  companies in the Heavy Building Materials industry
(the "Selected Transactions"). The Selected Transactions reviewed were:

                                                                          DATE
             ACQUIROR                           TARGET                 ANNOUNCED
--------------------------------------------------------------------------------

CRH plc                              Mount Hope Rock Products           04/30/01
Hanson PLC                           Davon Inc                          01/04/00
Vulcan Materials Company             Titan Cement Company               10/04/00
Martin Marietta Materials            Meridian Aggregates Company        09/06/00
Titan Cement Company                 Tarmac America Inc.                08/28/00
CRH plc                              Northern Ohio Paving Co.
                                       and Dolomite Group               06/21/00
CSR Ltd.                             Florida Crushed Stone Company      06/13/00
CSR Ltd.                             American Limestone Company         05/29/00
Hanson                               Pioneer International              11/29/99
Anglo-American                       Tarmac                             11/05/99
CRH plc (Oldcastle Materials)        Thompson-McCully Companies         07/08/99
Hanson Building Materials America    Tidewater Sand & Gravel, Inc.
                                       and Moe Sand Co.                 07/07/99
CRH plc (Oldcastle Materials)        Millington Quarry and
                                       Dell Contractors                 07/05/99
Florida Rock Industries, Inc.        Harper Brothers, Inc.              05/22/99
Aggregate Industries plc             Bill Smith Sand & Gravel Company   12/28/98
Vulcan Materials Company             CalMat Company                     11/16/98
Martin Marietta Materials            Meridian Aggregates Company        11/04/98
Hanson Building Materials America    Becker Minerals, Inc.
                                       (Alfred McAlpine Inc.)           10/07/98

                                     - 32 -

                                                                          DATE
             ACQUIROR                           TARGET                 ANNOUNCED
--------------------------------------------------------------------------------
Martin Marietta Materials            Redland Stone                      10/05/98
Blue Circle Americas                 Needler Group                      06/16/98
CRH plc (Oldcastle Materials)        MA Segale                          05/02/98
Lafarge Corporation                  Redland Assets                     03/17/98
Hanson Building Materials America    H.G. Fenton Material Company       02/17/98
US Aggregates, Inc.                  Monroc                             01/29/98
Martin Marietta Materials            American Aggregate (CSR America)   01/31/97

The following tables set forth the transaction multiples calculated by DBAB:

                                                 ENTERPRISE VALUE TO
                                                     LTM EBITDA
--------------------------------------------------------------------------------

Selected Transactions

     Adjusted Range                                  5.6x   -   11.2x

     Adjusted Median                                      7.8x

                                                 ENTERPRISE VALUE TO
                                                       LTM EBIT
--------------------------------------------------------------------------------

Selected Transactions

     Adjusted Range                                  6.8x   -   16.1x

     Adjusted Median                                      12.2x

     The value of the  consideration to be received by the Company equates to an
Enterprise  Value to EBITDA  for the LTM  ending  March 31,  2001 of 8.9x.  This multiple  is within the range of EBITDA  multiples  paid in  selected  precedent transactions of 5.6x to 11.2x and is a premium to the adjusted median  multiples paid in selected precedent transactions of 7.8x. Additionally,  the value of the consideration  to be received  by USAI  equates to an  Enterprise  Value to EBIT multiple for the LTM ending March 31, 2001 of 12.3x. This multiple is within the range of EBIT multiples paid in selected precedent transactions of 6.8x to 16.1x and is a premium to the  adjusted  median  multiple  paid in selected  precedent transactions of 12.2x.

     All  multiples  for  the  Selected   Transactions   were  based  on  public
information available at the time of announcement of such transactions,  without taking into account  differing market and other conditions  during the four-year period during which the transactions occurred.

     Because the reasons for and circumstances  surrounding each of the Selected
Transactions  analyzed  were so  diverse,  and due to the  inherent  differences between the operations and financial conditions of the Company and the companies
involved  in  the  Selected  Transactions,   DBAB  believes  that  a  comparable
transaction  analysis is not simply  mathematical.  Rather,  it involves complex
considerations   and  qualitative   judgments,   reflected  in  DBAB's  opinion,
concerning   differences   between  the   characteristics   of  these   Selected
Transactions  and the  Transaction  that could  affect the value of the  Selling
Subsidiaries' Assets and the Company.

Discounted Cash Flow Analysis.

     DBAB performed discounted cash flow analyses for the Selling  Subsidiaries'
Assets.  DBAB  calculated  the  discounted  cash  flow  values  for the  Selling
Subsidiaries'  Assets as the sum of the net present  values of (i) the estimated future cash flow the Selling  Subsidiaries'  Assets will  generate for the years
2001 through 2005,  plus (ii) the value of Selling  Subsidiaries'  Assets at the end of such period. The terminal values of the Selling Subsidiaries' Assets were calculated based on projected EBITDA for 2005

                                     - 33 -

and a range of multiples of 6x and 8x. DBAB used discount rates ranging from 12%
to 16%. The discount rates are based on DBAB's  judgment of the required  return expected by industry  participants  for  operations of the size and character of the Selling  Subsidiaries'  Assets, and used such terminal value multiples based on its review of the trading characteristics of the common stock of the Selected
Companies.  The  estimated  future  cash  flows  were  based  on  the  financial projections  for the  Selling  Subsidiaries'  Assets for the years 2001  through
2005.  DBAB  performed  the  discounted  cash flow  analyses  based on the above assumptions utilizing (a) the Company's management financial projections for the
Selling  Subsidiaries' Assets for the years 2001 through 2005 (the "Base Case" -
which is based on the judgment of the  Company's  management  of the most likely financial  projections for the years 2001 through 2005),  and (b) such Base Case projections  adjusted by a constant EBITDA margin  assumption for the years 2002 through 2005 (the "Sensitized Case" - which represents the Base Case projections with  EBITDA  margins  held  constant at the lower  projected  levels of 2001 as opposed to  escalating  over time as in the Base  Case).  Because  the Base Case reflects  assumptions as to the future of the  performance  of the  Southeastern assets,  the Sensitized  Case represents the Base Case  projections  with EBITDA margins held constant at lower projected levels of 2001 as opposed to escalating over time as in the Base  Case.  The Base  Case  analysis  indicated  a range of discounted  cash flow  values  of  $102.1  million  to  $156.3  million  and the
Sensitized  Case  indicated  a range of  discounted  cash  flow  values of $84.4 million to $129.1 million.

Estimated Pro Forma Effects.

     DBAB estimated and reviewed with Company  management  certain estimated pro forma effects of the  Transaction,  including the estimated pro forma effects to pre-tax  income and certain credit  statistics for the Company post  Transaction assuming the adjusted  pre-tax  proceeds from the Transaction  will be allocated for  debt  retirement.  Based  on  expected  pre-tax  income  from  the  Selling
Subsidiaries'  Assets as provided by the Company's  management,  and the current interest rates on the Company's  outstanding  indebtedness,  DBAB estimated that the impact of the Transaction on a pro forma full fiscal 2001 basis would have a positive  pre-tax  benefit to the Company's  operating  results of $9.4 million, assuming  the full  collection  of  escrowed  amounts  under the Asset  Purchase
Agreement.  In addition,  the Company's  current net debt (defined as total debt outstanding reduced by any cash or cash equivalents on the balance sheet) to LTM
EBITDA multiple was calculated as 10.0x, compared to 8.4x after giving effect to the  Transaction.  LTM EBITDA to Interest was  calculated at 0.9x, and pro forma
LTM EBITDA to Interest after giving effect to the  Transaction was calculated at
0.9x,  assuming the full collection of escrowed amounts under the Asset Purchase
Agreement.

Additional Information.

     The foregoing  summary  describes all analyses and factors that DBAB deemed material in its  presentation  to  Company's  Board of  Directors,  but is not a
comprehensive  description of all analyses  performed and factors  considered by
DBAB in connection  with  preparing its opinion.  The  preparation of a fairness opinion is a complex process  involving the  application of subjective  business judgment in determining the most  appropriate and relevant  methods of financial analysis and the  application of those methods to the  particular  circumstances and, therefore, is not readily susceptible to summary description. DBAB believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered without  considering all analyses and  factors  could  create a  misleading  view of the  process  underlying  the opinion. In arriving at its fairness determination, DBAB did not assign specific weights to any particular analyses.

     In conducting  its analyses and arriving at its  opinions,  DBAB utilized a variety of generally  accepted  valuation  methods.  The analyses  were prepared solely for the purpose of enabling  DBAB to provide its opinion to the Company's
Board of Directors as to the  fairness to the Company of the  consideration  and does not purport to be  appraisals  or  necessarily  reflect the prices at which businesses or securities  actually may be sold, which are inherently  subject to uncertainty.  In connection  with its

                                     - 34 -

analyses,  DBAB made, and was provided by Company's  management  with,  numerous assumptions with respect to industry performance,  general business and economic conditions  and other matters,  many of which are beyond the Company's  control.
Analyses based on estimates or forecasts of future  results are not  necessarily
indicative  of  actual  past  or  future   values  or  results,   which  may  be
significantly  more or less favorable  than suggested by such analyses.  Because such analyses are inherently  subject to uncertainty,  being based upon numerous factors  or events  beyond the  control of the  Company,  or DBAB,  neither  the
Company nor DBAB nor any other person assumes  responsibility  if future results or actual values are materially  different from these  forecasts or assumptions.
DBAB  expresses  no opinion on the impact of the  Transaction  of the  financial position,  prospects,  or  solvency  of the  Company,  or the price at which the common stock of the Company will trade following the Transaction.

     The terms of the Transaction were determined through  negotiations  between the  Company  and  Florida  Rock and were  approved  by the  Company's  Board of
Directors.  Although  DBAB provided  advice to the Company  during the course of these  negotiations,  the decision to enter into the Transaction was solely that of the  Company's  Board of  Directors.  As  described  above,  the  opinion and presentation  of DBAB to the  Company's  Board of  Directors  were only one of a number of factors taken into  consideration  by the Company's Board of Directors in making its  determination  to approve  the  Transaction.  DBAB's  opinion was provided to the Company's Board of Directors to assist it in connection with its consideration of the Transaction and does not constitute a recommendation to any holder  of the  Company's  Common  Stock as to how to vote with  respect  to the
Transaction.

     The Company  selected  DBAB as  financial  advisor in  connection  with the
Transaction based on DBAB's qualifications, expertise, reputation and experience in mergers and  acquisitions,  historical  relationship  with the  Company,  and knowledge of the Selling  Subsidiaries'  Assets.  The Company has retained  DBAB pursuant to a letter  agreement  dated April 17, 2000, as amended on May 2, 2001
(the  "Engagement  Letter").  As compensation  for DBAB's services in connection with the Transaction, the Company will pay DBAB a cash fee of $750,000, of which
$100,000  has already  has been  advanced as a retainer  fee. In  addition,  the
Company agreed to pay an additional  cash fee of $750,000 if the  Transaction is consummated.  From August 1999  through  August 2001 the Company  paid DBAB $2.9 million in total fees. This consists of $2.8 million for serving as lead manager of the Company's  August 1999 initial  public  offering and the above  mentioned
$100,000 retainer paid to DBAB upon its engagement as financial advisor in April
2000.  Regardless of whether the  Transaction  is  consummated,  the Company has agreed to reimburse DBAB for reasonable fees and disbursements of DBAB's counsel and all of DBAB's reasonable travel and other out-of-pocket expenses incurred in connection  with the  Transaction  or otherwise  arising out of the retention of
DBAB under the Engagement  Letter. The Company has also agreed to indemnify DBAB
and  certain   related  persons  to  the  full  lawful  extent  against  certain liabilities,  including certain  liabilities  under the federal  securities laws arising out of its engagement or the Transaction.

     DBAB is an internationally  recognized  investment banking firm experienced in providing  advice in  connection  with mergers and  acquisitions  and related transactions. DBAB was the lead manager in connection with Company's August 1999 initial public offering of common stock. In addition, from time to time DBAB has advised Florida Rock on certain matters, including the implementation of Florida
Rock's  Shareholder  Rights Plan in 1999 for which it received  customary  fees.
DBAB and its affiliates may actively trade  securities of the Company or Florida
Rock for their own account or the account of their  customers and,  accordingly, may from time to time hold a long or short position in such securities.

EFFECT OF THE ASSET SALE

     Following the consummation of the Transaction,  the only assets retained by the Selling  Subsidiaries  will be:  insurance  policies and rights  thereunder;
documents relating to the organization, maintenance and existence of the Selling
Subsidiaries as corporations,  all rights of the Selling  Subsidiaries under the
Asset Purchase Agreement and other Transaction documents; any equity interest in

                                     - 35 -

the Selling Subsidiaries;  any employee benefit plans; and all claims, deposits, prepayments,  refunds, causes of action, choses in action, rights of set off and similar  rights  with  respect to any of the  foregoing  retained  assets or any liabilities not assumed by Florida Rock.  Therefore,  following the consummation of the Transaction,  the Selling  Subsidiaries will have no continuing  business operations,  other than in connection with the winding up of their affairs,  and it is anticipated  that each of the  subsidiaries of SRM  Aggregates,  Inc. will merge into SRM Aggregates,  Inc. and that SRM  Aggregates,  Inc. will then merge into its parent, SRM Holdings, Inc.

     The assets to be sold represent 31% of the Company's  assets and 51% of our aggregate  reserves.  The  Transaction  will result in payment of $79.2  million
(52%) of the Company's senior secured debt. the Transaction  represents only 32%
of the  Company's  sales for the year 2000 and it  represents  41% of 2000 sales adjusted for the prior sale of the Southeastern ready-mix and block business and certain  Utah  operations  as  shown on the  Company's  Pro  Forma  Consolidated
Statement of Operations for year ended December 31, 2000.

     The Company intends to sell 9 of its U.S.  properties and assign the leases on 19 of its U.S. properties as part of the Transaction.  After the Transaction, the Company will own 51  properties  in the U.S. and lease 44  properties in the
U.S.  The Company  currently  owns  approximately  600  million  tons and leases approximately  700  million  tons  of  its  aggregate  reserves.  Following  the consummation of the  Transaction,  reserves are estimated at 767 million tons of which 56% will be leased and 44% will be owned.

     Following  consummation  of  the  Transaction,   the  Company  will  retain
substantial  assets in the Western  United  States and the  stockholders  of the
Company  will retain their  equity  interest in the  Company.  The sale will not result in any changes in the rights of the Company's stockholders.  As indicated
above, the Company will not distribute any of the proceeds derived from the sale to its stockholders.

DeSCRIPTION OF THE COMPANY FOLLOWING THE TRANSACTION

     Following consummation of the Transaction the Company will continue to have a significant  amount of debt. The Company  estimates,  subject to  negotiations with the lenders under its senior  secured  credit  facilities,  that it will be able to repay at Closing from proceeds received in the Transaction approximately
$79.2  million of the  principal  and  interest  owing under its senior  secured credit facilities. Assuming repayment of $79.2 million, as of June 30, 2001, the remaining  principal  and  interest  owing  under the  Company's  senior  credit facilities will total approximately  $74.9 million.  In addition,  following the consummation of the Transaction,  as of June 30, 2001, the Company will continue
to  owe  $60.7  million,   consisting  of  principal  and  interest,  under  its
subordinated  and  other  debt   obligations,   excluding   obligations  of  the
Southeastern  operations  which will be repaid from  proceeds  of the sale.  The
Company's  ability to continue to operate its remaining  businesses is dependent upon the  consummation  of the  Transaction  and upon  reaching  a  satisfactory agreement with its lenders regarding the allocation between such lenders and the
Company of the proceeds to be received  upon  consummation  of the  Transaction.
While  there  is no  assurance,  the  Company  believes  that it will be able to negotiate such an agreement.

     While the earlier  transactions (the sale of Alabama ready-mix and concrete block  businesses and certain  operations in Northern Utah) involved the sale of only  10%  combined  of the  Company's  assets,  the  sale  of the  Southeastern businesses  includes a  substantial  portion of the  Company's  aggregate  sales tonnage and reserves, as is set forth below on a pro forma basis.

                                     - 36 -

Aggregate Sales Tonnage
-----------------------
                                                  Million Tons
                                                  ------------
                                   2000      1999      1998      1997      1996
                                   ----      ----      ----      ----      ----

Total Sales Tonnage..........      19.7      19.1      15.8       9.5       7.2
Less SRM Aggregates, Inc.
  Sales Tonnage..............       8.5       7.5       6.8       5.4       4.4
                                   ----      ----      ----      ----       ---
Pro Forma Sales Tonnage......      11.2      11.6       9.0       4.1       2.8

Aggregates Reserves
-------------------
                               Million Tons
                               ------------
Total Reserves Tonnage.......     1,408
Less SRM Aggregates, Inc.
  Reserves Tonnage...........       641
                                  -----
Remaining Tonnage ...........       767

     The  remaining  assets  of  the  Company  following   consummation  of  the
Transaction  will  consist  of  aggregates  production   operations,   ready-mix
operations,  concrete block operations, paving operations and asphalt production operations in the States of Arizona, California, Idaho, Nevada and Utah. The pro
forma book value as of June 30, 2001  (assuming the  Transaction  occurred as of such date) of such remaining assets following consummation of the Transaction is estimated to be approximately $269.6 million and the pro forma book value of net assets (assets minus liabilities) is estimated to be $82.1 million.

     The Company following  consummation of the Transaction  intends to evaluate various strategic options relating to the Company's continuing operations.  Some of  the  options  to be  evaluated  by the  Company  include  restructuring  the
Company's  debt  by  selling  off  non-strategic  assets,  complete  sale of the
Company's assets,  conversion of existing debt to equity and raising  additional equity.  However, there can be no assurance that such options will be available, or if available,  on terms acceptable to the Company.  The Company's  ability to continue  as a  going  concern  following  consummation  of the  Transaction  is dependent  upon the  refinancing  or  restructuring  of its  remaining  debt. In addition,  there is no assurance that the Company following  consummation of the
Transaction  will be able  to  achieve  operations  sufficiently  profitable  to service its remaining debt.

ASSETS TO BE SOLD

     Pursuant to the Asset Purchase  Agreement,  substantially all of the assets of the Selling  Subsidiaries  will be sold to Florida Rock. The purchased assets include those used in the mining and processing of aggregates and the production and delivery of ready-mix  concrete,  which are located primarily in Alabama and
Tennessee,  and  which  are  more  generally  set  forth in the  Asset  Purchase
Agreement as the cash,  cash  equivalents and marketable  securities,  accounts,
notes  and  other  receivables,   inventory,  machinery,  equipment,  furniture,
fixtures, leasehold improvements,  vehicles, tooling and other tangible personal property, real property,  intellectual property, agreements,  contracts, leases, licenses,  commitments,  prepayments,  deposits  and certain  prepaid  expenses, claims, refunds, causes of action, choses in action, rights of recovery,  rights of set off and rights of recoupment,  franchises,  approvals, permits, licenses, orders, registrations,  certificates, variances and similar rights obtained from
governments   and  documents  of  the  Selling   Subsidiaries   (to  the  extent
transferable).

PURCHASE PRICE

     The aggregate purchase price to be received by the Selling  Subsidiaries on the Closing will be equal to  $150,000,000.  The purchase  price will be paid in cash less  approximately  $30,000,000  to cover certain  liabilities  assumed by
Florida  Rock or the payment of such  liabilities,  and less  $15,000,000  to be placed in an escrow  account.  The release of the funds in the escrow account is subject to the receipt of certain  third-party  waivers  following  the Closing.
There is no assurance  that such waivers will be obtained and that any or all of the escrowed funds will be received by the Selling  Subsidiaries.  To the extent the Selling  Subsidiaries  are  entitled to receive  any of the  escrowed  funds within 120 days following

                                     - 37 -

Closing,  a portion of such funds, in an amount not yet determined,  will remain in escrow to secure the Selling  Subsidiaries'  obligations  to  repurchase  the accounts receivable to be purchased by Florida Rock which remain unpaid 120 days following Closing.

ASSUMPTION OF LIABILITIES

     As of the closing of the  Transaction,  Florida  Rock will  assume  certain liabilities of the Selling  Subsidiaries.  The liabilities being assumed Florida
Rock are, accounts payable;  current  liabilities and expenses;  obligations and liabilities  under  agreements,  contracts,  leases,  licenses,  commitments and purchase orders; obligations and liabilities for refunds, advertising,  coupons,
adjustments,   allowances,   repairs,   exchanges,   returns   and   warranties,
merchantability  and other claims;  and certain other liabilities  arising under debt  obligations of the Selling  Subsidiaries.  However,  Florida Rock will not assume any other liabilities,  including,  without  limitation,  with respect to income taxes,  intercompany advances,  claims brought by security holders of the
Company against the Company or the Selling Subsidiaries, employee benefit plans, worker's  compensation  laws,  welfare  benefit plans,  potential  environmental claims,  promissory notes, certain capital leases,  contingent liabilities,  and liabilities relating to assets not purchased by Florida Rock.

REPRESENTATIONS AND WARRANTIES

     The Asset Purchase Agreement contains various customary representations and
warranties  of  the  Selling   Subsidiaries   and  Florida  Rock.   The  Selling
Subsidiaries'  representations and warranties include those as to their solvency following the transaction,  corporate authority, organization and power, absence of  conflicts,  financial  statements,  absence  of certain  developments,  real property,  title to  personal  property,  equipment  leases,  taxes,  contracts, intellectual property,  litigation,  license and permits, employees,  affiliated transactions,  compliance  with laws,  environmental  and absence of undisclosed liabilities.  Florida Rock's  representations and warranties include those as to its  corporate  authority,  power and  organization,  absence of  conflicts  and absence of undisclosed liabilities.

COVENANTS

     From the date of the Asset Purchase Agreement through the Closing Date, the
Selling  Subsidiaries  will not,  except as  contemplated  by the Asset Purchase
Agreement,  make any loans or enter into any  transactions  with insiders of the
Selling  Subsidiaries,  distribute  any cash or pay any  dividends  (except  for
payments  to  creditors  and   dividends  or   distributions   between   Selling
Subsidiaries),  establish or make  contributions  not in the ordinary  course of business to employee  benefit  plans,  enter into contracts or agreements not in the ordinary course of business. In addition,  the Selling Subsidiaries from the date of the Asset Purchase Agreement through the Closing Date will operate their respective  businesses  in the  ordinary  course of business,  use  commercially reasonable efforts to obtain certain title  commitments,  consents and estoppels from third parties,  cooperate with Florida Rock to make all filings required by law or the Asset Purchase  Agreement and to use commercially  reasonable efforts
to  obtain  payoff   letters  for  certain  debt   obligations  of  the  Selling
Subsidiaries.

     From the date of the Asset  Purchase  Agreement  through the  Closing  Date
Florida  Rock will  coordinate  with the  Selling  Subsidiaries  all  contact or communications  with  the  employees,  customers  or  suppliers  of the  Selling
Subsidiaries,  in  connection  with the  Transaction,  and will make all filings required under the Asset Purchase Agreement or applicable laws.

CONDITIONS TO CLOSING

     The obligations of Florida Rock and the Selling  Subsidiaries to consummate the  Transaction  are  subject to the  satisfaction  or waiver of the  following conditions:  (i) there shall have been no material breach by Florida Rock or the
Selling Subsidiaries in the performance of their covenants and agreements;

                                     - 38 -

(ii) each of the  representations and warranties of Florida Rock and the Selling
Subsidiaries  shall  be true and  correct  as of the  Closing  Date,  except  as permitted  or  otherwise  contemplated  by the Asset  Purchase  Agreement  or is consented to by Florida Rock or the Selling Subsidiaries;  (iii) the transaction shall  have  been  approved  by the  holders  of a  majority  of  the  Company's outstanding  shares of Common Stock;  (iv) no court or  government  agency shall have issued any order enjoining the Transaction;  (v) commitments to issue title insurance  for  certain  tracts of real  estate  shall have been issued by First
American  Title   Insurance   Company;   (vi)  all  waiting  periods  under  the
Hart-Scott-Rodino  Antitrust  Improvements  Act of 1976, as amended,  shall have been terminated or expired; (vii) certain third-party consents and waivers shall have been  obtained;  (viii) the receipt of legal  opinions  from counsel to the
Company,  the  Selling  Subsidiaries  and Florida  Rock as to certain  corporate matters;  (ix) the  remediation of certain  environmental  matters;  and (x) the inspection and testing to Florida Rock's reasonable satisfaction,  in accordance with  specifications  set forth in the Asset Purchase  Agreement,  of aggregates reserves  at  quarries  being sold to Florida  Rock.  The  Company is unaware of anything that should prevent  satisfaction  of any of these closing  conditions.
Approval by a majority of the Company's  stockholders is assured as the majority stockholder  has entered into an agreement  requiring it to vote in favor of the
Transaction. The Federal Trade Commission and the Antitrust Division of the U.S.
Department of Justice have granted early  termination of any waiting  periods in accordance with the  Hart-Scott-Rodino  Antitrust  Improvements  Act of 1976, as
amended.  The Selling Subsidiaries are in the process of obtaining the necessary third party  consents and waivers and expect to have those by the  closing.  The required legal opinions are to be delivered on the closing date. The remediation of environmental  matters has been completed.  The inspection and testing of the aggregates  reserves are partially  completed and we anticipate  this inspection and testing will be fully completed prior to the closing.

VOTING AGREEMENT

     Under the terms of a Voting Agreement dated July 11, 2001,  between Florida
Rock and Golder, Thoma, Rauner Fund IV L.P. ("GTCR"),  GTCR is obligated to vote in favor of the  Transaction  at the Special  Meeting.  Because as of the record date GTCR owned a majority of the outstanding shares of the Company, approval of the Transaction is assured.

TERMINATION

     The Asset  Purchase  Agreement  may be  terminated  prior to closing of the
Transaction  under the  following  circumstances:  (i) by mutual  consent of the parties;  (ii) by Florida Rock, if the Selling Subsidiaries shall have failed to comply in any material  respect with any of their  obligations  or covenants and such  failure  has not  been  waived  by  Florida  Rock;  (iii)  by the  Selling
Subsidiaries,  if  Florida  Rock  shall  have  failed to comply in any  material respect with its  obligations  or covenants and such failure has not been waived by the Selling Subsidiaries;  (iv) by the Selling Subsidiaries,  if the board of directors of any of the Selling Subsidiaries determines,  based on the advice of counsel, that it is required by law to terminate the Asset Purchase Agreement in
order  to  comply  with  its  fiduciary  duties;   (v)  by  either  the  Selling
Subsidiaries  or Florida Rock, if the Asset  Purchase  Agreement is deemed to be unenforceable  in any  bankruptcy  or  similar  proceeding  in which  any of the
Selling  Subsidiaries is the debtor; and (vi) by either the Selling Subsidiaries or Florida Rock, if the closing has not occurred on or prior to October 8, 2001.

     The Asset  Purchase  Agreement  requires  the Selling  Subsidiaries  to pay
Florida  Rock a  termination  fee of 2% of the purchase  price plus  third-party expenses  not to exceed  $500,000  if the Company  fails to receive  stockholder approval prior to October 8, 2001 or if any of the Selling  Subsidiaries' boards of directors  terminates  the Asset Purchase  Agreement,  based on advice of its counsel  that it is  required  by law to do so, and the  Company or the  Selling
Subsidiaries within 360 days of the termination enter into a similar transaction to sell to another party the assets of the Selling Subsidiaries.

                                     - 39 -

INDEMNIFICATION

     The Asset Purchase  Agreement provides that, subject to certain minimum and maximum  limits  on  liability,  the  Company,  Florida  Rock  and  the  Selling
Subsidiaries  will indemnify  each other,  and hold each other harmless from any penalties,  fines,  costs,  amounts paid in settlement,  obligations,  expenses, fees,  liability,  deficiency,  damage  or  claim,  including  court  costs  and reasonable  attorneys' fees and expenses, as a result of:

     o    the breach by the Company, Florida Rock or the Selling Subsidiaries of
          any  representation  or warranty made by the Company,  Florida Rock or the Selling  Subsidiaries  contained in the Asset Purchase  Agreement;
          and

     o    the breach by the Company, Florida Rock or the Selling Subsidiaries of
          any  covenant or agreement  made by the  Company,  Florida Rock or the
          Selling Subsidiaries contained in this Agreement.

In addition,  the Company and the Selling  Subsidiaries have agreed to indemnify
Florida Rock for any  liabilities  not assumed by Florida Rock, and Florida Rock agreed to indemnify  the Company and the Selling  Subsidiaries  for  liabilities assumed by Florida Rock.

APPRAISAL RIGHTS

     The Company is organized under the corporate laws of the State of Delaware.
Delaware  law  does not  provide  for  appraisal  or other  similar  rights  for dissenting stockholders in connection with the sale. Accordingly,  the Company's stockholders will have no right to dissent and obtain payment for their shares.

ACCOUNTING TREATMENT

     The Transaction will be treated as a sale for accounting  purposes.  During the  second  quarter of 2001,  the  Company  made a decision  to sell the assets involved in the  Transaction.  As a result,  an  evaluation  for  impairment  of
long-lived  assets  was  performed.   Based  upon  this  analysis,  the  Company
determined that the fair market value of these  long-lived  assets was less than the carrying value. Accordingly,  during the second quarter of 2001, the Company adjusted the carrying value of these assets to their  estimated fair value (less estimated  costs of sale)  resulting  in a non-cash  impairment  charge of $14.8 million.  The fair market value excludes $15.0 million of potential  proceeds to be placed in an escrow  account as more fully  described  herein.  These  assets
(excluding  accounts  receivable,  inventory and other current assets)  totaling
$91.3  million  have been  classified  as Assets Held for Sale in the  Condensed
Consolidated  Balance  Sheet at June 30,  2001.  To the extent  that the Company satisfies  certain  conditions  as set  forth in the  Asset  Purchase  Agreement related to the escrowed funds and such funds, or portion  thereof,  are released to the Company in  subsequent  periods the pre-tax book loss could be reduced by up to a maximum of $15 million.  There can be no assurance that the Company will be able to satisfy the conditions  set forth in the Asset Purchase  Agreement to effect a release of all or a portion of the escrowed funds.

FEDERAL TAX CONSEQUENCES

     As described above,  even though the Selling  Subsidiaries will recognize a book loss on the sale of assets  (excluding  the $15 million of escrowed  funds)
they will recognize  taxable gain on the sale of the assets which will result in corporate income tax. In general,  the Selling Subsidiaries will recognize gains or losses on the sale of the assets equal to the difference, if any, between the amount realized by the Selling Subsidiaries from the sale of each asset less the
Selling Subsidiaries' adjusted tax basis in each such asset. The amount realized by the  Selling  Subsidiaries  will be equal to the sum of the  amount  of

                                     - 40 -

money received by the Selling Subsidiaries plus the amount of any liabilities of the Selling  Subsidiaries  that are assumed by Florida Rock in consideration for each such asset.  However,  the Company  estimates  that any federal tax will be largely offset by losses available to the Company. Consummation of the sale will not be a taxable  event for United  States  federal  income tax purposes for the stockholders of the Company.

GOVERNMENTAL AND REGULATORY APPROVALS

     The Company is aware of no government or regulatory  approvals required for the  consummation  of the asset sale other than filing this proxy statement with the Securities and Exchange Commission and the filing of a notification with the
Federal Trade  Commission and the Antitrust  Division of the U.S.  Department of
Justice,  and the waiver or expiration of any waiting periods in accordance with the Hart-Scott-Rodino Antitrust Act of 1976, as amended, which has occurred.

ESTIMATED CLOSING

     If the Company's stockholders approve the Transaction,  the Company expects that the  closing of the  Transaction  will take place on or about  ___________,
2001, or at such other time as the Company and Florida Rock may agree upon.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE TRANSACTION

     THE  BOARD  OF  DIRECTORS  OF THE  COMPANY  HAS  UNANIMOUSLY  APPROVED  THE
TRANSACTION.  THE BOARD OF DIRECTORS OF THE COMPANY  RECOMMENDS  APPROVAL OF THE
ASSET  SALE  PURSUANT  TO THE  TERMS  OF THE  ASSET  PURCHASE  AGREEMENT  BY THE
STOCKHOLDERS OF THE COMPANY.

PRO FORMA FINANCIAL INFORMATION

     The pro forma  financial  information  set forth below is unaudited and not necessarily  indicative of the results that would  actually have occurred if the transaction  had been  consummated  as of January  1, 2000 for income  statement purposes, or June 30, 2001 for balance sheet purposes.  This pro forma financial information is also not necessarily  indicative of results which may be obtained in the future.

     The pro  forma  adjustments,  as  described  in the  notes to the pro forma condensed  consolidated  balance sheet and pro forma consolidated  statements of operations, are based on available information and upon certain assumptions that management  believes  are  reasonable.  The  unaudited  pro  forma  consolidated financial  information  should be read in conjunction with the U.S.  Aggregates,
Inc. financial statements, including the related notes thereto.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     The following unaudited pro forma condensed  consolidated  balance sheet at
June 30, 2001 has been  prepared to reflect the proposed  sale of the  Company's
Southeastern operations based on the assumption that the sale was consummated at that date. The pro forma condensed  consolidated balance sheet should be read in conjunction  with the  Company's  consolidated  financial  statements  and notes thereto  included  in the  Company's  2000  Annual  Report  on Form 10-K and the
condensed  consolidated financial statements of the Company for the three months ended June 30,  2001 and 2000  included  in the  Company's  June 2001  Quarterly
Report on Form 10-Q.

                                     - 41 -

                                             U.S. AGGREGATES, INC. AND
                                                   SUBSIDIARIES
                                         PRO FORMA CONDENSED CONSOLIDATED
                                                   BALANCE SHEET
                                        (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                                    (UNAUDITED)

                                                                        JUNE 30, 2001
                                             -------------------------------------------------------------------
                                             CONSOLIDATED     DISPOSITIONS(a)   ADJUSTMENTS(b)         PRO FORMA
                                             ------------     ---------------   --------------         ---------

                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                   $     7,366      $    (725)        $ 10,000(b)          $    16,641
  Trade accounts receivable, net                   36,141         (9,481)              --                  26,660
  Inventories, net                                 19,334        (10,217)              --                   9,117
  Net assets hold for sale                         91,288        (91,288)              --                      --
  Prepaid expenses and other
    current assets                                  5,493         (2,596)              --                   2,897
                                              -----------      ---------         --------             -----------
    Total current assets                          159,622       (114,307)          10,000                  55,315
PROPERTY, PLANT AND EQUIPMENT                     242,564             --               --                 242,564
Less: Accumulated depreciation
      and depletion                               (36,893)            --               --                 (36,893)
                                              -----------      ---------         --------             -----------
    Net property, plant and equipment             205,671             --               --                 205,671
                                              -----------      ---------         --------             -----------
INTANGIBLE ASSETS, net                              4,262             --               --                   4,262
OTHER ASSETS                                        4,400             --               --                   4,400
                                              -----------      ---------         --------             -----------
    Total assets                              $   373,955      $(114,307)        $ 10,000             $   269,648
                                              ===========      =========         ========             ===========

                       LIABILITIES AND SHAREHOLDERS'EQUITY

CURRENT LIABILITIES                           $    75,058       $(10,073)        $(15,951)(b)(g)           49,034
LONG-TERM DEBT AND CAPITAL
  LEASE OBLIGATIONS,
  net of current portion                          190,641             --          (77,969)(b)(g)          112,672
DEFERRED INCOME TAXES, net                         24,370             --               --                  24,370
OTHER                                               1,801           (303)              --                   1,498
                                              -----------      ---------         --------             -----------
     Total liabilities                            291,870        (10,376)         (93,920)                187,574
                                              -----------       --------         --------             -----------
MINORITY INTEREST, net                                 11            (11)              --                      --
                                              -----------      ---------         --------             -----------
SHAREHOLDERS' EQUITY:
  Common stock, $.01 par value, 100,000,000
    shares authorized, 14,908,222 shares
    outstanding, including 7,629 shares of
    treasury stock                                    149             --               --                     149
  Additional paid-in capital                      125,219             --               --                 125,219
  Notes receivable from sale
    of stock                                       (1,292)            --               --                  (1,292)
  Treasury stock at cost                               (2)            --               --                      (2)
  Retained earnings (deficit)                     (42,000)      (103,920)         103,920           92,182                 (42,000)
                                              -----------      ---------         --------             -----------
    Total shareholders'equity                      82,074       (103,920)         103,920                  82,074
                                              -----------      ---------         --------             -----------
    Total liabilities, minority
      interest and shareholders'
      equity                                  $   373,955       $(114,307)       $ 10,000             $   269,648
                                              ===========      =========         ========             ===========
  Net book value per share                    $      5.51                                             $      5.51
                                              ===========                                             ===========
  Weighted average common shares
    outstanding                                14,900,593                                              14,900,593

----------
Notes to Pro Forma Condensed Consolidated Balance Sheet:
(a)  To eliminate  the balance  sheet of the  Southeastern  operations  from the consolidated balance sheet as of June 30, 2001.

(b)  To give effect to the  proposed  sale as of June 30, 2001,  reflecting  the application,  subject to  negotiation  with the  Company's  senior  secured lenders,  of a  portion  of the cash  proceeds  from the  sale  toward  the reduction of  Southeastern  operation  and parent  company  debt,  with the balance available for working capital.  The Company is negotiating with its lenders to retain $10 million of the proceeds for working

                                     - 42 -

     capital needs.  If the Company's  lenders do not agree that the Company can retain $10  million of the  proceeds  for  working  capital,  then that $10 million  will  have to paid  to the  lenders  and  the  Company  will  need additional liquidity to continue to operate. There is no assurance that the
     Company will be able to reach such an agreement  with its lenders.  If such an agreement is not reached, there is no assurance that the Company will be able to obtain  additional  liquidity from other  sources.  For purposes of these pro forma  statements,  the Company  has assumed  that $10 million of proceeds will be available for working capital needs and that $79.2 million will be applied to the  reduction of the senior  credit  facility.  The pro forma loss applicable to the above proposed sale is as follows:

CALCULATION OF PRO FORMA LOSS

Gross proceeds from the sale                                       $ 119,904(c)

Deferred proceeds                                                    (15,000)(d)

Working capital adjustment                                             3,016
                                                                   ---------
   Net proceeds to the Company                                       107,920

Net assets sold                                                     (103,920)

Estimated expenses related to the sale                                (4,000)(e)
                                                                   ---------
Pro forma loss                                                     $       0(f)
                                                                   =========

CALCULATION OF NET CASH PROCEEDS

Net proceeds to the Company                                        $ 107,920

Estimated expenses related to the sale                                (4,000)(e)
                                                                   ---------
   Net cash proceeds to the Company                                $ 103,920
                                                                   =========

APPLICATION OF NET CASH PROCEEDS

Repayment of parent company debt                                   $  79,171

Repayment of Southeastern operation debt                              14,749(g)

Estimated cash available for working capital                          10,000
                                                                   ---------
   Net cash proceeds to the Company                                $ 103,920
                                                                   =========

----------

(c)  The sales price of $150 million has been reduced by the  off-balance  sheet liabilities of  $30,096,000,  primarily  representing  equipment  operating lease obligations.

(d)  The aggregate purchase price to be received by the Selling  Subsidiaries on the Closing will be equal to $150 million.  The purchase price will be paid in cash less approximately $30 million to cover certain liabilities assumed by Florida Rock or the payment of such liabilities, and less $15 million to be placed in an escrow  account.  The  release  of the funds in the  escrow account is subject to the receipt of certain  third-party waivers following the Closing.  There is no assurance  that such waivers will be obtained and that any or all of the  escrowed  funds  will be  received  by the  Selling
     Subsidiaries.  To the extent  the  Selling  Subsidiaries  are  entitled  to receive any of the escrowed  funds  within 120 days  following  Closing,  a portion of such  funds,  in an amount not yet  determined,  will  remain in escrow to secure the Selling  Subsidiaries'  obligations  to repurchase the accounts receivable to be purchased by Florida Rock which remain unpaid 120 days following Closing.

                                     - 43 -

(e)  Includes  investment  banking fees, legal and  professional  fees, and a $1 million bank fee payable to the senior secured lenders upon consummation of the  Transaction  pursuant to the Seventh  Amendment to the Senior  Secured
     Credit Agreement.

(f)  During the second quarter of 2001, the Company  adjusted the carrying value of its  Southeastern  assets to their  estimated fair value (less estimated costs of sale) resulting in a non-cash  impairment charge of $14.8 million.

(g)  Repayment  of  capital  leases  totaling   $2,576,000  and  notes  totaling
     $12,173,000 not assumed by Florida Rock.

     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

          The  following   unaudited  pro  forma   consolidated   statements  of
     operations  for the year  ended  December  31,  2000 and for the six months ended June 30, 2001 have been  prepared to reflect the proposed sale of the
     Southeastern  operations,  assuming that such sale took place on January 1,
     2000. The pro forma  consolidated  statements of operations also assume the
     sales  of  the  Southeastern   operations   ready-mix  and  concrete  block
     operations  (sold in two  separate  transactions  in April and  December of
     2000) and the sale of certain  operations  in northern  Utah (sold in March
     2001)  took place on January  1,  2000.  The  statements  should be read in conjunction  with the consolidated  financial  statements and notes thereto included in the Company's Form 10-K for the period ending December 31, 2000 and the  condensed  consolidated  financial  statements  for the six months ended June 30,  2001 and 2000 in the  Company's  Form 10-Q for the  quarter ending June 30, 2001. The pro forma  consolidated  statements of operations are not necessarily  indicative of the results of operations of the Company as they may be in the  future or as they  might have been had the sale been effective January 1, 2000.

                                     - 44 -

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                           SIX MONTHS ENDED JUNE 30, 2001
                                              -------------------------------------------------------------------------------------

                                                                      DISPOSITIONS
                                                                 ----------------------              OTHER
                                                                NORTHERN     SOUTHEASTERN           PRO FORMA
                                              CONSOLIDATED      UTAH OPS.     OPERATIONS          ADJUSTMENTS            PRO FORMA
                                              ------------       -------       --------          ------------          ------------

NET SALES                                     $    103,855        (4,765)       (37,165)         $         --          $     61,925
COST OF PRODUCTS SOLD                              102,503        (5,928)       (28,321)                   --                68,254
                                              ------------       -------       --------          ------------          ------------
    Gross profit                                     1,352         1,163         (8,844)                   --                (6,329)
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                           17,723          (667)        (3,917)                   --                13,139
DEPRECIATION, DEPLETION
  AND AMORTIZATION                                  11,150        (1,145)        (2,013)                   --                 7,992
LOSS ON DISPOSAL OF ASSETS                           1,480            49             (9)                   --                 1,520
RESTRUCTURING COSTS                                  1,715            --             --                    --                 1,715
ASSET IMPAIRMENT CHARGE                             14,750            --        (14,750)                   --                    --
                                              ------------       -------       --------          ------------          ------------
  Loss front operations                            (45,466)        2,926         11,845                    --               (30,695)
OTHER INCOME (EXPENSES):
  Interest and financing, net                      (15.254)           34            400                 3,389(d)            (11,431)
  Other, net                                        (1,113)           --            250                    --                  (863)
                                              ------------       -------       --------          ------------          ------------
    Loss before income taxes                       (61,833)        2,960         12,495                 3,389               (42.989)
BENEFIT FROM INCOME TAXES                           21,146        (1,036)        (4,373)(e)            (1,186)(e)            14,551
                                              ------------       -------       --------          ------------          ------------
    Income (loss) before
      extraordinary item                           (40,687)        1,924          8,122                 2,203               (28,438)
EXTRAORDINARY ITEM: Loss on
  extinguishment of debt,
  less applicable income tax
  benefit of $1,468                                 (2,726)           --             --                    --                (2,726)
                                              ------------       -------       --------          ------------          ------------
    Net loss                                  $    (43,413)      $ 1,924       $  8,122          $      2,203          $    (31,164)
                                              ============       =======       ========          ============          ============
Loss per common share--basic
  Income (loss) before
    extraordinary item available
    for common shareholders                        $ (2.73)                                                            $      (1.91)
  Extraordinary item, net of tax                     (0.18)                                                                   (0.18)
                                              ------------                                                             ------------
  Net loss available for
    common shareholders                            $ (2.91)                                                            $      (2.09)
                                              ============                                                             ============
  Weighted average common
    shares outstanding                          14,900,593                                                               14,900,593
Loss per common share--diluted
  Income (loss) before
    extraordinary item available
    for common shareholders                        $ (2.73)                                                                   (1.91)
  Extraordinary item, net of tax                     (0.18)                                                                   (0.18)
                                              ------------                                                             ------------
  Net loss available for
    common shareholders                            $ (2.91)                                                            $      (2.09)
                                              ============                                                             ============
  Weighted average common
    shares outstanding                          14,900,593                                                             $ 14,900,593

                                     - 45 -

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                              YEAR ENDED DECEMBER 31, 2000
                                                      -----------------------------------------------------------------------------
                                                                              DISPOSITIONS
                                                                     ------------------------------
                                                                                            SOUTH-
                                                                     SOUTHERN   NORTHERN   EASTERN         PRO FORMA
                                                      CONSOLIDATED   READY MIX  UTAH OPS. OPERATIONS      ADJUSTMENTS    PRO FORMA
                                                      ------------   --------   --------   --------      ------------  ------------

NET SALES                                             $    291,689   $(25,103)  $(41,334)  $(67,465)     $         --  $    157,787
COST OF PRODUCTS SOLD                                      235,374    (19,601)   (37,118)   (46,571)               --       132,084
                                                      ------------   --------   --------   --------      ------------  ------------
     Gross profit                                           56,315     (5,502)    (4,216)   (20,894)               --        25,703
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                35,825     (2,968)    (2,748)    (5,394)               --        24,715
DEPRECIATION, DEPLETION AND AMORTIZATION                    16,816       (682)    (1,495)    (3,616)               --        11,023
(GAIN) ON DISPOSAL OF ASSETS                                (2,021)        --         --         --                          (2,021)
RESTRUCTURING COSTS                                          2,199         --         --         --                           2,199
ASSET IMPAIRMENT CHARGE                                      8,447         --         --         --                           8,447
                                                      ------------   --------   --------   --------      ------------  ------------
  Income (loss) from operations                             (4,951)    (1,852)        27    (11,884)               --       (18,660)
OTHER INCOME (EXPENSES),
  Interest, net                                            (19,964)        --        305         --             8,047(d)    (11,612)
  Other, net                                                  (984)        --         --        311                --          (673)
                                                      ------------   --------   --------   --------      ------------  ------------
    Income (loss) before income taxes,
      minority interest and extraordinary item             (25,899)    (1,852)       332    (11,573)            8,047       (30,945)
BENEFIT FROM (PROVISION FOR) INCOME TAXES                    9,065        648       (116)     4,051(e)         (2,816)(e)    10,832
                                                      ------------   --------   --------   --------      ------------  ------------
    Income (loss) before minority interest
      and extraordinary item                               (16,834)    (1,204)       216     (7,522)            5,231       (20,113)
MINORITY INTEREST                                                1         --         --         (1)               --            --
                                                      ------------   --------   --------   --------      ------------  ------------
    Income (loss) before extraordinary item                (16,833)    (1,204)       216     (7,523)            5,231       (20,113)
EXTRAORDINARY ITEM: Less on extinguishment
  of debt, less applicable income tax benefit
  of $175                                                     (326)        --         --         --                --          (326)
                                                      ------------   --------   --------   --------      ------------  ------------
    Name income (loss)                                $    (17,159)  $ (1,204)  $    216   $ (7,523)     $      5,231  $    (20,439)
                                                      ============   ========   ========   ========      ============  ============
Loss per common share--basic
  Income (loss) before extraordinary item
    available for common shareholders                 $      (1.13)                                                    $      (1.35)
  Extraordinary item, net of tax                             (0.02)                                                           (0.02)
                                                      ------------                                                     ------------
  Loss available for common shareholders              $      (1.15)                                                    $      (1.37)
                                                      ============                                                     ============
  Weighted average common shares outstanding            14,900,593                                                       14,900,593
Loss Per common share - diluted
  Income (loss) before extraordinary item
  available for common shareholders                   $      (1.13)                                                    $      (1.35)
  Extraordinary item, net of tax                             (1.02)                                                           (0.02)
                                                      ------------                                                     ------------
  Loss available for common shareholders              $      (1.15)                                                    $      (1.37)
                                                      ============                                                     ============
  Weighted average common shares outstanding            14,900,593                                                       14,900,593

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS:

(a)  To eliminate the results of the  Southeastern  ready-mix and concrete block operations, which were sold in April and December of 2000.

(b)  To eliminate the results of the northern Utah  operations sold to Oldcastle
     Materials, Inc. in March of 2001.

(c)  To eliminate the results of the Southeastern operations to be sold.

(d)  Includes  the  interest   savings,   which  would  have  occurred  had  the
     transaction  taken  place on  January 1, 2000 and a pro forma  senior  debt repayment  of  $79.2  million  was  made  on  such  date.  The  Company  is negotiating  with its senior  secured  lenders to retain $10 million of the proceeds for working capital needs.  If the Company's  lenders to not agree that the  Company  can  retain  $10  million of the  proceeds  for  working capital,  then that $10  million  will have to paid to the  lenders and the
     Company will need additional liquidity to continue to operate.  There is no assurance that the Company will be able to reach such an agreement with its lenders.  If such an

                                     - 46 -

     agreement  is not reached,  there is no assurance  that the Company will be able to obtain additional liquidity from other sources.

(e)  Adjustment  to  provision  for income  taxes as if the sale had occurred on
     January 1, 2000 to a blended federal and state statutory tax rate of 35%.

                         SELECTED FINANCIAL INFORMATION

U.S. AGGREGATES, INC. AND SUBSIDIARIES
HISTORICAL SELECTED FINANCIAL DATA

                                            QUARTERS ENDED
                                                JUNE 30,                                 YEARS ENDED DECEMBER 31,
                                       --------------------------    -------------------------------------------------------------

                                           2001           2000           2000          1999        1998        1997        1996
                                       -----------    -----------    -----------    ----------  ----------  ----------  ----------

                                                                     (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
Net sales                              $   103,855    $   138,009    $   291,689    $  308,592  $  237,333  $  166,915  $  133,378
Income (loss) before income taxes,
  minority interest and
  extraordinary item                       (61,833)        (3,050)       (25,899)       23,269       8,965       9,512      10,831
Income (loss) before extraordinary
  item                                     (40,687)        (1,982)       (16,833)       14,197       4,832       5,505       6,444

Income (loss) before extraordinary
  item available for common
  shareholders per share
    -- basic                           $     (2.73)   $     (0.13)   $     (1.13)   $     1.20  $     0.12  $     0.29  $     0.57
    -- diluted                         $     (2.73)   $     (0.13)   $     (1.13)   $     1.16  $     0.11  $     0.28  $     0.57

Weighted average common shares
  outstanding
    -- basic                            14,900,593     14,900,593     14,900,593     9,522,156   6,136,630   6,116,718   6,074,704
    -- diluted                          14,900,593     14,900,593     14,900,593     9,799,817   6,382,094   6,306,747   6,095,472

Total assets                           $   373,955    $   452,115    $   427,206    $  414,928  $  337,611  $  172,266  $  150,139
Long-term obligations & redeemable
  preferred stock                          190,641        200,582        190,673       160,312     229,353     126,115     110,123
Cash dividends declared per share      $        --    $      0.06    $      0.09    $     0.03  $       --  $       --  $       --

                                     - 47 -

SOUTHEASTERN
HISTORICAL SELECTED FINANCIAL DATA (UNAUDITED)

                                                         QUARTERS ENDED
                                                             JUNE 30                           YEARS ENDED DECEMBER 31,
                                                     ----------------------    -----------------------------------------------------
                                                        2001         2000        2000        1999        1998       1997      1996
                                                     ---------     --------    --------    --------    -------    -------    -------
                                                                            (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

Net sales                                            $  37,165     $ 47,055    $ 92,568    $ 92,678    $84,734    $73,485    $59,217

Income before income taxes
  and minority interest                                (15,203)       4,045       9,762      11,825      5,248      5,654      6,637

Net income                                             (10,004)       2,629       6,346       7,573      3,434      3,745      4,422

Total assets                                         $ 114,386     $117,986    $111,977    $110,421    $88,685    $81,138    $69,251

Long-term obligations                                    1,939        2,809       2,234       1,102      1,102      2,102      3,102

Cash dividends declared per share                    $      --     $     --    $     --    $     --    $    --    $    --     $   --

     FINANCIAL STATEMENTS

          Certain  financial  statements  of the  Company  and its  Southeastern assets are attached hereto as Annex A.

                           AVAILABILITY OF 10-K REPORT

          THE  COMPANY  FILED ITS ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED
     DECEMBER 31, 2000 WITH THE SECURITIES AND EXCHANGE  COMMISSION ON APRIL 18,
     2001 AND FILED AN AMENDMENT  TO THAT ANNUAL  REPORT ON FORM 10-K/A WITH THE
     SECURITIES  AND EXCHANGE  COMMISSION  ON SEPTEMBER  __, 2001. A COPY OF THE
     REPORT AND AMENDMENT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND
     A LIST  DESCRIBING  ANY EXHIBITS  NOT  CONTAINED  THEREIN,  MAY BE OBTAINED
     WITHOUT CHARGE BY ANY STOCKHOLDER.  THE EXHIBITS ARE AVAILABLE UPON PAYMENT
     OF CHARGES WHICH  APPROXIMATE  THE COMPANY'S  COST OF  REPRODUCTION  OF THE
     EXHIBITS. REQUESTS FOR COPIES OF THE REPORT AND AMENDMENT SHOULD BE SENT TO
     THE  OFFICE OF THE  CORPORATE  CONTROLLER  AT THE  MAILING  ADDRESS  OF THE
     COMPANY LISTED ON PAGE ONE OF THIS PROXY STATEMENT.

                                     - 48 -

                       WHERE YOU CAN FIND MORE INFORMATION

     U.S.  Aggregates,  Inc.  and Florida  Rock  Industries,  Inc.  file annual, quarterly and current reports,  proxy statements and other  information with the
SEC. You may read and copy any reports,  statements  or other  information  U.S.
Aggregates,  Inc. or Florida  Rock  Industries,  Inc.  files at the SEC's public reference  rooms in Washington  D.C., New York, New York, and Chicago  Illinois.
Please  call the SEC at  1-800-SEC-0330  for further  information  on the public reference rooms.  U.S.  Aggregates,  Inc.'s and Florida Rock Industries,  Inc.'s
public filings are also available to the public from document retrieval services and at the website maintained by the SEC at http: //www.sec.gov.

                                 OTHER BUSINESS

     The Board of Directors  knows of no other  business  that will be presented for consideration at the special meeting.  If other matters are properly brought before the meeting,  however,  it is the  intention of the persons  named in the accompanying  proxy to vote the shares  represented  thereby on such  matters in accordance with their best judgment.

                                           By Order of the Board of Directors,

                                           Hobart Richey
                                           Secretary

September 6, 2001

                                     - 49 -

                                    ANNEX A
                                    -------

                           INDEX TO FINANCIAL STATEMENTS

ITEM                                                                      PAGE
-----                                                                     -----
FINANCIAL STATEMENTS OF U.S. AGGREGATES, INC. AND SUBSIDIARIES
--------------------------------------------------------------

Condensed Consolidated Balance Sheets (unaudited) as of
      June 30, 2001 and June 30, 2000.......................................A-1

Condensed Consolidated Statements of Operations (unaudited) for the six months ended June 30, 2001 and June 30, 2000..........................A-2

Condensed Consolidated Statement of Cash Flows (unaudited) for the six months ended June 30, 2001 and June 30, 2000..........................A-3

Notes to Condensed Consolidated Financial Statements for the six
      months ended June 30, 2001 and June 30, 2000..........................A-4

Management's Discussion and Analysis of Financial Condition and
      Results of Operations for the quarter ended June 30, 2001.............A-13

Report of Independent Public Accountants....................................A-21

Consolidated Balance Sheets as of December 31, 2000 and
      December 31, 1999.....................................................A-22

Consolidated Statements of Operations for the years ended
      December 31, 2000, December 31, 1999 and December 31, 1998............A-23

Consolidated Statements of Changes in Shareholders' Equity for the
      years ended December 31, 2000 and December 31, 1999...................A-24

Consolidated Statements of Cash Flows for the years ended
      December 31, 2000, December 31, 1999 and December 31, 1998............A-25

Notes to Consolidated Financial Statements for the year ended
      December 31, 2000.....................................................A-26

Management's Discussion and Analysis of Financial Condition
      and Results of Operations for the year ended December 31, 2000........A-43

                          INDEX TO FINANCIAL STATEMENTS

ITEM                                                                      PAGE
-----                                                                     -----
UNAUDITED FINANCIAL STATEMENTS OF SRM HOLDINGS CORP.
----------------------------------------------------
Condensed Consolidated Balance Sheets as of
      June 30, 2001 and June 30, 2000.......................................A-50

Condensed Consolidated Statements of Operations for the six
      months ended June 30, 2001 and June 30, 2000..........................A-51

Condensed Consolidated Statement of Cash Flows for the six
      months ended June 30, 2001 and June 30, 2000..........................A-52

Notes to Condensed Consolidated Financial Statements for the six
      months ended June 30, 2001 and June 30, 2000..........................A-53

Consolidated Balance Sheets as of December 31, 2000 and
      December 31, 1999.....................................................A-57

Consolidated Statements of Operations for the years ended
      December 31, 2000 and December 31, 1999...............................A-58

Consolidated Statements of Changes in Shareholders' Equity for the
      years ended December 31, 2000 and December 31, 1999...................A-59

Consolidated Statements of Cash Flows for the years ended
      December 31, 2000 and December 31, 1999...............................A-60

Notes to Consolidated Financial Statements for the year ended
      December 31, 2000.....................................................A-61

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                      JUNE 30,    JUNE 30,   DECEMBER 31,
                                                                                       2001         2000        2000
                                                                                     --------     --------    ---------
                                                                                    (UNAUDITED)  (UNAUDITED)

                                     ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                                                    $  7,366     $  2,732    $   5,021
        Trade accounts receivable, net                                                 36,141       56,478       34,860
        Inventories, net                                                               19,334       32,886       29,795
        Assets held for sale                                                           91,288           --       23,880
        Prepaid expenses and other current assets                                       5,493        8,983        7,357
                                                                                     --------     --------    ---------
                Total current assets                                                  159,622      101,079      100,913
                                                                                     --------     --------    ---------
PROPERTY, PLANT AND EQUIPMENT                                                         242,564      355,920      333,901
Less: Accumulated depreciation and depletion                                          (36,893)     (37,724)     (41,835)
                                                                                     --------     --------    ---------
                Net property, plant and equipment                                     205,671      318,196      292,066
                                                                                     --------     --------    ---------
INTANGIBLE ASSETS, net                                                                  4,262       22,685       18,823
OTHER ASSETS                                                                            4,400       10,152       15,404
                                                                                     --------     --------    ---------
                Total assets                                                         $373,955     $452,112    $ 427,206
                                                                                     ========     ========    =========

                      LIABILITIES AND SHAREHOLDERS'EQUITY

CURRENT LIABILITIES                                                                  $ 75,058     $ 57,142    $  64,850
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion                  190,641      200,582      190,673
DEFERRED INCOME TAXES, net                                                             24,370       54,638       47,377
OTHER                                                                                   1,801          149          330
                                                                                     --------     --------    ---------
                Total liabilities                                                     291,870      312,511      303,230
                                                                                     --------     --------    ---------
MINORITY INTEREST, net                                                                     11           12           11
                                                                                     --------     --------    ---------
SHAREHOLDERS' EQUITY:
        Common stock, $.01 par value, 100,000,000 shares authorized,
          14,908,222 shares outstanding, including 7,629 shares of
           treasury stock                                                                 149          149          149
        Additional paid-in capital                                                    125,219      123,648      123,648
        Notes receivable from sale of stock                                            (1,292)      (1,243)      (1,243)
        Treasury stock, at cost                                                            (2)          (2)          (2)
        Retained earnings (deficit)                                                   (42,001)      17,037        1,413
                                                                                     --------     --------    ---------
                Total shareholders'equity                                              82,074      139,589      123,965
                                                                                     --------     --------    ---------
                Total liabilities, minority interest and shareholders'equity         $373,954     $452,112    $ 427,206
                                                                                     ========     ========    =========

        The accompanying notes are an integral part of these statements.

                                      A-1

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                          THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                               JUNE 30,                         JUNE 30,
                                                                       ----------------------------    --------------------------
                                                                           2001            2000            2001           2000
                                                                       ------------    ------------    ------------   -----------
                                                                                   (UNAUDITED)                 (UNAUDITED)

NET SALES                                                              $     60,123    $     83,423    $    103,855   $   138,009
COST OF PRODUCTS SOLD                                                        61,757          62,067         102,503       107,399
                                                                       ------------    ------------    ------------   -----------
       Gross profit (loss)                                                   (1,634)         21,356           1,352        30,610
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                  9,686           7,776          17,723        16,771
DEPRECIATION, DEPLETION AND AMORTIZATION                                      6,732           4,126          11,150         8,139
LOSS ON DISPOSAL OF ASSETS                                                    1,529              --           1,480            --
RESTRUCTURING COSTS                                                             525              --           1,715            --
ASSET IMPAIRMENT CHARGE                                                      14,750              --          14,750            --
                                                                       ------------    ------------    ------------   -----------
        Income (loss) from operations                                       (34,856)          9,454         (45,466)        5,700
OTHER EXPENSES:
        Interest and financing, net                                          (7,384)         (4,644)        (15,254)       (8,722)
        Other,net                                                            (1,011)            (34)         (1,113)          (28)
                                                                       ------------    ------------    ------------   -----------
        Income (loss) before income taxes                                   (43,251)          4,776         (61,833)       (3,050)

BENEFIT FROM (PROVISION FOR) INCOME TAXES                                    14,642          (1,671)         21,146         1,068
                                                                       ------------    ------------    ------------   -----------
        Income (loss) before extraordinary item                             (28,609)          3,105         (40,687)       (1,982)

EXTRAORDINARY ITEM: Loss on extinguishment of debt,
        less applicable income tax benefit of $1,468                         (2,726)             --          (2,726)           --
                                                                       ------------    ------------    ------------   -----------
                Net income (loss)                                      $    (31,335)   $      3,105    $    (43,413)  $    (1,982)
                                                                       ============    ============    ============   ===========

Income (loss) per common share--basic

        Income (loss) before extraordinary item available for
           common shareholders                                         $      (1.92)   $       0.21    $      (2.73)  $     (0.13)
        Extraordinary item, net of tax                                        (0.18)             --             (0.18)         --
                                                                       ------------    ------------    ------------   -----------
        Net income (loss) available for common shareholders            $      (2.10)   $       0.21    $      (2.91)  $     (0.13)
                                                                       ============    ============    ============   ===========
        Weighted average common shares outstanding                       14,900,593      14,900,593      14,900,593    14,900,593
Income (loss) per common share--diluted
         Income (loss) before extraordinary item available for
          common shareholders                                          $      (1.92)   $       0.20    $      (2.73)  $     (0.13)
         Extraordinary item, net of tax                                       (0.18)             --             (0.18)         --
                                                                       ------------    ------------    ------------   -----------
        Net income (loss) available for common shareholders            $      (2.10)   $       0.20    $      (2.91)  $     (0.13)
                                                                       ============    ============    ============   ===========
         Weighted average common shares outstanding                      14,900,593      15,216,029      14,900,593    14,900,593

        The accompanying notes are an integral part of these statements.

                                      A-2

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                     SIX MONTHS ENDED
                                                                                           JUNE 30,
                                                                                 ------------------------------
                                                                                    2001                2000
                                                                                 ------------      ------------
                                                                                           (UNAUDITED)

NET CASH USED IN OPERATING ACTIVITIES                                             $(20,337)          $(14,086)
                                                                                  --------           --------
CASH FLOWS FROM INVESTING ACTIVITIES:
        Additions to property, plant and equipment                                  (3,391)           (22,773)
        Proceeds from sale of assets                                                25,845              4,836
                                                                                  --------           --------
                        Net cash provided by (used in) investing activities         22,454            (17,937)
                                                                                  --------           --------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Principal payments on long-term debt                                       (26,079)           (17,364)
        New borrowings                                                              27,400             50,500
        Dividends paid                                                                  --               (894)
        Debt issuance costs                                                         (1,093)            (1,965)
                                                                                  --------           --------
                        Net cash provided by financing activities                      228             30,277
                                                                                  --------           --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                 2,345             (1,746)
CASH AND CASH EQUIVALENTS, beginning of period                                       5,021              4,478
                                                                                  --------           --------
CASH AND CASH EQUIVALENTS, end of period                                          $  7,366           $  2,732
                                                                                  ========           ========
DISCLOSURE OF SUPPLEMENTAL CASH FLOW INFORMATION:
        Cash paid during the period for:
                Interest                                                          $  9,816           $  9,497
                Income taxes                                                           298                672
NON-CASH TRANSACTIONS:
        Value assigned to warrants                                                   1,571                 --
        Addition of equipment acquisition agreements                                11,738
        Dividends declared but not paid                                                 --                447
        Addition of capital lease obligations                                           --             14,224
        Termination of capital lease obligation                                        520                 --
        Net inventory sold as part of sale of Northern Utah assets                   1,416                 --
        Net other assets sold as part of sale of Northern Utah assets                  223                 --
        Debt assumed by buyers as part of sale of Northern Utah assets               1,849                 --
        Transfer of assets held for sale as part of the sale of Northern
          Utah Assets                                                               22,381                 --

        The accompanying notes are an integral part of these statements.

                                      A-3

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                   (UNAUDITED)

1. Organization and Basis of Presentation

         Founded in 1994, U.S. Aggregates, Inc. ("USAI" or the "Company")
conducts its operations through the quarrying and distribution of aggregate products in nine states in two regions of the United States, the Mountain states and the Southeast. Aggregates consist of crushed stone, sand and gravel. The
Company's products are used primarily for construction and maintenance of highways, other infrastructure projects, and for commercial and residential construction.

         The accompanying unaudited condensed consolidated financial statements of U.S. Aggregates, Inc. and subsidiaries have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to the Quarterly Report on Form
10-Q and to Article 10 of Regulation S-X. In the opinion of management, the interim financial information provided herein reflects all adjustments necessary for a fair presentation of the results of operations for the interim periods.
The results of operations for the six months ended June 30, 2001 are not necessarily indicative of the results to be expected for the full year.

         These condensed consolidated financial statements and the notes thereto should be read in conjunction with the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December
31, 2000.

2. Risk Factors

         The Company's business is seasonal with peak revenue and profits occurring primarily in the months of April through November. Bad weather conditions during this period could adversely affect operating income and cash flow and could therefore have a disproportionate impact on the Company's results for the full year. Quarterly results have varied significantly in the past and are likely to vary significantly from quarter to quarter in the future.

         A majority of the Company's revenues are from customers who are in industries and businesses that are cyclical in nature and subject to changes in general economic conditions. In addition, since operations occur in a variety of local geographic markets, the Company's business is subject to the economic conditions in each such geographic market. General economic downturns or localized downturns in the regions where the Company has operations, including any downturns in the construction industry, could have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company's operations are subject to and affected by federal, state and local laws and regulations including such matters as land usage, street and highway usage, noise level and health, safety and environmental matters. In many instances, various permits are required. Although management believes that the
Company is in compliance with regulatory requirements, there can be no assurance that the Company will not incur material costs or liabilities in connection with regulatory requirements.

         Certain of the Company's operations may from time to time involve the use of substances that are classified as toxic or hazardous substances within the meaning of relevant laws and regulations. Risk of environmental liability is inherent in the operation of the Company's business. As a result, it is possible that environmental liabilities will have a material adverse effect on the
Company in the future.

         The Company markets its aggregates products to customers in a variety of industries, including public infrastructure, commercial and residential construction; asphaltic concrete, ready-mix concrete, concrete blocks and concrete pipes; and railroads. A substantial amount of aggregate products is used in publicly funded projects. A decrease or delay in government funding of highway construction and maintenance or other infrastructure projects could reduce sales and profits.

                                      A-4

         A material rise in the price or a material decrease in the availability of oil could adversely affect operating results. The cost of asphalt is correlated to the price of oil. Any increase in the price of oil might result in the Company's customers using less asphalt. A material increase in the price of oil could also lead to higher gasoline costs, which could increase the Company's operating costs. These increases may not be accepted by customers in the form of higher prices.

         The Company has entered into a definitive agreement, described elsewhere herein, to sell its southeastern operations to Florida Rock
Industries, Inc. (the "Buyer"). Consummation of the agreement is subject to shareholder approval, which is assured as a result of a shareholders agreement between the Buyer and the majority shareholder of the Company, as well as other customary closing conditions. The ability of the Company to continue its remaining business is dependent upon consummation of the transaction and upon reaching a satisfactory agreement with its lenders regarding the allocation between such lenders and the Company of the proceeds to be received upon consummation of the transaction. There is no assurance that the transaction will be consummated or that the Company will be able to negotiate such an agreement with its lenders.

         Following consummation of the sale transaction, the Company will continue to have significant debt and intends to evaluate various strategic options relating to the Company's continuing operations. Some of the options to be evaluated by the Company include reduction of the Company's debt by selling off non-strategic assets, complete sale of the Company's assets, conversion of existing debt to equity and raising additional equity. However, there can be no assurance that such options will be available, or if available, on terms acceptable to the Company. The Company's ability to continue as a going concern following consummation of the transaction is also dependent upon the refinancing or restructuring of its remaining debt. There is no assurance that the Company will be able to refinance its debt or that it will be able to achieve operations sufficiently profitability to service its remaining debt.

         In the event the sale transaction is not consummated or the net proceeds from the transaction fall short of expectations, the Company will need to obtain additional sources of financing which may involve the sale of additional assets. There is no assurance that such financing will be available or, if available, on terms favorable to the Company. If the Company is unable to obtain such additional financing, there could be a material adverse effect on the Company's business, financial condition and results of operations.

         In the second quarter of 2001, as a result of tight cash flows, higher costs, weakened demand for certain products and poor performance of the
Company's western operations and to a lesser extent its southeastern operations, management began a comprehensive review of the Company's operations (primarily aggregate pits) or businesses for possible closure (either permanent or temporary) or reorganization. Other businesses or sites are being considered for sale. The process is on going, but to date certain aggregate pits have been shutdown, or operations have been, or will be, curtailed or suspended at certain sites. In addition, the transportation business has been closed. Capital expenditures have been dramatically curtailed, certain fixed assets have been sold and fixed assets which will no longer be used in the business or could not be identified or have been damaged or destroyed, have been written down to their realizable value or written-off. Goodwill or quarry development costs, which were associated with a closed business or aggregate pits, were also written-off.
At some of the closed locations, adjustments to deferred royalties were required, expense accruals for future minimum royalties due were recorded and related stripping costs were written-off. Inventory at these sites, or at continuing sites, which will not be sold, is in excess of foreseeable demand or has a carrying value in excess of the market value has been written-off or reserved, as appropriate. These charges total approximately $17.0 million in the second quarter of 2001 of which $12.9 million is included in cost of products sold, $2.6 million is included in depreciation, depletion and amortization expense and $1.5 million is included in loss on disposal of assets in the accompanying Condensed

                                      A-5

Consolidated Statement of Operations. It is possible that additional write-offs may be required as management completes its review of all operations and conducts a full physical count of all fixed assets in the second half of 2001.
The following table sets forth a summary of the charges taken during the second quarter (in millions):

  Closed transportation business, primarily goodwill         $ 1.7
  Quarry development related to closed leased quarries         1.0
  Deferred royalties related to closed leased quarries         0.5
  Future minimum royalties related to closed leased quarries   0.5
  Deferred stripping costs                                     0.5
  Loss on sale of assets                                       1.5
  Inventory writedowns                                         5.6
  Fixed asset write-offs                                       5.0
  Prepaid expense adjustments                                  0.7
                                                             -----
                                                             $17.0
                                                             =====

         In addition to the above charges, in the second quarter of 2001 the
Company also recorded a restructuring charge of $0.5 million related to the relocation of its corporate office as described in Note 5, an asset impairment charge of $14.8 million related to the decision to sell its southeastern operations as described in Note 6, a $1.0 million charge to write-off deferred financing charges as described in Note 3 and an extraordinary loss on extinguishments of debt as described in Note 3.

3. Long-Term Debt

         A summary of long-term debt is as follows:

                                                                           JUNE 30,          DECEMBER 31,
                                                                             2001                2000
                                                                          ---------            ---------
                                                                             (DOLLARS IN THOUSANDS)

            Prudential Insurance subordinated notes, net of discount
               of $530 and $575, respectively                             $  44,470            $  44,425
            GTCR Fund IV junior subordinated note, net of discount
               of $543                                                        1,529                   --
            Bank of America term loan A                                      74,396               30,900
            Bank of America term loan B                                      38,035               43,004
            Bank of America revolving loan                                   35,000               77,600
            Notes payable to former shareholders                              1,145                1,890
            Capital lease obligations                                         8,471               11,240
            Other                                                             2,994                4,456
                                                                          ---------            ---------
                  Total long-term debt and capital lease obligations        206,040              213,515
            Less: Current portion                                           (15,399)             (22,842)
                                                                          ---------            ---------
                  Long-term debt and capital lease obligations,
                    net of current portion                                $ 190,641            $ 190,673
                                                                          =========            =========

         On April 18, 2001, the Company entered into a Sixth Amendment to its senior secured credit facility ("Credit Agreement") which waived all existing covenant defaults, adjusted future financial covenants, deferred certain principal payments until March 31, 2002, modified the debt repayment schedule, established a borrowing base on the revolving loan up to a maximum of $35 million, provided the Company with additional liquidity from the sale of

                                      A-6

certain assets, established monthly interest payment schedules and provided for increased interest rates to an Alternate Base Rate plus 5.00% or Eurodollar Rate plus 6.00%, of which 2.00% is capitalized and added to principal for the period through March 31, 2002. The Sixth Amendment also provides for a fee of $1.25 million if the Credit Agreement is not paid in full by March 31, 2002. This fee is being accrued over a 12-month period.

         On April 18, 2001, the Company also entered into an amendment with its subordinated note holder to waive existing covenant defaults and to accept deferral of interest payments through May 22, 2002 in exchange for a 2.00%
increase in interest rates, a deferred fee of $0.9 million and warrants for
671,582 shares with a nominal exercise price.

         In connection with the amendments of the Credit Agreement and the subordinated notes, an agreement was entered into with GTCR Fund IV, the
Company's majority shareholder, to loan the Company $2 million of junior subordinated debt at an interest rate of 18.00%. The junior subordinated debt does not mature until 120 days after senior secured facilities and subordinated notes are paid in full. GTCR Fund IV will receive a deferred fee of $0.45 million and received warrants for 435,469 shares with a nominal exercise price in exchange for its agreement to provide the Company with the junior subordinated debt. This loan was funded on April 30, 2001.

         The warrants issued to Prudential Insurance, the Company's subordinated note holder, for 671,582 shares of the Company's common stock were valued at
$1.40 per share or a total of $940 thousand. The warrants issued to GTCR Fund IV for 435,469 shares of the Company's common stock were valued at $1.45 per share or a total of $631 thousand. The fair value of these warrants were calculated at the date of issuance using a Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 5.25%; dividend yield of 0%;
volatility factors of the expected market price of the Company's common stock of
165.8%; an exercise price of $0.01; and market value of the Company common stock of $1.40 and $1.45 on the issuance dates of the warrants to Prudential Insurance and GTCR Fund IV, respectively.

         On May 30, 2001, the Company entered into a Seventh Amendment to its
Credit Agreement with its existing senior secured lenders to provide $6.0 million of additional liquidity to the Company. The Company borrowed the $6.0 million available under the agreement during the quarter ended June 30, 2001.
This agreement was subsequently supplemented and currently provides for an interest rate of Alternate Base Rate plus 7.00%, a fee of $1.15 million is payable upon the earlier of September 28, 2001 or the consummation of the sale of certain assets. An amendment fee of 25 basis points, or approximately $0.4 million is payable upon the earlier of September 30, 2001 (expiration of this short-term agreement) or the consummation of certain asset sales.

         In late July 2001 the Company repaid $0.5 million under its revolving credit agreement and subsequently issued its surety a $0.5 million letter of credit as collateral for the issuance of up to $5 million of surety bonds supporting the construction activities of its western operations.

         On August 14, 2001, the Company entered into an Eighth Amendment to its
Credit Agreement with its existing senior secured lenders pursuant to which the
Company received waivers of non-compliance with certain financial and non-financial covenants under the senior secured credit facility. Prior to the amendment the Company was not in compliance with a financial covenant under the
Sixth Amendment to Credit Agreement that requires a minimum EBITDA (defined as net income before minority interests, interest expense, income tax expense, depreciation, depletion and amortization and non-cash restructuring charges incurred in connection with business closures and asset dispositions) of $5.5 million for the quarter ending June 30, 2001. The actual EBITDA for this quarter was a loss of $28.0 million. The Company was also in default under the Seventh
Amendment to its Credit Agreement in that it did not repay the principal and capitalized interest due on its Term C loan by July 31, 2001. This Eighth
Amendment also provides $3.0 million of additional liquidity to the Company at an interest rate of a base rate plus 7% and provides for a fee of $0.125 million. Such fee is deferred until the earlier of September 28, 2001 or the consummation of the sale of its southeastern operations as described in Note 7.
Sale of Southeastern Operations. Amounts borrowed under the agreement are due on the earlier of September 30, 2001 or the consummation of the sale of the southeastern operations. The effectiveness of the Eighth Amendment is subject to certain conditions including receipt by the Company of definitive documentation of a forbearance agreement referred to in the next paragraph. The Eighth
Amendment became effective on September 5, 2001. In addition, on August 14,
2001, the Company received waivers of non-compliance with certain substantially equivalent financial covenants under the subordinated notes.

                                      A-7

         In September 2000 the Company's southeastern operations entered into three equipment acquisition agreement commitments with a financial institution, which provide for the financing of certain construction projects totaling approximately $13.7 million. As of June 30, 2001, the financial institution has funded approximately $11.7 million under such commitments. Upon completion, the projects are to be converted to either operating leases or capital leases, at the Company's option. Such amounts are included in the accompanying Condensed
Consolidated Balance Sheet as of June 30, 2001 as a current liability. Two of these projects provided for a completion date of May 31, 2001, which was not achieved and has resulted in an event of default under such agreements and cross defaults under certain of the Company's other debt agreements. The Company had requested waivers of the defaults under such agreements as well as extensions of time periods necessary to complete such projects. The financial institution has agreed in principal to enter into a forbearance agreement, subject to definitive documentation, with the Company which would i) waive all defaults under such agreements and ii) provide an extension of the completion dates of such projects to September 30, 2001, provided that amounts funded under such agreements as well as other amounts outstanding under either operating or capital leases with the Company's southeastern operations are paid off upon the sale of the
Company's southeastern operations. The Company signed the final documentation for that forbearance agreement on August 23, 2001 and it became effective on
September 4, 2001.

         Other expenses include the write-off of approximately $1.0 million of deferred finance charges relating to a reduction in borrowing capacity under the
Company's revolving loan resulting from the Sixth Amendment to its Credit
Agreement (in addition to the extraordinary charge described below) and other deferred fees related to operations that have been closed or sold.

         In connection with the various refinancings of the Company's debt, fees and costs of $2.7 million, some of which were previously capitalized, net of a tax benefit of $1.5 million, were recorded as an Extraordinary Item - Loss on
Extinguishment of Debt in the second quarter of 2001.

4. Shareholders' Equity

         The following Statement of Changes in Shareholders' Equity summarizes the Company's equity transactions between December 31, 2000 and June 30, 2001:

                                                                                 TREASURY STOCK
                                                                     NOTES      ----------------
                                 COMMON STOCK        ADDITIONAL   RECEIVABLE    SHARES             RETAINED      TOTAL
                             -----------------------  PAID-IN     FROM SALE     HELD IN            EARNINGS   SHAREHOLDERS'
                               SHARES       AMOUNT    CAPITAL      OF STOCK     TREASURY  AMOUNT  (DEFICIT)     EQUITY

                                                                 (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

BALANCE AT
  DECEMBER 31, 2000            14,908,222    $ 149    $ 123,648    $ (1,243)   7,629    $ (2)    $  1,413     $   123,965

Notes receivable, net of
  payments                             --      --            --         (49)      --      --          --              (49)
Issuance of stock warrants             --      --         1,571          --       --      --          --            1,571
Net loss                               --      --            --          --       --      --      (43,413)        (43,413)
                               -----------   -----    ---------    --------    ------   ----     --------     -----------
BALANCE AT
  JUNE 30, 2001                14,908,222    $ 149    $ 125,219    $ (1,292)   7,629    $ (2)    $(42,000)    $    82,074
                               ==========    =====    =========    ========    =====    ====     ========     ===========

5. Restructuring Costs

         During the fourth quarter of 2000, the Company decided to restructure its business operations through a plan, which provided for the closure of an asphalt operation in Nevada, the disposition of certain operations in Idaho and the consolidation of facilities in Utah (the "Restructuring Plan"). The
Restructuring Plan also included actions intended to achieve an overall reduction in corporate overhead. The Company recorded restructuring charges of

                                      A-8

$1.2 million in the first quarter of 2001, of which $0.5 million related to the loss on sale of properties and certain equipment in Idaho. The cash charge of
$0.7 million related to severance benefits for terminated employees and lease obligations relating to the closure of one of its offices.

         To further reduce overhead, the Company decided and announced in the second quarter of 2001 that it would relocate its corporate office from San
Mateo, California to Draper, Utah during 2001. As a result of this decision, the
Company recorded additional restructuring charges in the second quarter of 2001 in the amount of $0.5 million, of which $0.1 million relates to the write-down of assets at the corporate office to fair market value. The cash charges of $0.4 million relate to severance benefits for employees, who have or will be terminated, and lease obligations related to the closure of the San Mateo corporate office.

         As of June 30, 2001, $0.2 million of restructuring costs have been paid and an accrual in the amount of $0.9 million related to above restructuring plans is included in the Condensed Consolidated Balance Sheet.

6. Assets Held for Sale and Asset Impairment Charges

         During the second quarter of 2001, the Company made a decision to sell its southeastern operations. As a result, an evaluation for impairment of long-lived assets was performed. Based upon this analysis, the Company determined that the fair market value of these long-lived assets was less than the carrying value. Accordingly, during the second quarter of 2001, the Company adjusted the carrying value of these assets to their estimated fair value (less estimated costs of sale) resulting in a non-cash impairment charge of $14.8 million. The fair market value excludes $15.0 million of potential proceeds to be placed in an escrow account as more fully described in Note 7. Sale of
Southeastern Operations. These assets (excluding accounts receivable, inventory and other current assets) totaling $91.3 million have been classified as Assets
Held for Sale in the Condensed Consolidated Balance Sheet at June 30, 2001.

7. Sale of Southeastern Operations

         On July 11, 2001, the Company entered into a definitive agreement to sell its southeastern operations to Florida Rock Industries, Inc. (the "Buyer").
The sale is subject to approval by the Company's shareholders, which is assured as a result of a shareholders agreement between the Buyer and the majority shareholder of the Company, and the waiver or expiration of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which has occurred, as well as other customary closing conditions. The aggregate purchase price to be received by the Company on the closing will be equal to
$150 million plus or minus a working capital adjustment to be determined at closing, less approximately $30 million to cover certain liabilities assumed by
Buyer or the payment of such liabilities, and less $15 million to be placed in an escrow account to be released upon the receipt of certain third-party waivers. There is no assurance that such waivers will be obtained.

         The Company will recognize a taxable gain on the sale of these assets, which will result in corporate federal tax. However, the Company estimates that the gain will be largely offset by losses available to the Company.

         Following consummation of the sale of the southeastern operations, the
Company will continue to have a significant amount of debt. The Company estimates, subject to negotiations with the lenders under its senior secured credit facilities, that it will be able to repay at closing from proceeds received from the transaction approximately $79.2 million of the principal and interest owing under its senior secured credit facilities. Assuming repayment of
$79.2 million, as of June 30, 2001, the remaining principal and interest owing under the Company's senior credit facilities would total approximately $74.9 million. In addition, following the consummation of the transaction, assuming occurrence as of June 30, 2001, the Company would continue to owe $60.7 million consisting of principal and interest, under its subordinated and other debt obligations, excluding obligations of the southeastern operations which will be repaid from proceeds of the sale. The Company's ability to continue to operate its remaining businesses is dependent upon the consummation of the southeastern sale transaction and upon reaching a satisfactory agreement with its lenders regarding the allocation between such lenders and the Company of the proceeds to be

                                      A-9

received upon consummation of the transaction. While there is no assurance, the Company believes that it will be able to negotiate such an agreement.

         The remaining assets of the Company following consummation of the transaction will consist of aggregates production operations, ready-mix operations, concrete block operations, paving operations and asphalt production operations in the States of Arizona, California, Idaho, Nevada and Utah.

         The Company will continue to have significant debt and intends to evaluate various strategic options relating to the Company's continuing operations. Some of the options to be evaluated by the Company include reduction of the Company's debt by selling off non-strategic assets, complete sale of the
Company's assets, conversion of existing debt to equity and raising additional equity. However, there can be no assurance that such options will be available, or if available, on terms acceptable to the Company. The Company's ability to continue as a going concern following consummation of the transaction is dependent upon the refinancing or restructuring of its remaining debt. In addition, there is no assurance that the Company following consummation of the transaction will be able to achieve operations sufficiently profitable to service its remaining debt, nor is there assurance that the sale of the southeastern operations will be consummated.

8. Inventories

         Inventories consist of the following as of:

                                    JUNE 30,       DECEMBER 31,
                                      2001             2000
                                    --------      -------------
                                      (DOLLARS IN THOUSANDS)

             Finished products     $ 18,538         $ 26,835
             Raw materials              899            1,892
             Supplies and parts         884              768
             Fuel                       276              324
             Less: Allowances        (1,263)             (24)
                                   --------         --------
                                   $ 19,334         $ 29,795
                                   ========         ========

         Inventories are pledged as security under various debt agreements.

9. Income (Loss) Per Share

                                                                               THREE MONTHS ENDED JUNE 30,
                                                  ---------------------------------------------------------------------------------
                                                            2001                                                2000
                                                  ------------------------------------------     ----------------------------------
                                                                            (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                                                                   PER SHARE                              PER SHARE
                                                    LOSS              SHARES         AMOUNT       INCOME        SHARES     AMOUNT
                                                  ---------        -----------       -------      -------     ----------   -------

Basic income (loss) before extraordinary item
  available for common shareholders               $ (28,609)        14,900,593       $ (1.92)     $  3,105    14,900,593   $  0.21
Effect of dilutive securities                                               --                                   315,436
                                                                    ----------                                ----------
Dilutive income (loss) before extraordinary item
  available for common shareholders               $ (28,609)        14,900,593       $ (1.92)     $ 3,105     15,216,029   $  0.20
                                                  =========        ===========       =======      =======     ==========   =======

                                      A-10

10. New Accounting Pronouncements

         In June 1998, the Financial Accounting Standards Board (FASB) issued
Statement of Financial Accounting Standards No. 133, Accounting for Derivative
Instruments and Hedging Activities. In June 1999, the FASB issued SFAS No, 137,
Accounting for Derivatives and Hedging Activities - Deferral of the Effective
Date of SFAS No. 133. In June 2000, the FASB issued SFAS No, 138, Accounting for
Certain Derivatives and Certain Hedging Activities, an amendment of FASB
Statement No. 133. Statement 133, as amended, establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. The
Statement requires that changes in the derivative instrument's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative instrument's gains and losses to offset related results on the hedged item in the income statement, to the extent effective, and requires that a company must formally document, designate, and assess the effectiveness of transactions that receive hedge accounting treatment. The Company has adopted Statement 133 effective
January 1, 2001. The Company has applied Statement 133 to only those hybrid instruments that were issued, acquired, or substantively modified after December
31, 1998.

         The Company has variable rate borrowings tied to the LIBOR rate. To reduce its exposure to changes in the LIBOR rate, the Company has entered into a swap contract. The Company is a party to an interest rate swap under which it exchanges, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional amount of $37.0 million.
The interest rate swap contract has a two-year term that ends on December 29,
2002. The swap contract requires the Company's counter party to pay it a floating rate of interest based on USD-LIBOR-BBA due quarterly beginning March
29, 2001. In return, the Company will pay its counter party a fixed rate of
6.11% interest due quarterly beginning March 29, 2001. The Company will report all changes in fair value of its swap contract in earnings. During the second quarter and six months ended June 30, 2001, the Company recorded an increase in the value of this swap contract of $2 thousand and a decrease in the value of this swap contact of $0.9 million, respectively. Such amounts are included in interest and financing expenses. The cumulative effect of adopting this standard effective January 1, 2001 was not significant.

         In July 2001, the Financial Accounting Standards Board (FASB) issued
Statement of Financial Accounting Standard No. 141, Business Combinations. This
pronouncement requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method.

         In July 2001, the Financial Accounting Standards Board (FASB) issued
Statement of Financial Accounting Standards No. 142, Goodwill and Other
Intangible Assets. This pronouncement provides that goodwill be reviewed for impairment rather than amortized, beginning on January 1, 2002. The Company is accessing this statement and has not yet made a determination of the impact of adoption on the Company's results of operations, financial position, or liquidity. The Company will adopt SFAS No. 142 beginning January 1, 2002.

11. Effective Tax Rate

         The Company uses an effective tax rate based on its best estimate of the tax rate expected to be applicable for the full fiscal year. This estimated rate is applied to the current year-to-date results to determine the interim provision for income taxes.

12. Sale of Northern Utah Assets

         In March 2001, the Company sold certain of its construction materials operations in Northern Utah to Oldcastle Materials, Inc. The proceeds were utilized to pay down debt and certain operating leases and provide the Company with additional liquidity. The revenues and total assets related to the sold properties represented approximately 14% and 6%, respectively, of the Company's
2000 consolidated totals. On April 2, 2001, the Company received $22.2 million of cash proceeds and applied $14.2 million to the pay-down of its senior credit facility. In addition, there are potential contingent proceeds in the amount of
$6.0 million, which the Company has

                                      A-11

not recorded that relate to the Company obtaining zoning/permits for certain property sold to Oldcastle by March 31, 2003. There is no assurance the Company will be able to obtain the necessary zoning/permits.

         In connection with the sale, the Company entered into a long-term, royalty bearing lease of a quarry to Oldcastle. The lease term is for a 40-year period and requires Oldcastle to pay a minimum annual royalty of $0.1 million.
Royalty rates are $0.05 per ton of aggregate utilized during the first two years of the agreement, $0.10 per ton for the third through the fifth years and $0.25 per ton thereafter. The carrying value of the assets leased to Oldcastle as of
June 30, 2001 was approximately $47.6 million.

13. Litigation

         During May 2001, three complaints were filed against the Company and certain of its officers and directors in the United States District Court for the Northern District of California. The suits purport to be class actions filed on behalf of the plaintiffs and others similarly situated, which allege certain violations of the federal securities laws, including violations of Sections
10(b) and 20 of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder.
The complaints allege that the Company's press releases relating to its 2000 financial statements were false and misleading. The complaints seek unspecified damages and other relief. These cases have been consolidated before Judge
Wilken. Eugene L. Loper has been named lead plaintiff, and his choice of counsel has been approved. The Company has retained counsel and intends to vigorously defend these complaints.

         In May 2001, the Company terminated the employment of two senior executives. The executives have asserted claims for severance against the
Company, aggregating approximately $950,000 and other unspecified damages. The
Company has denied the claims.

                                      A-12

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

         The following Management's Discussion and Analysis ("MD & A") should be read in conjunction with the MD&A included in the Company's Annual Report on
Form 10-K for the year ended December 31, 2000.

INTRODUCTION

         The Company conducts its operations through the quarrying and distribution of aggregate products in nine states in two regions of the United
States, the Mountain states and the Southeast. The Company's operations have the same general economic characteristics including the nature of the products, production processes, type and class of customers, methods of distribution and governmental regulations. The Company's business is seasonal, with peak sales and profits occurring primarily in the months of April through November.
Accordingly, results of operations for any individual quarter are not necessarily indicative of results for the full year.

         The Company has entered into a definitive agreement, as more fully described elsewhere herein, to sell its southeastern operations to Florida Rock
Industries, Inc. (the "Buyer"). Consummation of the agreement is subject to shareholder approval, which is assured as a result of a shareholders agreement between the Buyer and the majority shareholder of the Company, as well as other customary closing conditions.

LIQUIDITY AND CAPITAL RESOURCES

         At June 30, 2001, working capital, exclusive of current maturities of debt, assets held for sale and cash items, totaled $13.0 million compared to
$30.0 million at December 31, 2000.

         Net cash used in operating activities for the six months ended June 30,
2001 was $20.3 million, compared to $14.1 million used during the same period last year. The increase in the use of cash was due to an increase in operating losses offset by a reduction of working capital needs. Net cash provided by investing activities for the six months ended June 30, 2001 was $22.5 million compared to $17.9 million used in the same period in 2000 due to a reduction in capital expenditures and an increase in proceeds from the sale of assets of
$21.0 million. Net cash provided in financing activities was $0.2 million for the six months ended June 30, 2001 compared to $30.3 million during the same period last year, primarily through borrowings under the Company's senior credit agreement.

         The following could negatively impact the Company's short-term and/or long-term liquidity.

1. A material rise in the price or a material decrease in the availability of oil could adversely affect operating results. The cost of asphalt is correlated to the price of oil. Any increase in the price of oil might result in the
Company's customers using less asphalt. A material increase in the price of oil could also lead to higher gasoline costs, which could increase the Company's operating costs. These increases may not be accepted by customers in the form of higher prices and thereby negatively impact liquidity of the Company.

2. The Company markets its aggregates products to customers in a variety of industries, including public infrastructure, commercial and residential construction; asphaltic concrete, ready-mix concrete, concrete blocks and concrete pipes; and railroads. A substantial amount of aggregate products is used in publicly funded projects. A decrease or delay in government funding of highway construction and maintenance or other infrastructure projects could reduce sales and profits and negatively impact liquidity of the Company.

3. Certain of the Company's operations may from time to time involve the use of substances that are classified as toxic or hazardous substances within the meaning of relevant laws and regulations. Risk of environmental liability is inherent in the operation of the Company's business. As a result, it is possible that environmental liabilities will have a material adverse effect on the
Company in the future and thereby negatively impact liquidity of the Company

4. The Company's business is seasonal with peak revenue and profits occurring primarily in the months of April through November. Bad weather conditions during this period could adversely affect operating income and

                                      A-13

cash flow and could therefore have a disproportionate impact on the Company's results for the full year. Quarterly results have varied significantly in the past and are likely to vary significantly from quarter to quarter in the future.

5. A majority of the Company's revenues are from customers who are in industries and businesses that are cyclical in nature and subject to changes in general economic conditions. In addition, since operations occur in a variety of local geographic markets, the Company's business is subject to the economic conditions in each such geographic market. General economic downturns or localized downturns in the regions where the Company has operations, including any downturns in the construction industry, could have a material adverse effect on the Company's business, financial condition and results of operations.

6. The Company's operations are subject to and affected by federal, state and local laws and regulations including such matters as land usage, street and highway usage, noise level and health, safety and environmental matters. In many instances, various permits are required. Although management believes that the
Company is in compliance with regulatory requirements, there can be no assurance that the Company will not incur material costs or liabilities in connection with regulatory requirements.

         Results of the Company's operations have declined over the last several quarters, which has negatively impacted the Company's liquidity. As more fully described herein, the ability of the Company to maintain sufficient short-term liquidity is dependent upon the Company's ability to obtain additional loans from its senior secured lenders, consummate the sale of the southeastern operations and negotiate a satisfactory arrangement with its current senior secured lenders on sharing proceeds from such sale. In the longer term, as more fully discussed below, the Company's ability to maintain sufficient liquidity is dependent upon achieving and maintaining profitable operations, restructuring or refinancing its debt, selling additional non-strategic assets to reduce debt, conversion of debt to equity or raising additional equity. There is no assurance that the Company will be able to achieve any of the foregoing.

         In March 2001, the Company sold certain of its construction materials operations in Northern Utah to Oldcastle Materials, Inc. The proceeds were utilized to pay down debt and certain operating leases and provide the Company with additional liquidity. The revenues and total assets related to the sold properties represented approximately 14% and 6%, respectively, of the Company's
2000 consolidated totals. On April 2, 2001, the Company received $22.2 million of cash proceeds and applied $14.2 million to the pay-down of its senior credit facility. In addition, there are potential contingent proceeds in the amount of
$6.0 million, which the Company has not recorded that relate to the Company obtaining zoning/permits for certain property sold to Oldcastle by March 2003.
There is no assurance the Company will be able to obtain the necessary zoning/permits.

         In connection with the sale, the Company entered into a long-term, royalty bearing lease of a quarry to Oldcastle. The lease term is for a 40-year period and requires Oldcastle to pay a minimum annual royalty of $0.1 million.
Royalty rates are $0.05 per ton of aggregate during the first two years of the agreement, $0.10 per ton for the third through the fifth years and $0.25 per ton thereafter. The carrying value of the assets leased to Oldcastle as of June 30,
2001 was approximately $47.6 million.

         On April 18, 2001, the Company entered into a Sixth Amendment to its
Credit Agreement with its senior secured lenders which waived all existing covenant defaults, adjusted future financial covenants, deferred certain principal payments until March 31, 2002, modified the debt repayment schedule, established a borrowing base on the revolving loan up to a maximum of $35 million, provided the Company with additional liquidity from the sale of certain assets, established monthly interest payment schedules and provided for increased interest rates to Alternate Base Rate plus 5.00% or Eurodollar Rate plus 6.00%, of which 2.00% is capitalized and added to principal for the period through March 31, 2002. The Sixth Amendment also provides for a fee of $1.25 million if the senior credit facility is not paid in full by March 31, 2002.
This fee is being accrued over a 12-month period.

         On April 18, 2001, the Company also entered into an amendment with its subordinated note holder to waive existing covenant defaults and to accept deferral of interest payments through May 22, 2002 in exchange for a 2.00%
increase in interest rates, a deferred fee of $0.9 million and warrants for
671,582 shares with a nominal exercise price.

         In connection with the amendments of the senior secured credit facility and the subordinated notes, an agreement was entered into with GTCR Fund IV, the
Company's majority shareholder, to loan the Company $2 million of junior subordinated debt at an interest rate of 18.00%. The junior subordinated debt does not mature until 120 days after senior secured facilities and subordinated notes are paid in full. GTCR Fund IV will receive a

                                      A-14

deferred fee of $0.45 million and received warrants for 435,469 shares with a nominal exercise price in exchange for its agreement to provide the Company with the junior subordinated debt. This loan was funded on April 30, 2001.

         On May 30, 2001, the Company entered into a Seventh Amendment to its
Credit Agreement with its existing senior secured lenders to provide $6.0 million of additional liquidity to the Company. The Company borrowed the $6.0 million available under the agreement during the quarter ended June 30, 2001.
This agreement was subsequently supplemented and currently provides for an interest rate of Alternate Base Rate plus 7.00%, a fee of $1.15 million is payable upon the earlier of September 28, 2001 or the consummation of the sale of certain assets. An amendment fee of 25 basis points, or approximately $0.4 million is payable upon the earlier of September 30, 2001 (expiration of this short-term agreement) or the consummation of certain asset sales.

         The Company has significant repayment obligations under its senior credit facility and subordinated notes over the next 12 months. The Company's senior secured credit facility requires it to repay $6.0 million plus any borrowings under the Eighth Amendment, as described below, on the earlier of
September 30, 2001 or the consummation of the sale of the southeastern operations. In addition, the Company is obligated to pay fees to its senior secured lenders in the sum of $1.15 million and $0.4 million on the earlier of
September 28, 2001 and September 30, 2001, respectively, or the consummation of the sale of the southeastern operations. Under the senior credit facility, the
Company is also required to repay principal in the amount of $2.0 million, together with any capitalized interest, $6.0 million and $2.2 million payable on
March 31, 2002, April 15, 2002 and June 30, 2002, respectively. The Sixth
Amendment of the Company's senior secured credit facility also provides for a fee of $1.25 million if the senior secured credit facility is not paid in full by March 31, 2002. Capitalized interest estimated to be $7.9 million and a fee of $0.9 million are due and payable on April 18, 2002 to the Company's subordinated note holder. In addition, the Company will make principal payments of $5.2 million on its other debt over the next 12 months.

         In late July 2001 the Company repaid $0.5 million under its revolving credit agreement and subsequently issued its surety a $0.5 million letter of credit as collateral for the issuance of up to $5 million of surety bonds supporting the construction activities of its western operations.

         On July 11, 2001, the Company entered into a definitive agreement to sell its southeastern operations to Florida Rock Industries, Inc. (the "Buyer").
The sale is subject to approval by the Company's shareholders, which is assured as a result of a shareholders agreement between the Buyer and the majority shareholder of the Company, and the waiver or expiration of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which has occurred, as well as other customary closing conditions. The aggregate purchase price to be received by the Company on the closing will be equal to
$150 million plus or minus a working capital adjustment to be determined at closing, less approximately $30 million to cover certain liabilities assumed by
Buyer or the payment of such liabilities, and less $15 million to be placed in an escrow account to be released upon the receipt of certain third-party waivers. There is no assurance that such waivers will be obtained.

         The Company will recognize a taxable gain on the sale of these assets, which will result in corporate federal tax. However, the Company estimates that the gain will be largely offset by losses available to the Company.

         Following consummation of the sale of the southeastern operations, the
Company will continue to have a significant amount of debt. The Company estimates, subject to negotiations with the lenders under its senior secured credit facilities, that it will be able to repay at closing from proceeds received from the transaction approximately $79.2 million of the principal and interest owing under its senior secured credit facilities. Assuming repayment of
$79.2 million, as of June 30, 2001, the remaining principal and interest owing under the Company's senior credit facilities would total approximately $74.9 million. In addition, following the consummation of the transaction, assuming occurrence as of June 30, 2001, the Company would continue to owe $60.7 million consisting of principal and interest under its subordinated and other debt obligations, excluding obligations of the southeastern operations which will be repaid from proceeds of the sale. The Company's ability to continue to operate its remaining businesses is dependent upon the consummation of the southeastern sale transaction and upon reaching a satisfactory agreement with its lenders regarding the allocation between such lenders and the Company of the proceeds to be received upon consummation of the transaction. While there is no assurance, the Company believes that it will be able to negotiate such an agreement.

                                      A-15

         The remaining assets of the Company following consummation of the transaction will consist of aggregates production operations, ready-mix operations, concrete block operations, paving operations and asphalt production operations in the States of Arizona, California, Idaho, Nevada and Utah.

         The Company will continue to have significant debt and intends to evaluate various strategic options relating to the Company's continuing operations. Some of the options to be evaluated by the Company include reduction of the Company's debt by selling off non-strategic assets, complete sale of the
Company's assets, conversion of existing debt to equity and raising additional equity. However, there can be no assurance that such options will be available, or if available, on terms acceptable to the Company. The Company's ability to continue as a going concern following consummation of the transaction is dependent upon the refinancing or restructuring of its remaining debt. In addition, there is no assurance that the Company following consummation of the transaction will be able to achieve operations sufficiently profitable to service its remaining debt, nor is there assurance that the sale of the southeastern operations will be consummated.

         To the extent the Company is not able to consummate the sale of the southeastern operations or reach agreement on sharing of proceeds, the Company may need to obtain additional sources of financing. There can be no assurance that such financing will be available or, if available, on terms favorable to the Company. If the Company is unable to obtain such additional financing, there could be a material adverse effect on the Company's business, financial condition and results of operation. The Company's ability to continue as a going concern if the southeastern operations are not sold is dependent upon the refinancing or restructuring of its debt. In addition, there is no assurance that the Company will be able to achieve operations sufficiently profitable to service its debt.

         On August 14, 2001, the Company entered into an Eighth Amendment to its senior secured credit facility ("Credit Agreement") with its existing senior secured lenders pursuant to which the Company received waivers of non-compliance with certain financial and non-financial covenants under the senior secured credit facility. Prior to the amendment the Company was not in compliance with a financial covenant under the Sixth Amendment to its Credit Agreement that requires a minimum EBITDA (defined as net income before minority interests, interest expense, income tax expense, depreciation, depletion and amortization and non-cash restructuring charges incurred in connection with business closures and asset dispositions) of $5.5 million for the quarter ending June 30, 2001.
The actual EBITDA for this quarter was a loss of $28.0 million. The Company was also in default under the Seventh Amendment to its Credit Agreement in that it did not repay the principal and capitalized interest due on its Term C loan by
July 31, 2001. This Eighth Amendment also provides $3.0 million of additional liquidity to the Company at an interest rate of a base rate plus 7% and provides for a fee of $0.125 million. Such fee is deferred until the earlier of September
28, 2001 or the consummation of the sale of its southeastern operations. Amounts borrowed under the agreement are due on the earlier of September 30, 2001 or the consummation of the sale of the southeastern operations. The effectiveness of the Eighth Amendment is subject to certain conditions including receipt by the
Company of definitive documentation of a forbearance agreement referred to in the next paragraph. The Eighth Amendment became effective on September 5, 2001.
In addition, on August 14, 2001, the Company received waivers of non-compliance with certain substantially equivalent financial covenants under the subordinated notes.

         In September 2000 the Company's southeastern operations entered into three equipment acquisition agreement commitments with a financial institution, which provide for the financing of certain construction projects totaling approximately $13.7 million. As of June 30, 2001, the financial institution has funded approximately $11.7 million under such commitments. Upon completion, the projects are to be converted to either operating leases or capital leases, at the Company's option. Such amounts are included in the accompanying Condensed
Consolidated Balance Sheet as of June 30, 2001 as a current liability. Two of these projects provided for a completion date of May 31, 2001, which was not achieved and has resulted in an event of default under such agreements and cross defaults under certain of the Company's other debt agreements. The Company had requested waivers of the defaults under such agreements as well as extensions of time periods necessary to complete such projects. The financial institution has agreed in principal to enter into a forbearance agreement, subject to definitive documentation, with the Company which would waive all defaults under such agreements and provide an extension of the completion dates of such projects to
September 30, 2001, provided that amounts funded under such agreements as well as other amounts outstanding under either operating or capital leases with the
Company's southeastern operations are paid off upon the sale of the Company's southeastern operations. The Company signed the final documentation for that forbearance agreement on August 23, 2001 and it became effective on September 4,
2001.

                                      A-16

RESULTS OF OPERATIONS

SECOND QUARTER ENDED JUNE 30, 2001 COMPARED TO RESTATED SECOND QUARTER ENDED
JUNE 30, 2000

         Net sales for the three-month period ended June 30, 2001 decreased approximately 27.9% to $60.1 million, compared to $83.4 million for the same period in 2000. Sales in 2000 included sales from the Company's Alabama concrete operations sold under two separate transactions in April and December of 2000;
sales from Eastern Idaho operations, which were closed and the properties and certain equipment subsequently sold in the first quarter of 2001; sales from the
Company's asphalt and construction operations in Nevada which were closed in
November 2000; and sales from certain construction materials operations in
Northern Utah sold in March 2001. Excluding sales from operations that were sold or closed in 2000 and the first quarter of 2001, the Company's sales decreased slightly (1%) in the second quarter with an increase in sales in the Company's southeastern operations of $2.8 million (16%), offset by a decline in sales at the Company's western operations of $3.3 million (7%). Excluding sold or closed operations, sales for the quarter ended June 30, 2001 were approximately $60.1 million as compared to $60.6 million for the same period in 2000. Excluding the effect of sold or closed operations, aggregate sales increased $3.4 million or
21%. This change was due to an increase in aggregate tons sold and, to a lesser extent, an increase in average prices. Asphalt, paving and construction sales, excluding the effect of sold or closed operations, in the second quarter of 2001 decreased $1.9 million or 8% over the same period of 2000 due to a decrease in construction projects and third party asphalt sales; and ready mix concrete sales decreased $1.9 million or 12% due primarily to an approximate 14% decrease in ready mix cubic yards sold. In addition, there were slight reductions in transportation and other sales.

         For the three month period ended June 30, 2001, the Company reported a negative gross profit of approximately $1.6 million or 2.7% of net sales, compared to a gross profit of $21.4 million or 25.6% of net sales, for the same period in 2000. The decline in gross profit related primarily to the Company's western operations and to a lesser extent its southeastern operations.
Approximately $5.5 million of the decline in gross profit resulted from operations existing at March 31, 2000 that were subsequently sold or closed prior to the second quarter of 2001. In the second quarter of 2001, as a result of tight cash flows, higher costs, weakened demand for certain products and poor performance of the Company's western operations and to a lesser extent its southeastern operations, management began a comprehensive review of the
Company's operations (primarily aggregate pits) or businesses for possible closure (either permanent or temporary) or reorganization. Other businesses or sites are being considered for sale. The process is on going, but to date certain aggregate pits have been shutdown, or operations have been, or will be, curtailed or suspended at certain sites. In addition, the transportation business has been closed. Capital expenditures have been dramatically curtailed, certain fixed assets have been sold and fixed assets which will no longer be used in the business or could not be identified or have been damaged or destroyed, have been written down to their realizable value or written-off.
Goodwill or quarry development costs, which were associated with closed business or aggregate pits, were also written-off. At some of the closed locations, adjustments to deferred royalties were required, expense accruals for future advance minimum royalties due were recorded and related stripping costs have been written-off. Inventory at these sites, or at continuing sites, which will not be sold, is in excess of foreseeable demand or has a carrying value in excess of the market value has been written-off or reserved, as appropriate.
These charges total approximately $17.0 million in the second quarter of 2001 of which $12.9 million is included in cost of products sold, $2.6 million is included in depreciation, depletion and amortization expense and $1.5 million is included in loss on disposal of assets in the accompanying Condensed
Consolidated Statement of Operations. It is possible that additional write-offs may be required as management completes its review of all operations and conducts a full physical count of all fixed assets in the second half of 2001.
In addition to these charges, gross profit for the quarter ended June 30, 2001 were lower than prior year due to increases in certain costs such as energy, fuel, freight and repairs and maintenance. Also, as a result of significantly curtailed capital expenditures, costs charged to operations at the quarries are higher in 2001 versus prior year.

         Selling, general and administrative expenses increased to approximately
$9.7 million for the three-month period ended June 30, 2001 from approximately
$7.8 million for the same period in 2000, an increase of $1.9 million, or 24.6%.
This increase was due primarily to increased legal fees, professional service fees and employee related costs in addition to an increase in the allowance for doubtful accounts to reflect management's estimates of the changes in the status of the collectability of specific accounts. These increases were partially offset by reductions in selling, general and administrative costs at closed or sold operations.

         Depreciation, depletion and amortization expenses increased approximately $2.6 million or 63.2%, to $6.7 million for the three-month period ended June 30, 2001 from $4.1 million for the same period in 2000. This

                                      A-17

increase was primarily due to charges of approximately $2.6 million related to the write-off of goodwill in connection with a closed transportation business and quarry development costs associated with closed aggregate pits. This increase was partially offset by lower depreciation, depletion and amortization expenses recorded during the three-month period ended June 30, 2001 due to a net decrease in total assets as a result of asset sales.

         The Company recorded a loss on disposal of assets of approximately $1.5 million in the second quarter of 2001. This loss related primarily to the sale of assets from the Company's western operations with a net book value of approximately $2.3 million. The Company netted proceeds of approximately $0.8 million in the transaction.

         During the second quarter of 2001, the Company recorded restructuring costs of approximately $0.5 million, representing expected severance and relocation costs related to the upcoming move of the Company's corporate office from San Mateo, California to Draper, Utah.

         During the second quarter of 2001, the Company made a decision to sell its southeastern operations. As a result, an evaluation for impairment of long-lived assets was performed. Based upon this analysis, the Company determined that the fair market value of these long-lived assets was less than the carrying value. Accordingly, during the second quarter of 2001, the Company adjusted the carrying value of these assets to their estimated fair value (less estimated costs of sale) resulting in a non-cash impairment charge of approximately $14.8 million. The fair market value excludes $15.0 million of potential proceeds to be placed in an escrow account as more fully described above.

         Net interest and financing expenses increased $2.8 million to $7.4 million in 2001 from $4.6 million in 2000. This increase was primarily due to higher debt levels and an increase in interest rates and financing costs associated with amendments to the Company's senior credit facility and a lower level of capitalized interest in 2001 due to a reduced level of capital projects.

         Other expenses increased to $1.0 million for the three-month period ended June 30, 2001 from $0.03 million for the same period in 2000. This increase was primarily due to charges of approximately $1.0 million for the write-off of deferred finance charges relating to a reduction in the borrowing capacity under the Company's revolving loan resulting from the Sixth Amendment to its Credit Agreement (in addition to the extraordinary charge described below) and other deferred fees related to operations that have been closed or sold.

         In connection with the various refinancings of the Company's debt, fees and costs of $2.7 million, some of which were previously capitalized, net of a tax benefit of $1.5 million, were recorded as an Extraordinary Item - Loss on
Extinguishment of Debt in the second quarter of 2001.

         Net loss for the second quarter of 2001 was $31.3 million, or $2.10 per share, compared with net income of $3.1 million, or $0.21 per share, for the same quarter of 2000.

         The effective tax rates for the quarters ended June 30, 2001 and June
30, 2000 were approximately 34% and 35%, respectively.

SIX MONTHS ENDED JUNE 30, 2001 COMPARED TO RESTATED SIX MONTHS ENDED
JUNE 30, 2000

         Net sales for the first half of 2001 decreased by 24.7% to $103.9 million compared to $138.0 million for the first half of 2000. Sales in 2000 included sales from the Company's Alabama concrete operations sold under two separate transactions in April and December of 2000; sales from Eastern Idaho operations, which were closed and the properties and certain equipment subsequently sold in the first quarter of 2001; sales from the Company's asphalt and construction operations in Nevada that were closed in November 2000; and
sales from certain construction materials operations in Northern Utah sold in
March 2001. Excluding sales from operations that were sold or closed in 2000 and the first half of 2001, the Company's sales increased approximately $4.7 million or 4.7% for the six-month period ended June 30, 2001 over the same period in
2000. The Company's southeastern operations recorded a net sales increase of
$4.4 million (14%), and its western operations recorded a slight increase in net sales of $0.3 million. Excluding sold or closed operations, sales for the six-month period ended June 30, 2001 were approximately $103.9 million as compared to $99.2 million for the same period in 2000. Excluding the effect of sold or closed operations, aggregate sales increased $5.1 million or 17%. This change was due to an increase in aggregate tons sold and to a lesser extent an increase in average prices. Asphalt, paving and construction sales, excluding the effect of sold or closed operations, in the second half of 2001 decreased
$0.9 million, or 3%, over the same period of 2000 primarily due to a decrease in third party asphalt sales; and ready-mix sales increased $1.7

                                      A-18

million or 6% primarily due to an approximate 4% increase in prices and a slight increase in cubic yards sold. Transportation and other sales were slightly reduced from 2000 levels.

         For the six month period ended June 30, 2001, the Company reported a gross profit of approximately $1.4 million or 1.3% of net sales, compared to a gross profit of $30.6 million or 22.2% of net sales, for the same period in
2000. The decline in gross profit related primarily to the Company's western operations and to a lesser extent its southeastern operations. Approximately
$6.1 million of the decline in gross profit resulted from operations existing at
January 1, 2000 that were subsequently sold or closed prior to the second quarter of 2001. In the second quarter of 2001, as a result of tight cash flows, higher costs, weakened demand for certain products and poor performance of the
Company's western operations and to a lesser extent its southeastern operations, management began a comprehensive review of the Company's operations (primarily aggregate pits) or businesses for possible closure (either permanent or temporary) or reorganization. Other businesses or sites are being considered for sale. The process is on going, but to date certain aggregate pits have been shutdown, or operations have been, or will be, curtailed or suspended at certain sites. In addition, the transportation business has been closed. Capital expenditures have been dramatically curtailed, certain fixed assets have been sold and fixed assets which will no longer be used in the business or could not be identified or have been damaged or destroyed, have been written down to their realizable value or written-off. Goodwill or quarry development costs, which were associated with closed business or aggregate pits, were also written-off.
At some of the closed locations, adjustments to deferred royalties were required, expense accruals for future advance minimum royalties due were recorded and related stripping costs have been written-off. Inventory at these sites, or at continuing sites, which will not be sold, is in excess of foreseeable demand or has a carrying value in excess of the market value has been written-off or reserved, as appropriate. These charges total approximately
$17.0 million in the second quarter of 2001 of which $12.9 million is included in cost of products sold, $2.6 million is included in depreciation, depletion and amortization expense and $1.5 million is included in loss on disposal of assets in the accompanying Condensed Consolidated Statement of Operations. It is
possible that additional write-offs may be required as management completes its review of all operations and conducts a full physical count of all fixed assets in the second half of 2001. In addition to these charges, gross profit for the six months ended June 30, 2001 were lower than prior year due to increases in certain costs such as energy, fuel, freight and repairs and maintenance. Also, as a result of significantly curtailed capital expenditures, costs charged to operations at the quarries are higher in 2001 versus prior year.

         Selling, general and administrative expenses were $17.7 million for the first half of 2001 versus $16.8 million in 2000, an increase of $0.9 million or
5.7%. This increase was due to increased legal fees, professional service fees and employee related costs in addition to an increase in the allowance for doubtful accounts to reflect management's estimates of the changes in the status of the collectability of specific accounts. These increases were partially offset by reductions in selling, general and administrative costs at closed or sold operations.

         Depreciation, depletion and amortization expenses increased approximately $3.0 million or 37.0% to $11.1 million for the first half of 2001 from $8.1 million for the same period of 2000. This change was primarily due to charges of approximately $2.6 million related to the write-off of goodwill in connection with a closed transportation business and quarry development costs associated with closed aggregate pits; and depreciation, depletion and amortization expenses recorded in the first six months of 2001 for 2000 capital expenditures. This increase was partially offset by lower depreciation, depletion and amortization expenses recorded during the period due to a decrease in total assets as a result of asset sales.

         The Company recorded a loss on disposal of assets of approximately $1.5 million in the first half of 2001. This loss related primarily to the sale of assets from the Company's western operations with a net book value of approximately $2.3 million. The Company netted proceeds of approximately $0.8 million in the transaction.

         During the six-month period ended June 30, 2001, the Company recorded restructuring costs of approximately $1.7 million, representing the loss on the sale of one of the Company's operations in Idaho of $0.5 million; cash charges of $0.7 million for severance benefits to terminated employees and lease obligations relating to the closure of one of its corporate offices; and $0.5 million relating to severance and relocation costs for the upcoming move of the
Company's corporate office from San Mateo, California to Draper, Utah.

         During the second quarter of 2001, the Company made a decision to sell its southeastern operations. As a result, an evaluation for impairment of long-lived assets was performed. Based upon this analysis, the Company determined that the fair market value of these long-lived assets was less than the carrying value. Accordingly, during the second quarter of 2001, the Company adjusted the carrying value of these assets to their estimated fair value (less estimated costs of sale) resulting in a non-cash impairment charge of approximately $14.8 million. The

                                      A-19

fair market value excludes $15.0 million of potential proceeds to be placed in an escrow account as more fully described above.

         Net interest and financing expenses increased $6.5 million to $15.2 million in 2001 from $8.7 million in 2000. This increase was primarily due to higher debt levels and an increase in interest rates and financing costs associated with amendments to the Company's senior credit facility and a lower level of capitalized interest in 2001 due to a reduced level of capital projects.

         Other expenses increased to approximately $1.1 million for the six-month period ended June 30, 2001 from approximately $0.03 million for the same period in 2000. This increase was primarily due to charges of approximately
$1.0 million for the write-off of deferred finance charges relating to a reduction in the borrowing capacity under the Company's revolving loan resulting from the Sixth Amendment to its Credit Agreement (in addition to the extraordinary charge described below) and other deferred fees related to operations that have been closed or sold.

         In connection with the various refinancings of the Company's debt, fees and costs of $2.7 million, some of which were previously capitalized, net of a tax benefit of $1.5 million, were recorded as an Extraordinary Item - Loss on
Extinguishment of Debt in the second quarter of 2001.

         Net loss for the six-month period ended June 30, 2001 was $43.4 million, or $2.91 per share, compared with a net loss of $2.0 million, or $0.13 per share, for the same period of 2000.

         The effective tax rates for the six-month periods ended June 30, 2001 and June 30, 2000 were approximately 34% and 35%, respectively.

FORWARD LOOKING STATEMENTS

         Certain matters discussed in this report contain forward-looking statements and information based on management's belief as well as assumptions made by and information currently available to management. Such statements are subject to risks, uncertainties and assumptions including, among other matters, future growth in the construction industry, sale of assets, satisfactory agreements with lenders to fund its liquidity needs and general risks related to the markets in which U.S. Aggregates, Inc. operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those projected. Additional information regarding these risk factors and other uncertainties may be found in the
Company's filings with the Securities and Exchange Commission.

                                      A-20

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
U.S. AGGREGATES, INC.:

         We have audited the accompanying consolidated balance sheets of U.S.
Aggregates, Inc. (a Delaware corporation) and Subsidiaries (the Company) as of
December 31, 2000 and 1999, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of U.S.
Aggregates, Inc. and Subsidiaries as of December 31, 2000 and 1999, and the
results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

         As discussed in Note 19 and subsequent to April 18, 2001, the date of our original report with respect to the matters discussed in Note 9, the Company has experienced significant operating losses and negative cash flows and has been required to enter into amendments to modify certain financial covenants under its current debt facilities. The Company is in process of selling its southeastern operations. However, if the sale transaction is not consummated or the net proceeds available to the Company fall short of expectations, the
Company will need to obtain additional financing. These factors, among others, as described in Note 19, create a substantial doubt about the Company's ability to continue as a going concern and an uncertainty as to the recoverability and classification of recorded asset amounts and the amounts and classification of liabilities. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/ Arthur Andersen LLP

San Francisco, California
March 21, 2001
(except with respect to the matters discussed in Note 9
as to which the date is April 18, 2001 and except with
respect to the matters discussed in Note 19 as to which
the date is September 5, 2001)

                                      A-21

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                 DECEMBER 31,      DECEMBER 31,
                                                                                    2000               1999
                                                                                 ----------        -----------

                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                        $   5,021          $   4,478
  Trade accounts receivable, net of allowance for doubtful accounts
    of $2,238 and $1,273, respectively                                                34,860             52,294
  Notes and other receivables                                                            928              2,022
  Inventories, net                                                                    29,795             28,041
  Net assets held for sale                                                            23,880                 --
  Prepaid expenses and other current assets                                            6,429              5,780
                                                                                   ---------          ---------
     Total current assets                                                            100,913             92,615
PROPERTY, PLANT AND EQUIPMENT, net                                                   292,066            292,910
INTANGIBLE ASSETS, net                                                                18,823             22,308
OTHER ASSETS                                                                          15,404              7,095
                                                                                   ---------          ---------
     Total assets                                                                  $ 427,206          $ 414,928
                                                                                   =========          =========
                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Trade accounts payable                                                           $  29,991          $  35,631
  Accrued payroll                                                                      2,252              2,743
  Other accrued liabilities                                                            9,765              8,033
  Income tax payable                                                                      --                886
  Current portion of long-term debt                                                   22,842              9,298
                                                                                   ---------          ---------
    Total current liabilities                                                         64,850             56,591
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion                 190,673            160,312
DEFERRED INCOME TAXES, net                                                            47,377             55,404
OTHER                                                                                    330                 96
                                                                                   ---------          ---------
    Total liabilities                                                                303,230            272,403
                                                                                   ---------          ---------
MINORITY INTEREST, net                                                                    11                 12
                                                                                   ---------          ---------
COMMITMENTS AND CONTINGENCIES (Note 4,5, and 15)

SHAREHOLDERS' EQUITY:
  Common stock, $.01 par value, 100,000,000 shares authorized,
    14,908,222 shares outstanding, including 7,629 shares of treasury stock              149                149
  Additional paid-in capital                                                         123,648            123,648
  Notes receivable from sale of stock                                                 (1,243)            (1,195)
  Treasury stock, at cost                                                                 (2)                (2)
  Retained earnings                                                                    1,413             19,913
                                                                                   ---------          ---------
    Total shareholders' equity                                                       123,965            142,513
                                                                                   ---------          ---------
    Total liabilities, minority interest and shareholders' equity                  $ 427,206          $ 414,928
                                                                                   =========          =========

        The accompanying notes are an integral part of these statements.

                                      A-22

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                 -----------------------------------------------
                                                                                    2000               1999              1998
                                                                                 ------------      -------------    ------------

NET SALES                                                                        $    291,689       $    308,592    $    237,333
COST OF PRODUCTS SOLD                                                                 235,374            224,088         176,814
                                                                                 ------------       ------------    ------------
  Gross profit                                                                         56,315             84,504          60,519
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                           35,825             32,035          25,001
DEPRECIATION, DEPLETION AND AMORTIZATION                                               16,816             12,851          11,098
(GA1N) ON DISPOSAL OF ASSETS                                                           (2,021)                --              --
RESTRUCTURING COSTS                                                                     2,199                 --              --
ASSET IMPAlRMENT CHARGE                                                                 8,447                 --              --
                                                                                 ------------       ------------    ------------
     Income (loss) from operations                                                     (4,951)            39,618          24,420

OTHER INCOME (EXPENSES):
  Interest, net                                                                       (19,964)           (16,042)        (14,351)
  Other, net                                                                             (984)              (307)         (1,104)
                                                                                 ------------       ------------    ------------
    Income (loss) before income taxes,
      minority interest and extraordinary item                                        (25,899)            23,269           8,965

BENEFIT FROM (PROVISION FOR) INCOME TAXES                                               9,065             (8,499)         (3,748)
                                                                                 ------------       ------------    ------------
    Income (loss) before minority interest and
     extraordinary item                                                               (16,834)            14,770           5,217

MINORITY INTEREST                                                                           1               (573)           (385)
                                                                                 ------------       ------------    ------------
     Income (loss) before extraordinary item                                          (16,833)            14,197           4,832

EXTRAORDINARY ITEM: Loss on extinguishment of debt,
       less applicable income tax benefit of $175, $161 and $212                         (326)              (264)           (338)
                                                                                 ------------       ------------    ------------
    Net income (loss)                                                            $    (17,159)      $     13,933    $      4,494
                                                                                 ============       ============    ============
  Income (loss) per common share--basic
   Income (loss) before extraordinary item available for
     common shareholders                                                         $      (1.13)      $       1.20    $       0.12
   Extraordinaty item, net of tax                                                       (0.02)             (0.03)          (0.06)
                                                                                 ------------       ------------    ------------
   Net income (loss) available for common shareholders                           $      (1.15)      $       1.17    $       0.06
                                                                                 ============       ============    ============
   Weighted average common shares outstanding                                      14,900,593          9,522,156       6,136,630

Income (loss) per common share--diluted
   Income (loss) before extraordinary item available for
     common shareholders                                                         $      (1.13)      $       1.16    $       0.11
   Extraordinary item, net of tax                                                       (0.02)             (0.03)          (0.06)
                                                                                 ------------       ------------    ------------
   Net income (loss) available for common shareholders                           $      (1.15)      $       1.13    $       0.05
                                                                                 ============       ============    =============
   Weighted average common shares outstanding                                      14,900,593          9,799,817       6,382,094

        The accompanying notes are an integral part of these statements.

                                      A-23

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SRAREHOLDERS'EQUITY
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                 TREASURY STOCK
                                                                     NOTES      ----------------
                                 COMMON STOCK        ADDITIONAL   RECEIVABLE    SHARES                            TOTAL
                             -----------------------  PAID-IN     FROM SALE     HELD IN            RETAINED    SHAREHOLDERS'
                               SHARES       AMOUNT    CAPITAL      OF STOCK     TREASURY  AMOUNT   EARNINGS       EQUITY
                             -----------  ---------- ----------   -----------  ---------  ------- ----------  -------------

BALANCE AT
   DECEMBER 31, 1997           6,144,250  $    61    $    2,587     $    (593)     7,629  $   (2) $  8,844      $   10,897
   Notes receivable, net of
      payments                        --       --            --           (47)        --      --        --             (47)
   Issuance of stock warrants         --       --           300            --         --      --        --             300
   Accretion of mandatory
      redeemable preferred
       stock dividend                 --       --            --            --         --      --    (4,097)         (4,097)
    Net income                        --       --            --            --         --      --     4,494           4,494
                              ----------  -------     ---------    ----------   --------  ------   -------      ----------
BALANCE AT
  DECEMBER 31, 1998            6,144,250       61         2,887          (640)     7,629      (2)    9,241          11,547
   Notes receivable, net of
       payments                       --       --            --           (62)        --      --        --             (62)
   Conversion of minority
       interest to equity        649,363        6         8,760          (493)        --      --        --           8,273
   Issuance of common stock    5,000,000       50        65,656            --         --      --        --          65,706
   Exercise of warrants           22,800        1            (1)           --         --      --        --              --
   Accretion of mandatory
       redeemable preferred
         stock dividend               --       --            --            --         --      --    (2,814)         (2,814)
   Conversion of preferred shares
     and accreted dividends to
       common shares            3,091,809      31        46,346            --         --      --        --          46,377
   Net income                         --       --            --            --         --      --    13,933          13,933

   Cash dividends declared            --       --            --            --         --      --      (447)           (447)
                              ----------  -------    ----------     ----------  --------  ------  --------      ----------
BALANCE AT
   DECEMBER 31, 1999          14,908,222      149       123,648        (1,195)     7,629      (2)   19,913         142,513
   Notes receivable, net of
     payments                         --       --            --           (48)        --      --        --             (48)
Net loss                              --       --            --            --         --      --   (17,159)        (17,159)
Cash dividends declared               --       --            --            --         --      --    (1,341)         (1,341)
                              ----------  -------    ----------     ---------   --------  ------  --------      ----------
BALANCE AT
  DECEMBER 31, 2000           14,908,222  $   149    $  123,648        (1,243)     7,629  $   (2) $  1,413      $  123,965
                              ==========  =======    ==========     =========   ========  ======  ========      ==========

        The accompanying notes are an integral part of these statements.

                                      A-24

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                   ------------------------------------
                                                                                       2000        1999       1998
                                                                                   ---------    ----------   ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Income (loss) before extraordinary item                                             (16,833)  $   14,197    $   4,832
  Adjustments to reconcile income (loss) before extraordinary item to net cash provided by operating activities:
      Depreciation, depletion and amortization                                         16,816       12,851       11,098
      Restructuring charges, net of cash paid                                           1,272         --             --
      Asset impairment charges                                                          8,447         --             --
      Provision for doubtful accounts, net                                                965          109          (49)
      Deferred income taxes                                                            (8,027)       7,117        3,226
      Loss (gain) on disposal of fixed assets and real estate                             660         (171)         330
      Minority interest                                                                    (1)         573          775
      Extraordinary item                                                                 (326)        (264)        (338)
      Change in operating assets and liabilities:
        Trade accounts, notes and other receivables                                    17,610       (9,096)     (13,018)
        Inventories                                                                    (1,754)      (3,665)      (8,280)
        Prepaid expenses and other                                                    (11,412)      (5,919)       2,890
        Trade accounts payable and accrued liabilities                                 (3,955)      11,341          347
        Income taxes payable                                                             (886)          (4)         916
        Other                                                                             234          (96)         454
                                                                                   ----------   ----------   ----------
          Net cash provided by operating activities                                     2,810       26,973        3,183
                                                                                   ----------   ----------   ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property, plant and equipment                                          (40,889)     (63,097)     (27,330)
  Acquisition of subsidiaries, net of cash acquired                                      --           (325)     (83,884)
  Proceeds from sale of property, plant & equipment                                    14,501        3,455       10,360
                                                                                   ----------   ----------   ----------
       Net cash used in investing activities                                          (26,388)     (59,967)    (100,854)
                                                                                   ----------   ----------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on long-term debt                                                (69,891)    (101,281)     (85,990)
  New borrowings                                                                       98,100       70,198      185,731
  Proceeds from sale of stock, net                                                         --       65,706           --
  Dividends paid                                                                       (1,788)          --           --
  Debt issuance cost                                                                   (2,300)          --          300
                                                                                   ----------   ----------   ----------
       Net cash provided by financing activities                                       24,121       34,623      100,041
                                                                                   ----------   ----------   ----------
NET INCREASE IN CASH                                                                      543        1,629        2,370
CASH AND CASH EQUIVALENTS, beginning of period                                          4,478        2,849          479
                                                                                   ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, end of period                                           $    5,021   $    4,478   $    2,849
                                                                                   ==========   ==========   ==========
DISCLOSURE OF SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest                                                                       $   20,741    $  15,684    $  13,364
    Taxes                                                                                  (5)         600          131
NONCASH TRANSACTIONS:
  Value assigned to warrants                                                               --           --          300
  Accretion of preferred stock dividend                                                    --        2,814        4,097
  Conversion of minority interest to equity                                                --        8,273           --
  Conversion of preferred shares and accreted dividends to common shares                   --       46,377           --
  Dividends declared but not paid                                                          --          447           --
  Addition of capital lease obligations                                                15,645           --           --

        The accompanying notes are an integral part of these statements.

                                      A-25

                     U.S. AGGREGATES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  BUSINESS

         U.S. Aggregates, Inc. (a Delaware corporation, hereinafter referred to as "USAI" or "the Company") was incorporated in 1994. USAI is a leading producer of aggregates, primarily crushed stone, sand and gravel and associated aggregate-based materials and services. Its products are used primarily for the construction and maintenance of highways and other infrastructure projects and for commercial and residential construction, in nine states. The Company operates through two wholly owned subsidiaries: SRM Holdings Corp. (SRMHC) and
Western Aggregates Holding Corp. (WAHC). The current capital structure of USAI includes common stock with voting rights.

         The Company conducts its operations through one reportable segment: the quarrying and distribution of aggregate products. The Company operates in nine states which have been aggregated for segment reporting purposes.

RISK FACTORS RELATING TO THE COMPANY'S BUSINESS AND INDUSTRY

         The Company's business is seasonal, with peak revenue and profits occurring primarily in the months of April through November. Bad weather conditions during this period could and did adversely affect operating income and cash flow and had a disproportionate impact on the Company's results for the full year. Quarterly results have varied significantly in the past and are likely to vary significantly from quarter to quarter in the future.

         A majority of the Company's revenues are from customers who are in industries and businesses that are cyclical in nature and subject to changes in general economic conditions. In addition, since operations occur in a variety of geographic markets, the Company's business is subject to the economic conditions in each geographic market. General economic downturns or localized downturns in the regions where the Company has operations, including any downturns in the construction industry, could and did have a material adverse effect on the
Company's business, financial condition and results of operations.

         The Company's operations are subject to and affected by federal, state and local laws and regulations including such matters as land usage, street and highway usage, noise levels and health, safety and environmental matters. In many instances, various permits are required. Although management believes that the Company is in compliance with regulatory requirements, there can be no assurance that the Company will not incur material costs or liabilities in connection with regulatory requirements.

         Certain of the Company's operations may from time to time involve the use of substances that are classified as toxic or hazardous within the meaning of certain federal, state or local laws and regulations. Risk of environmental liability is inherent in the operation of the Company's business. As a result, it is possible that environmental liabilities will have a material adverse effect on the Company in the future.

         The Company markets its aggregates products to customers in a variety of industries, including public infrastructure, commercial and residential construction contractors; producers of asphaltic concrete, ready-mix concrete, concrete blocks, and concrete pipes; and railroads. A substantial amount of the aggregates is used in publicly funded projects. A decrease or delay in government funding of highway construction and maintenance and other infrastructure projects could and did reduce sales and profits.

         A material rise in the price or a material decrease in the availability of oil could and did adversely affect operating results. The cost of asphalt is correlated to the price of oil. Any increase in the price of oil might result in the Company's customers using less asphalt. A material increase in the price of oil could also lead to higher gasoline costs which could increase the Company's operating costs. These increases may not be accepted by customers in the form of higher prices.

         The Company believes that its internally generated cash flow (including the sales of assets) and access to existing credit facilities are sufficient to meet liquidity requirements necessary to fund operations, capital requirements and debt service. To the extent these sources of liquidity are not available or fall short of expectations, the Company may need to obtain additional sources of financing. There can be no assurance that such financing

                                      A-26

will be available or, if available, on terms favorable to the Company. If the
Company is unable to obtain such additional financing, there could be a material adverse effect on the Company's business, financial condition and results of operation.

2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of USAI and its subsidiaries. All significant intercompany balances and transactions have been eliminated.

         One of the executives has a minority interest in Dekalb Stone, Inc., a corporation in which the Company is the majority shareholder.

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

         Cash and cash equivalents represent funds on deposit in non-interest and interest-bearing operating and/or highly liquid investment accounts, with original maturities of three months or less.

INVENTORIES

         Inventories are stated at the lower of average manufactured cost (which approximates the first-in, first-out method of accounting) or market. Average manufactured cost includes all direct labor and material costs and those indirect costs specifically related to aggregate production, including indirect labor, repairs, depreciation and depletion.

INCOME PER SHARE

         In accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 128, Earning Per Share, the Company
reports two separate income per share amounts, basic and diluted. Both were calculated by dividing net income by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share includes the impact of outstanding warrants and stock options, using the treasury stock method.

PROPERTY, PLANT, AND EQUIPMENT

         Property, plant and equipment are stated at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets, which are as follows:

                  Buildings                                          40 years
                  Plant and equipment                             10-30 years
                  Transportation and delivery equipment            4-15 years
                  Furniture and fixtures                           5-10 years

         Expenditures for development, renewals and betterments of developing quarries and gravel pits are capitalized and amortized on the units-of-production method over the estimated remaining recoverable reserves or over the remaining lives of the leases if the properties are leased. Depletion of acquired or leased mineral deposits is calculated on the units-of-production method over the estimated remaining recoverable reserves. Repairs and maintenance that do not improve or extend the lives of the assets are charged against operations or included in the inventory overhead pool in the year benefited. When properties are retired or otherwise disposed of, related costs

                                      A-27

and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in operations.

INTANGIBLES

         Goodwill is amortized on a straight-line basis over 40 years. Covenants not to compete are amortized on a straight-line basis over the life of the agreement. Deferred finance charges are amortized on a straight-line basis over the life of the related loan. As of December 31, 2000 and 1999, the accumulated amortization applicable to the intangible assets was $10,413 and $8,659, respectively.

ACCRUED SELF-INSURANCE OBLIGATIONS

         It is the policy of the Company to self-insure for employee health and prescription benefits. Provisions are made for estimated settlements, including incurred but not reported losses. The methods of making such estimates and establishing the resulting accrued liabilities are reviewed frequently, and any adjustments resulting there from are reflected in current earnings. Accrued liabilities for future claims are not discounted.

RECLASSIFICATIONS

         Certain prior-year amounts have been reclassified to conform with the current-year presentation.

ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS

         The Company accounts for long-lived assets pursuant to Statement of
Financial Accounting Standards ("SFAS") No. 121, Accounting for the Impairment
of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The Company
evaluates its plant and other long-term assets for impairment and assesses their recoverability based upon anticipated future cash flows. If facts and circumstances lead the Company's management to believe that the cost of one of its assets may be impaired, the Company will (a) evaluate the extent to which that cost is recoverable by comparing the future undiscounted cash flows estimated to be associated with that asset to the asset's carrying amount and
(b) write-down that carrying amount to market value or discounted cash flow value to the extent necessary. The Company's management has determined that certain assets held for sale were impaired at December 31, 2000 and have written down the carrying amount of such assets to market value as discussed in Note 4.

VALUATION ACCOUNTS

         Below is a summary of the changes in the Company's valuation accounts for 2000, 1999 and 1998:

                                                                   ADDITIONS
                                                   BEGINNING   -----------------                ENDING
                                                    BALANCE    ACQUIRED  PROVIDED  DEDUCTIONS   BALANCE
                                                    -------    -------   -------   --------    --------

         2000
            Allowance for doubtful accounts          $1,273       $ --    $1,754    $ (789)     $2,238
            Inventory valuation reserve                  16         --         8        --          24
         1999
            Allowance for doubtful accounts          $1,163       $ --    $  580    $ (470)     $1,273
            Inventory valuation reserve                 500         --        16      (500)         16
         1998
            Allowance for doubtful accounts          $  629       $583    $  409    $ (458)     $1,163
            Inventory valuation reserve                 291         --       500      (291)        500

         Deductions include all charges against reserves. These deductions were made in the normal course of business and only for the specific use for which the reserve was identified and intended.

RECLAMATION COSTS

         Quarry and pit reclamation costs are treated as normal ongoing costs and are expensed as incurred.

                                      A-28

ENVIRONMENTAL MATTERS

         Remediation costs are accrued based on estimates of known environmental remediation exposure. Ongoing environmental compliance costs, including maintenance and monitoring costs, are expensed as incurred. Any other environmental costs are recorded in the period which the amount can be reasonably estimated. Among the variables that management must assess in evaluating costs associated with environmental issues are the evolving regulatory standards. It is impossible to quantify the impact of all actions regarding environmental matters, particularly the extent and cost of future remediation and other compliance efforts. However, the Company currently has no known material liabilities in connection with expected remediation or other environmental-related costs.

INCOME TAXES

         USAI accounts for income taxes in accordance with Statement of
Financial Accounting Standards No. 109 (SFAS 109). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement and tax bases, as well as the effect of operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period of change.

REVENUE RECOGNITION

         Revenues are recognized at the time the related products are delivered or when title passes.

         Contract revenues and costs are recognized under the
percentage-of-completion method, measured by the percentage of costs incurred to date as a percentage of estimated total costs for each contract. Revisions in cost estimates during the course of a contract are reflected in the accounting period in which the change of costs becomes known. Provision for estimated losses on incomplete contracts is made in the period in which such losses become evident.

OFFERING COSTS

         Offering costs of $8,946 were incurred in connection with the Company's initial public offering. Such costs were treated as a reduction of the proceeds from the offering.

FINANCIAL INSTRUMENTS

         USAI's financial instruments consist of cash, short-term accounts receivable, accounts payable and debt for which current carrying amounts are equal to or approximate fair market value.

INTEREST RATE SWAP

         In June 1998, the Financial Accounting Standards Board (FASB) issued
Statement of Financial Accounting Standards No. 133, Accounting for Derivative
Instruments and Hedging Activities. In June 1999, the FASB issued SFAS No, 137,
Accounting for Derivatives and Hedging Activities - Deferral of the Effective
Date of SFAS No. 133. In June 2000, the FASB issued SFAS No, 138, Accounting for
Certain Derivatives and Certain Hedging Activities, an amendment of FASB
Statement No. 133. Statement 133, as amended, establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. The
Statement requires that changes in the derivative instrument's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative instrument's gains and losses to offset related results on the hedged item in the income statement, to the extent effective, and requires that a company must formally document, designate, and assess the effectiveness of transactions that receive hedge accounting. The Company has adopted Statement 133 effective January 1,
2001. The Company has applied Statement 133 to only those hybrid instruments that were issued, acquired, or substantively modified after December 31, 1998.
If statement 133 had been applied at December 31, 2000, the change in fair value would be immaterial.

                                      A-29

         The Company has variable rate borrowings tied to the LIBOR rate. To eliminate its exposure to changes in the LIBOR rate, The Company has entered into a swap contract. The Company is a party to an interest rate swap under which it exchanges, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional amount of $37 million. The interest rate swap contract has a two year term that ends on
December 29, 2002. The swap contract requires the Company's counterparty to pay it a floating rate of interest based on USD-LIBOR-BBA due quarterly beginning
March 29, 2001. In return, the Company will pay its counterparty a fixed rate of
6.11% interest due quarterly beginning March 29, 2001. The periodic payments under the swap are with the same frequency as payments required under the borrowing agreements. Under Statement 133 the Company will designate the contract as a cash flow hedge. The Company will account for changes in the fair value of its swap contract with all changes in fair value reported in other comprehensive income. Amounts in other comprehensive income will be reclassified into earnings for the ineffective portion of the gain or loss on the derivative instruments. If statement 133 had been applied at December 31, 2000, the change in fair value would be immaterial.

COSTS OF START-UP ACTIVITIES

         In April 1998, the American Institute of Certified Public Accountants
(the "AICPA") issued Statement of Position 98-5, Reporting on the Costs of
Start-Up Activities ("SOP 98-5"). Effective January 1, 1999, SOP 98-5 requires that all costs related to certain start-up activities, including organizational costs, be expensed as incurred. The cumulative effect of the adoption of SOP
98-5 reduced net earnings by $84, which has been recorded as an expense in the period ended December 31, 1999.

NEW ACCOUNTING PRONOUNCEMENTS

         In March 2000, the FASB issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB
Opinion No. 25" (FIN 44). FIN 44 clarifies the application of APB Opinion No.
25, and among other issues clarifies the following: the definition of an employee for purposes of applying APB Opinion No. 25; the criteria for determining whether a plan qualifies as a noncompensatory plan; the accounting consequence of various modifications to the terms of previously fixed stock options or awards; and the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain conclusions in FIN 44 cover specific events that occurred after either December
15, 1998 or January 12, 2000. The adoption of FIN 44 did not have a material impact on the Company's consolidated financial statements.

         The Emerging Issues Task Force issued No. 00-10, Accounting for
Shipping and Handing Fees and Costs ("EITF 00-10), which requires that amounts billed to customers related to shipping and handling be classified as revenue and that the related costs should be included in costs of goods sold. The
Company previously reported a portion or its shipping revenue as a reduction of shipping costs. The Company adopted EITF 00-10 in the fourth quarter of 2000 and has reflected the impact of this pronouncement in the financial statements for all periods presented herein. The Company reports freight and delivery charges as sales and the related cost of freight and delivery is reported as cost of products sold. Gross profit has not changed from amounts that have been reported prior to the adoption of EITF 00-10. The adoption of this resulted in addition sales and costs of products sold of $12,833 in 2000, $10,411 in 1999 and $8,595 in 1998.

3.  ACQUISITIONS

         On June 5, 1998, USAI, through WAHC, purchased all of the outstanding common stock of Monroc, Inc. (Monroc). Monroc's purchase price was approximately
$67,800 in cash plus costs and certain assumed liabilities. The acquisition has been accounted for under the purchase method of accounting. The amount by which the total cost exceeded the fair value of the tangible net assets acquired of
$1,135 was recognized as goodwill and is being amortized over 40 years.

         In addition, at various dates during 1998 and 1999 and 2000, USAI, through its subsidiaries, acquired assets and businesses of several small companies. The operating results of the acquired businesses are included in the accompanying financial statements from their respective dates of acquisition.

                                      A-30

         The following table reflects supplemental disclosure of noncash transactions related to these acquisitions for 1998:

   Fair value of assets acquired, including goodwill of $4,132    $  139,417
   Liabilities assumed                                               (55,533)
                                                                  ----------
   Cash paid for assets                                           $   83,884
                                                                  ==========

         The following unaudited selected pro forma financial data are presented as if the acquisitions (excluding Monroc's discontinued operations) had occurred on January 1, 1998. The pro forma financial information includes adjustments for amortization of goodwill and accrual of interest expense for the entire periods presented. The unaudited pro forma information presented below is not necessarily indicative of what results of operations actually would have been if the acquisition had occurred on the date indicated. Moreover, they are not necessarily indicative of future results.

                                                                  1998
                                                              -----------
                                                              (UNAUDITED)
  Net sales                                                   $  249,224
  Income before extraordinary items                                4,916
  Income before extraordinary items per share                 $     0.13

         Concurrent with the acquisition of Monroc, the Company decided to dispose of the Precast Division operations of Monroc. The Precast Division operations concentrated on the production of pre-fabricated concrete products using its site casts and molds, made to meet existing industry construction standards. The Company accounted for the acquisition and disposition of this division as required by purchase accounting and EITF 87-11, "Allocation of
Purchase Price to Assets to Be Sold". This included recording expected operational income as well as interest on the cost of carrying this division as an adjustment to the purchase price of Monroc. On December 31, 1998, the Company sold the Precast Division for $8,637. No gain or loss was recognized on this disposition. The results of operations from the Precast Division between the date of acquisition and sale of $1,409 net of tax, and the interest expense associated with the purchase of the Precast Division of $247 net of tax was considered in the purchase price allocation. There were no earnings received or losses funded by Monroc during the operational period.

         Also, concurrent with the acquisition of Monroc, the Company decided to dispose of a depleted sand and gravel deposit site and an unused ready-mix plant site. The sites were sold during 1998 for $6,945 and no gain or loss was recognized on these dispositions.

4.  ASSETS HELD FOR SALE AND ASSET IMPAIRMENT CHARGES

         During the fourth quarter of 2000, the Company made a decision to sell certain construction materials operations in Idaho and Utah. As a result, an evaluation for impairment of long-lived assets was performed. Based upon this analysis, the Company determined that the fair market value of these long-lived assets was less than the carrying value. Accordingly, during the fourth quarter of 2000, the Company adjusted the carrying value of these assets to their estimated fair value (less estimated costs of sale) resulting in a non-cash impairment charge of $8,447. These assets totaling $22,785 have been classified as Assets Held for Sale in the consolidated Balance Sheet at December 31, 2000, and were sold subsequent to year end. Assets held for sale also include $1,095 of assets described below in Note 5.

5.  RESTRUCTURING COSTS

         During the fourth quarter of 2000, the Company decided to restructure its business operations through a plan, which provided for the closure of an asphalt operation in Nevada, the disposition of certain operations in Idaho and the consolidation of facilities in Utah (the "Restructuring Plan"). The
Restructuring Plan also includes actions intended to achieve an overall reduction in corporate overhead.

         The Company recorded restructuring charges of $2,199, of which, $1,272 relates to non-cash charges for the closure or sale of facilities or operations.
Of the non-cash charge of $1,272, $1,132 related to the write down of the carrying value of property, plant and equipment, from $2,227 to $1,095, at the
Idaho Falls operation. The

                                      A-31

carrying value of these assets was adjusted to the anticipated sale price less the estimated costs of sale. The remaining non-cash charges of $140 relate to the write off of leasehold improvements due to the reduction in office space at the Company's corporate offices. The cash charges of $927 relate to site closure costs and severance benefits for the 69 terminated employees, who were terminated as of December 31, 2000. The amounts have been fully paid as of
December 31, 2000.

         In addition to the restructuring charges described above, the Company has recorded a non-cash charge of $2,250 related to the write-down of a portion of the inventory value at its asphalt operation in Nevada from $580 to $137, its
Pocatello and Blackfoot operations in Idaho from $1,939 to $1,497 and its aggregate sites in Spanish Fork and Provo, Utah from $1,710 to $345. This charge has been recorded in costs of products sold in the Consolidated Statement of
Operations.

         The Pocatello and Blackfoot operations in Idaho were sold in January
2001, the Idaho Falls, Idaho operation was sold in March 2001 and the asphalt plant and paving operation in Nevada was closed in November 2000. The Provo pit in Utah was abandoned in the fourth quarter of 2000 and the asphalt plant in
Spanish Fork, Utah was to be relocated to the Company's Ekins pit in Utah in
April 2001.

         The restructuring charges were determined based on formal plans approved by the Company's management using the information available at the time. Additional employee headcount reductions and additional restructuring charges are anticipated to occur in the first quarter of 2001.

6.  INVENTORIES

         Inventories consist of the following as of December 31:

                                          2000              1999
                                       --------           --------
           Finished products           $ 26,835           $ 24,624
           Raw materials                  1,892              2,341
           Supplies and parts               768                551
           Fuel                             324                541
           Less: Allowances                 (24)               (16)
                                       --------            -------
                                       $ 29,795           $ 28,041
                                       ========           ========

         Inventories are pledged as security under various debt agreements (see
Note 9).

7.  PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment consist of the following as of December
31:

                                                       2000                1999
                                                     -------             --------

            Land and improvements                   $ 65,977            $ 61,400
            Mineral deposits                          85,267              89,228
            Plan and equipment                       174,146             160,253
            Furniture and fixtures                     7,692               5,391
            Construction in progress                     819               9,056
                                                    --------            --------
                                                     333,901             325,328
            Less: Accumulated depreciation
                  and depletion                      (41,835)            (32,418)
                                                    --------            --------
                                                    $292,066            $292,910
                                                    ========            ========

         The Company capitalized interest costs of $837 in 2000 and $1,531 in
1999 with respect to qualifying construction projects.

         Property, plant and equipment are pledged as security for various debt agreements (see Note 9).

                                      A-32

8.  INTANGIBLES

         Intangibles consist of the following as of December 31:

                                               2000             1999
                                             -------           ------
                   Goodwill                   12,652           15,920
                   Non-Compete                   162              692
                   Deferred Finance Charge     6,009            5,696
                                            --------         --------
                                            $ 18,823         $ 22,308
                                            ========         ========

9.  LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS

         Long-term debt and capital lease obligations consists of the following as of December 31:

                                                                2000                     1999
                                                             ---------                ---------

Prudential Insurance subordinated notes, net of discount
  of $575 and $664, respectively                               $ 44,425               $ 44,336
Bank of America term loan A                                      30,900                 39,238
Bank of America term loan B                                      43,004                 46,404
Bank of America revolving loan                                   77,600                 30,000
Notes payable to former shareholders                              1,890                  4,001
Capital lease obligations                                        11,240                     --
Other                                                             4,456                  5,631
                                                               --------                -------
    Total long-term debt and capital lease obligations          213,515                169,610
Less: Current portion                                           (22,842)                (9,298)
                                                               --------                -------
Long-term debt and capital lease obligations, net of
      current portion                                          $190,673               $160,312
                                                               ========               ========

PRUDENTIAL INSURANCE COMPANY SUBORDINATED NOTES

         In November 1996 and June 1998, USAI issued $30 million and $15 million respectively in subordinated notes (Subordinated Notes) to the Prudential
Insurance Company of America (Prudential Insurance). Interest is due quarterly at a rate of 12.00 percent per annum. In addition both subordinated notes accrue interest at a rate of 2.00 percent per annum, which is not paid in cash until the maturity of these notes. Accrued interest due under this clause of the agreement, and included in other long-term liabilities on the Consolidated
Balance Sheet, was $118 and $0 at December 31, 2000 and 1999, respectively.

         In connection with the issuance of subordinated notes, USAI issued to
Prudential Insurance, warrants to purchase 286,380 shares of the common stock of
USAI at a nominal cost. The estimated fair value of the warrants was $900 ($600 recorded in 1996 and $300 in 1998) and was recorded as a discount on the subordinated notes, with the offsetting credit to additional paid-in-capital.
The discount is being amortized on a straight-line basis (which approximates the interest method) over the life of the notes and is included in interest expense in the Consolidated Statements of Operation.

         The Prudential Insurance notes are subordinated to the bank of America credit facilities. The Company was in default of certain covenants related to these notes at December 31, 2000; however, they were amended subsequent to end of the year as described below.

BANK OF AMERICA CREDIT FACILITIES

         USAI has a syndicated term loan and a revolving credit facility with
Bank of America NT&SA, as agent, and certain other financial institutions (Bank of America).

                                      A-33

         The term loan facility is comprised of Term loans A and B in the principal amounts of $30,900 and $43,004, respectively. Term loan A has interest payments due quarterly and is currently payable at the Eurodollar rate plus 3.50 percent, or approximately 10.00 percent as of December 31, 2000. Term loan B has interest payments due quarterly and is currently payable at the Eurodollar rate plus 4.00 percent, or approximately 10.5625 percent as of December 31, 2000.

         The revolving credit facility was increased from $60 million to $90 million on January 13, 2000. Interest on the unpaid principal amount of each revolving loan is due quarterly and payable at the Eurodollar rate plus a portion of the alternative reference rate, which were in the range of 10.125 percent to 11.75 percent as of December 31, 2000. Interest and commitment fees on the unused portion of the revolving loan vary based on certain performance criteria. However, the rates cannot exceed the Eurodollar rate plus 3.50 percent, the alternative reference rate plus 2.25 percent, or, in relation to the commitment fees, 0.50 percent of the unused portion of the revolving loan.
Effective September 29, 2000, the revolving credit facility was amended to include automatic and permanent reductions of the revolving facility to occur on
December 31, 2001 and June 30, 2002 for the amount of $20 million and $10 million, respectively. The revolving loan is to be paid in full by the termination date in June 2004.

         The Bank of America credit facilities are secured by all assets of
USAI. The Company was in default of certain covenants related to these notes at
December 31, 2000; however, they were amended subsequent to end of the year as described below.

FINANCIAL COVENANTS

         In connection with both the Subordinated Notes and the Bank of America
Credit Facility, the Company is required to comply with certain financial covenants. These include a minimum interest coverage ratio, a minimum fixed charge coverage ratio, a minimum EBITDA amount, a maximum leverage ratio and limitations on capital expenditures. As a result of amendments made to both the
Subordinated Notes and the Bank of America Credit Facility effective September
29, 2000 (the Fourth Amendment), covenants also include restrictions on the
Company's use of proceeds from the sale of assets and limitations on the
Company's ability to pay dividends. The Company was in default with certain of these covenants at December 31, 2000; however, subsequent to year-end, waivers of default have been obtained through the Fourth Amendment to the Subordinated
Notes and the Fifth and Sixth Amendments to the Bank of America Credit
Facilities as described below.

EXTINGUISHMENT OF DEBT

         In connection with the various refinancings of the Company's debt, previously capitalized fees and costs of $326 and $264, net of a tax benefit of
$175 and $161, were recorded as an Extraordinary Item - Loss on Extinguishment of Debt in 2000 and 1999, respectively.

NOTES PAYABLE TO FORMER SHAREHOLDERS

         In connection with the acquisition of certain companies, USAI subsidiaries have issued notes payable to the selling shareholders, several of whom remain employees and shareholders. These notes payable bear interest at rates from 8.00 percent to 10.00 percent per annum and have varying maturity dates through 2005.

CAPITAL LEASE OBLIGATIONS

         The Company financed equipment purchases through various capital lease obligations expiring through 2015. These obligations bear interest at various rates ranging from 7.00 percent and 100.00 percent per annum. At December 31,
2000 and 1999, $11,240 and $0, respectively, had been borrowed and was outstanding. Excluded from the scheduled payments below is $1,607, which represents future interest due under the leases.

OTHER DEBT

         Other debt consists of miscellaneous borrowings from banks, generally secured by equipment. Interest rates range from 6.00 percent to 10.00 percent per annum and have varying maturity dates through 2018.

                                      A-34

SCHEDULED PAYMENTS OF LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS

         Scheduled long-term debt and capital lease obligations maturities are as follows:

            Year Ended December 31

             2001                            $ 22,842
             2002                              23,252
             2003                              19,723
             2004                              69,461
             2005                               6,398
             Thereafter                        72,414
                                            ---------
                                              214,090
             Less: Unamortized discount          (575)
                                            ---------
                                            $ 213,515
                                            =========

SUBSEQUENT AMENDMENTS TO THE SUBORDINATED NOTES AND THE BANK OF AMERICA
CREDIT FACILITY

         Subsequent to year end, the Company entered into amendments (Fifth and
Sixth Amendments) with its senior secured lenders which waive all existing covenant defaults, adjust future financial covenants, defer certain principal payments until March 31, 2002, modify the debt repayment schedule, establish a borrowing base on the revolver, provide the Company with additional liquidity from the sale of certain assets, establish monthly interest payment schedules, provide for increased interest rates to Alternate Base Rate plus 5.00% or
Eurodollar Rate plus 6.00% , of which 2.00% is capitalized and added to principal for the period through March 31, 2002. The Sixth Amendment also provides for a fee of $1.25 million if the senior credit facility is not paid in full by March 31, 2002.

         The Company also entered into an amendment with its subordinated note holder to waive existing covenant defaults and to accept deferral of interest payments through May 22, 2002 in exchange for a 2.00% increase in interest rates, a deferred fee of $900 and warrants for 671,582 shares with a nominal exercise price.

         In connection with the amendments of the senior secured credit facility and the subordinated notes, GTCR Fund IV has committed to loan to the Company $2 million as junior subordinated debt at an interest rate of 18.00%. The junior subordinated debt does not mature until 120 days after senior secured facilities and subordinated notes are paid in full. GTCR Fund IV will receive a deferred fee of $450 and warrants for 435,469 shares with a nominal exercise price in exchange for its agreement to provide the Company with the junior subordinated debt.

10.  EMPLOYEE BENEFIT PLANS

U.S. AGGREGATES INC. 401(K) PLAN

         All full-time employees other than certain union employees are eligible to participate in the U.S. Aggregates, Inc. 401(k) Plan. USAI may make discretionary contributions each year. Participants increase their vested interest in these discretionary contributions based upon years of employment in which at least 1,000 hours are worked, and they become fully vested after five years. Participants are fully vested in their contributions. For the years ended
December 31, 2000, 1999 and 1998, USAI provided contributions of $0, $359 and
$334, respectively.

SRM

         SRM maintains a benefit plan partially funded by key-man life insurance for current and former key employees of SRM. Benefits under the plan are discretionary and are payable over a ten-year period upon retirement at age 65 or upon death. As of December 31, 2000, 1999 and 1998, the present value of long-term benefits payable are $46, $42 and $76, respectively.

                                      A-35

MULTIEMPLOYER PLANS

         The Company participates in various multiemployer union pension plans through two of its subsidiaries. Contributions to these plans in 2000, 1999 and
1998 were approximately $864, $842 and $586, respectively.

11.  INCOME TAXES

         USAI files a consolidated federal tax return. Its subsidiaries file tax returns in the states in which they conduct business.

         The provision for income taxes for 2000, 1999 and 1998 is as follows:

                                      2000      1999     1998
                                    -------   -------   ------
          Current:
            Federal                 $    --    $1,197   $  884
            State                        --        24      127
                                    -------   -------   ------
                                         --     1,221    1,011
                                    -------   -------   ------
          Deferred:
            Federal                  (7,949)    6,187    2,197
            State                    (1,291)      930      328
                                    -------   -------   ------
                                     (9,240)    7,117    2,525
                                    -------   -------   ------
                                    $(9,240)   $8,338   $3,536
                                    =======   =======   ======

         The provision for income taxes as reflected in the accompanying statements of operations includes the following components:

                                                   2000      1999       1998
                                                 --------   -------   -------
(Benefit from) provision for income taxes        $ (9,065) $ 8,499    $ 3,748
Benefit from income taxes on extraordinary item      (175)    (161)      (212)
                                                 --------  -------    -------
                                                 $ (9,240) $ 8,338    $ 3,536
                                                 ========  =======    =======

         Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                       2000          1999
                                                     --------      --------
           Deferred tax assets:
             Accruals and reserves                  $  1,000       $    980
             Alternative minimum tax credit            3,151          3,040
             Net operating loss                       19,797          4,778
             Other                                        90          1,156
                                                    --------       --------
               Total deferred tax assets              24,038          9,954
                                                    --------       --------
           Deferred tax liabilities:
             Depreciation and depletion              (37,775)       (30,584)
             Book basis in fixed assets over
               tax basis                             (27,384)       (30,846)
             Other                                    (6,256)        (3,928)
                                                    --------       --------
               Total deferred tax liabilities        (71,415)       (65,358)
                                                    --------       --------
               Net deferred tax liability           $(47,377)      $(55,404)
                                                    ========       ========

                                      A-36

         The reconciliation of the statutory rate to the effective rate is as follows:

                                                     2000       1999     1998
                                                   --------  --------  -------
     Tax at federal statutory rate                 $ (8,428)  $7,995   $3,037
     State taxes, net of federal benefit               (839)     742      304
     Effect of tax rate increase to 35 percent           --       --      546
     Depletion                                         (433)    (408)    (491)
     Other                                              460        9      140
                                                   --------   -------  -------
                                                   $ (9,240)  $ 8,338  $ 3,536
                                                   ========   =======  =======

         At December 31, 2000 and 1999 the Company had net operating loss carryforwards of $51,756 and $12,492 available to offset future taxable income.
These carryforwards expire through 2020. Alternative minimum tax credit carryforwards of $3,151 and $3,040 at December 31, 2000 and 1999 have no expiration date. Prior to 1998, the Company provided federal income taxes using a rate of 34%. In the year ended December 31, 1998 this rate was increased to
35% and deferred taxes were adjusted accordingly.

12.  CAPITAL ACCOUNTS

COMMON STOCK

         In August 1999, the company completed its initial public offering of common stock. The Company sold 5 million shares of common stock.

         At December 31, 2000 and 1999, the Company's $.01 par value common stock authorized was 100 million, with 14,908,222 shares outstanding, including
7,629 shares of treasury stock.

         The Company had a stock purchase plan periodically made available to select members of management. Under this formula plan, individuals are allowed to purchase stock in the Company or its subsidiaries. The Company sold 43,190 shares of its common stock under this program in 1997. Also 50 shares (12,120 equivalent USAI shares) of SRMHC and 2,500 shares (46,757 equivalent USAI shares) of WAHC common stock were sold under this program in 1998. Shares issued under this program were generally sold for a combination of cash and notes and were subject to vesting over a 6-year period. The vested and unvested shares were subject to various call or put options upon termination. The repurchase price was at fair market value for vested shares or original cost for unvested shares. The total number of shares outstanding under this program were 43,190 and 17,276 unvested and vested for the Company, 3,857 (72,136 equivalent USAI shares) and 952 (17,805 equivalent USAI shares) unvested and vested for WAHC and
170 (41,208 equivalent USAI shares) and 67 (16,241 equivalent USAI shares)
unvested and vested for SRM. Immediately prior to the consummation of the initial public offering, the employees' shares in subsidiary stock were exchanged for stock of the Company, and the Company's and employees' rights with regard to vested shares ceased. The plan was terminated.

PREFERRED STOCK

         At December 31, 2000 and 1999, the Company's $.01 par value non-voting preferred stock authorized was 10 million shares with 0 shares issued and outstanding. Aggregate and per share cumulative preferred dividends in arrears as of December 31 are as follows:

                                                              2000       1999          1998

                                                           -------    --------      --------

    Aggregate cumulative preferred dividends               $    --    $   --         $13,479
    Per preferred share cumulative preferred dividends          --        --           44.80

         The preferred stock prior to redemption was reflected as Mandatory
Redeemable Preferred Stock on the balance sheet and was not considered a component of Shareholders' Equity. Dividends were accreted at a compound rate of
10% per annum.

                                      A-37

         Accumulated accreted dividends of $16,293 have been charged against retained earnings through August 18, 1999, the completion of the Company's initial public offering, at which time all preferred stock with accumulated dividends were converted into common shares.

WARRANTS

         In connection with the issuance of the subordinated notes, USAI issued to Prudential Insurance warrants to purchase 286,380 shares of the Company's common stock at a nominal cost. These warrants were issued in 1998 and 1996. In
September 1999, 22,800 shares were exercised.

         At December 31, 2000 and 1999, there were 263,580 warrants outstanding.

13.  INCOME / (LOSS) PER SHARE

         Statement of Financial Accounting Standards No. 128, Earnings Per
Share, requires dual presentation of basic and diluted earnings / (loss) per share on the face of the income statement. The reconciliation between the computations is as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------------------------
                                                          2000                          1999                       1998
                                             ------------------------------ --------------------------- ---------------------------
                                                                  PER SHARE                    PER SHARE                  PER SHARE
                                               LOSS      SHARES    AMOUNT    INCOME    SHARES    AMOUNT   INCOME   SHARES   AMOUNT
                                             --------- ---------- ------    -------  ---------  --------  ------  -------- - ------

Income (loss) before extrordinary item       $ (16,833)                     $14,197                       $4,832
  Less: Accretion of preferred
    stock dividend                                  --                        2,814                        4,097
                                             ---------                      -------                       ------
Basic income (loss) before extraordinary
    item available for common shareholders     (16,833) 14,900,593 $(1.13)   11,383  9,522,156   $1.20       735   6,136,630 $0.12

Effect of dilutive securities                                   --                     277,661                       245,464
                                                        ----------                   ---------                     ---------

Dilutive income (loss) before extraordinary
   item available for common shareholders    $ (16,833) 14,900,593 $(1.13)  $11,383  9,799,817   $1.16    $  735   6,382,094 $0.11
                                             =========  ========== ======   =======  =========   =====    ======   ========= =====

         All common stock equivalents are reflected in the Company's income per share calculations; the Company had no anti-dilutive common stock equivalent shares in 1999 and 1998. However in 2000, the Company had 287,418 of
anti-dilutive common stock equivalent shares.

         Net income per share for all periods presented and all share data reflect the Company's 30.0347 for 1 stock split effective at the time of the
Company's initial public offering of common stock.

14.  CONCENTRATION OF CREDIT RISK

         Financial instruments that potentially subject USAI to concentrations of credit risk consist primarily of cash and trade receivables.

         USAI places its cash on deposit with credit-worthy financial institutions, in accounts or instruments with maturities of three months or less. Concentration of credit risk with respect to trade receivables is limited due to the large number of customers who service a large base of clients dispersed across many different industries throughout the southeastern and southwestern sections of the United States.

                                      A-38

15.  COMMITMENTS AND CONTINGENCIES

         USAI and its subsidiaries lease office facilities, trucks, equipment and certain quarry sites under operating lease arrangements. Lease expense
(other than royalties) was $10,323, $11,154 and $8,951 for the years ended
December 31, 2000, 1999 and 1998, respectively. Total future minimum rentals under noncancelable operating leases as of December 31, 2000 are:

       2001                      $ 14,653
       2002                        14,509
       2003                        14,708
       2004                        13,200
       2005                         9,763
       Thereafter                  57,643
                                ---------
                                 $124,476
                                =========

         The Company operates several quarries on land owned entirely or in part by unrelated third parties. Pursuant to related agreements, the Company pays monthly royalties to the owner based on the quantity of aggregates sold. The initial terms of these agreements range from 5 to 40 years and generally include renewal options. The minimum royalty payments are included in the above table.
Royalty expenses recorded pursuant to these arrangements in 2000, 1999 and 1998 totaled $7,448, $5,740 and $4,748, respectively.

         USAI and its subsidiaries are subject to various laws and regulations relating to the protection of the environment. It is not possible to quantify with certainty the potential impact of actions regarding environmental matters, particularly any future remediation and other compliance efforts. In the opinion of management, future compliance with existing environmental protection laws will not have a material adverse effect on the financial condition or results of operations of USAI.

         The Company has a quarry under development in DeKalb County, Georgia which is inactive but currently permitted as a dimensional stone quarry site.
The Company intends to file a lawsuit against the county regarding a dispute over the issuance of a blasting permit to start a crushed stone operation. The
DeKalb site development-stage activities to date have consisted primarily of site preparation work such as road construction, the placement of scales and legal fees. DeKalb has also made advance minimum royalty payments under a sublease agreement to be applied against payments due upon the commencement of operations at this site. Capitalized costs as of December 31, 2000 and 1999 in connection with this site were $1,794 and $1,636, respectively. Management feels that they will eventually open the quarry; however, in the event that DeKalb is not permitted to conduct operations at this quarry, the quarry will likely be leased to a dimensional stone producer.

         USAI is subject to various legal proceedings and claims that have arisen in the ordinary course of its business and have not been finally adjudicated. In the opinion of management, it is possible that the liabilities resulting from one or more of these legal matters could have a material adverse effect on the Company's business, financial condition or results of operations.
In these cases, management cannot estimate the amount of loss, or range of loss, that is reasonably possible for these matters.

16.  RELATED-PARTY TRANSACTIONS

         In August 1999, immediately prior to the Company's initial public offering, all notes receivable pertaining to the purchase of SRMHC's and WAHC's common stock were transferred to USAI.

         Included in long-term debt is $0 and $2,033 as of December 31, 2000 and
1999 that is due to employees or shareholders who were former owners of acquired companies.

         An executive officer and director of the Company has a minority interest in Dekalb Stone, Inc., a company in which U.S. Aggregates is the majority shareholder.

         USAI pays an advisory fee to one of its major shareholders. Such fee amounted to $0 for the year ended December 31, 2000 and $150 for each of the years ended December 31, 1999 and 1998. Also, USAI paid advisory and other fees of approximately $101, $416 and $404 to a common and preferred shareholder of
USAI for each of

                                      A-39

the years ended December 31, 2000, 1999 and 1998, respectively. These fees were paid in connection with various financing transactions undertaken by USAI during these years. The wife of one executive acts as a financial advisor to the
Company. This advisor was paid a total of $125, $144 and $151 in 2000, 1999 and
1998, respectively, for financial advisory services provided.

17.  U.S. AGGREGATES, INC. LONG-TERM INCENTIVE PLAN

         The Board of Directors and the Company adopted the U.S. Aggregates,
Inc. 1999 Long Term Incentive Plan, whereby the Company is authorized to issue up to 700,840 shares of the Company at a price equal to the fair market value of the stock on the date of grant. This plan terminates at the close of business on
August 10, 2009. The vesting period for options granted under this plan is three years for employees of the Company and immediately upon the grant date for outside directors. Options granted under this plan are accounted for in accordance with APB. No. 25 wherein no compensation expense would be recognized for options issued to employees.

         In 1999, the compensation committee of the Board of Directors granted
287,836 options under the plan to certain employees of the company and 15,000 options to certain directors. In 2000, 3,000 options were granted to a director.
Pro forma information regarding net earnings and earnings per share is required by SFAS No. 123, Accounting for Stock-Based Compensation (SFAS 123), and has
been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. The fair value for options was estimated at the date of the grant using a Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of
5.15%; dividend yield of 0%; volatility factors of the expected market price of the Company's common stock of 57.1%; and a weighted-average expected life of the options of three years.

         For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The effects of applying SFAS 123 on a pro forma basis would have decreased net earnings by approximately $422 and $229 in 2000 and 1999, respectively. The impact on basic and diluted earnings per share would have been a $.03 and $.03 decrease, respectively in 2000, and a $.02 and $.01 decrease, respectively in 1999.

         A summary of the Company's stock option activity, related information as of December 31, 2000 and 1999 and changes during the years is presented below:

                                                          2000                  1999
                                                 ---------------------  -------------------

                                                              WEIGHTED            WEIGHTED
                                                              AVERAGE              AVERAGE
                                                              EXERCISE            EXERCISE
                                                   SHARES      PRICE    SHARES     PRICE
                                                 ---------   --------- --------   --------

Outstanding at beginning of year                   292,336     $14.73       --     $  --
   Granted at fair value                             3,000     $15.75  302,836     $14.74
   Exercised                                           --      $   --       --     $  --
   Forfeited                                        22,000     $15.00   10,500     $15.00
                                                 ---------             -------
Outstanding at year end                            273,336     $14.72  292,336     $14.73
                                                 =========             =======
Options exercisable at year end                    100,612     $14.50       --     $  --
Weighted-average grant date fair value of
  each option granted during the year              $  6.73              $ 6.66

                                      A-40

         The following table summarizes information about stock options outstanding and exercisable at December 31, 2000:

                                  OPTIONS OUTSTANDING                     OPTIONS EXERCISABLE
                        -----------------------------------------     ------------------------------
                                       WEIGHTED
                                        AVERAGE        WEIGHTED                           WEIGHTED
                         NUMBER        REMAINING       AVERAGE           NUMBER           AVERAGE
                           OF         CONTRACTUAL      EXERCISE            OF            EXERCISE
 EXERCISE PRICE          SHARES       LIFE (YEARS)      PRICE            SHARES            PRICE
--------------------   -----------    -----------    ------------     -------------     ------------

       $ 11.47            22,500          8.61           $11.47            15,000          $ 11.47
       $ 15.00           247,836          8.61           $15.00            82,612          $ 15.00
       $ 15.75             3,000          8.61           $15.75             3,000          $ 15.75
                        --------                                          -------
             Total       273,336          8.61                            100,612          $ 14.50
                        ========                                          =======

18.  QUARTERLY INFORMATION (UNAUDITED)

         These amounts have been restated from those previously reported.

                                                                     QUARTER ENDED
                                                 --------------------------------------------------------
                                                  MARCH 31,    JUNE 30,     SEPTEMBER 30,   DECEMBER 31,
                                                  ----------   ---------     -----------    -------------

2000
Net sales                                          $  54,586     $ 83,423      $ 92,966      $  60,714
Gross profit                                           9,254       21,356        20,153          5,552
Income (loss) before extraordinary item               (5,087)       3,105         1,682        (16,533)
Net income (loss)                                     (5,087)       3,105         1,682        (16,859)

Income (loss) before extraordinary item
  available for common shareholders
   per share
    -basic                                           $ (0.34)    $   0.21      $   0.11      $   (1.11)
    -diluted                                         $ (0.34)    $   0.20      $   0.11      $   (1.11)

1999
Net sales                                            $51,311     $ 80,366      $ 96,952      $  79,963
Gross profit                                          11,461       23,512        28,986         20,545
Income (loss) before extraordinary item               (1,675)       4,799         8,071          3,002
Net income (loss)                                     (1,675)       4,799         7,807          3,002

Income (loss) before extraordinary item
  available for common shareholders
   per share
     -basic                                          $ (0.45)    $   0.60      $   0.69      $    0.20
     -diluted                                        $ (0.45)    $   0.57      $   0.67      $    0.20

19.  SUBSEQUENT EVENTS (UNAUDITED)

         The Company has experienced a substantial loss of $43,413 for the six month period ended June 30, 2001 and has used $20,337 of cash in operations for the same period. These results are substantially less favorable than management's earlier forecasts prepared in April 2001. Since April 18, 2001 the
Company has been required to twice amend its debt agreements to provide additional liquidity and obtain a waiver for noncompliance with certain financial and nonfinancial covenants.

                                      A-41

         The Company has entered into a definitive agreement to sell its southeastern operations. Consummation of the agreement is subject to shareholder approval. The ability of the Company to continue its remaining business is dependent upon consummation of the transaction and upon reaching a satisfactory agreement with its lenders regarding the allocation between the lenders and the
Company of the proceeds to be received from the sale. There is no assurance that the transaction will be consummated or that the Company will be able to negotiate such an agreement with its lenders.

         In the event the sale transaction is not consummated or the net proceeds from the transaction fall short of expectations, the Company will need to obtain additional sources of financing which may involve the sale of additional assets. There is no assurance that such financing will be available or, if available, on terms favorable to the Company. If the Company is unable to obtain such additional financing, there would be a material adverse effect on the Company's business, financial condition and results of operations.

         The above matters raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

                                      A-42

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

GENERAL

         U.S. Aggregates conducts its operations through the quarrying and distribution of aggregate products in nine states in the two regions of the
Mountain states and the Southeast. The Company's operations have the same general economic characteristics including the nature of the products, production processes, type and class of customers, methods of distribution and governmental regulations. In 2000, the Company shipped approximately 19.7 million tons of aggregates, primarily to customers in nine Southeast and
Mountain states, generating net sales and loss from operations of $291.7 million and ($5.0) million, respectively.

         Since U.S. Aggregates' inception, the Company completed and integrated
28 business and asset acquisitions, including both operating companies and aggregate production facilities. In 2000, U.S. Aggregates, Inc. continued to expand into new geographical markets in the Southeast, Utah and Nevada.
Distribution of aggregate products in the Southeast was expanded with the startup of a major distribution yard in Memphis, Tennessee.

         Because of the Company's ambitious acquisition program, the Company acquired certain non-core assets over the last six years. These assets principally included ready mix and concrete block businesses which were acquired in connection with the acquisition of strategic quarry properties as well as quarry properties not critical to the Company's basic aggregates businesses. In
1994 we acquired Southern Ready Mix which owned two aggregate quarries and a concrete products company producing ready mix concrete and concrete pipe. The aggregates business expanded from the original two quarries to nine operating quarries with an additional three in the preliminary development phase. As the aggregate business expanded, many of our customers for aggregates were firms that the Company competed against in ready mix concrete. As the aggregates volumes grew, our ready mix concrete and block businesses became less important to our overall business and, because of their competition with our core customers, had a negative impact on the future growth of our aggregates business.

         In 2000, the Company outlined a plan to sell certain assets to strengthen its strategic position, reduce debt and improve liquidity. The assets the Company planned to sell included its ready mix and concrete block business in Alabama, all its ready mix concrete operations in the greater Salt Lake area
(including certain quarries related to such business) as well as other non-core ready mix and concrete block business. In 2000, the Company sold its ready-mix operations in Birmingham and subsequently the remaining ready-mix concrete and concrete block operations in the Alabama market to Ready-Mix USA, Inc. The ready-mix operations in Birmingham were sold for $6.6 million in total consideration, representing a book gain of $284,000. The ready-mix and concrete block operations in the Alabama market were sold for $14.5 million in total consideration, representing a book gain of $2.2 million. Terms of the sale include the establishment of a long-term contract for the Company to provide
Ready-Mix USA with aggregates for its ready-mix operations. The revenues and total assets related to the sold properties represented approximately 11% and
4%, respectively, of the Company's 2000 consolidated totals.

         In 2001, the Company continued its plan to sell certain assets to improve its strategic position, reduce debt and improve its liquidity. Effective as of March 30,2001, the Company sold certain of its operations in northern Utah to Oldcastle Materials, Inc. That transaction included the sale of the ready mix businesses in the greater Salt Lake area, a leasehold interest in one quarry, the subleasing of another and the sale of an asphalt plant. The sales proceeds were utilized to pay-down debt and certain operating leases and provided the
Company with additional liquidity. The revenues and total assets related to the sold properties represented approximately 14% and 6%, respectively, of the
Company's 2000 consolidated totals. In order to provide sufficient liquidity to fund operations, capital requirements and debt service, the Company will need to continue its plan to sell certain assets (See Liquidity and Capital Resources).
In connection with the sale, the Company entered into a long-term, royalty bearing lease of a quarry to Oldcastle. The lease term is for a 40-year period and requires Oldcastle to pay a minimum annual royalty of $0.1 million. Royalty rates are $0.05 per ton of aggregate utilized during the first two years of the agreement, $0.10 per ton for the third through the fifth years and $0.25 per ton thereafter. The carrying value of the assets leased to Oldcastle as of June 30,
2001 was approximately $47.6 million. In order to provide sufficient liquidity to fund operations, capital requirements and debt service, the Company will need to continue its plan to sell certain assets (See Liquidity and Capital
Resources).

         U.S. Aggregates markets its aggregates products to customers in a variety of industries, including public infrastructure, commercial and residential construction contractors; producers of asphalt, concrete, ready-mix

                                      A-43

concrete, concrete blocks, and concrete pipes; and railroads. In 2000, approximately 76% of the Company's aggregates volume was sold directly to customers, and the balance was used to produce asphalt (which generally contains
90% aggregates by volume) and ready-mix concrete (which generally contains 80%
aggregates by volume). As a result of dependence upon the construction industry, the profitability of aggregates producers is sensitive to national, regional and local economic conditions, and particularly to downturns in construction spending and to changes in the level of infrastructure spending funded by the public sector. In fact, the Company's performance in the second half of 2000 was affected by the slowing economy and reduced government spending, especially in the Western operations. Currently, the Company does not have any customer that accounts for more than 10% of sales.

         Also as a result of the Company's dependence on the construction industry, the Company's business is seasonal with peak revenue and profits occurring primarily in the months of April through November. Bad weather conditions during this period can adversely affect operating income and cash flow and could therefore have a disproportionate impact on the Company's results for the full year. Quarterly results have varied significantly in the past and are likely to vary significantly from quarter to quarter in the future. In the fourth quarter of 2000, poor weather conditions in Utah negatively impacted the
Company's sales and profits.

         A material rise in the price or a material decrease in the availability of oil could and did adversely affect operating results. The cost of transporting the Company's products, the cost of processing material and the cost of asphalt are all correlated to the price of oil. Any increase in the price of oil may and did reduce the demand for the Company's products. In 2000, the Company estimates that the total increase in oil, fuel and energy costs were in excess of $9 million. As a result of competitive pressures, the Company was not able to pass through these cost increases and profits were negatively impacted.

RESULTS OF OPERATIONS

         The following table presents net sales, gross profit, selling, general and administrative expenses, depreciation, depletion and amortization, gain on disposal of assets, restructuring charges, asset impairment charges income/(loss) from operations, and net interest expense for U.S. Aggregates:

                                                                              YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                             2000                       1999                   1998
                                                     --------------------     ----------------------   --------------------
                                                                              (DOLLARS IN THOUSANDS)

Net sales                                            $291,689      100.0%     $ 308,592      100.0%   $ 237,333    100.0%
Gross profit                                           56,315       19.3         84,504       27.4       60,519     25.5
Selling, general and administrative expenses           35,825       12.3         32,035       10.4       25,001     10.5
Depreciation, depletion and amortization               16,816        5.8         12,851        4.2       11,098      4.7
(Gain) on disposal of assets                           (2,021)       0.7            --          --           --       --
Restructuring costs                                     2,199        0.8            --          --           --       --
Asset impairment charge                                 8,447        2.9            --          --           --       --
Income (loss) from operations                          (4,951)       1.7         39,618        12.8      24,420     10.3
Interest expense, net                                  19,964        6.8         16,042         5.2      14,351      6.0

2000 COMPARED TO 1999

         NET SALES. Net sales decreased by $16.9 million, or 5.5% from $308.6 million in 1999 to $291.7 million in 2000. This decline was primarily isolated to the fourth quarter of the year. Through the first nine months of the 2000, the Company's net sales total of $230.1 million was slightly higher than the total of $228.6 through the same period of the prior year. However, during the fourth quarter of 2000 the Company's net sales declined by approximately $19.2 million, as processed aggregates, asphalt, and ready mix shipments declined by
16.0%, 45.5%, and 18.2%, respectively. This decrease in sales was partially caused by adverse weather conditions affecting the Western operations, as extremely wet weather, combined with early snow falls in Utah, contributed to the significant decline in activity during the quarter. Increased competition, particularly in Las Vegas, and unexpected delays in the ramp-up of TEA-21 spending further contributed to the decrease in asphalt, paving and construction sales in 2000. In the fourth quarter of 2000, the Company also felt the effects of the general slowing of the economy. For

                                      A-44

the full year, processed aggregates shipments and pricing increased by 3.2% and
3.1%, respectively, resulting in an increase of processed aggregates sales of
$10.9 million for the year. However, this increase was more than offset by the declines in the asphalt, paving and construction business in 2000, which experienced an $18.2 million, or 17.5% decline in sales during the year.
Ready-mix volume decreased by 8.4%, resulting in a $9.6 million decline in sales of this product in 2000. However, this decline was primarily related to the sale of the Company's ready-mix operations in Birmingham, Alabama in the first quarter of 2000. Excluding the impact of the sold businesses, ready-mix volumes decreased by 0.7%.

         GROSS PROFIT. Gross profit decreased by $28.2 million, or 33.4% from
$84.5 million in 1999 to $56.3 million in 2000. This represented a decline in gross margin from 27.4% in 1999 to 19.3% in 2000. Gross profit from the
Company's asphalt, paving and construction business declined $12.5 million, caused primarily by the increased competition in the marketplace and increased fuel, energy and liquid asphalt costs. In total, the Company experienced an increase in the cost of fuel, energy, and liquid asphalt in 2000 of $9.6 million
($4.5 million of which related to the aforementioned asphalt, paving and construction business). Heightened production costs in the Company's quarries also contributed to the decline in gross profit during the year. The Company also recorded a charge of $2.3 million within cost of sales which related to the write-off of inventory related to the restructuring plan implemented during the year. These inventories were abandoned as a result of the closure of several facilities. These factors, combined with the decline in sales for 2000, were the primary causes of the decline in gross profit for the year.

         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses increased $3.8 million, or 5.5% from $32.0 million in
1999 to $35.8 million in 2000. This increase was primarily attributable to (i) a
$1.2 million increase in bad debt expense relating to collection issues identified in 2000, (ii) $0.9 million in expense for asbestos-related clean-up costs and litigation settlement, (iii) $0.4 million in data conversion costs in connection with system integration, (iv) an increase of $0.6 million in corporate overhead primarily related to additional public company expenses as the Company was public for a full year in 2000 and an increase of $0.4 million in professional fees related to the restatement of the 2000 quarterly results and (v) an increase in expenses in the regional operating units where the
Company added personnel in 1999 and 2000 to meet the increased demand for materials and services. The increase in bad debt expense relating to collection issues identified in 2000 was the outcome of a detailed analysis of the
Company's accounts receivables at the end of the year. The amount of the general reserve was influenced by forecasts that predicted an overall softening of the economy in 2001 and therefore the possibility that the Company's ability to collect its receivables could be impaired versus its history. Additionally, specific reserves were increased based upon increased agings and the judgment that certain customers were unlikely to be able to remit their amounts due.

         GAIN ON DISPOSAL OF ASSETS.  The Company recorded a $2.0 million gain on the two sales of the Company's ready-mix operations in Alabama in 2000.

         RESTRUCTURING CHARGES. During the fourth quarter of 2000, the Company began execution of its restructuring plan, which was comprised of four components: (i) closing an asphalt operation in Nevada; (ii) disposing of certain operations in Idaho; (iii) consolidating certain operations in Utah; and
(iv) reducing corporate overhead. In conjunction with this plan, the Company recorded an asset write-down of $1.1 million related to the decision to close certain facilities. In addition, the Company recorded $1.0 million of facility closure costs and $0.1 million of severance costs associated with the restructuring plan, resulting in a total charge of approximately $2.2 million in the fourth quarter of 2000. All of these costs have been paid as of year end.
The Company determined to undertake these actions in order to eliminate unprofitable operations and to generate cash from the sale of assets and the reduction of accounts receivable and inventory. The Company determined to use the resulting cash to repay debt.

         ASSET IMPAIRMENT CHARGES. During the fourth quarter of 2000, the
Company made its decision to sell certain construction materials operations in
Utah and Idaho. In conjunction with this decision, the Company performed an analysis of the carrying value of its related long-lived assets, and determined that the carrying value exceeded the fair market value of the assets by approximately $8.4 million. The Company therefore recorded an impairment charge to write-down these assets to their estimated fair market value during the fourth quarter of 2000. These assets were sold subsequent to year-end.

         DEPRECIATION, DEPLETION and AMORTIZATION. Depreciation, depletion and amortization increased $3.9 million from $12.9 million in 1999 to $16.8 million in 2000. This increase was primarily due to the additional capital investments made by the Company in 1999 and 2000.

                                      A-45

         INCOME/(LOSS) FROM OPERATIONS. The Company reported a net loss from operations of $5.0 for the year ended December 31, 2000 compared with operating income of $39.6 million reported for 1999. However, this loss from operations included several unusual charges incurred in 2000, primarily the restructuring charge of $2.2 million, the asset write-down of $8.4 million, and the restructuring-related inventory write-off of $2.3 million described above.

         INTEREST EXPENSE, NET. Net interest expense increased $3.9 million from
$16.0 million in 1999 to $19.9 million in 2000. This increase was primarily due to an increase in debt levels, as well as an increase in interest rates on outstanding borrowings during the year.

1999 COMPARED TO 1998

         NET SALES. Net sales for 1999 increased by $71.3 million, or 30.0% from
$237.3 million in 1998 to $308.6 million in 1999. This increase consisted of
$39.5 million in additional net sales generated from the 1998 acquired businesses, and an increase in net sales from existing businesses of $31.8 million. The increase in sales from existing businesses was due to strong demand for the Company's aggregates and related products. Total shipments of aggregates increased to 19.1 million tons for 1999, from 15.8 million tons in 1998, an increase of 20.9%. Revenues were further enhanced by 32.8% and 24.7% increases in asphalt and ready-mix volumes, respectively. The Company also experienced an increase in selling prices of approximately 4% for its aggregates and related products.

         GROSS PROFIT. Gross profit for 1999 increased 39.6% to $84.5 million from $60.5 million for 1998. The increase consisted of $6.6 million additional gross profit from its 1998 acquired businesses and an increase in gross profit from its existing business of $17.4 million, a 34.6% increase. The increase in gross profit at its existing business was attributable to higher volumes and improved production efficiencies. Overall gross margins increased to 28.3% in
1999 from 26.5% in 1998. Gross margins from its existing business were 30.6% in
1999, compared to 26.5% in 1998. Margins from existing businesses increased due to higher selling prices and the leverage gained on fixed costs due to higher sales.

         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses increased to $32.0 million for 1999 from $25.0 million for 1998, due to the inclusion of the 1998 acquired businesses and increased selling and administrative costs at existing businesses. As a percentage of net sales, selling, general and administrative expenses decreased to 10.7% for 1999 from 10.9% for 1998, due to the leveraging of these costs over a larger sales base.

         DEPRECIATION, DEPLETION AND AMORTIZATION. Depreciation, depletion and amortization increased to $12.9 million for 1999 from $11.1 million for 1998, primarily as a result of the inclusion of the 1998 acquired businesses and additional capital expenditures made in 1999. As a percentage of net sales, its depreciation, depletion and amortization expenses decreased to 4.3% from 4.9%
for the same periods primarily due to the leveraging of these costs over a larger sales base.

         INCOME FROM OPERATIONS. Income from operations in 1999 increased 62.2%
to $39.6 million compared to $24.4 million for 1998 because of the factors discussed above.

         INTEREST EXPENSE, NET. Net interest expense increased to $16.0 million for 1999 from $14.4 million for 1998 as a result of the inclusion of a full year of interest expense on the purchase of the 1998 acquired businesses in mid year of 1998 and other expansion and capital needs, offset by the debt reduction as a result of the 1999 initial public offering.

LIQUIDITY AND CAPITAL RESOURCES

         From its inception in 1994, the Company has financed its operations and growth from the issuance of preferred and common stock, sales of assets, debt and operating cash flow. It has also used operating leases to finance the acquisition of equipment used in the business. In 2000, the Company began a strategy of evaluating and selling certain assets in order to improve the
Company's liquidity.
                                      A-46

         At December 31, 2000, the Company has $213.5 million of long-term debt outstanding. This debt level increased from $169.6 million outstanding as of
December 31, 1999. The debt is primarily used to finance working capital and capital expansion. The terms of the Company's debt agreements are discussed further below and in Note 9 to the consolidated financial statements included herein. The Company leases aggregate production sites, facilities, and equipment under operating leases with terms generally ranging from 5 to 40 years. The future minimum commitment under these leases was $124.5 million in 2000, $104.7 million in 1999 and $67.9 million in 1998. The total minimum rentals under noncancelable operating leases for the next 12 months are $14.7 million.
         During 2000, the Company generated $2.8 million of cash from operations, a $24.2 million reduction from the $27.0 million generated in 1999.
This decrease was primarily due to the decrease in operating income and the increase in interest expense incurred in 2000. In 1998, the Company generated
$3.2 million of cash flow from operations, $23.8 million less than the total generated in 1999. The improvement in 1999 over 1998 was primarily due to improvements in earnings and a decrease in working capital requirements during the period. As of December 31, 2000 and 1999, working capital, exclusive of current maturities of debt, assets held for sale and cash items, totaled $30.0 million and $40.8 million, respectively.

         Net cash used in investing activities for 2000 was $26.4 million. The
Company expended $40.9 million for the additions to property, plant and equipment, offset by proceeds of $14.5 million on the two sales of the Company's ready-mix operations in Alabama. A substantial portion of the capital expenditures related to the completion of the new facility at O'Neal, and expanded capacity and material handling capability at Pride. In addition, the
Company made extensive improvements related to the expansion of the Mountain state quarries, including Point of the Mountain, Beck Street, Ekins, and Lehi.
Net cash used in investing activities was $60.0 million in 1999. Of this amount,
$63.1 million was for the additions to property, plant and equipment and $0.3 million was used for acquisitions, offset by proceeds of $3.4 million from the sale of assets. Net cash used in investing activities in 1998 totaled $100.9 million. Of this amount, $83.9 million was used for acquisitions, $67.8 million of which was for the purchase of Monroc. Additionally, $27.3 million of the 1998 investing expenditures were for the purchase of property, plant and equipment offset by proceeds of $10.4 million from the sale of certain properties, including a depleted sand and gravel deposit and an unused ready-mix plant site at Monroc.

         Cash provided by financing activities was $24.1 million in 2000, $34.6 million in 1999 and $100.0 million in 1998. During 2000, $28.2 million of cash was generated from additional borrowings offset by $2.3 million of additional debt issuance costs and $1.8 million for dividends paid. During 1999, $65.7 million of cash was generated from the sale of stock through the initial public offering, which was used to reduce the Company's total debt. All of the cash provided by financing in 2000 and 1998 was from increased borrowings under existing or restructured debt agreements.

         In January 2000, the Company entered into a Third Amendment to its senior secured credit facility, which increased the revolving loan facility from
$60 million to $90 million.

         In November 2000, the Company entered into a Fourth Amendment with the existing lenders pursuant to its senior secured credit facility effective
September 29, 2000. The agreement amended, amongst other things, (i) the automatic and permanent reduction of the revolving facility to occur on December
31, 2001 and June 30, 2002 for the amount of $20 million and $10 million, respectively, (ii) all existing financial covenants, (iii) limitations on capital expenditures and acquisitions, (iv) the use of proceeds from the sale of assets, and (v) limitations on the Company's ability to pay dividends.

         The Company also similarly amended its agreements with the holders of its existing senior subordinated notes to parallel the covenants in the Fourth
Amendment to the Bank of America credit facilities.

                                      A-47

         The Company was in compliance with all existing debt covenants at
December 31, 1998 and 1999. As a result of the Company's poor financial results in 2000, the Company was in default of several financial covenants pursuant to the Fourth Amendment to the senior credit facility and Amendment No. 3 to its
Subordinated Note Agreement at December 31, 2000. These financial covenants include minimum Interest Coverage Ratios, minimum Fixed Charge Coverage Ratios and maximum Leverage Ratios. The following table includes the required and actual ratios for the twelve-month period ended Deceber 31, 2000:

                            REQUIREMENTS PURSUANT     REQUIREMENTS PURSUANT
                              TO SENIOR CREDIT         TO SUBORDINATED NOTE
RATIO                             AGREEMENT                 AGREEMENT             ACTUAL
                                  ---------            ---------------------      ------

Minimum
Interest Coverage                    1.75                      1.60                1.02
Minimum
Fixed Charge Coverage                 .80                       .65                 .42
Maximum
Leverage                             5.75                      6.50               10.43

The Company subsequently entered into amendments (Fifth and Sixth Amendments)
with its senior secured lenders which waive all existing covenant defaults, adjust future financial covenants, defer certain principal payments until March
31, 2002, modify the debt repayment schedule, establish a borrowing base on the revolver, provide the Company with additional liquidity from the sale of certain assets, establish monthly interest payment schedules, provide for increased interest rates to Alternate Base Rate plus 5.00% or Eurodollar Rate plus 6.00% , of which 2.00% is capitalized and added to principal for the period through
March 31, 2002. The Sixth Amendment also provides for a fee of $1.25 million if the senior credit facility is not paid in full by March 31, 2002.

         The Company also entered into an amendment with its subordinated note holder to waive existing covenant defaults and to accept deferral of interest payments through May 22, 2002 in exchange for a 2.00% increase in interest rates, a deferred fee of $900,000 and warrants for 671,582 shares with a nominal exercise price.

         In connection with the amendments of the senior secured credit facility and the subordinated notes, GTCR Fund IV has committed to loan to the Company $2 million as junior subordinated debt at an interest rate of 18.00%. The junior subordinated debt does not mature until 120 days after senior secured facilities and subordinated notes are paid in full. GTCR Fund IV will receive a deferred fee of $450,000 and warrants for 435,469 shares with a nominal exercise price in exchange for its agreement to provide the Company with the junior subordinated debt.

         On December 22, 2000, the Company entered into a derivative in order to fix interest rate risks on $37 million of its senior credit facility borrowings.
An interest rate swap contract, which will expire in two years, hedges the exposure related to interest rate risk. As of December 31, 2000, the difference between the contract amounts and fair value was immaterial.

         The Company believes that its internally generated cash flow (including the sales of assets) and access to existing credit facilities are sufficient to meet liquidity requirements necessary to fund operations, capital requirements and debt service. To the extent these sources of liquidity are not available or fall short of expectations, the Company may need to obtain additional sources of financing. There can be no assurance that such financing will be available or, if available, on terms favorable to the Company. If the Company is unable to obtain such additional financing, there could be a material adverse effect on the Company's business, financial condition and results of operation.

EFFECT OF INFLATION

         Management believes that inflation has not had a material effect on
U.S. Aggregates.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

         In April 1998, the American Institute of Certified Public Accountants
issued Statement of Position 98-5, Reporting on the Costs of Start-Up Activities
("SOP 98-5"). Effective January 1, 1999, SOP 98-5 requires that all

                                      A-48

costs related to start-up activities, including organizational costs, be expensed as incurred. The cumulative effect of the adoption of SOP 98-5 impacted its net earnings by $84, which has been recorded as a nonoperating expense in the first quarter of 1999.

         In June 1998, the Financial Accounting Standards Board (FASB) issued
Statement of Financial Accounting Standards No. 133, Accounting for Derivative
Instruments and Hedging Activities. In June 1999, the FASB issued SFAS No, 137,
Accounting for Derivatives and Hedging Activities - Deferral of the Effective
Date of SFAS No. 133. In June 2000, the FASB issued SFAS No, 138, Accounting for
Certain Derivatives and Certain Hedging Activities, an amendment of FASB
Statement No. 133. Statement 133, as amended, establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. The
Statement requires that changes in the derivative instrument's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative instrument's gains and losses to offset related results on the hedged item in the income statement, to the extent effective, and requires that a company must formally document, designate, and assess the effectiveness of transactions that receive hedge accounting. The Company has adopted Statement 133 effective January 1,
2001. The Company has applied Statement 133 to only those hybrid instruments that were issued, acquired, or substantively modified after December 31, 1998.
On December 22, 2000, the Company entered into a derivative in order to fix interest rate risks on $37 million of its senior credit facility borrowings. An interest rate swap contract, which will expire in two years, hedges the exposure related to interest rate risk. This instrument will be accounted for under the provisions of this statement in 2001. If statement 133 had been applied at
December 31, 2000, the change in fair value would be immaterial.

         In March 2000, the FASB issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB
Opinion No. 25" (FIN 44). FIN 44 clarifies the application of APB Opinion No.
25, and among other issues clarifies the following: the definition of an employee for purposes of applying APB Opinion No. 25; the criteria for determining whether a plan qualifies as a noncompensatory plan; the accounting consequence of various modifications to the terms of previously fixed stock options or awards; and the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain conclusions in FIN 44 cover specific events that occurred after either December
15, 1998 or January 12, 2000. The adoption of FIN 44 did not have a material impact on the Company's consolidated financial statements.

         The Emerging Issues Task Force issued No. 00-10, Accounting for
Shipping and Handing Fees and Costs ("EITF 00-10), which requires that amounts billed to customers related to shipping and handling be classified as revenue and that the related costs should be included in costs of goods sold. The
Company previously reported a portion or its shipping revenue as a reduction of shipping costs. The Company adopted EITF 00-10 in the fourth quarter of 2000 and has reflected the impact of this pronouncement in the financial statements for all periods presented herein. The Company reports freight and delivery charges as sales and the related cost of freight and delivery is reported as cost of products sold. Gross profit has not changed from amounts that have been reported prior to the adoption of EITF 00-10. The adoption of this resulted in addition sales and costs of products sold of $12,833 in 2000, $10,411 in 1999, $8,595 in
1998, $3,672 in 1997, and $1,668 in 1996.

FORWARD LOOKING STATEMENTS

         Certain matters discussed in this report contain forward-looking statements and information based on management's belief as well as assumptions made by and information currently available to management. Such statements are subject to risks, uncertainties and assumptions including, among other matters, future growth in the construction industry; the ability of U.S. Aggregates, Inc.
to complete and effectively integrate its acquired companies operations; to fund its liquidity needs; and general risks related to the markets in which U.S.
Aggregates, Inc. operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those projected. Additional information regarding these risk factors and other uncertainties may be found in the Company's filings with the
Securities and Exchange Commission.

                                      A-49

                               SRM HOLDINGS CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                              JUNE 30,       JUNE 30,    DECEMBER 31,
                                                                2001            2000        2000
                                                             -----------    ------------ ----------
                                                             (UNAUDITED)     (UNAUDITED) (UNAUDITED)

                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                  $     725      $     553    $      549
  Trade accounts receivable, net                                 9,481         10,599         6,169
  Inventories, net                                              10,217          9,025        10,357
  Assets held for sale                                          91,288             --            --
  Prepaid expenses and other current assets                      2,675          2,506         2,235
                                                             ---------      ---------    ----------
      Total current assets                                     114,386         22,683        19,310
                                                             ---------      ---------    ----------
PROPERTY, PLANT AND EQUIPMENT                                       --         89,221        82,897
Less: Accumulated depreciation and depletion                        --        (12,353)      (10,750)
                                                             ---------      ---------    ----------
      Net property, plant and equipment                             --         76,868        72,147
                                                             ---------      ---------    ----------
INTANGIBLE ASSETS, net                                              --         11,875        10,542
OTHER ASSETS                                                        --          6,560         9,978
                                                             ---------      ---------    ----------
      Total assets                                           $ 114,386      $ 117,986    $  111,977
                                                             =========      =========    ==========

                       LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES                                          $  23,592      $  11,674    $   15,680
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS,
    net of current portion                                       1,939          2,809         2,234
DEFERRED INCOME TAXES, net                                       6,630         10,640        11,773
OTHER                                                              303            149           213
                                                             ---------      ---------    ----------
      Total liabilities                                         32,464         25,272        29,900
                                                             ---------      ---------    ----------
DUE TO USAI                                                     47,278         51,782        37,429
                                                             ---------      ---------    ----------
MINORITY INTEREST, net                                              11             12            11
                                                             ---------      ---------    ----------
SHAREHOLDERS' EQUITY:
  Common stock                                                      --             --            --
  Additional paid-in capital                                    13,597         13,597        13,597
  Preferred Stock                                                    1              1             1
  Retained earnings                                             21,035         27,322        31,039
                                                             ---------      ---------    ----------
      Total shareholders' equity                                34,633         40,920        44,637
                                                             ---------      ---------    ----------
      Total liabilities, intercompany
       accounts, minority interest and
        shareholders' equity                                 $ 114,386      $ 117,986    $  111,977
                                                             =========      =========    ==========

        The accompanying notes are an integral part of these statements.

                                      A-50

                               SRM HOLDINGS CORP.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                        THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                             JUNE 30,                              JUNE 30,
                                                                     --------------------------        ----------------------------
                                                                       2001             2000              2001               2000
                                                                     --------         ---------         ---------          --------
                                                                             (UNAUDITED)                        (UNAUDITED)

NET SALES                                                            $ 19,895          $ 23,480          $ 37,165          $ 47,055
COST OF PRODUCTS SOLD                                                  15,225            16,760            28,321            33,119
                                                                     --------          --------          --------          --------
    Gross profit                                                        4,670             6,720             8,844            13,936

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                            2,101             2,161             3,917             5,013
DEPRECIATION, DEPLETION AND AMORTIZATION                                  987             1,065             2,013             2,142
(GAIN) ON DISPOSAL OF ASSETS                                                9              (284)                9              (284)
ASSET IMPAIRMENT CHARGE                                                14,750                --            14,750                --
                                                                     --------          --------          --------          --------
     Income from operations                                           (13,177)            3,778           (11,845)            7,065

OTHER EXPENSES:
   Interest and financing, net                                         (2,016)             (995)           (2,488)           (2,200)
   Management fee                                                        (533)             (407)             (620)             (820)
   Other, net                                                            (250)               --              (250)               --
                                                                     --------          --------          --------          --------
     Income before income taxes                                       (15,976)            2,376           (15,203)            4,045
PROVISION FOR INCOME TAXES                                              5,470              (832)            5,199            (1,416)
                                                                     --------          --------          --------          --------
     Net income                                                      $(10,506)         $  1,544          $(10,004)         $  2,629
                                                                     ========          ========          ========          ========

        The accompanying notes are an integral part of these statements.

                                      A-51

                               SRM HOLDINGS CORP.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                            SIX MONTHS ENDED
                                                                                 JUNE 30,
                                                                    -----------------------------------
                                                                        2001                   2000
                                                                    -------------           -----------
                                                                                (UNAUDITED)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                   $ (6,571)              $    628
                                                                      --------               --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property, plant and equipment                            (2,105)                (5,646)
  Proceeds from sale of assets                                              16                  4,595
                                                                      --------               --------
     Net cash used in investing activities                              (2,089)                (1,051)
                                                                      --------               --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on long-term debt                                    (966)                  (732)
  Intercompany activities                                                9,802                  1,032
                                                                      --------               --------
    Net cash provided by financing activities                            8,836                    300
                                                                      --------               --------
NET INCREASE (DECREASE) IN CASH                                            176                   (123)
CASH AND CASH EQUIVALENTS, beginning of period                             549                    676
                                                                      --------              ---------
CASH AND CASH EQUIVALENTS, end of period                              $    725              $     553
                                                                      ========              =========

DISCLOSURE OF SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest                                                          $    182              $    242
    Income taxes                                                            18                    87

        The accompanying notes are an integral part of these statements.

                                      A-52

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

2. Organization and Basis of Presentation

         SRM Holdings  Corp.  ("SRM  Holdings" or "the  Company") is a wholly owned subsidiary of U.S. Aggregates, Inc. (a Delaware corporation, hereinafter referred to as "USAI"). SRM Holdings Corp. owns all of the outstanding shares of
Bradley Stone & Sand, Inc., BHY Ready Mix, Inc., Mulberry Rock Corporation, Bama
Crushed Corporation, and Grove Materials Corporation, and a majority of the outstanding shares of DeKalb Stone, Inc. The Company's primary business is producing and selling aggregates, primarily crushed stone, sand and gravel and associated aggregate-based materials.

         The accompanying unaudited condensed consolidated financial statements of SRM Holdings and subsidiaries have been prepared in accordance with the requirements for interim financial information. In the opinion of management, the interim financial information provided herein reflects all adjustments
(consisting of normal recurring accruals) necessary for a fair presentation of the results of operations for the interim periods. The results of operations for the six months ended June 30, 2001, are not necessarily indicative of the results to be expected for the full year.

         These condensed consolidated financial statements and the notes thereto should be read in conjunction with the consolidated financial statements for the year ended December 31, 2000.

3. Risk Factors

         The Company's business is seasonal with peak revenue and profits occurring primarily in the months of April through November. Bad weather conditions during this period could adversely affect operating income and cash flow and could therefore have a disproportionate impact on the Company's results for the full year. Quarterly results have varied significantly in the past and are likely to vary significantly from quarter to quarter in the future.
A majority of the Company's revenues are from customers who are in industries and businesses that are cyclical in nature and subject to changes in general economic conditions. In addition, since operations occur in a variety of geographic markets, the Company's business is subject to the economic conditions in each such geographic market. General economic downturns or localized downturns in the regions where the Company has operations, including any downturns in the construction industry, could have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company's operations are subject to and affected by federal, state and local laws and regulations including such matters as land usage, street and highway usage, noise level and health, safety and environmental matters. In many instances, various permits are required. Although management believes that the
Company is in compliance with regulatory requirements, there can be no assurance that the Company will not incur material costs or liabilities in connection with regulatory requirements.

         Certain of the Company's operations may from time to time involve the use of substances that are classified as toxic or hazardous substances within the meaning of these laws and regulations. Risk of environmental liability is inherent in the operation of the Company's business. As a result, it is possible that environmental liabilities will have a material adverse effect on the
Company in the future.

         The Company markets its aggregates products to customers in a variety of industries, including public infrastructure, commercial and residential construction contractors; producers of asphaltic concrete, ready-mix concrete, concrete blocks, and concrete pipes; and railroads. A substantial amount of the aggregates is used in publicly funded projects. A decrease or delay in government funding of highway construction and maintenance and other infrastructure projects could reduce sales and profits.

         On July 11, 2001 USAI entered into a definitive agreement to sell its southeastern operations (the Company) to Florida Rock Industries, Inc. (the
"Buyer") as more fully described in Note 6. Sale of Southeastern Operations.

                                      A-53

         The Company has relied upon its internally generated cash flow, including funds advanced by USAI, net proceeds from sales of assets, and existing credit facilities for capital projects to meet liquidity requirements necessary to fund operations, capital requirements and debt service.

         On August 14, 2001, USAI entered into an Eighth Amendment to its secured credit facility ("Credit Agreement") with its existing senior secured lenders pursuant to which the USAI received waivers of non-compliance with certain financial and non-financial covenants under the senior secured credit facility. Prior to the amendment USAI was not in compliance with a financial covenant under the Sixth Amendment to its senior secured credit facility that requires a minimum EBITDA (defined as net income before minority interests, interest expense, income tax expense, depreciation, depletion and amortization and non-cash restructuring charges incurred in connection with business closures and asset dispositions) of $5.5 million for the quarter ending June 30, 2001.
The actual EBITDA for this quarter was a loss of $28.0 million. USAI was also in default under the Seventh Amendment to its senior secured credit facility in that it did not repay the principal and capitalized interest due on its Term C loan by July 31, 2001. This Eighth Amendment also provides $3.0 million of additional liquidity to USAI. Amounts borrowed under the agreement together with
$6.0 million borrowed during the second quarter of 2001 pursuant to the Seventh
Amendment to the Credit Agreement are due on the earlier of September 30, 2001 or the consummation of the sale of the southeastern operations. The effectiveness of the Eighth Amendment is subject to certain conditions including receipt by the Company of definitive documentation of the forbearance agreement referred to in the next paragraph. The Eighth Amendment became effective on
September 5, 2001. In addition, on August 14, 2001, USAI received waivers of non-compliance with certain financial substantially equivalent covenants under the subordinated notes.

          In September 2000 the Company entered into three equipment acquisition agreement commitments with a financial institution, which provide for the financing of certain construction projects totaling approximately $13.7 million.
As of June 30, 2001, the financial institution has funded approximately $11.7 million under such commitments. Upon completion, the projects are to be converted to either operating leases or capital leases, at the Company's option.
Such amounts are included in the accompanying Condensed Consolidated Balance
Sheet as of June 30, 2001 as a current liability. Two of these projects provided for a completion date of May 31, 2001, which was not achieved and has resulted in an event of default under such agreements and cross defaults under certain of
USAI's other debt agreements. USAI and the Company had requested waivers of the defaults under such agreements as well as extensions of time periods necessary to complete such projects. The financial institution has agreed in principal to enter into a forbearance agreement, subject to definitive documentation, with
USAI and the Company which would i) waive all defaults under such agreements and
ii) provide an extension of the completion dates of such projects to September
30, 2001, provided that amounts funded under such agreements as well as other amounts outstanding under either operating or capital leases with the Company are paid off upon the sale of the USAI's southeastern operations. USAI and the
Company signed the final documentation to that forbearance agreement on August
23, 2001 and it became effective on September 4, 2001.

          If USAI is not able to complete the sale of its southeastern operations or complete the sale by September 30, 2001 USAI and the Company may need to obtain additional sources of financing. There can be no assurance that such financing will be available or, if available, on terms favorable to USAI or the Company. If USAI or the Company is unable to obtain such additional financing, there could be a material adverse effect on USAI's and the Company's business, financial condition and results of operations.

4. Long-Term Debt

         A summary of long-term debt is as follows:

                                                                         JUNE 30,          DECEMBER 31,
                                                                           2001                2000
                                                                    ------------------- ---------------
                                                                            (DOLLARS IN THOUSANDS)

Notes payable to former shareholders                                         333               1,000
Capital lease obligations                                                  2,576               2,875
Other                                                                        102                 102
                                                                         -------             -------
         Total long-term debt and capital lease obligations                3,011               3,978
Less:  Current portion                                                    (1,072)             (1,744)
                                                                         -------             -------
         Long-term debt and capital lease obligations,
         net of current portion                                           $1,939              $2,234
                                                                          ======              ======

                                      A-54

5. Shareholders' Equity

         The following Statement of Changes in Shareholders' Equity summarizes the Company's equity transactions between December 31, 2000 and June 30, 2001:

                            PREFERRED STOCK            COMMON STOCK       ADDITIONAL               TOTAL
                         --------------------        -----------------     PAID-IN   RETAINED   SHAREHOLDERS'
                          SHARES      AMOUNT          SHARES    AMOUNT     CAPITAL    EARNINGS     EQUITY
                         ---------    -------        ---------  ------     -------   ---------   ---------
                                                               (IN THOUSANDS)

BALANCE AT
DECEMBER 31, 2000         105,000       $   1          10,259       --       13,597     31,039     44,637

   Net loss                    --          --              --       --           --    (10,004)   (10,004)
                         --------     -------        ---------  ------     --------  ---------   ---------
BALANCE AT
JUNE 30, 2001             105,000       $   1          10,259    $  --    $  13,597   $ 21,035   $ 34,633
                         ========     =======        =========  ======    =========   ========   ========

5. Assets Held for Sale and Asset Impairment Charges

         During the second quarter of 2001, USAI made a decision to sell its southeastern operations. As a result, an evaluation for impairment of long-lived assets was performed. Based upon this analysis, the Company determined that the fair market value of these long-lived assets was less than the carrying value.
Accordingly, during the second quarter of 2001, the Company adjusted the carrying value of these assets to their estimated fair value (less estimated costs of sale) resulting in a non-cash impairment charge of $14.8 million. The fair market value excludes $15.0 million of potential proceeds to be placed in an escrow account as more fully described in Note 6. Sale of Southeastern
Operations. These assets (excluding accounts receivable, inventory and other current assets) totaling $91.3 million have been classified as Assets Held for
Sale in the Condensed Consolidated Balance Sheet at June 30, 2001.

6. Sale of Southeastern Operations

         On July 11, 2001 USAI entered into a definitive agreement to sell its southeastern operations to Florida Rock Industries, Inc. (the "Buyer"). The sale is subject to approval by USAI's shareholders, which is assured as a result of a shareholders agreement between the Buyer and the majority shareholder of USAI, and the waiver or expiration of any waiting periods under the Hart-Scott-Rodino
Antitrust Improvements Act of 1976, as amended, which has occurred, as well as other customary closing conditions. The aggregate purchase price to be received by USAI on the closing will be equal to $150 million plus or minus a working capital adjustment to be determined at closing, less approximately $30 million to cover certain liabilities assumed by Buyer or the payment of such liabilities, and less $15 million to be placed in an escrow account to be released upon the receipt of certain third-party waivers. There is no assurance that such waivers will be obtained.

         USAI will recognize a taxable gain on the sale of these assets, which will result in corporate federal tax. However, USAI estimates that the gain will be largely offset by losses available to USAI.

         There is no assurance that the sale of the southeastern operations will be consummated.

                                      A-55

7. Inventories

         Inventories consist of the following as of:

                                       JUNE 30,            DECEMBER 31,
                                        2001                   2000
                                      --------               --------
                                            (DOLLARS IN THOUSANDS)
Finished products                       $9,725                $9,830
Raw materials                               61                    93
Supplies and parts                         382                   395
Fuel                                        49                    39
                                       -------               --------
                                       $10,217               $10,357
                                       =======               =======

         Inventories are pledged as security under various USAI debt agreements.

8. Effective Tax Rate

         The Company uses an effective tax rate based on its best estimate of the tax rate expected to be applicable for the full fiscal year. This estimated rate is applied to the current year-to-date results to determine the interim provision for income taxes.

                                      A-56

                               SRM HOLDINGS CORP.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                        DECEMBER 31,      DECEMBER 31,
                                                                                           2000               1999
                                                                                        -----------       ------------

                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                              $      549       $      676
  Trade accounts receivable, net of allowance for doubtful accounts
    of $219 and $240, respectively                                                            6,169           11,095
  Notes and other receivables                                                                   399              343
  Inventories, net                                                                           10,357            6,782
  Prepaid expenses and other current assets                                                   1,836            1,688
                                                                                         ----------       ----------
    Total current assets                                                                     19,310           20,584
PROPERTY, PLANT AND EQUIPMENT, net                                                           72,147           72,567
INTANGIBLE ASSETS, net                                                                       10,542           11,920
OTHER ASSETS                                                                                  9,978            5,350
                                                                                         ----------       ----------
    Total assets                                                                         $  111,977       $  110,421
                                                                                         ==========       ==========
                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Trade accounts payable                                                                 $   12,538       $    9,216
  Accrued payroll                                                                               261              650
  Other accrued liabilities                                                                     975              170
  Income tax payable                                                                            162               64
  Current portion of long-term debt                                                           1,744               --
                                                                                         ----------       ----------
    Total current liabilities                                                                15,680           10,100
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion                          2,234            1,102
DEFERRED INCOME TAXES, net                                                                   11,773           10,068
OTHER                                                                                           213               97
                                                                                         ----------       ----------
    Total liabilities                                                                        29,900           21,367
                                                                                         ----------       ----------
INTERCOMPANY ACCOUNTS                                                                        37,429           50,751
                                                                                         ----------       ----------
MINORITY INTEREST, net                                                                           11               12
                                                                                         ----------       ----------
SHAREHOLDERS' EQUITY:
  Common stock                                                                                   --               --
  Additional paid-in capital                                                                 13,597           13,597
  Preferred Stock                                                                                 1                1
  Retained earnings                                                                          31,039           24,693
                                                                                         ----------       ----------
  Total shareholders' equity                                                                 44,637           38,291
                                                                                         ----------       ----------
    Total liabilities, intercompany accounts, minority
      interest and shareholders' equity                                                  $  111,977       $  110,421
                                                                                         ==========       ==========

        The accompanying notes are an integral part of these statements.

                                      A-57

                               SRM HOLDINGS CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------
                                                              2000                    1999
                                                          ------------             -----------

NET SALES                                                 $ 92,568                  $ 92,678
COST OF PRODUCTS SOLD                                       66,172                    60,717
                                                          --------                  --------
      Gross profit                                          26,396                    31,961
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                 8,362                    10,432
DEPRECIATION, DEPLETION AND AMORTIZATION                     4,298                     3,588
                                                          --------                  --------
      Income from operations                                13,736                    17,941
OTHER INCOME (EXPENSES):
   Interest, net                                            (2,068)                   (4,477)
   Management fee                                           (1,595)                   (1,645)
   Other, net                                                 (311)                        6
                                                          --------                  --------
       Income before income taxes and
         minority interest                                   9,762                    11,825
PROVISION FOR INCOME TAXES                                  (3,417)                   (4,252)
                                                          --------                  --------
       Income before minority interest                       6,345                     7,573
MINORITY INTEREST                                                1                        (1)
                                                          --------                  --------
       Net income                                         $  6,346                  $  7,572
                                                          ========                  ========

        The accompanying notes are an integral part of these statements.

                                      A-58

                               SRM HOLDINGS CORP.
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                PREFERRED STOCK        COMMON STOCK            ADDITIONAL                             TOTAL
                               -----------------    ---------------------      PAID-IN        NOTES       RETAINED  SHAREHOLDERS'
                                SHARES   AMOUNT      SHARES      AMOUNT         CAPITAL     RECEIVABLE    EARNINGS    EQUITY
                               --------- --------   --------    ----------      --------     ----------    ---------  --------

BALANCE AT
 DECEMBER 31, 1998              105,000   $     1     10,259     $    --        $ 12,521     $  (100)     $ 17,121    $ 29,543
  Additional investment              --        --         --          --           1,076         100            --       1,176
  Net income                         --        --         --          --              --          --         7,572       7,572
                               --------   -------    -------     -------        --------     -------      --------    --------
BALANCE AT
 DECEMBER 31, 1999              105,000         1     10,259          --          13,597          --        24,693      38,291
 Net income                          --        --         --          --              --          --         6,346       6,346
                               --------   -------    -------     -------        --------     -------      --------    --------
BALANCE AT
 DECEMBER 31, 2000              105,000    $    1     10,259     $    --        $  13,597    $    --      $ 31,039    $ 44,637
                               ========   =======   ========     =======        =========    =======      ========    ========

        The accompanying notes are an integral part of these statements.

                                      A-59

                               SRM HOLDINGS CORP.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                             --------------------------------
                                                                                 2000                 1999
                                                                             -----------           ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                $   6,346              $  7,572
  Adjustments to reconcile net income
    to net cash provided by operating activities:
      Depreciation, depletion and amortization                                  4,298                 3,588
      Provision for doubtful accounts, net                                        (21)                   77
      Deferred income taxes                                                     1,705                 3,228
      Gain on disposal of fixed assets and real estate                         (2,022)                  (54)
      Minority interest                                                            (1)                    1
      Change in operating assets and liabilities:
        Trade accounts, notes and other receivables                             4,891                  (690)
        Inventories                                                            (3,575)               (2,452)
        Prepaid expenses and other                                             (4,881)               (4,537)
        Trade accounts payable and accrued liabilities                          3,638                 1,107
        Income taxes payable                                                       97                   244
        Other                                                                     416                   (96)
                                                                            ---------              --------
        Net cash provided by operating activities                              10,891                 7,988
                                                                            ---------              --------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to property, plant and equipment                                (10,121)              (16,448)
    Acquisition of subsidiaries, net of cash acquired                              --                (1,076)
    Proceeds from sale of property, plant & equipment                          14,078                   592
                                                                            ---------              --------
        Net cash provided by (used in) investing activities                     3,957               (16,932)
                                                                            ---------              --------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Principal payments on long-term debt                                       (1,654)               (1,000)
    Proceeds from sale of stock, net                                               --                 1,076
    Intercompany activities                                                   (13,321)                9,010
                                                                            ---------              --------
     Net cash (used in) provided by financing activities                      (14,975)                9,086
                                                                            ---------              --------
NET (DECREASE) INCREASE IN CASH                                                  (127)                  142
CASH AND CASH EQUIVALENTS, beginning of period                                    676                   534
                                                                            ---------              --------
CASH AND CASH EQUIVALENTS, end of period                                    $     549              $    676
                                                                            =========              ========
DISCLOSURE OF SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid during the period for:
    Interest                                                                $     579              $    744
     Taxes                                                                         87                    96

        The accompanying notes are an integral part of these statements.

                                      A-60

                               SRM HOLDINGS CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

1. BUSINESS

         SRM Holdings  Corp.  ("SRM  Holdings" or "the  Company") is a wholly owned subsidiary of U.S. Aggregates, Inc. (a Delaware corporation, hereinafter referred to as "USAI"). Its wholly owned subsidiary, SRM Aggregates, Inc. (an
Alabama corporation based in Birmingham, Alabama, hereinafter referred to as
"SRM") represents its only significant asset. SRM's primary business is producing and selling aggregates, primarily crushed stone, sand and gravel and associated aggregate-based materials.

RISK FACTORS RELATING TO THE COMPANY'S BUSINESS AND INDUSTRY

         The Company's business is seasonal, with peak revenue and profits occurring primarily in the months of April through November. Bad weather conditions during this period could and did adversely affect operating income and cash flow and had a disproportionate impact on the Company's results for the full year. Quarterly results have varied significantly in the past and are likely to vary significantly from quarter to quarter in the future.
A majority of the Company's revenues are from customers who are in industries and businesses that are cyclical in nature and subject to changes in general economic conditions. In addition, since operations occur in a variety of geographic markets, the Company's business is subject to the economic conditions in each geographic market. General economic downturns or localized downturns in the regions where the Company has operations, including any downturns in the construction industry, could and did have a material adverse effect on the
Company's business, financial condition and results of operations.

         The Company's operations are subject to and affected by federal, state and local laws and regulations including such matters as land usage, street and highway usage, noise levels and health, safety and environmental matters. In many instances, various permits are required. Although management believes that the Company is in compliance with regulatory requirements, there can be no assurance that the Company will not incur material costs or liabilities in connection with regulatory requirements.

         Certain of the Company's operations may from time to time involve the use of substances that are classified as toxic or hazardous within the meaning of certain federal, state or local laws and regulations. Risk of environmental liability is inherent in the operation of the Company's business. As a result, it is possible that environmental liabilities will have a material adverse effect on the Company in the future.

         The Company markets its aggregates products to customers in a variety of industries, including public infrastructure, commercial and residential construction contractors; producers of asphaltic concrete, ready-mix concrete, concrete blocks, and concrete pipes; and railroads. A substantial amount of the aggregates is used in publicly funded projects. A decrease or delay in government funding of highway construction and maintenance and other infrastructure projects could and did reduce sales and profits.

         A material rise in the price or a material decrease in the availability of oil could and did adversely affect operating results. The cost of asphalt is correlated to the price of oil. Any increase in the price of oil might result in the Company's customers using less asphalt. A material increase in the price of oil could also lead to higher gasoline costs which could increase the Company's operating costs. These increases may not be accepted by customers in the form of higher prices.

         The Company believes that its internally generated cash flow (including the sales of assets) and access to existing credit facilities are sufficient to meet liquidity requirements necessary to fund operations, capital requirements and debt service. To the extent these sources of liquidity are not available or fall short of expectations, the Company may need to obtain additional sources of financing. There can be no assurance that such financing will be available or, if available, on terms favorable to the Company. If the Company is unable to obtain such additional financing, there could be a material adverse effect on the Company's business, financial condition and results of operation.

                                      A-61

2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of SRM
Holdings and its subsidiaries. All significant intercompany balances and transactions have been eliminated. One of the executives has a minority interest in Dekalb Stone, Inc., a corporation in which the Company is the majority shareholder.

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

         Cash and cash equivalents represent funds on deposit in non-interest and interest-bearing operating and/or highly liquid investment accounts, with original maturities of three months or less.

INVENTORIES

         Inventories are stated at the lower of average manufactured cost (which approximates the first-in, first-out method of accounting) or market. Average manufactured cost includes all direct labor and material costs and those indirect costs specifically related to aggregate production, including indirect labor, repairs, depreciation and depletion.

PROPERTY, PLANT, AND EQUIPMENT

         Property, plant and equipment are stated at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets, which are as follows:

                  Buildings                                         40  years
                  Plant and equipment                             10-30 years
                  Transportation and delivery equipment            4-15 years
                  Furniture and fixtures                           5-10 years

         Expenditures for development, renewals and betterments of developing quarries and gravel pits are capitalized and amortized on the units-of-production method over the estimated remaining recoverable reserves or over the remaining lives of the leases if the properties are leased. Depletion of acquired or leased mineral deposits is calculated on the units-of-production method over the estimated remaining recoverable reserves. Repairs and maintenance that do not improve or extend the lives of the assets are charged against operations or included in the inventory overhead pool in the year benefited. When properties are retired or otherwise disposed of, related costs and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in operations.

INTANGIBLES

         Goodwill is amortized on a straight-line basis over 40 years. Covenants not to compete are amortized on a straight-line basis over the life of the agreement. Deferred finance charges are amortized on a straight-line basis over the life of the related loan. As of December 31, 2000 and 1999, the accumulated amortization applicable to the intangible assets was $3,061 and $2,391, respectively.

                                      A-62

ACCRUED SELF-INSURANCE OBLIGATIONS

         It is the policy of the Company to self-insure  for employee health and prescription benefits. Provisions are made for estimated settlements,  including incurred  but not  reported  losses.  The methods of making such  estimates  and establishing the resulting accrued liabilities are reviewed frequently,  and any adjustments  resulting  there from are  reflected in current  earnings.  Accrued liabilities for future claims are not discounted.

RECLASSIFICATIONS

         Certain  prior-year  amounts have been reclassified to conform with the current-year presentation.

ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS

         The Company  accounts for  long-lived  assets  pursuant to Statement of
Financial  Accounting  Standards ("SFAS") No. 121, Accounting for the Impairment
of Long-Lived  Assets and for  Long-Lived  Assets to Be Disposed Of. The Company
evaluates its plant and other long-term assets for impairment and assesses their
recoverability   based  upon  anticipated   future  cash  flows.  If  facts  and
circumstances  lead the Company's  management to believe that the cost of one of its assets may be  impaired,  the Company  will (a) evaluate the extent to which that cost is  recoverable  by  comparing  the  future  undiscounted  cash  flows estimated to be associated  with that asset to the asset's  carrying  amount and
(b)  write-down  that carrying  amount to market value or  discounted  cash flow value to the extent necessary.

VALUATION ACCOUNTS

         Below is a summary of the changes in the Company's  valuation  accounts for 2000 and 1999:

                                                    ADDITIONS
                                     BEGINNING  -------------------                  ENDING
                                      BALANCE   ACQUIRED   PROVIDED   DEDUCTIONS    BALANCE
                                      -------   --------   --------   ----------    --------

2000
  Allowance for doubtful accounts     $  240    $     --   $      1   $      (22)   $   219
1999
  Allowance for doubtful accounts     $  163    $     --   $    186   $     (109)   $   240

         Deductions include all charges against reserves.  These deductions were made in the normal  course of business  and only for the  specific use for which the reserve was identified and intended.

RECLAMATION COSTS

         Quarry and pit  reclamation  costs are treated as normal  ongoing costs and are expensed as incurred.

ENVIRONMENTAL MATTERS

         Remediation costs are accrued based on estimates of known environmental
remediation  exposure.   Ongoing  environmental   compliance  costs,   including
maintenance  and  monitoring   costs,  are  expensed  as  incurred.   Any  other
environmental  costs  are  recorded  in  the  period  which  the  amount  can be reasonably  estimated.  Among  the  variables  that  management  must  assess in
evaluating  costs  associated  with   environmental   issues  are  the  evolving
regulatory  standards.  It is  impossible  to quantify the impact of all actions regarding  environmental  matters,  particularly  the  extent and cost of future remediation and other compliance efforts.  However, the Company currently has no known  material  liabilities  in connection  with expected  remediation or other environmental-related costs.

                                      A-63

INCOME TAXES

         The Company  accounts for income taxes in accordance  with Statement of
Financial  Accounting Standards No. 109 (SFAS 109). Under SFAS 109, deferred tax
assets  and  liabilities   are  recognized  for  the  future  tax   consequences
attributable  to differences  between the financial  statement and tax bases, as well as the effect of operating loss and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period of change.

REVENUE RECOGNITION

         Revenues are recognized at the time the related  products are delivered or when title  passes.  Contract  revenues  and costs are  recognized  under the percentage-of-completion method, measured by the percentage of costs incurred to date as a percentage of estimated  total costs for each  contract.  Revisions in cost  estimates  during the course of a contract are reflected in the accounting period in which the  change of costs  becomes  known.  Provision  for  estimated losses on incomplete contracts is made in the period in which such losses become evident.

FINANCIAL INSTRUMENTS

         The  Company's  financial   instruments  consist  of  cash,  short-term
accounts  receivable,  accounts  payable  and debt for  which  current  carrying amounts are equal to or approximate fair market value.

COSTS OF START-UP ACTIVITIES

         In April 1998, the American  Institute of Certified Public  Accountants
(the  "AICPA")  issued  Statement  of Position  98-5,  Reporting on the Costs of
Start-Up  Activities ("SOP 98-5").  Effective January 1, 1999, SOP 98-5 requires that all costs related to certain start-up activities,  including organizational costs, be expensed as incurred.

NEW ACCOUNTING PRONOUNCEMENTS

         The  Emerging  Issues  Task Force  issued  No.  00-10,  Accounting  for
Shipping and Handing Fees and Costs ("EITF  00-10),  which requires that amounts billed to customers  related to shipping and handling be  classified  as revenue and that the  related  costs  should be  included  in costs of goods  sold.  The
Company previously  reported a portion or its shipping revenue as a reduction of shipping costs. The Company adopted EITF 00-10 in the fourth quarter of 2000 and has reflected the impact of this  pronouncement in the financial  statements for all periods presented  herein.  The Company reports freight and delivery charges as sales and the  related  cost of freight  and  delivery is reported as cost of products sold. Gross profit has not changed from amounts that have been reported prior to the adoption of EITF 00-10.  The adoption of this  resulted in addition sales and costs of products sold of $12,833 in 2000,  $10,411 in 1999 and $8,595 in 1998.

3.       INVENTORIES

         Inventories consist of the following as of December 31:

                                                  2000           1999
                                                --------       --------
Finished products                               $  9,830       $  5,747
Raw materials                                         93            694
Supplies and parts                                   395            253
Fuel                                                  39             88
                                                --------       --------
                                                $ 10,357       $  6,782
                                                ========       ========

         Inventories are pledged as security under various debt agreements.

                                      A-64

4.       PROPERTY, PLANT AND EQUIPMENT

         Property,  plant and equipment  consist of the following as of December
31:

                                                       2000           1999
                                                     --------       --------
     Land and improvements                           $ 11,076       $ 10,569
     Mineral deposits                                   7,467          6,197
     Plant and equipment                               59,459         56,323
     Furniture and fixtures                             4,095          2,495
     Construction in progress                             800          9,040
                                                     --------       --------
                                                       82,897         84,624
     Less: Accumulated depreciation and depletion     (10,750)       (12,057)
                                                     --------       --------
                                                     $ 72,147       $ 72,567
                                                     ========       ========

         The Company capitalized interest costs of $817 in 2000 and $987 in 1999 with respect to qualifying construction projects.

         Property,  plant and equipment are pledged as security for various debt agreements.

5.       INTANGIBLES

         Intangibles consist of the following as of December 31:

                                                       2000           1999
                                                     --------       --------
         Goodwill                                    $  8,761       $  9,493
         Non-Compete                                       89            249
         Deferred Finance Charge                        1,692          2,178
                                                     --------       --------
                                                     $ 10,542       $ 11,920
                                                     ========       ========

6.       LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS

         Long-term debt and capital lease obligations  consists of the following as of December 31:

                                                       2000           1999
                                                     --------       --------
         Notes payable to former shareholders        $  1,000       $  1,000
         Capital lease obligations                      2,876             --
         Other                                            102            102
                                                     --------       --------
           Total long-term debt and capital lease
             obligations                                3,978          1,102

         Less: Current portion
           Long-term debt and capital lease
             obligations, net of current portion       (1,744)            --
                                                     --------       --------
                                                     $  2,234       $  1,102
                                                     ========       ========

NOTES PAYABLE TO FORMER SHAREHOLDERS

         In connection  with the acquisition of certain  companies,  the Company has issued notes payable to the selling  shareholders.  These notes payable bear interest at the rate of 8.00 percent per annum and mature in 2001.

                                      A-65

CAPITAL LEASE OBLIGATIONS

         The Company financed equipment  purchases through various capital lease obligations  expiring through 2003.  These  obligations bear interest at various rates ranging from 6.4 percent and 8.2 percent per annum.

OTHER DEBT

         Other debt consists of a subordinated  promissory note in the amount of
$102 payable by Dekalb to one of its former  minority  investors.  Interest at a rate of 10 percent per annum is payable at maturity.

SCHEDULED PAYMENTS OF LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS

         Scheduled  long-term debt and capital lease obligations  maturities are as follows:

YEAR ENDED DECEMBER 31
----------------------

2001                                              $   1,744
2002                                                    955
2003                                                  1,177
2004                                                     --
2005                                                     --
Thereafter                                              102
                                                  ---------
                                                  $   3,978
                                                  =========
7.       EMPLOYEE BENEFIT PLANS

U.S. AGGREGATES INC. 401(K) PLAN

         All full-time employees other than certain union employees are eligible to  participate  in the  U.S.  Aggregates,  Inc.  401(k)  Plan.  USAI  may  make discretionary  contributions  each  year.  Participants  increase  their  vested interest in these discretionary  contributions based upon years of employment in which at least 1,000 hours are worked,  and they become  fully vested after five years. Participants are fully vested in their contributions. For the years ended
December 31, 2000,  1999 and 1998, USAI provided  contributions  of $0, $359 and
$334, respectively.

SRM

         SRM maintains a benefit plan partially funded by key-man life insurance for  current  and  former  key  employees  of SRM.  Benefits  under the plan are discretionary  and are payable over a ten-year  period upon retirement at age 65 or upon death.  As of December 31,  2000,  1999 and 1998,  the present  value of long-term benefits payable are $46, $42 and $76, respectively.

8.       INCOME TAXES

         The Company files a consolidated return with its parent company.  Taxes are recorded at the parent's  rates.  Significant  components  of the  Company's deferred tax assets and liabilities  include accruals and reserves,  alternative minimum tax credit,  net operating  loss,  depreciation  ad depletion,  and book basis in fixed assets over tax basis.

                                      A-66

9.       COMMITMENTS AND CONTINGENCIES

2001                                              $   6,895
2002                                                  7,005
2003                                                  6,929
2004                                                  6,648
2005                                                  5,287
Thereafter                                           46,365
                                                  ---------
                                                  $  79,129
                                                  =========

         The Company  leases office  facilities,  trucks,  equipment and certain quarry sites under  operating  lease  arrangements.  Lease  expense  (other than royalties) was $3,857 and $2,864 for the years ended December 31, 2000 and 1999, respectively.  Total future minimum rentals under noncancelable operating leases as of December 31, 2000 are:

         The Company operates several quarries on land owned entirely or in part by unrelated  third parties.  Pursuant to related  agreements,  the Company pays monthly  royalties to the owner based on the quantity of  aggregates  sold.  The initial terms of these agreements range from 5 to 40 years and generally include renewal  options.  The minimum royalty payments are included in the above table.
Royalty  expenses  recorded  pursuant  to  these  arrangements  in 2000 and 1999 totaled $5,423 and $4,393, respectively.

         The Company is subject to various laws and regulations  relating to the protection of the environment. It is not possible to quantify with certainty the potential impact of actions regarding  environmental  matters,  particularly any future remediation and other compliance  efforts.  In the opinion of management, future  compliance with existing  environmental  protection laws will not have a material  adverse effect on the financial  condition or results of operations of the Company.

         The Company has a quarry under  development in DeKalb  County,  Georgia which is inactive but currently  permitted as a  dimensional  stone quarry site.
The Company  intends to file a lawsuit  against  the county  regarding a dispute over the issuance of a blasting permit to start a crushed stone  operation.  The
DeKalb site  development-stage  activities to date have  consisted  primarily of site  preparation  work such as road  construction,  the placement of scales and legal  fees.  DeKalb has also made  advance  minimum  royalty  payments  under a sublease  agreement to be applied against  payments due upon the commencement of operations at this site.  Capitalized  costs as of December 31, 2000 and 1999 in connection with this site were $1,794 and $1,636, respectively. Management feels that they will eventually open the quarry;  however, in the event that DeKalb is not permitted to conduct  operations  at this quarry,  the quarry will likely be leased to a dimensional stone producer.

         The  Company is subject to various  legal  proceedings  and claims that have arisen in the  ordinary  course of its  business  and have not been finally adjudicated.  In the opinion of  management,  the ultimate  resolution  of these issues  would not have a  material  adverse  effect on the  Company's  financial condition or results of operations.

10.      RELATED-PARTY TRANSACTIONS

         An  executive  officer  and  director  of the  Company  has a  minority interest  in Dekalb  Stone,  Inc.,  a company  in which U.S.  Aggregates  is the majority shareholder.

         All related-party  transactions are considered to be conducted at arm's length.

                                      A-67

                                     ANNEX B
                                     -------

                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                              SRM AGGREGATES, INC.,
                           BRADLEY STONE & SAND, INC.,
                              BHY READY MIX, INC.,
                               DEKALB STONE, INC.,
                           MULBERRY ROCK CORPORATION,
                            BAMA CRUSHED CORPORATION,
                           GROVE MATERIALS CORPORATION

                                       and

                              U.S. AGGREGATES, INC.

                                       AND

                          FLORIDA ROCK INDUSTRIES, INC.

                            DATED AS OF JULY 11, 2001

                                -----------------

                                                                            PAGE
                                                                            ----

                                       i

                                -----------------
                                   (continued)

                                                                            PAGE
                                                                            ----

                                       ii

                                -----------------
                                   (continued)

                                                                            PAGE
                                                                            ----

                                      iii

                            ASSET PURCHASE AGREEMENT

      This ASSET PURCHASE  AGREEMENT  (this  "Agreement") is made as of July 11,
2001 by and among SRM AGGREGATES, INC., an Alabama corporation,  BRADLEY STONE &
SAND,  INC.,  a  Tennessee  corporation,   BHY  READY  MIX,  INC.,  a  Tennessee
corporation,   DEKALB  STONE,  INC.,  a  Georgia   corporation,   MULBERRY  ROCK
CORPORATION,  a  Georgia  corporation,  BAMA  CRUSHED  CORPORATION,  an  Alabama
corporation,   GROVE  MATERIALS   CORPORATION,   a  Georgia   corporation  (each
individually a "Seller" and collectively "Sellers"), and U.S. AGGREGATES,  INC., a Delaware corporation ("Parent"), and FLORIDA ROCK INDUSTRIES,  INC., a Florida
corporation ("Buyer").

      Sellers are engaged in the  business of  producing  ready mix concrete and aggregates  consisting of crushed stone, sand and gravel at the  below-described
Facilities (the "Business").

      Subject to the terms and conditions set forth in this  Agreement,  Sellers desire to sell to Buyer,  and Buyer desires to acquire from Sellers,  all of the assets of the Business  (other than the Excluded Assets (as that term is defined in SECTION 1.2 below)), and Sellers desire to assign to Buyer, and Buyer desires to assume from Sellers, certain of the liabilities of the Business.

      NOW,  THEREFORE,  in  consideration  of the premises  and mutual  promises herein  made  and  other  good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged,  the parties hereto,  intending to be legally bound, agree as follows

                                   ARTICLE I

                                BASIC TRANSACTION

            1.1   PURCHASE  AND SALE OF ASSETS.  On and subject to the terms and conditions of this  Agreement,  at the Closing (as hereinafter  defined),  Buyer shall  purchase  from  Sellers,  and Sellers  shall sell,  transfer,  convey and deliver to Buyer,  all  right,  title and  interest  of Sellers in and to all of their assets and property (other than the Excluded Assets) to the extent related to the Business (the "Acquired Assets"), including, without limitation:

                  (a)   all cash, cash equivalents and marketable securities;

                  (b)   all accounts,  notes and other receivables to the extent
relating to the Business;

                  (c)   all  raw  materials  and  supplies,   manufactured   and
purchased  parts,  work-in-process,  finished goods and other items of inventory relating to the Business;

                  (d)   all machinery, equipment, furniture, fixtures, leasehold
improvements,  vehicles,  tooling,  molds,  dies  and  other  tangible  personal property  located  at the

below-described  Facilities and owned by any of the Sellers,  including  without limitation the tangible  personal  property  listed on SCHEDULE  1.1(c) attached hereto;

                  (e)   all fee,  leasehold and other interests in real property
set forth on the Owned Real  Property  Schedule  (as defined in SECTION 5.9) and the Leased Real Property Schedule (as defined in SECTION 5.9) (collectively, the
"Facilities") attached hereto;

                  (f)   all  Intellectual  Property  (as  hereinafter  defined),
trade  secrets,  know-how,  technology,  designs,  formulae  and  other  similar intangible  assets,  goodwill  associated  therewith,  licenses and  sublicenses granted  and  obtained  with  respect  thereto and rights  thereunder,  remedies against  infringements  thereof and rights to  protection  of interests  therein under  the laws of all  jurisdictions,  in each  case,  relating  solely  to the
Business;

                  (g)   all    agreements,    contracts,    leases,    licenses,
commitments,  purchase orders and other similar  arrangements  (x) referenced on the Contracts  Schedule (as defined in SECTION  5.12) and (y) not  referenced on the Contracts Schedule due solely to the specific dollar threshold  contained in
SECTION 5.12 below;

                  (h)   all prepayments,  deposits and prepaid expenses relating
to the  Business to the extent any benefit  therefrom  inures to Buyer after the
Closing;

                  (i)   all claims, refunds, causes of action, choses in action,
rights of recovery,  rights of set off and rights of  recoupment  of any kind to the extent  relating to the Business  (other than those  related to the Excluded
Assets or Excluded Liabilities), including all claims of Sellers with respect to prospective sites to be acquired for the Business;

                  (j)   all franchises,  approvals,  permits,  licenses, orders,
registrations,   certificates,   variances  and  similar  rights  obtained  from
governments  and  governmental  agencies  relating solely to the Business to the extent transferable; and

                  (k)   all   books,   records,   ledgers,   files,   documents,
correspondence, lists, drawings, and specifications, advertising and promotional materials,  studies,  reports,  and other  printed or written  materials  to the extent relating to the Business.

            1.2   EXCLUDED ASSETS.  Notwithstanding the foregoing  provisions of
SECTION 1.1 above,  the Acquired  Assets shall not include any of the  following assets and  property  of Sellers  (the  "Excluded  Assets"),  which shall not be conveyed to Buyer:

                  (a)   [Intentionally omitted.]

                  (b)   Sellers' insurance policies and rights thereunder;

                  (c)   Sellers' corporate  charters and bylaws,  qualifications
to conduct  business  as a foreign  corporation,  arrangements  with  registered agents  relating to foreign  qualifications,  taxpayer and other  identification numbers, seals, minute books, stock transfer books, blank stock certificates and other  documents  relating to the  organization,  maintenance,  and existence of
Sellers as corporations;

                  (d)   all claims,  deposits,  prepayments,  refunds, causes of
action, choses in action,  rights of recovery,  rights of set off, and rights of
recoupment  with  respect  to  any  Excluded  Asset  or  a  Excluded   Liability
(including,  without  limitation,  with respect to insurance policies and Income
Taxes);

                  (e)   all rights of Sellers  arising under this  Agreement and
under any other  agreement  between Buyer and Sellers entered into in connection with this Agreement;

                  (f)   any equity interest in Sellers;

                  (g)   any  asset of the  Business  that is  consumed,  sold or
disposed of in the ordinary course of business prior to the Closing Date; and

                  (h)   any  "employee  benefit  plan,"  any  "employee  welfare
benefit  plan" and any "employee  pension  benefit plan" of the Sellers (as that term is defined in Sections 3(1), 3(2) and 3(3) of ERISA).

            1.3   ASSUMPTION  OF  LIABILITIES.  On and  subject to the terms and conditions  of this  Agreement,  at the  Closing,  Buyer  (or such  wholly-owned subsidiaries of Buyer as the Buyer may identify prior to the Closing Date) shall expressly assume each of the following  liabilities and obligations,  whether or not accrued, whether arising before, on or after the Closing Date, regardless of
when  asserted  (the  "Assumed   Liabilities"),   but  not  including   Excluded
Liabilities, in each case, to the extent relating to the Business:

                  (a)   all  accounts  payable  to the  extent  set forth on the
Closing Balance Sheet (as that term is defined in SECTION 1.6(c)(II) below) (the
"Accounts Payable");

                  (b)   all current  liabilities  and expenses to the extent set
forth on the Closing Balance Sheet;

                  (c)   all obligations and liabilities of the Sellers under the
agreements,  contracts, leases, licenses, commitments, purchase orders and other similar  arrangements  (x)  referenced  on the  Contracts  Schedule,  or (y) not referenced  on the  Contract  Schedule  due to the  specific  dollar  thresholds contained in SECTION 5.12 below (including,  without limitation,  the obligation to perform under such agreements,  contracts, leases, licenses,  commitments and other similar arrangements),  to the extent such obligations and liabilities are attributable  to periods from and after the Closing Date or are reflected on the
Closing Balance Sheet;

                  (d)   all obligations and liabilities of the Sellers under the
Leases  (as  that  term  is  defined  in  SECTION  5.9(b))  (including,  without limitation,  the  obligation  to perform  under such  Leases) to the extent such obligations  and  liabilities  are  attributable  to periods  from and after the
Closing Date or are reflected on the Closing Balance Sheet;

                  (e)   all    obligations    and   liabilities   for   refunds,
advertising,  coupons, adjustments,  allowances, repairs, exchanges, returns and warranty,  merchantability  and other  claims  to the  extent  reflected  on the
Closing Balance Sheet;

                  (f)   all liabilities  arising under the debt  obligations and
leases set forth on SCHEDULE  1.3(f)  attached  hereto to the extent not paid or prepaid at Closing (all  liabilities  described in this SECTION  1.3(f) that are not paid or prepaid at the Closing hereinafter  collectively called the "Assumed
Indebtedness"); and

                  (g)   all other  liabilities  and  obligations  of the Sellers
relating to the Business  set forth on the  Schedules  attached  hereto (as such schedules  may be amended,  with the consent of the Buyer,  prior to the Closing
Date) to the extent such obligations and liabilities are attributable to periods from and after the Closing Date or are reflected on the Closing Balance Sheet.

            1.4   EXCLUDED LIABILITIES. Notwithstanding anything to the contrary contained in this Agreement or any of the schedules attached hereto, Buyer shall not assume or be liable for any  obligations or liabilities of Sellers or Parent other than the  Assumed  Liabilities  (the  "Excluded  Liabilities"),  including without limitation the following obligations and liabilities:

                  (a)   any  liabilities  for Income Taxes (as defined below) of
Parent or Sellers  arising from the operation of the Business on or prior to the
Closing Date;

                  (b)   any liability for intercompany  advances from Sellers to
the Business;

                  (c)   all  liabilities to the extent  relating to any Excluded
Asset;

                  (d)   any obligation or liability of Parent or Sellers arising
under this  Agreement  and under any other  agreement  between Buyer and Sellers entered into in connection with this Agreement;

                  (e)   all liabilities arising from or related to any claims or
actions asserted against Parent and/or its Subsidiaries (as that term is defined in SECTION  5.5 below) by or on behalf of  holders  of  securities  of Parent in connection with the ownership of such securities;

                  (f)   all  liabilities  of Parent or the  Sellers  (i) arising
from the offsite disposal of Hazardous  Substances generated or used on or prior to the Closing Date by Sellers or any of their  predecessors  or (ii) arising in connection with any violation of any Environmental  Requirement (as that term is defined in SECTION  5.20)  arising  from or relating  to any former  facility or former property of the Sellers or any of their predecessors;

                  (g)   except for the indebtedness and liabilities set forth in
SCHEDULE 1.3(f),  all indebtedness or other obligations of Parent or the Sellers for  borrowed  money  and all  obligations  of the  Sellers  arising  under  any promissory notes or capital leases (other than the Leases);

                  (h)   all liabilities of Parent or the Sellers arising from or
related to the following  lawsuit:  CHARLES  SMITH,  ET AL. V. U.S.  AGGREGATES,
INC., ET AL., No. CV-2000-291, in the Circuit Court of Colbert County, Alabama;

                  (i)   all liabilities of Parent or the Sellers arising from or
related to any  "employee  benefit plan" as that term is defined in Section 3(3)
of ERISA;

                  (j)   all liabilities of the Sellers for all claims, costs and
assessments under worker's compensation laws that are made or incurred by any of the  Employees  (as that term is defined in SECTION  5.17(a))  after the Closing
Date but made with respect to injuries  incurred by the  Employees  prior to the
Closing Date; and

                  (k)   all liabilities of the Sellers for all "welfare  benefit
claims,"  costs and  assessments  under any welfare  benefit plan (as defined in
Section 3(1) of ERISA) which provides  medical,  health,  disability,  accident,
life  insurance,  death,  dental  or  other  welfare  benefits,   including  any
post-employment benefits or retiree medical, health, disability,  accident, life insurance or other such benefits and claims under a "cafeteria  plan" as defined in Section  125(d) of the Internal  Revenue Code of 1986,  as amended,  that are made or incurred by any of the Employees  prior to the Closing Date but that are payable to any of the Employees on or after the Closing Date.

For purposes of this SECTION  1.4,  "Income Tax" shall mean any federal,  state, county, local or foreign income, franchise,  alternative minimum, add-on minimum or other Tax measured by net income,  together with all  interest,  penalties or additions to Tax or other  assessments  imposed with respect thereto  (including any transferee or secondary  liability for any Income Tax and any liability with respect  thereto arising as a result of being (or ceasing to be) a member of any affiliated,  consolidated,  combined  or unitary  group (or being  included,  or required to be included,  in any Tax Return  relating  thereto),  as well as any liability under any tax sharing agreement with respect thereto)

            1.5   NONASSIGNABLE CONTRACTS; MINORITY STOCK INTERESTS.

                  (a)   Notwithstanding   anything   set  forth  herein  to  the
contrary, no contracts,  properties,  rights or other assets of Sellers shall be deemed to be sold,  transferred  or assigned to Buyer pursuant to this Agreement if the  attempted  sale,  transfer or  assignment  thereof to Buyer  without the consent or approval of another party or governmental entity would be ineffective or would constitute a breach of contract or a violation of any law or regulation or would in any other way materially and adversely  affect the rights of Sellers
(or Buyer as  transferee  or  assignee)  and such  consent  or  approval  is not obtained on or prior to the Closing Date (the  "Unobtained  Consents").  In such case, to the extent reasonably  possible:  (a) the beneficial  interest in or to such  contracts,  properties  or other  assets  (collectively,  the  "Beneficial
Rights")  shall in any event  pass as of the  Closing  Date to Buyer  under this
Agreement,  and (b) pending  such  consent or  approval,  Buyer shall  assume or discharge the liabilities of Sellers under such  Beneficial  Rights as agent for
Sellers,  and  Sellers  shall act as Buyer's  agent in receipt of any  benefits, rights or interests received from the Beneficial Rights. Buyer and Sellers shall use reasonable best efforts (and bear their respective costs) without payment of any material  fees,  penalties or other  amounts to any third party to obtain or secure any and all  consents or  approvals  that may be  necessary to effect the legal and valid sale, transfer or assignment of contracts, properties, rights or other assets underlying the Beneficial  Rights.  Buyer and Sellers shall make or complete such  transfers as soon as reasonably  practicable  and cooperate  with each other in any other reasonable  arrangement to which the Buyer has consented and which is  designed  to provide  for Buyer the  Beneficial  Rights  including enforcement  at the cost and for the  account  of Buyer of any and all rights of
Sellers  against the other party  thereto,  and to provide for the  discharge by
Buyer of any liability under such contracts, properties or other assets.

                  (b)   In the event that it appears likely that on or after the
Closing Date there will be any material  Unobtained  Consent, at the election of
Buyer and upon notification by the Buyer to the Sellers,  the Sellers and Parent
will cause the shareholders of the Sellers (the "Contract Sellers") that are the owners or holders of the interests in or to the  contracts,  properties or other assets to which the  Unobtained  Consent  relates to transfer  the stock of such
Contract Sellers to the Buyer for no additional consideration.

                  (c)   At the request of the Buyer, the portion of the stock of
DeKalb Stone, Inc. owned by any of the Sellers shall be transferred to the Buyer in lieu of the Acquired Assets that are owned by DeKalb Stone, Inc.

            1.6   PURCHASE PRICE FOR ACQUIRED ASSETS.

                  (a)   PURCHASE PRICE. The aggregate  purchase price to be paid
to Sellers for the Acquired  Assets will be equal to  $150,000,000.00,  less (a)
$15,000,000.00 to be deposited in escrow pursuant to the terms of SECTION 1.6(b)
below (the  "Escrow  Deposit"),  and (b) the amount of the Assumed  Indebtedness based on the payoff values set forth on SCHEDULE 1.3(f) (the "Purchase  Price").
The Purchase Price shall be adjusted pursuant to SUBSECTION (c) below.

                  (b)   ESCROW ARRANGEMENT.  At the Closing,  the Escrow Deposit
shall be deposited with an escrow agent that is mutually  agreeable to the Buyer and the Sellers (the "Escrow Agent"), under an Escrow Agreement in substantially the form attached  hereto as EXHIBIT A (the "Escrow  Agreement").  The Buyer and
the Sellers agree that the Escrow Deposit shall be disbursed in accordance  with the Escrow Agreement and in accordance with the provisions set forth in SCHEDULE
1.6(b) attached hereto.

                  (c)   DETERMINATION  OF CERTAIN  PURCHASE  PRICE  ADJUSTMENTS.

                        (i)   Within five (5) business days prior to the Closing
Date,  Sellers and Buyer shall  jointly and in good faith prepare an estimate of the Closing  Balance Sheet (as defined in SUBSECTION (ii) below) (the "Estimated
Closing  Balance  Sheet")  based on the  Sellers'  books and  records  and other information then available,  to determine  Estimated Closing Working Capital and
Buyer shall be given access to such books and records and other  information and the  opportunity  to consult  with the Sellers for  purposes  of  preparing  the
Estimated  Closing Balance Sheet.  For purposes hereof,  (a) "Estimated  Closing
Working Capital" means the GAAP book value of the Sellers' total cash,  accounts receivable,  notes  receivable  and inventory  less the Sellers'  total accounts payable and accrued expenses (other than the current portion of any intercompany accounts) (any of which amounts may be a negative  number),  in each case to the extent that any of such liabilities  constitute Assumed Liabilities,  determined from the  Estimated  Closing  Balance  Sheet as of the Closing  Date;  provided, however,  that if  Buyer  and the  Sellers  are  unable  to  agree on any of the
Estimated  Closing Working  Capital,  such disputed  amounts shall be determined based  on  the  amounts  set  forth  on the  Sellers'  balance  sheet  as of the month-ending immediately

prior to the Closing Date. At the Closing, the Purchase Price will be either (a)
reduced  by the amount  $8,275,000.00  exceeds  the  Estimated  Closing  Working
Capital or (b) increased by the amount Estimated Closing Working Capital exceeds
$8,275,000.00.

                        (ii)  As promptly as  practicable  but in no event later
than sixty (60) days after the Closing  Date,  Buyer in good faith shall prepare and will cause its  auditors  to audit a balance  sheet of the Sellers as of the close of business  on the Closing  Date (the  "Closing  Balance  Sheet") for the
purpose of establishing the Actual Closing Working Capital.  The Closing Balance
Sheet shall be delivered by Buyer to Sellers no later than sixty (60) days after the Closing Date. For purposes  hereof,  "Actual Closing Working  Capital" means the GAAP book value of the  Sellers'  total  cash,  accounts  receivable,  notes receivable and inventory  less the Sellers'  total accounts  payable and accrued expenses (other than the current portion of any  intercompany  accounts) (any of which amounts may be a negative number),  in each case to the extent that any of such liabilities  constitute  Assumed  Liabilities,  determined from the Closing
Balance Sheet. The Closing Balance Sheet and the Estimated Closing Balance Sheet
shall be prepared using the same  principles and  methodologies  used by Sellers immediately  prior  to the  Closing  Date  to the  extent  such  principles  and methodologies are in accordance with GAAP.

                        (iii) If  Actual   Closing   Working   Capital   exceeds
Estimated Closing Working Capital,  Buyer shall,  within thirty (30) days pay to
Sellers the amount of such excess.  If Actual  Closing  Working  Capital is less than Estimated  Closing Working  Capital,  Sellers shall within thirty (30) days pay to Buyer in immediately  available funds the amount of such  shortfall.  All amounts owed pursuant to this subsection (iii) shall include interest,  from the
Closing  Date to the date of  payment,  at the Prime Rate (as defined in SECTION
8.6(g) below) calculated on the basis of a 365-day year.

                        (iv)  If Sellers  disagree  with any item on the Closing
Balance Sheet, Sellers shall notify Buyer in writing of such disagreement within thirty (30) days after  Sellers'  receipt  thereof (such notice setting forth in reasonable detail the basis for such  disagreement).  Buyer shall permit Sellers access to such work papers  relating to the  preparation of the Closing  Balance
Sheet as may be reasonably  necessary to permit  Sellers to review in detail the manner in which the Closing Balance Sheet was prepared.  Buyer and Sellers shall thereafter negotiate in good faith to resolve any such disagreements;  provided, however,  that Sellers or Buyer,  as the case may be,  shall within  thirty (30)
days pay to Buyer or Sellers, as the case may be, the amount determined pursuant to subsection (iii) above which is not subject to dispute,  if any. If Buyer and
Sellers are unable to resolve any such  disagreements  within  thirty (30) days,
Buyer and Sellers shall jointly retain KPMG Peat Marwick (the "Auditor").

                        (v)   Buyer and  Sellers  shall  direct  the  Auditor to
render a  determination  within  thirty (30) days of its retention and Buyer and
Sellers  shall use their  best  efforts  to cause the  Auditor  to  resolve  all disagreements over individual line items as soon as possible.  The Auditor shall consider  only those items and amounts in the Closing  Balance Sheet which Buyer and Sellers are unable to resolve.  The  determination  of the Auditor  shall be conclusive  and binding  upon Buyer and  Sellers.  The fees and  expenses of the
Auditor shall be borne one-half by Buyer and one-half by Sellers.

            1.7   CLOSING TRANSACTIONS.

                  (a)  CLOSING.  Subject  to the  satisfaction  or waiver of the conditions  contained  herein,  the closing of Buyer's  purchase of the Acquired
Assets  contemplated  by this Agreement (the  "Closing")  will take place at the offices of McGuireWoods, LLP, 50 North Laura Street, Jacksonville, Florida 32202
on August 22, 2001 or on such other date as is mutually  agreeable  to Buyer and
Sellers. The date and time of the Closing are herein referred to as the "Closing
Date."

                  (b)   TRANSFERS. Subject to the terms and conditions set forth
in this  Agreement,  the parties  agree to  consummate  the  following  "Closing
Transactions" on the Closing Date:

                        (i)   Buyer and  Sellers  shall  execute and deliver the
Escrow Agreement in substantially the form set forth on EXHIBIT A;

                        (ii)  Sellers  shall  execute and deliver to Buyer bills
of sale in  substantially  the form attached  hereto as EXHIBIT B, conveying the items of personal property included in the Acquired Assets;

                        (iii) Sellers shall execute and deliver to Buyer special
warranty deeds in substantially the form attached hereto as EXHIBIT C, conveying all of the Owned Real Property (as that term is defined in SECTION 5.12(a));

                        (iv)  Sellers  and  Buyer  shall   execute  and  deliver
assignment  and  assumption  agreements in  substantially  the form set forth in
EXHIBIT D,  pursuant to which the Sellers  shall  assign to the Buyer all of the
Sellers' right,  title and interest under the Leases of the Leased Real Property
(as those terms are defined in SECTION  5.12(b))  and the Buyer shall assume all of the Sellers'  obligations  and  liabilities  accruing under such Leases on or after the Closing Date;

                        (v)   Sellers  and  Buyer  shall   execute  and  deliver
assignment  and  assumption  agreements in  substantially  the form set forth in
EXHIBIT E,  pursuant to which the Sellers  shall  assign to the Buyer all of the
Sellers' right,  title and interest under the contracts  listed on the Contracts
Schedule (as that term is defined in SECTION 5.12(b)) and the Buyer shall assume all of the Sellers' obligations and liabilities accruing under such contracts on or after the Closing Date;

                        (vi)  Sellers  and  Buyer  shall   execute  and  deliver
assignment  and  assumption  agreements  in a form  reasonably  satisfactory  to
Sellers and Buyer,  pursuant to which the Sellers  shall  assign to Buyer all of the Sellers' right,  title and interest under the Equipment Leases (as that term is  defined  in  SECTION  5.9A)  and the  Buyer  shall  assume  all of  Sellers'
obligations accruing under such Equipment Leases on or after the Closing Date;

                        (vii) Buyer shall deliver to Sellers by wire transfer of
immediately  available  funds an  amount  equal to the  Purchase  Price  and any portion of the Escrow  Deposit

required to paid at Closing  pursuant to SECTION  1.6(b) to one or more accounts designated by Sellers;

                        (viii) Buyer shall  deliver to the Escrow  Agent by wire
transfer of immediately  available funds the Escrow Deposit  pursuant to SECTION
1.6(b);

                        (ix)   there shall be delivered to Buyer and Sellers, as
applicable,  certificates  and other  documents and  instruments  required to be delivered to such party under ARTICLE II hereof; and

                        (x)    Sellers shall deliver to Buyer  possession of the
Acquired Assets.

                                   ARTICLE II

                              CONDITIONS TO CLOSING

            2.1   CONDITIONS TO BUYER'S OBLIGATIONS.  The obligation of Buyer to consummate  the  transactions  contemplated  by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

                  (a)   Each of the  representations and warranties set forth in
ARTICLE V hereof shall be true and correct in all material respects at and as of the  Closing  Date as  though  then  made and as though  the  Closing  Date were substituted for the date of this Agreement  throughout such  representations and warranties,  without giving effect to any supplements or updates to the Schedule attached hereto to which the Buyer shall not have consented;

                  (b)   Each of the  representations  and warranties in SECTIONS
5.2 and  5.8(a)  and each of the  representations  and  warranties  set forth in
ARTICLE V that are qualified by the word "material" shall be true and correct in all  respects,  at and as of the Closing  Date as if made on the  Closing  Date, without giving effect to any  supplements  or updates to the Schedules  attached hereto to which the Buyer shall not have consented;

                  (c)   Sellers  shall  have   performed  and  complied  in  all
material  respects  with all of the  covenants  and  agreements  required  to be performed by it under this Agreement prior to the Closing;

                  (d)   All  consents by third  parties  denoted on SCHEDULE 5.6
with an asterisk shall have been obtained;

                  (e)   All  applicable  waiting  periods  (and  any  extensions
thereof)  under the  Hart-Scott-Rodino  Antitrust  Improvements  Act of 1976, as
amended (the "HSR Act") shall have expired or otherwise  been  terminated  ("HSR
Approval");

                  (f)   There shall not be (i) any injunction,  judgment, order,
decree,  ruling  or  charge  in  effect  preventing  consummation  of any of the transactions  contemplated by this Agreement,  or (ii) any proceeding that would be likely to have the effect of preventing, materially

delaying,  making  illegal  or  otherwise  prohibiting  any of the  transactions contemplated by this Agreement;

                  (g)   All  persons   holding  any  rights  of  first  refusal,
repurchase rights or similar rights with respect to the Acquired Assets that are marked on SCHEDULE 5.6 with an asterisk shall have  irrevocably  waived all such rights and Blue Circle,  Inc. shall not have asserted any right of first refusal under Section 14 of the Roberta, Alabama Limestone Sale Agreement dated June 30,
1998, as amended, by and between Blue Circle, Inc. and SRM Aggregates, Inc.;

                  (h)   On or prior to the  Closing  Date,  Sellers  shall  have
delivered to Buyer all of the following:

                        (i)   a  certificate  from  Sellers,  dated  as  of  the
Closing Date,  stating that each of the conditions  specified in SECTIONS 2.1(a)
through (g), inclusive, has been satisfied;

                        (ii)  copies  of  all   governmental   and   shareholder
consents,  approvals,  filings, releases and terminations required in connection with  the  consummation  of  the  transactions  contemplated  hereby  (including required governmental consents described in SCHEDULE 5.6);

                        (iii) certified   copies  of  the   resolutions  of  the
Sellers'  boards  of  directors  and  shareholders  approving  the  transactions contemplated by this Agreement;

                        (iv)  an  opinion  of  Kirkland  & Ellis  and/or  Baker,
Donelson, Bearman & Caldwell, addressed to the Buyer and dated the Closing Date, regarding the due authorization, execution and delivery of this Agreement by the
Sellers and the Parent and all other documents  required by this Agreement to be delivered  by any of the  Sellers or the  Parent,  such  opinion to be in a form reasonably acceptable to the Buyer;

                        (v)   commitments  to issue title  insurance  for all of
the tracts of Real Property (as that term is defined in SECTION  5.9(c))  except those tracts  specified on SCHEDULE  2.1(i)(v)  attached  hereto issued by First
American  Title  Insurance  Company  (together  with any  lease  amendments,  or memoranda of lease  executed and in  recordable  form,  required to evidence the legal  descriptions of such tracts (or make the existence of the leases a matter of public  record) as may be required in order for title policies to be issued), such insurance to contain  exceptions only for Permitted  Encumbrances  (as that term is defined in SECTION  5.9(a)(ii)),  any  matters  disclosed  in  SCHEDULES
5.9(a) and 5.9(b) and such other exceptions as shall be reasonably acceptable to
Buyer;

                        (vi)  such  other  documents  or  instruments  as  Buyer
reasonably  requests to (a) effect the  transactions  contemplated  hereby,  (b)
evidence the accuracy of Sellers'  representations and warranties,  (c) evidence the  performance  by Sellers of, or the compliance by Sellers with, any covenant or obligation required to be performed or complied with by Sellers, (d) evidence the  satisfaction  of any  condition  referred  to in this  SECTION  2.1, or (e)
otherwise  facilitate  consummation  or performance  of any of the  transactions contemplated by this Agreement; and

                                       10

                  (i)   All  proceedings  to be taken by Sellers  in  connection
with the  consummation of the Closing  Transactions  and the other  transactions contemplated  hereby  and all  certificates,  opinions,  instruments  and  other documents  required  to be  delivered  by  Sellers  to effect  the  transactions
contemplated   hereby   reasonably   requested  by  Buyer  will  be   reasonably
satisfactory in form and substance to Buyer.

                  (j)   Buyer  shall  have   confirmed  to  Buyer's   reasonable
satisfaction  by analysis of core drilling  tests  performed at the direction of
Buyer in a manner that is customary in the aggregates industry (such tests to be performed at locations at each quarry that are mutually agreeable to the Sellers and Buyer, and Buyer to give Sellers prompt access to all cores and test results and analyses) that the amount of the contractually available,  legally permitted and economically  mineable  aggregates  reserves that meet DOT specifications in the  applicable  markets for sized stone and base for each quarry  calculated on the basis of such core drilling tests is at least  eighty-five  percent (85%) of the amount of such  aggregates  reserves  for each  quarry set forth in SCHEDULE
2.1(k) attached hereto.

                  (k)   Seller (i) shall have  remediated to Buyer's  reasonable
satisfaction the  environmental  matters disclosed in Schedule 5.20 with respect to the BHY property and the S. Pittsburg, Calera, O'Neal and Tarrant quarries or
(ii)  shall  have  demonstrated  to Buyer's  reasonable  satisfaction  that such matters do not constitute a violation of any Environmental Requirements (as that term is defined in SECTION 5.20);  provided,  however,  that if such  conditions have not  been  met  prior to the  Closing,  the  cost of such  remediation,  as determined  by an  independent  expert  selected by Buyer and Sellers,  shall be deducted from the Purchase Price and this closing  condition  shall be deemed to have been satisfied.

            Any condition  specified in this SECTION 2.1 may be waived by Buyer, provided  that no such  waiver  will be  effective  unless  it is set forth in a writing  executed by Buyer or unless Buyer agrees to consummate the transactions contemplated by this Agreement without satisfaction of such condition.

            2.2   CONDITIONS TO SELLERS' OBLIGATIONS.  The obligation of Sellers to consummate the transactions  contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

                  (a)   The  representations and warranties set forth in ARTICLE
VI hereof  shall be true and correct in all  material  respects at and as of the
Closing Date as though then made and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties;

                  (b)   Buyer shall have  performed and complied in all material
respects with all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing;

                  (c)   There shall not be (i) any injunction,  judgment, order,
decree,  ruling  or  charge  in  effect  preventing  consummation  of any of the transactions  contemplated by this Agreement,  or (ii) any proceeding that would be likely to have the effect of preventing,  materially

                                       11

delaying,  making  illegal  or  otherwise  prohibiting  any of the  transactions contemplated by this Agreement;

                  (d)   The  transaction  contemplated  by this Agreement  shall
have  been  approved  by  the  requisite  vote  of  the  Sellers'  and  Parent's shareholders (the "Shareholder Approvals");

                  (e)   On or  prior  to the  Closing  Date,  Buyer  shall  have
delivered to Sellers all of the following:

                        (i)   a certificate from Buyer,  dated as of the Closing
Date,  stating that each of the conditions  specified in SECTIONS 2.2(a) through
2.2(d) has been satisfied;

                        (ii)  certified  copies of the  resolutions  of  Buyer's
board of directors or the executive committee thereof approving the transactions contemplated by this Agreement;

                        (iii) an opinion of McGuireWoods  LLP,  addressed to the
Sellers and dated the Closing Date,  regarding the due authorization,  execution and delivery of this Agreement by the Buyer and all other documents  required by this  Agreement  to be  delivered  by the  Buyer,  such  opinion to be in a form reasonably acceptable to Sellers; and

                        (iv)  such other  documents  or  instruments  as Sellers
reasonably  request to (a)  effect the  transactions  contemplated  hereby,  (b)
evidence the accuracy of Buyer's  representations  and warranties,  (c) evidence the  performance  by Buyer of, or the  compliance by Buyer with, any covenant or obligation  required to be performed or complied with by Buyer, (d) evidence the satisfaction of any condition  referred to in this SECTION 2.2, or (e) otherwise facilitate  consummation or performance of any of the transactions  contemplated by this Agreement.

                  (f)   All  proceedings to be taken by Buyer in connection with
the  consummation  of  the  Closing  Transactions  and  the  other  transactions contemplated  hereby  and all  certificates,  instruments  and  other  documents required to be delivered by Buyer to effect the transactions contemplated hereby reasonably  requested by Sellers  will be  reasonably  satisfactory  in form and substance to Sellers.

      Any  condition  specified  in this  SECTION  2.2 may be waived by Sellers, provided  that no such  waiver  will be  effective  unless  it is set forth in a
writing   executed  by  Sellers  or  unless  Sellers  agree  to  consummate  the transactions  contemplated  by this Agreement  without the  satisfaction of such condition.

                                       12

                                  ARTICLE III

                           COVENANTS PRIOR TO CLOSING

            3.1   AFFIRMATIVE COVENANTS OF SELLERS. Prior to the Closing, unless
Buyer agrees otherwise in writing, Sellers will:

                  (a)   use  commercially  reasonable  efforts  to  conduct  the
Sellers'  business  and  operations  only in the  usual and  ordinary  course of business in accordance with past custom and practice;

                  (b)   use their  commercially  reasonable efforts to cause the
Sellers'  current  insurance  (or  reinsurance)  policies not to be cancelled or terminated  or any of the coverage  thereunder to lapse,  unless  simultaneously with such termination,  cancellation or lapse,  replacement  policies  providing coverage equal to or greater than the coverage  under the cancelled,  terminated or lapsed  policies  for  substantially  similar  premiums are in full force and effect;

                  (c)   keep in full force and effect their respective corporate
existences and all rights,  franchises  and  intellectual  property  relating or pertaining to their businesses;

                  (d)   use their  commercially  reasonable  efforts to carry on
the  business of the Sellers in the same manner as  presently  conducted  and to keep the Sellers' business organizations and properties intact,  including their
present  business  operations,   physical  facilities,  working  conditions  and
employees and their present relationships with lessors, licensors, suppliers and customers and others having business relations with the Sellers;

                  (e)   maintain the assets of the Sellers in good repair, order
and condition consistent with current needs;

                  (f)   maintain the books,  accounts and records of the Sellers
in accordance with generally accepted  accounting  principles and, to the extent not  inconsistent  therewith,  with  past  custom  and  practice  as used in the preparation  of the  Financial  Statements  (as such term is  defined in SECTION
5.7);

                  (g)   promptly  (once  the  Sellers  have  knowledge  thereof)
inform Buyer in writing of any material variances from the  representations  and warranties  contained  in ARTICLE V hereof  and,  if the  Closing  occurs,  such disclosure shall amend and supplement the appropriate  schedules attached hereto in the form of Updated Schedules delivered to Buyer;

                  (h)   confer with Buyer  concerning  operational  matters of a
material nature;

                  (i)   otherwise  report  periodically to Buyer  concerning the
status of the business, operations and finances of the Sellers;

                                       13

                  (j)   promptly make all filings required to be made by them in
order to consummate the transactions  contemplated by this Agreement  (including filings and submissions under the HSR Act);

                  (k)   cooperate  with Buyer with  respect to all filings  that
Buyer elects to make or is required by legal  requirements  or this Agreement to make in connection with the  transactions  contemplated by this Agreement and in obtaining any consents identified in SCHEDULE 5.6;

                  (l)   use  commercially  reasonable  efforts to obtain  payoff
letters  for each of the debt  obligations  on  SCHEDULE  1.3(h)  that Buyer has notified Sellers that Buyer desires to have paid or prepaid at Closing;

                  (m)   use  commercially  reasonable  efforts  to obtain  title
commitments  for the any tracts of the Real  Property  that are not specified on
SCHEDULE 2.1(c)(v);

                  (n)   use  commercially   reasonable  efforts  to  obtain  any
consents  by and  estoppel  certificates  from any  third  parties  that are not denoted on SCHEDULE 5.6 with an asterisk;

                  (o)   use their  commercially  reasonable efforts to cause the
conditions  in ARTICLE II to be satisfied  and to  consummate  the  transactions contemplated  herein as soon as reasonably  possible after  satisfaction  of the conditions  set forth in ARTICLE II (other  than  those to be  satisfied  at the
Closing); And

                  (p)   from and after the date which is fifteen (15) days prior
to the scheduled  Closing  Date,  will not  distribute  any cash or pay any cash dividends  except for payments to creditors  and dividends or  distributions  to another Seller.

            3.2   NEGATIVE COVENANTS OF SELLERS.  From the date hereof, prior to the Closing, without Buyer's prior written consent, Sellers will not:

                  (a)   take any action  that  would  require  disclosure  under
SECTION 5.8 of this Agreement;

                  (b)   make any loans or enter into any  transactions  with any
Insider  (as  defined in SECTION  5.18),  other than in the  ordinary  course of business;

                  (c)   establish or, except in accordance  with past  practice,
contribute  to any pension,  retirement,  profit  sharing or stock bonus plan or multiemployer plan covering the employees of the Sellers; and

                  (d)   except as  specifically  contemplated by this Agreement,
enter into any material  contract,  agreement or transaction,  other than in the ordinary  course of the  Sellers'  business in  accordance  with past custom and practice.

            3.3   SHAREHOLDERS' MEETING; PROXY MATERIAL. Promptly after the date hereof,  Parent shall prepare and file with the SEC a proxy statement to solicit the  approval of this

                                       14

transaction  by  its  shareholders  and  to  cause  a  special  meeting  of  its shareholders  to be duly called and held as soon as reasonably  practicable  for the purpose of acting upon  proposals to approve this  Agreement and all actions contemplated hereby that require the approval of Parent's  shareholders.  Parent shall use all reasonable efforts to have the proxy statement reviewed by the SEC as  promptly as  practicable  after such filing and to obtain and respond to any comments by the SEC or its staff resulting from such review. Parent will use all reasonable  efforts  to cause the  proxy  statement  to be  mailed  to  Parent's shareholders as promptly as practicable after approval by the SEC.

                                   ARTICLE IV

                               COVENANTS OF BUYER

            4.1   ACCESS TO BOOKS AND RECORDS. From and after the Closing, Buyer shall provide Sellers and their agents with  reasonable  access (for the purpose of examining  and  copying),  during  normal  business  hours,  to the books and records  transferred to the Buyer as part of the Acquired Assets with respect to periods or occurrences  prior to the Closing Date in connection  with any matter whether or not relating to or arising out of this Agreement or the  transactions contemplated  hereby.  Unless otherwise consented to in writing by Sellers,  the
Buyer  shall  not,  for a period of seven  years  following  the  Closing  Date, destroy,  alter or  otherwise  dispose of any of such books and  records for the period prior to the Closing Date without first  offering to surrender to Sellers such books and records or any portion thereof which Buyer may intend to destroy, alter or dispose of.

            4.2   NOTIFICATION. Prior to the Closing, upon discovery Buyer shall promptly  inform the Sellers in writing of any material  variances  from Buyer's representations and warranties contained in ARTICLE VI.

            4.3   [Intentionally Omitted.]

            4.4   REGULATORY  FILINGS.  Buyer shall make or cause to be made all filings  and  submissions  under the HSR Act and any other  laws or  regulations applicable  to Buyer as may be  required  of Buyer for the  consummation  of the transactions  contemplated herein, and Buyer shall be responsible for all filing fees under the HSR Act. Buyer shall coordinate and cooperate with the Sellers in exchanging such information and assistance as the Sellers may reasonably request in connection with all of the foregoing.

            4.5   CONDITIONS.   Buyer  shall  use  all  commercially  reasonable
efforts to cause the  conditions set forth in SECTION 2.2 to be satisfied and to consummate the  transactions  contemplated  herein as soon  reasonably  possible after the  satisfaction  of the  conditions  set forth in ARTICLE II (other than those to be satisfied at the Closing).

            4.6   CONTACT WITH  CUSTOMERS AND  SUPPLIERS.  Prior to the Closing,
Buyer shall coordinate with the Sellers all contact and communications  with the employees, customers and suppliers of the Sellers (other than existing customers and suppliers of the Buyer) in  connection  with the  transactions  contemplated hereby.

                                       15

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                 CONCERNING THE SELLERS AND THE ACQUIRED ASSETS

      As a material  inducement to Buyer to enter into this  Agreement,  Sellers jointly and severally represent and warrant that:

            5.1   ORGANIZATION  AND  CORPORATE  POWER.  Each of the Sellers is a
corporation duly organized, validly existing and in good standing under the laws of the state of its  incorporation  and has all  requisite  corporate  power and authority  and all  licenses,  permits and  authorizations  necessary to own and operate its  properties  and to carry on its  business as now  conducted  and to perform  all of its  obligations  under  all  contracts  to which it is a party, except where the failure the failure to hold such  authorizations,  licenses and permits would not have a material  adverse  effect upon the business,  financial condition or operating  results of the Sellers (a  "Material  Adverse  Effect").
Each of the Sellers is qualified to do business in every  jurisdiction  in which the nature of its  business or its  ownership  of property  requires it to be so qualified, except where the failure to be so qualified would not have a Material
Adverse Effect. All such jurisdictions in which the Sellers are so qualified are set forth on  SCHEDULE  5.1  attached  hereto (the  "Qualifications  Schedule").
Sellers  have  delivered  to Buyer true,  correct and  complete  copies of their charter documents and by-laws, as currently in effect.

            5.2   AUTHORIZATION  OF  TRANSACTIONS.  Each of the Sellers has full corporate  power and  authority  to execute and deliver this  Agreement  and all other agreements contemplated hereby to which such Sellers are parties and, upon obtaining the Shareholder Approvals, to consummate the transactions contemplated hereby and thereby. This Agreement and all other agreements  contemplated hereby to which any of the Sellers is a party and the  execution  and  delivery of this
Agreement  and the  consummation  of the  transactions  contemplated  hereby and thereby have been duly approved and authorized by the board of directors of such
Sellers and, upon obtaining the  Shareholder  Approvals,  by all other necessary corporate action. This Agreement and all other agreements contemplated hereby to which any of the Sellers is a party have been duly  executed  and  delivered  by such Sellers and  constitute  the valid and binding  agreements of such Sellers,
enforceable   against  Sellers  in  accordance  with  their  terms,   except  as
enforceability  hereof or  thereof  may be limited  by  bankruptcy,  insolvency, reorganization,  moratorium or other laws affecting  creditors' rights generally and limitations on the  availability of equitable  remedies.  Upon the execution and  delivery by the Sellers at the Closing of all  documents  to be executed by
Sellers at Closing pursuant to this Agreement (the "Seller Closing  Documents"), the Seller  Closing  Documents  will  constitute  the legal,  valid and  binding obligation of Sellers,  enforceable  against  Sellers in  accordance  with their respective  terms except as  enforceability  hereof or thereof may be limited by bankruptcy,  insolvency,  reorganization,  moratorium  or other  laws  affecting creditors'  rights  generally and  limitations on the  availability of equitable remedies. Sellers have the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Seller Closing  Documents and,  except as set forth on SCHEDULE  5.6, to perform their  obligations  under this Agreement and the Seller Closing Documents.

            5.3   [INTENTIONALLY OMITTED.]

                                       16

            5.4   [INTENTIONALLY OMITTED.]

            5.5   SUBSIDIARIES.  No Seller has any Subsidiary that is not also a
Seller.  For purposes of this Agreement,  the term  "Subsidiary"  shall mean any corporation  of which the  securities  having a majority of the voting  power in electing the board of directors are, at the time of such determination, owned by any of the Sellers or another Subsidiary.

            5.6   ABSENCE  OF  CONFLICTS.  Except as set forth on  SCHEDULE  5.6 attached  hereto (the  "Restrictions  Schedule"),  the  execution,  delivery and
performance  of  this  Agreement  and  the   consummation  of  the  transactions
contemplated  hereby  do not and will not (a)  conflict  with or  result  in any breach of any of the provisions  of, (b) constitute a default under,  (c) result in a violation  of, (d) give any third party the right to exercise  any right of first  refusal  (including  any right of first  refusal in favor of Blue Circle,
Inc.),  repurchase  right or similar  rights with respect to any of the Acquired
Assets,  (e) give any third party the right to  terminate or to  accelerate  any obligation  under,  (f) result in the creation of any lien,  security  interest, charge or  encumbrance  upon the  Acquired  Assets  under,  or (g)  require  any authorization,  consent, approval, exemption or other action by or notice to any court or other governmental body under, (i) the certificates of incorporation or by-laws of Sellers,  (ii) any  resolutions  adopted by the board of directors or shareholders  of  Sellers,  (iii)  any  license,  permit  or other  governmental authorization  issued to any of the Sellers or that  relates to the  business of the Sellers or any of the Acquired Assets, (iv) any indenture,  mortgage, lease, loan  agreement or other  agreement or instrument by which any of the Sellers or any of the Acquired Assets is bound or affected,  or (v) any law, statute,  rule or regulation  or any  judgment,  order or decree to which any of the Sellers or any of the Acquired Assets is subject.

            5.7   FINANCIAL  STATEMENTS.  The Sellers have furnished  Buyer with copies of their (i) unaudited consolidated balance sheet as of May 31, 2001 (the
"Latest Balance  Sheet") and the related  statements of income and cash flow for the five-month period then ended and (ii) unaudited  consolidated balance sheets and  statements of income and cash flow for the fiscal years ended  December 31,
2000 and 1999,  all of which are attached  hereto as SCHEDULE  5.7.  Each of the foregoing  financial  statements  (including in all cases the notes thereto,  if any) (the "Financial  Statements") is accurate and complete,  is consistent with the Sellers'  books and records  (which,  in turn,  are accurate and complete ), presents fairly in all material  respects the Sellers'  financial  condition and results of operations  as of the times and for the periods  referred to therein, and has been  prepared in  accordance  with GAAP applied on a  consistent  basis throughout  the  periods  covered  thereby,  subject to the  absence of footnote disclosure (that if presented,  would not describe exceptions to GAAP applied on a consistent  basis or any change in accounting  principles) and, in the case of the Latest Balance Sheet and related statements of income and cash flow, subject to changes resulting from normal year-end  adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and to the absence of footnote  disclosure (that if present,  would not describe exceptions to GAAP applied on a  consistent  basis or any  change in  accounting  principles).  The
Financial  Statements  accurately reflect the gross revenues of the Sellers on a consolidated basis for the periods indicated.  The Financial  Statements reflect the consistent  application of such accounting principles throughout the periods involved.  No financial statements of any person other than the Subsidiaries are required to be included in the consolidated financial

                                       17

statements  of the  Sellers.  All  inventory  is  valued at the lower of cost or market,  with appropriate  reduction for any royalty payments due at the time of sale.

            5.7A  BOOKS AND RECORDS.  The books of account,  minute books, stock record  books and other  records  of the  Sellers,  all of which  have been made available  in the offices of the Sellers  for Buyer to  inspect,  are  accurate, complete and correct and have been  maintained in accordance with sound business practices

            5.8   ABSENCE  OF  CERTAIN  DEVELOPMENTS.  Except  as set  forth  on
SCHEDULE  5.8  attached  hereto  (the  "Developments  Schedule")  and  except as expressly  contemplated by this Agreement,  since the date of the Latest Balance
Sheet, the Sellers have not:

                  (a)   suffered a Material Adverse Effect;

                  (b)   redeemed or repurchased, directly or indirectly, or paid
or declared any  dividends or other  distributions  in respect of, any shares of its capital stock;

                  (c)   issued,  sold or transferred  any notes,  bonds or other
debt securities or any equity securities,  securities convertible,  exchangeable or exercisable into equity securities,  or warrants,  options or other rights to acquire equity securities, of any of the Sellers;

                  (d)   borrowed any amount or incurred or become subject to any
material liabilities, except current liabilities incurred in the ordinary course of business;

                  (e)   mortgaged,  pledged or subjected  to any material  lien,
charge or any other encumbrance, any portion of its properties or assets;

                  (f)   sold, leased, assigned or transferred (including without
limitation  transfers to Sellers or its  affiliates) any portion of its tangible assets,  except in the ordinary  course of business,  or cancelled  without fair consideration any debts or claims owing to or held by it;

                  (g)   sold,  assigned,   licensed  or  transferred  (including
without  limitation  transfers  to  Sellers  or  its  affiliates)  any  material
Intellectual  Property or  disclosed  any  confidential  information  other than pursuant to agreements preserving all rights of the Sellers in such confidential information  or  received  any  confidential  information  of any third party in violation of any obligation of confidentiality;

                  (h)   suffered  any  theft,  damage,  destruction  or  loss in
excess of $100,000,  to its tangible assets not covered by insurance or suffered any substantial destruction of its books and records;

                  (i)   made  or  entered  into  any   arrangement  to  make  an
acquisition (whether by merger, acquisition of stock or assets, or otherwise) of any business or product line or made any capital investment in any entity;

                  (j)   entered into, amended or terminated any lease, contract,
agreement, commitment, or any other transaction in excess of $150,000 other than in the  ordinary  course of

                                       18

business and in accordance  with past custom and  practice,  or entered into any transaction with any Insider;

                  (k)   made  or  granted  any  bonus  or any  wage,  salary  or
compensation  increase  in excess of $50,000  per year or outside  the  ordinary course of  business  and in  accordance  with past  custom and  practice  to any employee or sales  representative,  group of employees or consultants or made or granted any increase in any employee benefit plan or arrangement,  or amended or terminated any existing  employee benefit plan or arrangement or adopted any new employee  benefit plan or  arrangement  or made any other  change in  employment terms for any of its  directors,  officers  and  employees  outside the ordinary course of business  and in  accordance  with past custom and practice or entered into any  employment  contract or collective  bargaining  agreement,  written or oral, or modified the terms of any such existing agreement; or

                  (l)   made any loans or  advances  to, or  guarantees  for the
benefit of, any persons.

            5.9   REAL PROPERTY.

                  (a)   OWNED REAL PROPERTY.

                        (i)   SCHEDULE  5.9(a)  attached hereto (the "Owned Real
Property  Schedule")  sets forth the address and  description  of each parcel of real  property  owned  by any of the  Sellers  (collectively,  the  "Owned  Real
Property"). Except as set forth on the Owned Real Property Schedule with respect to each  parcel of Owned Real  Property:  (a) one or more of the  Sellers has or will have as of the Closing  Date good and  marketable  fee simple title to such parcel,  free and clear of all liens,  encumbrances,  easements and  restrictive covenants,  except  Permitted  Encumbrances,  (b) other  than the right of Buyer pursuant to this Agreement,  there are no outstanding  options,  rights of first offer or rights of first refusal to purchase such parcel or any portion  thereof or  interest  therein,  (c) there are no  pending  or,  to  Sellers'  knowledge, threatened condemnation proceedings, lawsuits or administrative actions relating to the  Owned  Real  Property,  (d) there are no  leases,  subleases,  licenses, concessions, or other agreements, written or oral,to  which  any  of the Sellers are  parties,  granting to any party or parties the right of use or occupancy of or the right to extract  minerals  from any portion of the Owned Real  Property;
and (e) there are no parties  (other  than the  Sellers)  in  possession  of any portion  of the Owned  Real  Property.  Except  as set  forth on the Owned  Real
Property Schedule or the Leased Real Property Schedule, none of the Sellers is a party to any  agreement  or option to  purchase  any real  property  or interest therein.  At Closing  one or more of the  Sellers  will own or will have a valid leasehold interest in all real property used in the Business.

                        (ii)  The term "Permitted  Encumbrances" shall mean with
respect  to  each  parcel  of  Owned  Real  Property:  (A)  real  estate  taxes, assessments and other governmental  levies, fees or charges imposed with respect to such parcel which are not due and payable as of the Closing Date or which are being contested by appropriate proceedings;  (B) mechanics and similar statutory liens for labor,  materials  or supplies  provided  with  respect to such parcel incurred in the ordinary course of business for amounts which are not delinquent and which would not,  individually or in the aggregate,  have a Material Adverse
Effect or which are being  contested  by

                                       19

appropriate proceedings; (C) zoning, building and other land use laws imposed by any governmental  authority having  jurisdiction  over such parcel which are not violated by the  Sellers'  current  use (or  Sellers'  proposed  use except with respect to the DeKalb  quarry) or occupancy  of such parcel or the  operation of the business of the Sellers  thereon or any  violation of which would not have a
Material Adverse Effect; and (D) easements, covenants, conditions,  restrictions and other similar matters of record  affecting title to such parcel which do not or  would  not  materially  impair  the  value  of such  property  or the use or occupancy of such parcel in the operation of the business of the Sellers.

                  (b)   LEASED REAL PROPERTY.  SCHEDULE  5.9(b)  attached hereto
(the "Leased Real Property  Schedule") sets forth the address and description of each leased and  subleased  parcel of real  property in which any of the Sellers have a leasehold or  subleasehold  interest (the "Leased Real  Property")  and a list of all leases and subleases  (which shall include all agreements,  licenses or permits which grant any of the Sellers the right to purchase,  mine,  extract or remove aggregates,  limestone,  limerock,  granite,  gravel, sand or minerals from real estate)  (collectively,  the "Leases") for each Leased Real  Property.
The Sellers have made  available to Buyer a true and complete  copy of each such
Lease document set forth on the Leased Real Property Schedule and all amendments thereto,  and in the case of any oral Lease,  a written  summary of the material terms of such Lease.  Except as set forth on the Leased Real Property  Schedule, with respect to each of the Leases:  (A) one or more of the Sellers has good and marketable  leasehold  title to the  properties  specified  on the  Leased  Real
Property  Schedule,  free and clear of all liens,  encumbrances,  easements  and
Restrictive Covenants as of the Closing Date, other than Permitted Encumbrances;
(B) such  Lease is legal,  valid,  binding,  enforceable  and in full  force and effect; (C) neither the Sellers nor any other party to the Lease is in breach or default  under such  Lease,  and no event has  occurred or  circumstance  exists which,  with  the  delivery  of  notice,  the  passage  of time or  both,  would constitute such a breach or default or permit the  termination,  modification or acceleration of rent under such Lease,  (D) no party to the Lease has repudiated any provision thereof; (E) there are no disputes, oral agreements or forbearance programs  in effect  as to the  Lease,  (F) none of the  Sellers  has  assigned, transferred,  conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold that will not be released on or before the Closing
Date, other than Permitted Encumbrances; (G) to Sellers' knowledge, there are no pending or threatened  condemnation  proceedings,  lawsuits,  or  administrative actions  relating  to the  Leased  Real  Property,  and (H) there are no parties
(other than the Sellers) in possession of the parcel of Leased Real Property.

                  (c)   REAL  PROPERTY  USED IN THE  BUSINESS.  The  Owned  Real
Property  identified  on the Owned Real  Property  Schedule  and the Leased Real
Property  identified on the Leased Real  Property  Schedule  (collectively,  the
"Real Property") comprise all of the real property currently used by the Sellers in the operation of their business

            5.9A  EQUIPMENT   LEASES.   SCHEDULE  5.9A  (the  "Equipment   Lease
Schedule")  describes all agreements pursuant to which any of the Sellers leases any equipment or vehicles (the "Equipment Leases"). A true, correct and complete copy of each of the Equipment Leases has been made available to Buyer. Except as set forth on SCHEDULE  5.9A, (i) each of the Equipment  Leases is legal,  valid, binding  and  enforceable  and in full force and effect and will  continue to be legal, valid,

                                       20

binding  and  enforceable  and in full  force  and  effect  on  identical  terms following the consummation of the  transactions  contemplated by this Agreement,
(ii) no party has repudiated any provision of any Equipment Lease, (iii) none of the Sellers or, to the Sellers' knowledge, any other party thereto, is in breach of or default under any Equipment  Lease,  and (iv) no event has occurred which, with notice or lapse of time would  constitute  a breach of or default  under or permit  termination,  modification  or acceleration  under any Equipment  Lease.
SCHEDULE  5.9A  accurately  sets  forth  the  pay  off  amounts  (including  any prepayment  penalties) due under each of the Equipment Leases as of the date set forth on such Schedule.

            5.10  TITLE TO  PERSONAL  PROPERTY.  Except as set forth on SCHEDULE
5.10,  one or more of the  Sellers own good and  marketable  title to all of the personal  property  shown on the  Latest  Balance  Sheet,  free and clear of all liens,  security interests and other encumbrances,  except for liens relating to current  taxes not yet due and payable and liens and  encumbrances  set forth on the attached SCHEDULE 5.10 (the "Liens Schedule").

            5.11  TAXES.

                  (a)   Each of the Sellers has filed all Tax Returns that it is
required to file under  applicable laws and regulations and all such Tax Returns are complete and correct in all respects. Each of the Sellers has paid all Taxes due and owing by it (whether  or not shown on any Tax  Return) and has  withheld and paid over to the appropriate taxing authority all Taxes which it is required to withhold from amounts paid or owing to any employee,  independent contractor, equityholder, creditor or other third party.

                  (b)   None  of  the   Sellers   has  waived  any   statute  of
limitations  with  respect to any Taxes or agreed to any  extension of time with respect to any Tax  assessment or deficiency.  None of the Sellers  currently is the beneficiary of any extension of time within which to file any Tax Return. No foreign,  federal,  state or local Tax  audits  or  administrative  or  judicial proceedings are pending or being  conducted with respect to the Sellers,  and no written  notice  indicating  an intent to open an audit or other review has been received  by the  Sellers  from any  foreign,  federal,  state  or local  taxing authority.  There are no unresolved  questions or claims concerning the Sellers'
Tax liability which  individually  or in the aggregate  exceed  $100,000.00.  No claim has ever  been made by an  authority  in a  jurisdiction  where any of the
Sellers  does not file Tax  Returns  that it is or may be subject to taxation by that jurisdiction.

                  (c)   Except as set forth on SCHEDULE 5.11, there are no liens
for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Sellers.

                  (d)   There  is  no  dispute  or  claim   concerning  any  Tax
Liability of any of the Sellers either (a) claimed or raised by any authority in writing or (b) as to which any of Sellers and the  directors  and officers  (and employees  responsible  for Tax matters) of the Sellers has knowledge based upon personal contact with any agent of such authority. SCHEDULE 5.11 attached hereto lists all  federal,  state,  local,  and foreign  income Tax Returns  filed with respect to any of the Sellers for taxable periods ended on or after December 31,
1997,  indicates  those Tax Returns that have been audited,  and indicates those
Tax Returns that  currently are the subject of audit.  Sellers have delivered to the Buyer  correct  and  complete  copies of all  federal  income  Tax  Returns,

                                       21

examination reports,  and statements of deficiencies  assessed against or agreed to by any of the Sellers since December 31, 1997.

                  (e)   As used in this  Agreement,  the  following  terms shall
have the following respective meanings:

                  (f)   "Code"  means  the  Internal  Revenue  Code of 1986,  as
amended.

                  (g)   "Tax" or  "Taxes"  means any  federal,  state,  local or
foreign  income,  gross receipts,  franchise,  estimated,  alternative  minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural
resources,    severance,   stamp,   occupation,    premium,   windfall   profit,
environmental, customs, duties, real property, personal property, capital stock, social security,  unemployment,  disability, payroll, license, employee or other withholding,  or other tax,  of any kind  whatsoever,  including  any  interest, penalties or additions to tax or additional amounts in respect of the foregoing, whether disputed or not.

                  (h)   "Tax  Returns"  means  returns,  declarations,  reports,
claims for refund, information returns or other documents (including any related or supporting  schedules,  statement or information  and any amendment  thereof)
filed or required to be filed in connection with the  determination,  assessment or  collection  of  Taxes  of any  party  or  the  administration  of any  laws, regulations or administrative requirements related to Taxes.

            5.12  CONTRACTS AND COMMITMENTS.

                  (a)   Except as  specifically  contemplated  by this Agreement
and  except  as set forth on  SCHEDULE  5.12  attached  hereto  (the  "Contracts
Schedule"),  none of the Sellers is a party to any:  (i)  collective  bargaining agreement  or  contract  with any  labor  union or any  bonus,  pension,  profit sharing,  retirement or any other form of deferred  compensation plan other than as described in SECTION 5.17(b) or the Schedules  relating thereto;  (ii) or any stock purchase, stock option, or similar plan; (iii) contract for the employment of any officer, individual employee or other Person on a full-time or consulting basis or any severance  agreements;  (iv) agreement or indenture relating to the borrowing of money,  the guarantee of any  indebtedness,  any capitalized  lease obligation or to mortgaging, pledging or otherwise placing a lien on any portion of the Acquired Assets;  (v) agreements with respect to the lending or investing of funds;  (vi)  license,  sublicense  or  royalty  agreements;  (vii)  lease or agreement  under  which it is lessee  of,  or holds or  operates,  any  personal property  owned by any other  party  calling  for  payments in excess of $25,000 annually, except for the Equipment Leases; (viii) lease or agreement under which it is lessor of or permits any third party to hold or operate any property, real or personal,  owned or  controlled  by it; or (ix)  contract or group of related contracts  with  the  same  party  for the  purchase  or sale of raw  materials, supplies,  products or other personal  property or for the furnishing or receipt of services (a) the  performance of which will extend over a period of more than six months, or (b) involves consideration in excess of $25,000.

                  (b)   Buyer either has been  supplied  with, or has been given
access to, a true and correct copy of all written  contracts  which are referred to on the Contracts  Schedule,  together with all  amendments,  waivers or other changes thereto.

                                       22

                  (c)   With  respect  to  each  contract  so  listed:  (i)  the
contract is legal, valid, and binding obligation of the Sellers; and (ii) to the
Sellers'  knowledge,  no party has repudiated any provision of such contract and the Sellers are not in breach of or default  under such  contract,  and no event has occurred which, with notice or lapse of time would constitute a breach of or default under or permit  termination,  modification,  or acceleration under such contract,  except  where such  breach,  default,  termination,  modification  or acceleration would not result in an aggregate loss in excess of $100,000.00.

            5.13  INTELLECTUAL   PROPERTY.   All  of  the  patents,   registered
trademarks, registered service marks, registered copyrights, application for any
of  the  foregoing  and  material   unregistered   trademarks,   service  marks,
copyrights,  trade names and corporate names used in the conduct of the Sellers'
respective businesses  (collectively,  "Intellectual Property") are set forth on the attached Schedule 5.13 (the "Intellectual Property Schedule"). Except as set
forth on the Intellectual Property Schedule:  (i) one or more of the Sellers own and possess all right,  title and  interest  in and to, or  possesses  the valid right to use, the Intellectual Property;  (ii) the Sellers have not received any written  notices of material  infringement  or  misappropriation  from any third party  with  respect to the  Intellectual  Property;  and (iii) to the  Sellers'
knowledge,  none of the  Sellers is  currently  infringing  on the  intellectual property of any other Person,  except for any  nonconformance  with clauses (i),
(ii) and (iii)  above  which would not have a Material  Adverse  Effect.  To the
Sellers' knowledge,  each item of Intellectual  Property owned or used by any of the  Sellers  immediately  prior  to the  Closing  hereunder  will be  owned  or available  for use by the Buyer on identical  terms and  conditions  immediately subsequent  to the Closing  hereunder.  Except as set forth on the  Intellectual
Property  Schedule,  to the  knowledge  of  the  Sellers,  no  third  party  has interfered  with,  infringed  upon,  misappropriated,  or  otherwise  come  into conflict with any Intellectual Property rights of any of any of the Sellers.

            5.14  LITIGATION;  PROCEEDINGS. Except as set forth on SCHEDULE 5.14 attached hereto (the  "Litigation  Schedule"),  there are no actions,  suits, or proceedings,  pending or, to the knowledge of the Sellers, threatened against or affecting  the Sellers or any of their assets at law or in equity,  or before or by any federal, state, municipal or other governmental  department,  commission, board,  bureau,  agency or instrumentality,  domestic or foreign.  SCHEDULE 5.14 sets  forth  each  instance  in  which  any of the  Sellers  is  subject  to any outstanding injunction, judgment, order, decree, ruling, or charge.

            5.15  BROKERAGE.  Except for the fees of Deutsche  Banc Alex.  Brown
(which  fees  shall be paid by  Sellers),  there  are no  claims  for  brokerage commissions,  finders'  fees or  similar  compensation  in  connection  with the transactions  contemplated  by  this  Agreement  based  on  any  arrangement  or agreement made by or on behalf of any of the Sellers.

            5.16  GOVERNMENTAL LICENSES AND PERMITS.

                  (a)   SCHEDULE   5.16(a)   attached   hereto  (the   "Licenses
Schedule")  contains a complete listing and summary  description of all permits, certificates of occupancy,  licenses,  franchises,  certificates,  approvals and other authorizations of foreign,  federal,  state and local governments or other similar rights relating to the Acquired Assets owned or possessed by the Sellers
(collectively,  the "Licenses").  Except as indicated on the Licenses  Schedule, one or more of

                                       23

the Sellers owns or possesses all right, title and interest in and to all of the
Licenses  which are necessary to conduct their  business as presently  conducted and will use its commercially  reasonable efforts to maintain all such Licenses.
Each of the Licenses is in full force and effect.  No loss or  expiration of any
License is, to the knowledge of the Sellers,  threatened,  pending or reasonably foreseeable  (including,  without  limitation,  as a result of the  transactions contemplated hereby) other than expiration in accordance with the terms thereof.
No License is due to expire in  accordance  with its terms within 180 days after the Closing Date, except as set forth on SCHEDULE 5.16(a).

                  (b)   Except  for HSR  Approval,  and  except  as set forth on
SCHEDULE  5.16(b)  attached hereto (the  "Governmental  Consent  Schedule"),  no permit,  approval or  authorization  of, or  declaration  to or filing with, any governmental  or  regulatory  authority is required to be obtained by any of the
Sellers in  connection  with its  execution,  delivery and  performance  of this
Agreement or the consummation of any other transaction contemplated hereby.

            5.17  EMPLOYEE MATTERS.

                  (a)   SCHEDULE  5.17(a) attached hereto sets forth an accurate
and complete list of all employees  ("Employees") of the Sellers,  together with such  Employee's  position and present salary or  compensation  arrangement  and amount of the last increase  thereof and all contracts  between any Employee and any of the Sellers.  No general work stoppage or other significant labor dispute with  respect  to the  Sellers  is  pending  or, to the  Knowledge  of  Sellers, threatened,  and no application  for  certification  of a collective  bargaining agent is pending or, to the Knowledge of Sellers, threatened with respect to the business of the  Sellers.  No  employees  of any of the Sellers are covered by a collective bargaining agreement,  except for the collective bargaining agreement identified  in SCHEDULE  5.17(a).  The  Sellers  have  complied in all  material respects  with all  Applicable  Laws  relating to the  employment  and safety of labor,  including  provisions  relating to wages,  hours,  benefits,  collective bargaining, the payment of social security and similar Taxes, and all Applicable
Laws regarding occupational safety and health with respect to employees employed by it.

                  (b)   There  are no  liabilities  of  Sellers  related  to any
"employee  benefit  plan" (as that term is defined in Section  3(3) of ERISA) of the  Sellers  (collectively,  the  "Plans")  or any  liabilities  of such Plans,
including   without   limitation  any  withdrawal   liability   related  to  any
"multiemployer  plan" (as that term is defined in Section 3(37) of ERISA), which encumber, attach to, or impair the value of, any of the Acquired Assets.

            5.18  AFFILIATE  TRANSACTIONS.  Except as disclosed on SCHEDULE 5.18 attached  hereto  (the  "Affiliate  Transactions  Schedule"),  to  the  Sellers'
knowledge,  no officer,  director, or Affiliate of the Sellers or any individual in such officer's or director's immediate family (collectively,  the "Insiders")
is a party to any agreement, contract, commitment or transaction with any of the
Sellers or has any interest in any property used by any of the Sellers.

            5.19  COMPLIANCE  WITH LAWS.  The Sellers are in  compliance  in all respects with all applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof.

                                       24

            5.20  ENVIRONMENTAL MATTERS.

                  (a)   Except  as set  forth  on  SCHEDULE  5.20,  each  of the
Sellers  is in  compliance  with  all  Environmental  Requirements  and  has  no liability for the violation of any Environmental Requirements.

                  (b)   Each of the Sellers has  obtained  and is in  compliance
with all permits,  licenses, and other authorizations  required by Environmental
Requirements  for the  occupation  of its  Facilities  and the  operation of its business.

                  (c)   None of the Sellers has received  any written  notice or
report  regarding  any  actual  or  alleged   violation  of  any   Environmental
Requirements,  or any  liabilities or potential  liabilities  (whether  accrued, absolute, contingent,  unliquidated or otherwise),  including any investigatory, remedial or  corrective  obligations,  relating to any of them,  or any of their
Facilities arising under Environmental Requirements,  except for any such notice the subject matter of which has been substantially resolved.

                  (d)   The  Sellers  have  made  available  to  Buyer  true and
correct copies of all  environmental  assessment  reports relating to any of the
Sellers  or any of their  Facilities  that  are in the  possession,  custody  or control of Sellers.

                  (e)   This  SECTION  5.20  contains  the  sole  and  exclusive
representations  and warranties of the Sellers with respect to any environmental
matters   including,   without   limitation,   any  matters  arising  under  any
Environmental Requirements.

                  (f)   For the  purposes of this SECTION  5.20,  "Environmental
Requirements" shall mean all federal, state, local and foreign statutes,  common law, regulations, ordinances and court orders concerning pollution or protection of  the  environment,  including  all  those  relating  to  the  presence,  use, production, generation, handling, transportation,  treatment, storage, disposal, distribution,  labeling,  testing,  processing,  discharge,  release, threatened release,  control or cleanup of any hazardous  materials,  substances or wastes, pesticides,  pollutants,  contaminants,  toxic chemicals,  petroleum products or
byproducts,   asbestos,   polychlorinated   biphenyls  or  radiation,   as  such
requirements are enacted and in effect on or prior to the Closing Date.

            5.20A  SOLVENCY.  The  Sellers  and  Parent  are,  and   immediately
following  the Closing Date will be,  Solvent.  "Solvent"  means that, as of any date of determination,  (a) the amount of the present fair saleable value of the assets of the Sellers and/or Parent, as applicable,  will as of such date exceed the amount of all liabilities of the Sellers and/or Parent,  as applicable,  (b)
the Sellers  and/or Parent,  as  applicable,  will not have, as of such date, an unreasonably  small amount of capital with which to conduct their business,  and
(c) the Sellers and Parent will be able to pay their debts as they mature.

            5.21  DISCLOSURE.

                                       25

                  (a)   No   representation  or  warranty  of  Sellers  in  this
Agreement  and no statement in the  schedules  attached  hereto omits to state a material fact  necessary to make the statements  herein or therein,  in light of the circumstances in which they were made, not misleading.

                  (b)   No notice given  pursuant to SECTION 3.1(h) will contain
any untrue  statement  or omit to state a material  fact  necessary  to make the statements  therein,  in light of the circumstances in which they were made, not misleading.

            5.22  UNDISCLOSED  LIABILITIES.  The Sellers have no  liabilities or obligations  of the type required to be reflected on the face of a balance sheet prepared in  accordance  with GAAP that were not fully  reserved  against in the
Latest  Balance  Sheet  or  the  Closing  Balance  Sheet,   except  (x)  matters
specifically  identified  and described in the Schedules  attached  hereto,  (y)
obligations  arising under  contracts or commitments  described on the Contracts
Schedule and (z)  liabilities  and  obligations  reflected on the Latest Balance
Sheet,  the Closing Balance Sheet or incurred in the ordinary course of business since the date of the Latest  Balance Sheet which are usual and normal in amount in relation to the Sellers' past experience.  Notwithstanding the foregoing, the preceding  sentence  shall not apply with respect to any liability or obligation to the extent the subject  matter giving rise to such liability or obligation is addressed in another representation or warranty set forth in this ARTICLE V.

                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      As a material  inducement to Sellers to enter into this  Agreement,  Buyer hereby represents and warrants to Sellers that:

            6.1   CORPORATE  ORGANIZATION AND POWER. Buyer is a corporation duly organized,  validly existing and in good standing under the laws of the State of
Florida,  with full  corporate  power and authority to enter into this Agreement and the  other  agreements  contemplated  hereby  to which  Buyer is a party and perform its obligations hereunder and thereunder.

            6.2   AUTHORIZATION.   The  Buyer  has  full  corporate   power  and
authority  to  execute  and  deliver  this  Agreement  and all other  agreements contemplated hereby to which Buyer is a party and to consummate the transactions contemplated  hereby  and  thereby.  This  Agreement  and all  other  agreements contemplated  hereby to which Buyer is a party and the execution and delivery of this Agreement and the consummation of the transactions  contemplated hereby and thereby  have been duly  approved  and  authorized  by the board of directors of
Buyer and by all other necessary  corporate action. This Agreement and all other agreements contemplated hereby to which Buyer is a party have been duly executed and delivered by Buyer and constitute the valid and binding agreements of Buyer,
enforceable   against   Buyer  in  accordance   with  their  terms,   except  as
enforceability  hereof or  thereof  may be limited  by  bankruptcy,  insolvency, reorganization,  moratorium or other laws affecting  creditors' rights generally and limitations on the  availability of equitable  remedies.  Upon the execution and delivery by Buyer at the Closing of all documents to be executed by Buyer at
Closing  pursuant to this Agreement (the "Buyer Closing  Documents"),  the Buyer
Closing  Documents will  constitute the legal,  valid and binding  obligation of
Buyer,

                                       26

enforceable  against Buyer in accordance with their  respective  terms except as enforceability  hereof or  thereof  may be limited  by  bankruptcy,  insolvency, reorganization,  moratorium or other laws affecting  creditors' rights generally and  limitations  on the  availability  of  equitable  remedies.  Buyer  has the absolute and unrestricted  right,  power,  authority and capacity to execute and deliver  this  Agreement  and the Buyer  Closing  Documents  and to perform  its obligations under this Agreement and the Buyer Closing Documents.

            6.3   ABSENCE OF  CONFLICTS.  Neither  the  execution,  delivery  or performance of this  Agreement and the other  documents  contemplated  hereby to which Buyer is a party, nor the  consummation of the  transactions  contemplated hereby and thereby, will (a) conflict with, (b) result in a breach of any of the provisions of, (c)  constitute a default under,  (d) result in the violation of,
(e) give any third party the right to terminate or to accelerate  any obligation under, or (f) require any authorization,  consent, approval,  execution or other action  by or  notice  to any  court  or  other  governmental  body  under,  the provisions  of the  certificate  of  incorporation  or  by-laws  of  Buyer,  any resolutions  adopted by the board of directors  or  shareholders  of Buyer,  any indenture,  mortgage,  lease, loan agreement or other agreement or instrument to which Buyer is bound or affected,  or any statute,  regulation,  rule, judgment, order,  decree or other  restriction of any government,  governmental  agency or court to which Buyer is subject.  Except for HSR Approval,  no notice to, filing with or  authorization,  consent or approval of any  government or  governmental
agency  by  Buyer  is  necessary  for  the   consummation  of  the  transactions
contemplated  by this Agreement and the other documents  contemplated  hereby to which Buyer is a party.

            6.4   LITIGATION.  There are no actions, suits, proceedings,  orders or  investigations  pending  or, to the best of  Buyer's  knowledge,  threatened against or  affecting  Buyer at law or in equity,  or before or by any  federal, state, municipal or other governmental  department,  commission,  board, bureau, agency or  instrumentality,  domestic or foreign,  which would adversely  affect
Buyer's  performance under this Agreement and the other agreements  contemplated hereby  to  which  Buyer  is a party  or the  consummation  of the  transactions contemplated hereby or thereby.

            6.5   [INTENTIONALLY OMITTED.]

            6.6   BROKERS' FEES. Buyer has no liability or obligation to pay any fees or  commissions  to any  broker,  finder,  or  agent  with  respect  to the transactions contemplated by this Agreement.

            6.7   FINANCING.  Buyer has and shall have at the Closing sufficient cash  and  available  credit  facilities  (and  has  provided  evidence  thereof satisfactory  to  Sellers)  to pay the full  consideration  payable  to  Sellers hereunder,  to make all other  necessary  payments by it in connection  with the purchase of the Acquired Assets and to pay all of its related fees and expenses.

                                  ARTICLE VII

                                   TERMINATION

            7.1   TERMINATION.  This  Agreement  may be  terminated  at any time prior to the

                                       27

Closing:

                  (a)   by mutual written consent of Buyer and Sellers;

                  (b)   by either  Buyer or Sellers if there has been a material
misrepresentation   or  breach   on  the  part  of  the   other   party  of  the
representations,  warranties  or covenants  set forth in this  Agreement,  or if events  have  occurred  which have made it  impossible  to  satisfy a  condition precedent to the terminating  party's obligations to consummate the transactions contemplated  hereby,  unless such  terminating  party's  willful breach of this
Agreement has caused the condition to be unsatisfied; or

                  (c)   by  either  Buyer  or  Sellers  if the  Closing  has not
occurred on or prior to October 8, 2001; provided that neither Buyer nor Sellers will be entitled to terminate this Agreement  pursuant to this subsection (c) if such person's willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby at or prior to such time; or

                  (d)   by  Sellers  if the  board  of  directors  of any of the
Sellers determines,  based on the advice of its counsel,  that it is required by law to terminate the Agreement in order to comply with its fiduciary duties; or

                  (e)   by either  Buyer or Sellers if this  Agreement is deemed
to be unenforceable in any bankruptcy or similar insolvency  proceeding in which any of the Sellers is the debtor.

            7.2   EFFECT OF  TERMINATION.  In the event of  termination  of this
Agreement by either Buyer or Sellers as provided in SECTION 7.1, this  Agreement shall  forthwith  become void and there will be no  liability on the part of any party  hereto to any other party  hereto or its  stockholders  or  directors  or officers in respect thereof, except for the obligations of the parties hereto in
SECTIONS  9.3,  9.5(b) and 9.6 and except that  nothing  herein will relieve any party from liability for any breach of this Agreement prior to such termination.

            7.3   TERMINATION   FEE.  Sellers  agree  to  pay  Buyer  a  fee  in
immediately  available  funds  equal  to 2%  of  the  Purchase  Price  plus  all reasonable  documented,  third party  expenses  incurred in connection  with the transactions  contemplated  by this  Agreement  not to exceed  $500,000.00  (the
"Termination  Fee") if this  Agreement is terminated by Sellers  pursuant to (i)
SECTION  7.1(c) but  solely  because of the  failure  of the  closing  condition regarding the approval by Sellers' shareholders of the transactions contemplated by  this  Agreement,  or  (ii)  SECTION  7.1(d)  and,  within  360  days of such termination,  Sellers  consummate  or  enter  into an  agreement  to  consummate
(including  without limitation any agreement in principle or any oral agreement)
a sale of the Sellers or Parent (as long as the Sellers remain  subsidiaries  of
Parent) to a third party  pursuant to a tender or exchange  offer,  a merger,  a stock purchase, or a sale of substantially all or any significant portion of the assets of the  Sellers or the Parent  (which  includes  without  limitation  the equity  interests in Sellers) (a  "Transaction").  The  Termination Fee shall be paid  immediately  prior to the earlier of the  consummation of a Transaction or the entry into an agreement with respect to a Transaction. Any amounts due under this SECTION 7.3 that are not paid when due shall

                                       28

bear  interest at the lower of fourteen  percent  (14%) per annum or the highest rate permitted by law from the date due through and including the date paid.

                                  ARTICLE VIII

                       INDEMNIFICATION AND RELATED MATTERS

            8.1   SURVIVAL.  All  representations,   warranties,  covenants  and
agreements set forth in this Agreement or in any writing delivered in connection with this Agreement  shall survive the Closing Date and the  consummation of the transactions contemplated hereby.

            8.2   INDEMNIFICATION.

                  (a)   Parent and  Sellers,  jointly  and  severally,  agree to
indemnify  Buyer, its officers,  directors and stockholders  (the "Buyer Group")
and hold them harmless from and against any  penalties,  fines,  costs,  amounts paid in settlement,  obligations,  expenses, fees, loss, liability,  deficiency, damage or  claim,  including  court  costs and  reasonable  attorneys'  fees and expenses (a "Loss") which the Buyer Group may suffer,  sustain or become subject to, as a result of (i) the breach by Parent or Sellers of any  representation or warranty  made by Parent or Sellers  contained  in ARTICLE V of this  Agreement,
(ii) the breach by Parent or Sellers of any covenant or agreement made by Parent or Sellers  contained in this  Agreement,  any exhibit hereto or any certificate delivered  by the  Parent or Sellers to Buyer in  connection  with the  Closing,
(iii) any claims of any brokers or finders  claiming by, through or under Parent or  Sellers  or by,  through  or under the  Parent or  Sellers in respect of the transactions contemplated herein and (iv) any Excluded Liabilities.

                  (b)   With respect to claims for  breaches of  representations
and  warranties  referred to in SECTION (a)(i) above and taking into account any disclosures made in the Updated Schedules pursuant to SECTION 3.1(g) hereof, (i)
Parent and  Sellers  will not be liable to the Buyer  Group with  respect to any individual Loss unless (x) such Loss exceeds $50,000.00 (the "Threshold Amount")
and (y) together with all other Losses  (which are above the  Threshold  Amount)
exceeds $1,600,000.00 in the aggregate, in which case Parent and Sellers will be liable only for such excess, and (ii) Parent and Sellers' liability to the Buyer
Group for such  Losses  shall not exceed 10% of the  Purchase  Price;  provided, that,  the foregoing  shall not apply in respect of any Loss with respect to the breach by Parent or Sellers of any representation or warranty made by Sellers in
SECTION 5.2.

                  (c)   Parent  and  Sellers  will be liable to the Buyer  Group
with respect to claims  referred to in SECTION  8.2(a) above only if Buyer gives
Parent or Sellers  written  notice thereof within 1 year after the Closing Date, except for claims  arising from breaches of the  representations  and warranties set forth in SECTION 5.2 as to which claims may be made at any time.

                  (d)   Buyer  agrees to  indemnify  Parent and Sellers and hold
Parent and Sellers  harmless  from and against any Loss which  Parent or Sellers may suffer,  sustain or become  subject to, (i) as the result of a breach of any
(a) representation or warranty,  or (b) covenant or agreement by Buyer contained in this Agreement, (ii) for Assumed Liabilities (whether or not accrued, whether arising before, on or after the Closing Date,  regardless of when asserted),  or
(iii)

                                       29

as a result of Buyer's conduct of the Business or use of the Acquired Assets and or the sale of any product on or after the  Closing  Date;  provided  that Buyer will be liable to Parent or Sellers with respect to claims referred to in clause
(i)(a) in the preceding  sentence only if (x) Sellers give Buyer written  notice thereof within 1 year after the Closing Date and (y) only to the extent that the aggregate  amount of all such claims exceeds  $1,600,000 and does not exceed 10%
of the Purchase Price.

                  (e)   If a  party  hereto  seeks  indemnification  under  this
SECTION 8.2, such party (the  "Indemnified  Party") shall give written notice to the other party (the "Indemnifying Party") of the facts and circumstances giving rise to the claim.  In that regard,  if any suit,  action,  claim,  liability or obligation  shall be brought or asserted by any third party which,  if adversely determined,  would entitle the Indemnified  Party to indemnity  pursuant to this
SECTION 8.2, the Indemnified Party shall promptly notify the Indemnifying  Party of the same in writing,  specifying in reasonable detail the basis of such claim and the facts  pertaining  thereto and the  Indemnifying  Party, if it so elects
(except that the  Indemnifying  Party may not so elect  without the  Indemnified
Party's consent unless (i) the Indemnifying Party provides  reasonable  evidence to the Indemnified Party of its financial ability to satisfy its indemnification obligations, (ii) the suit, action, claim, liability or obligation does not seek to impose any liability or obligation upon the Indemnified  Party other than for money damages, and (iii) such suit, action, claim,  liability or obligation does not  relate  to the  Indemnified  Party's  relationship  with its  customers  or employees), shall assume and control the defense thereof (and shall consult with the Indemnified Party with respect thereto), including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of expenses. If the Indemnifying Party elects to assume and control the defense, the Indemnified
Party shall have the right to employ counsel  separate from counsel  employed by the  Indemnifying  Party in any such  action and to  participate  in the defense thereof,  but the fees and expenses of such counsel  employed by the Indemnified
Party shall be at the expense of the Indemnified Party unless (y) the employment thereof has been specifically authorized by the Indemnifying Party in writing or
(z) the Indemnifying  Party has failed to assume the defense and employ counsel.
The  Indemnifying  Party shall not be liable for any settlement of any action or proceeding,  the defense of which it has elected to assume,  which settlement is effected without the written consent of the  Indemnifying  Party. If there shall be a settlement to which the Indemnifying Party consents or a final judgment for the  plaintiff  in any  action  or  proceeding,  the  Indemnifying  Party  shall indemnify and hold harmless the  Indemnified  Party from and against any loss or liability by reason of such settlement or judgment.

                  (f)   The  amount  of  any  Loss  subject  to  indemnification
hereunder  or of any  claim  therefor  shall  be  calculated  net of (i) any Tax
Benefit inuring to Buyer,  the Sellers or any of their  Affiliates on account of such Loss and (ii) any insurance  proceeds (net of direct  collection  expenses)
received or receivable by Buyer, the Sellers and, its Subsidiaries on account of such  Loss.  If Buyer,  the  Sellers or any of their  Affiliates  receives a Tax
Benefit after an  indemnification  payment is made,  Buyer shall promptly pay to the  Sellers  the amount of such Tax Benefit at such time or times as and to the extent that such Tax Benefit is realized.  For purposes  hereof,  "Tax  Benefit"
shall mean any refund of Taxes paid or  reduction  in the amount of Taxes  which otherwise  would have been paid, in each case  computed at the highest  marginal tax rates.  Buyer and the Sellers shall seek full  recovery  under all insurance policies  covering  any Loss to the same  extent as

                                       30

they would if such Loss were not subject to  indemnification  hereunder.  In the event that an insurance  recovery is made by Buyer,  the Sellers or any of their
Affiliates  with  respect  to any  Loss  for  which  any  such  Person  has been indemnified  hereunder,  then a refund  equal  to the  aggregate  amount  of the recovery (net of all direct  collection  expenses) shall be made promptly to the
Sellers.

                  (g)   All  indemnification  payments made  hereunder  shall be
treated by all parties as an adjustment to the Purchase Price.

                  (h)   Notwithstanding  anything to the  contrary  contained in
this  SECTION  8.2,  there shall be no recovery for any Loss by Buyer under this
SECTION 8.2, and the Loss shall not be included in meeting the stated thresholds hereunder,  to the extent  such item has been  included  in the  calculation  of
Actual Closing Working Capital as determined pursuant to SECTION 1.2 hereof.

            8.3   EXCLUSIVE REMEDY.

                  (a)   Following  the  Closing,  except with  respect to claims
based  upon  intentional  misrepresentation,  the  indemnification  provided  by
SECTION 8.2 shall be the sole and exclusive remedy to the exclusion of all other remedies  and  recourse at law or  otherwise  under or in  connection  with this
Agreement  and  the  transactions   contemplated   herein,   including   without
limitation,  for any Losses of the Buyer Group or the Sellers Group with respect
to  any  alleged   misrepresentation   or  inaccuracy  in,  or  breach  of,  any
representations  or  warranties or any breach or failure in  performance  of any covenants  or  agreements  made by Buyer or Sellers in this  Agreement or in any
Exhibit,  Schedule  or  Updated  Schedule  attached  hereto  or any  certificate delivered  hereunder.  Except as  provided  in SECTION  8.2,  no claim  shall be brought or  maintained  by Buyer or Sellers or their  respective  successors  or permitted assigns against any officer,  director or employee (present or former)
of Sellers,  and no recourse shall be brought or granted against any of them, by virtue of or based upon any alleged misrepresentation or inaccuracy in or breach of any of the  representations,  warranties or covenants of Sellers set forth or contained in this Agreement or any certificate  delivered  hereunder,  except to the extent  that the same shall have been the result of fraud by any such person
(and in the event of such  fraud,  such  recourse  shall be  brought  or granted solely against the person or persons  committing such fraud),  and provided that without  limiting the  foregoing,  in no event shall Buyer,  its  successors  or permitted  assigns be  entitled  to claim or seek  consequential  damages or any rescission of the transactions  consummated under this Agreement or other remedy at law or in equity. In no event shall any officer,  director or employee of any of the  Sellers  have any  shared or  vicarious  liability  for the  actions  or omissions of any other person.

                  (b)   Buyer, the Sellers and their  respective  successors and
permitted assigns, hereby waive any right to seek contribution or other recovery from any  officer,  director  or  employee  (present  or  former)  of any of the
Sellers,  that any of them may now or in the future have under any Environmental
Requirements,  including,  without limitation,  the Comprehensive  Environmental
Response,  Compensation,  and  Liability  Act,  the  Resource  Conservation  and
Recovery Act, the Clean Water Act, the Clean Air Act, any  analogous  state law, and any common law providing for any remedy or right of recovery with respect to environmental  matters.  Buyer, the Sellers and their respective  successors and permitted assigns, hereby release all officers,  directors or employees (present or former) of any of the  Sellers  from any and all such  claims,

                                       31

demands,  and causes of action,  that any of them may now or in the future  have under such Environmental Requirements.

            8.4   DISCLOSURE  GENERALLY.  If and to the extent  any  information required to be furnished  in any  schedule is contained in this  Agreement or in any Schedule (or Updated  Schedule)  attached hereto,  such information shall be deemed to be  included in all  Schedules  (or  Updated  Schedules)  in which the information is required to be included (but only to the extent such  information can reasonably be determined to relate to the other Schedules). The inclusion of any information in any Schedule (or Updated Schedule)  attached hereto shall not be  deemed  to be an  admission  or  acknowledgment  by the  Sellers  that  such information is material to or outside the ordinary course of the business of the
Sellers.

            8.5   ACKNOWLEDGMENT BY BUYER. THE REPRESENTATIONS AND WARRANTIES BY
SELLERS  EXPRESSLY AND SPECIFICALLY  SET FORTH IN THIS AGREEMENT,  INCLUDING THE
SCHEDULES  (AND UPDATED  SCHEDULES)  ATTACHED  HERETO,  CONSTITUTE  THE SOLE AND
EXCLUSIVE  REPRESENTATIONS  AND WARRANTIES OF THE SELLERS TO BUYER IN CONNECTION
WITH THE TRANSACTIONS  CONTEMPLATED HEREBY, AND BUYER UNDERSTANDS,  ACKNOWLEDGES
AND AGREES THAT ALL OTHER  REPRESENTATIONS  AND WARRANTIES OF ANY KIND OR NATURE
EXPRESSED OR IMPLIED (INCLUDING,  BUT NOT LIMITED TO, ANY RELATING TO THE FUTURE
OR HISTORICAL FINANCIAL CONDITION, RESULTS OF OPERATIONS,  ASSETS OR LIABILITIES
OF THE SELLERS,  EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES  SPECIFICALLY SET
FORTH HEREIN) ARE SPECIFICALLY DISCLAIMED BY SELLERS.

            8.6   ARBITRATION PROCEDURES.

                  (a)   The parties hereto agree that the arbitration  procedure
set  forth  below  shall be the sole and  exclusive  method  for  resolving  and
remedying   claims  for  money  damages  arising  out  of  this  Agreement  (the
"Disputes"),  except as otherwise provided by SECTION 1.2 above. Nothing in this
SECTION 8.6 shall prohibit a party hereto from instituting litigation to enforce any Final  Determination (as defined in subsection (e) below) or availing itself of the other remedies set forth in SECTIONS 9.5(c) and 9.9(d) below. The parties hereto hereby agree and acknowledge that,  except as otherwise  provided in this
SECTION 8.6 or in the Commercial  Arbitration Rules of the American  Arbitration
Association,  as in effect from time to time, the arbitration procedures and any
Final  Determination  hereunder  shall be  governed  by,  and shall be  enforced pursuant to the Uniform Arbitration Act of the State of Florida.

                  (b)   In the event that any party  hereto  asserts  that there
exists a Dispute,  such party shall deliver a written notice to each other party involved therein  specifying the nature of the asserted Dispute and requesting a meeting to attempt to resolve the same. If no such  resolution is reached within ten (10) business days after such delivery of such notice,  the party delivering such notice of Dispute (the  "Disputing  Person") may,  within  forty-five  (45)
business days after delivery of such notice,  commence arbitration  hereunder by delivering  to each other  party  involved  therein a notice of  arbitration  (a
"Notice of  Arbitration").  Such Notice of

                                       32

Arbitration  shall specify the matters as to which  arbitration  is sought,  the nature of any  Dispute,  the claims of each party to the  arbitration  and shall specify the amount and nature of any damages,  if any, sought to be recovered as a result of any alleged claim,  and any other matters required by the Commercial
Arbitration  Rules of the American  Arbitration  Association,  as in effect from time to time, to be included therein, if any.

                  (c)   Buyer and  Sellers  shall each  select  one  independent
arbitrator  expert in the subject  matter of the  Dispute  (the  arbitrators  so selected  shall be  referred  to herein as "Buyer's  Arbitrator"  and  "Sellers'
Arbitrator,"  respectively).  In the event that either  party fails to select an independent arbitrator as set forth herein within twenty (20) days from delivery of a Notice of Arbitration,  then the matter shall be resolved by the arbitrator selected by the other party.  Sellers'  Arbitrator and Buyer's  Arbitrator shall select a third  independent  arbitrator  expert  in the  subject  matter  of the dispute,  and the  three  arbitrators  so  selected  shall  resolve  the  matter according  to the  procedures  set  forth  in  this  SECTION  8.6.  If  Sellers'
Arbitrator  and  Buyer's  Arbitrator  are unable to agree on a third  arbitrator within twenty (20) days after their selection,  Sellers'  Arbitrator and Buyer's
Arbitrator shall each prepare a list of three independent arbitrators.  Sellers'
Arbitrator and Buyer's  Arbitrator  shall each have the opportunity to designate as objectionable  and eliminate one arbitrator from the other  arbitrator's list within seven days after submission thereof,  and the third arbitrator shall then be selected by lot from the  arbitrators  remaining  on the lists  submitted  by
Sellers' Arbitrator and Buyer's Arbitrator.

                  (d)   The  arbitrator(s)  selected  pursuant to subsection (c)
above will  determine the  allocation  of the costs and expenses of  arbitration based upon the percentage  which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party. For example, if Buyer  submits a claim for $1,000,  and if Sellers  contest  only $500 of the amount  claimed  by Buyer,  and if the  arbitrator(s)  ultimately  resolves  the dispute  by  awarding  Buyer  $300 of the $500  contested,  then the  costs  and expenses of  arbitration  will be allocated 60% (i.e.  300 / 500) to Sellers and
40% (i.e. 200 / 500) to Buyer.

                  (e)   The arbitration  shall be conducted under the Commercial
Arbitration Rules of the American Arbitration Association as in effect from time to time,  except as modified by the agreement of all parties.  The arbitrator(s)
shall so conduct the arbitration  that a final result,  determination,  finding, judgment and/or award (the "Final Determination") is made or rendered as soon as practicable,  but in no event later than the later of ninety (90)  business days after the  delivery  of the Notice of  Arbitration  and ten (10) days  following completion of the arbitration.  The Final  Determination must be agreed upon and signed by the sole  arbitrator or by at least two of the three  arbitrators  (as the case may be).  The Final  Determination  shall be final and  binding  on all parties  and  there  shall  be no  appeal  from or  reexamination  of the  Final
Determination, except for fraud, perjury, evident partiality or misconduct by an arbitrator  prejudicing  the rights of any party and except to correct  manifest clerical errors.

                  (f)   Buyer and Sellers may enforce any Final Determination in
any state or federal court having jurisdiction over the Dispute. For the purpose of any action or proceeding  instituted with respect to any Final Determination, each party hereto hereby irrevocably submits to the jurisdiction of such courts, irrevocably  consents to the service of process by  registered  mail or personal service and hereby  irrevocably  waives, to the fullest extent permitted by law, any

                                       33

objection which it may have or hereafter have as to personal  jurisdiction,  the laying of the venue of any such action or  proceeding  brought in any such court and any claim that any such action or proceeding  brought in such court has been brought in any inconvenient forum.

                  (g)   If any  party  shall  fail  to  pay  the  amount  of any
damages,  if any,  assessed  against it within ten (10) days of the  delivery to such party of such Final  Determination,  the unpaid  amount shall bear interest from the date of such  delivery at the lesser of (i) the prime rate, as declared by  Citibank,  N.A.  from time to time  (which  rate  shall be  adjusted  on the effective  date of each change in such rate) (the  "Prime  Rate") plus 300 basis points and (ii) the maximum rate permitted by applicable usury laws. Interest on any such unpaid amount shall be compounded  semiannually,  computed on the basis of a 365-day year and shall be payable on demand. In addition,  such party shall promptly  reimburse the other party for all reasonable  costs or expenses of any nature or kind  whatsoever  (including but not limited to reasonable  attorneys'
fees)  incurred  in  seeking  to collect  such  damages or to enforce  any Final
Determination.

                                   ARTICLE IX

                              ADDITIONAL AGREEMENTS

            9.1   TAX  MATTERS.   The  following  provisions  shall  govern  the
allocation  of  responsibility  as between  Buyer and  Sellers  for  certain tax matters following the Closing Date:

                  (a)   ALLOCATION OF PURCHASE PRICE. The Parties agree that the
Purchase Price and the  liabilities  of the Sellers (plus other relevant  items)
will be allocated to the assets of the Sellers for all purposes  (including  Tax and financial  accounting  purposes) in a manner consistent with the fair market values of such assets as  determined by mutual  agreement of the parties  hereto and set forth in SCHEDULE  9.1(a) attached  hereto.  Buyer and Sellers will file
all  Tax  Returns   (including  amended  returns  and  claims  for  refund)  and information reports in a manner consistent with such values.

                  (b)   COOPERATION ON TAX MATTERS.

                        (i)   Buyer and Sellers shall cooperate fully, as and to
the extent  reasonably  requested by the other  party,  in  connection  with the filing  of Tax  Returns  of,  or  which  include,  the  Sellers  and any  audit, litigation or other  proceeding with respect to Taxes.  Such  cooperation  shall include the  retention  and (upon the other  party's  request) the  provision of records  and  information  which  are  reasonably  relevant  to any such  audit, litigation  or other  proceeding  and making  employees  available on a mutually convenient  basis to  provide  additional  information  and  explanation  of any material  provided  hereunder.  The  Sellers  agree (A) to retain  all books and records with respect to Tax matters and pertinent to the Sellers relating to any taxable  period  beginning  before the Closing Date until the  expiration of the statute of  limitations  (and, to the extent  notified by Buyer,  any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements  entered  into with any taxing  authority,  and (B) to give the other party reasonable written notice prior to transferring, destroying  or discarding any such books and  records  and, if the other  party so  requests,  the Sellers shall allow the other party to take possession of such books and records.

                                       34

                        (ii)  Buyer and Sellers further agree, upon request,  to
use their best  efforts to obtain any  certificate  or other  document  from any governmental  authority  or any other  Person as may be  necessary  to mitigate, reduce or eliminate  any Tax that could be imposed  (including,  but not limited to, with respect to the transactions contemplated hereby).

                  (c)   CERTAIN TAXES. All transfer,  documentary,  sales,  use,
stamp,  registration  and other such Taxes and fees (including any penalties and interest)  incurred in connection  with this  Agreement,  shall be paid by Buyer when due, and Buyer will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such transfer,  documentary, sales, use, stamp,  registration  and other Taxes and fees,  and, if required by  applicable law,  Sellers will, and will cause their affiliates to, join in the execution of any such Tax Returns and other documentation.

            9.2   EMPLOYEE AND  EMPLOYEE  BENEFIT  MATTERS.  Effective as of the
Closing Date,  the employees of the Sellers (the  "Continued  Employees")  shall cease to be  covered  under the  employee  benefit  plans of  Sellers  and shall participate under the employee benefit plans,  programs and policies established by the Buyer. To the extent permitted under the Buyer's' employee benefit plans, the  Continued  Employees  shall be covered  under the  employee  benefit  plans without any  exclusion  for  pre-existing  conditions  and shall  recognize  the employees'  service with Sellers for purposes of vesting and  eligibility  under such plans.

            9.3   PRESS RELEASES AND  ANNOUNCEMENTS.  Prior to the Closing Date,
no press releases  related to this Agreement and the  transactions  contemplated hereby, or other  announcements to the employees,  customers or suppliers of the
Sellers will be issued without the mutual approval of all parties hereto, except for any public  disclosure which any party in good faith believes is required by law or regulation (in which case the disclosure shall be prepared jointly by the
Sellers and Buyer).  After the Closing Date, no press  releases  related to this
Agreement and the transactions  contemplated  herein, or other  announcements to the  employees,  customers or  suppliers  of the Sellers will be issued  without
Buyer's consent (which shall not be unreasonably withheld).

            9.4   FURTHER  TRANSFERS.  Sellers  will  execute and  deliver  such further  instruments of conveyance and transfer and take such additional  action as Buyer may reasonably request to effect,  consummate,  confirm or evidence the transfer to Buyer of the Acquired Assets and any other transactions contemplated hereby.

            9.5   INVESTIGATION AND CONFIDENTIALITY.

                  (a)   Prior to the Closing Date, Buyer may make or cause to be
made such  investigation  of the  business and  properties  of the Sellers as it deems necessary or advisable to familiarize itself therewith; provided that such investigation  shall be (i) reasonably related to the transactions  contemplated thereby and (ii) conducted in a manner as not to interfere unreasonably with the normal business  operations of the Sellers.  Prior to the Closing Date,  Sellers
will  cause  their  officers,  directors  and  employees  to permit  Buyer,  its employees and authorized  representatives  and  representatives of the financial institutions  which  are  considering  participation  in the  financing  of this transaction  to (i) have full access to the  premises,  books and records of the
Sellers at reasonable hours, (ii) visit and inspect any of the properties of the
Sellers,  and (iii)

                                       35

discuss the affairs,  finances  and accounts of the Sellers with the  directors, officers, key employees of the Sellers.

                  (b)   If the  transactions  contemplated by this Agreement are
not consummated,  Buyer will not disclose or use at any time any information and
materials  reasonably   designated  by  Sellers  as  confidential  (except  that
confidential  information  shall not include (i)  information  which is publicly available through no fault of Buyer, or (ii) information  already known to Buyer or obtained by Buyer from a third party not bound by any duty of confidentiality to Sellers),  and Buyer and its representatives will return to Sellers originals of and destroy copies of all memoranda, notes, plans, records, documentation and other  materials  obtained  from  Sellers in  connection  with the  transactions contemplated  by this  Agreement  which Buyer may then possess or have under its control.  Whether or not the transactions  contemplated  hereby are consummated,
Sellers will  maintain the  confidentiality  of all  information  and  materials
regarding   Buyer  and  its  affiliates   reasonably   designated  by  Buyer  as
confidential.   If  the   transactions   contemplated   by  this  Agreement  are
consummated,  Sellers will maintain the confidentiality of, and will not use for any purpose,  all proprietary  and other  non-public  information  regarding the
Sellers (including, without limitation, any of same included in the Intellectual
Property),  except  as  necessary  to file tax  returns  and  other  reports  to governmental  agencies,  and to turn over to Buyer at the Closing  copies of all such materials it has in its possession. In the event that Sellers are requested or required  (by oral  question or request for  information  or documents in any legal  proceeding,  interrogatory,  subpoena,  civil  investigative  demand,  or similar  process) to disclose  any such  information,  Sellers will notify Buyer promptly of the  request or  requirement  so that Buyer may seek an  appropriate protective  order or waive  compliance  with the provisions of this SECTION 9.5.
If, in the absence of a protective  order or the receipt of a waiver  hereunder,
Sellers are, on the advice of counsel,  compelled to disclose any information to any  tribunal  or else stand  liable for  contempt,  Sellers  may  disclose  the information  to the tribunal;  provided,  however,  that Sellers shall use their commercially  reasonable efforts to obtain, at the request of Buyer, an order or other assurance that confidential  treatment will be accorded to such portion of the information required to be disclosed as Buyer shall designate.  This SECTION
9.5 shall survive any expiration or termination of this Agreement.

                  (c)   The  parties  hereto  acknowledge  and agree that in the
event of a breach by any party of any of the  provisions  of this  SECTION  9.5, monetary damages will not constitute a sufficient remedy.  Consequently,  in the event of any such  breach,  any  non-breaching  party  and/or  their  respective successors or assigns may, in addition to other rights and remedies  existing in their favor,  apply to any court of law or equity of competent  jurisdiction for specific  performance  and/or  injunctive or other relief in order to enforce or prevent  any  violations  of the  provisions  hereof,  in each case  without the requirement of posting a bond or proving actual damages.

            9.6   EXPENSES.  Sellers will pay the cost of the title  commitments required to be delivered to Buyer  pursuant to SECTION  2.1(i),  and Buyer shall pay the premiums for any title  insurance  policies that Buyer elects to obtain.
Sellers and Buyer will each pay one-half of the costs of any surveys obtained by
Sellers in order to obtain the title  commitments  required to be  delivered  to
Buyer pursuant to SECTION 2.1(i). Except as set forth in the preceding sentences of this  SECTION  9.6 and as  otherwise  provided in this  Agreement,  Buyer and
Sellers will pay all of their

                                       36

own fees, costs and expenses  (including,  without  limitation,  fees, costs and expenses of legal counsel,  investment bankers, brokers or other representatives and consultants and appraisal fees,  costs and expenses)  incurred in connection with the  negotiation of this  Agreement,  the  performance  of its  obligations hereunder, and the consummation of the transactions contemplated hereby.

            9.7   EXCLUSIVITY.  Except  as  provided  in  this  SECTION  9.7 and subject to the  fiduciary  duties of the boards of directors  of Sellers,  until this  Agreement is terminated  by its terms,  Sellers will not (and Sellers will not cause or permit any affiliate,  director,  officer, employee or agent of the
Sellers  or their  affiliates  to),  (a)  solicit,  initiate  or  encourage  the submission of any proposal or offer from any person or entity  (including any of them) relating to any (i) liquidation,  dissolution or recapitalization of, (ii)
merger or  consolidation,  (iii)  acquisition  or  purchase  of assets of or any
equity  interest  in  or  (iv)  similar  transaction  or  business   combination
involving,  the Sellers or (b)  participate in any  discussions or  negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate  in any other  manner any effort or attempt by any other Person to do or seek any of the  foregoing.  Until this Agreement is terminated by its terms,
Sellers shall notify Buyer immediately if any Person makes any proposal,  offer, inquiry or contact with respect to any of the foregoing.

            9.8   BOOKS AND RECORDS. Unless otherwise consented to in writing by
Sellers or Buyer (as the case may be),  Buyer and Sellers will not, for a period of seven  (7) years  following  the date  hereof,  destroy,  alter or  otherwise dispose  of any of the  books  and  records  of the  Sellers  acquired  by Buyer hereunder or retained by Sellers  without first offering to surrender to Sellers or Buyer such books and records or any portion thereof of which Sellers or Buyer may intend to  destroy,  alter or dispose of.  Buyer and Sellers  will allow the other party's  representatives,  attorneys and accountants  access to such books and records,  upon  reasonable  request and during such party's normal  business hours,  for the purpose of examining and copying the same in connection with any matter  whether or not  relating  to or  arising  out of this  Agreement  or the transactions contemplated hereby.

            9.9   ACCOUNTS  RECEIVABLE.  In the event  that any of the  accounts receivable  on the Closing  Balance Sheet remain  uncollected  for more than 120 days  following  the  Closing  Date,  Buyer at its  option may  re-assign  those accounts  receivable to Sellers,  and Sellers shall pay to Buyer the face amount of such accounts  receivable less the amount of any reserves as set forth on the
Closing Balance Sheet.

                                   ARTICLE X

                                  MISCELLANEOUS

            10.1  AMENDMENT  AND WAIVER.  This  Agreement may be amended and any provision of this  Agreement may be waived,  provided that any such amendment or waiver  will be  binding  upon a party only if such  amendment  or waiver is set forth in a writing  executed by Buyer and Sellers.  No course of dealing between or among any  Persons  having  any  interest  in this  Agreement  will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

                                       37

            10.2  NOTICES.  All notices,  demands and other communications given or delivered  under this Agreement will be in writing and will be deemed to have been given when personally delivered, mailed by first class mail, return receipt requested, delivered by express courier service or telecopied.  Notices, demands and  communications  to the Sellers and Buyer will,  unless  another  address is specified in writing, be sent to the address or telecopy number indicated below:

      Notices to Sellers:

      SRM Aggregates, Inc.
      U.S. Aggregates, Inc.
      147 West Election Road, Suite 110
      Draper, Utah  84020
      Attention:  Chief Executive Officer

      with a copy to:

      Kirkland & Ellis
      200 East Randolph Drive
      Chicago, Illinois 60601
      Attention:  John A. Schoenfeld
      Telecopy:  (312) 861-2200

      and

      Baker, Donelson, Bearman & Caldwell
      1800 Republic Centre
      Chattanooga, Tennessee  37450
      Attention:  Louann Prater Smith
      Telecopy:  (423) 752-9570

      Notices to Buyer:

      Florida Rock Industries, Inc.
      155 East 21st Street
      Jacksonville, Florida 32206-2104
      Attention:  John D. Baker II
      Telecopy:  (904) 355-0817

      with a copy to:

      McGuireWoods LLP
      50 North Laura Street
      Suite 3300
      Jacksonville, FL 32202

                                       38

      Attention:  Lewis S. Lee
      Telecopy:  (904) 798-3207

            10.3  BINDING AGREEMENT;  ASSIGNMENT.  This Agreement and all of the
provisions  hereof will be binding  upon and inure to the benefit of the parties hereto and their  respective  successors  and permitted  assigns;  provided that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned  by Sellers  without  the prior  written  consent of Buyer or by
Buyer without the prior written consent of Sellers, except that Buyer may assign all or a portion of its rights  (but not its  obligations)  hereunder  to one or more wholly-owned  subsidiaries of Buyer.

            10.4  SEVERABILITY.   Whenever  possible,  each  provision  of  this
Agreement shall be interpreted in such manner as to be effective and valid under applicable  law, but if any provision of this Agreement is held to be prohibited by or invalid under  applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

            10.5  NO STRICT  CONSTRUCTION.  The language used in this  Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent,  and no rule of strict  construction  will be applied against any
Person.

            10.6  CAPTIONS.   The  captions  used  in  this  Agreement  are  for
convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit,  characterize or in any way affect any provision of this  Agreement,  and all  provisions  of this  Agreement  will be enforced  and construed as if no caption had been used in this Agreement.

            10.7  ENTIRE AGREEMENT. This Agreement and the documents referred to herein contain the entire agreement  between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

            10.8  COUNTERPARTS.  This  Agreement  may be executed in one or more counterparts,  each of which shall be deemed an original  but all of which taken together will constitute one and the same instrument.

            10.9  GOVERNING  LAW.  All  issues  and  questions   concerning  the
construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules  hereto shall be governed by, and construed in accordance with,  the laws of the State of Florida,  without giving effect to any choice of law or conflict of law rules or  provisions  (whether of the State of Florida or any other  jurisdiction)  that would  cause the  application  of the laws of any jurisdiction other than the State of Florida.

            10.10 PARTIES IN  INTEREST.  Nothing in this  Agreement,  express or implied,  is intended  to confer on any Person  other than the parties and their respective  successors  and assigns any rights or remedies under or by virtue of this Agreement.

                                       39

            10.11 KNOWLEDGE.  As applied to the Sellers in this  Agreement,  the terms  "knowledge"  or "aware"  shall mean and include the actual  knowledge  or awareness of Morris Bishop, Sam Reed, Rowan Smith and Ted Reynolds.

            10.12 TIME FOR ACCEPTANCE.  If this Agreement is not executed by and delivered  to all  parties  by  facsimile  transmission  on or before  5:00 p.m.
Eastern  Time on July 11,  2001,  this offer will be null and void.  The date of this  Agreement  will be the date  when the last one of Buyer and  Sellers  have executed this Agreement.

                                     * * * *

                                       40

      IN WITNESS WHERE OF, the parties hereto have executed this Agreement as of the date first written above.

                                              SELLERS:

                                              SRM AGGREGATES, INC.

                                              By: /s/ C.S. REED, JR.
                                              ----------------------------

                                              Its: President

                                              BRADLEY STONE & SAND, INC.

                                              By: /s/ C.S. REED, JR.
                                              ----------------------------

                                              Its: President

                                              BHY READY MIX, INC.

                                              By: /s/ C.S. REED, JR.
                                              ----------------------------

                                              Its: President

                                              DEKALB STONE, INC.

                                              By: /s/ C.S. REED, JR.
                                              ----------------------------

                                              Its: President

                                              MULBERRY ROCK CORPORATION

                                              By: /s/ C.S. REED, JR.
                                              ----------------------------

                                              Its: President

                                       41

                                              BAMA CRUSHED CORPORATION

                                              By: /s/ C.S. REED, JR.
                                              ----------------------------

                                              Its: President

                                              GROVE MATERIALS CORPORATION

                                              By: /s/ C.S. REED, JR.
                                              ----------------------------

                                              Its: President

                                              PARENT:

                                              U.S. AGGREGATES, INC.

                                              By: /s/ S. SPRINGEL
                                              ----------------------------

                                              Its: Chief Executive Officer

                                       42

                                              BUYER:

                                              FLORIDA ROCK INDUSTRIES, INC.

                                              By: /s/ JOHN D. BAKER, II
                                              ----------------------------

                                              Its: Chief Executive Officer

                                       43

                                LIST OF SCHEDULES*

Schedule 1.3(f)            Assumed Indebtedness Schedule
Schedule 2.1(i)(v)         Title Commitments Schedule
Schedule 2.1(k)            Ore Reserves Schedule
Schedule 5.1               Qualifications Schedule
Schedule 5.5               Subsidiary Schedule
Schedule 5.6               Restrictions Schedule
Schedule 5.8               Developments Schedule
Schedule 5.9(a)            Real Property Schedule
Schedule 5.9(b)            Leases Schedule
Schedule 5.9A              Equipment Lease Schedule
Schedule 5.10              Personal Property Liens Schedule
Schedule 5.11              Tax Returns Schedule
Schedule 5.12              Contracts Schedule
Schedule 5.13              Intellectual Property Schedule
Schedule 5.14              Litigation Schedule
Schedule 5.16(a)           Licenses Schedule
Schedule 5.16(b)           Governmental Consent Schedule
Schedule 5.17(a)           Employee Schedule
Schedule 5.18              Affiliate Transactions Schedule
Schedule 5.20              Environmental Matters Schedule
Schedule 9.1(a)            Allocation of Purchase Price

* Schedules omitted.

ANNEX C

                                                  DEUTSCHE BANK

                                                  Deutsche Banc Alex, Brown Inc.
                                                  Mergers, Acquisitions and
                                                  Corporate Advisory Group
                                                  130 Liberty Street, NYC02-3301
DEUTSCHE BANC ALEX, BROWN                         New York, NY 10006

                                                  Tel  212 250 6000
July 11, 2001                                     Fax  212 250 6440

Board of Directors
U.S. Aggregates, Inc.
400 South El Camino Real, Suite 500
San Mateo, CA 94402

Members of the Board:

Deutsche Banc Alex. Brown Inc.  ("DBAB") has acted as financial  advisor to U.S.
Aggregates,   Inc.  ("U.S.   Aggregates")  in  connection  with  the  sale  (the
"Transaction")  of the assets of SRM  Aggregates,  Inc.,  Bradley  Stone & Sand,
Inc., BHY Ready Mix, Inc., Dekalb Stone, Inc.,  Mulberry Rock Corporation,  Bama
Crushed  Corporation and Grove Materials  Corporation ("the Sellers") to Florida
Rock Industries, Inc. (the "Buyer") for $150 million in cash, less the amount at closing of certain  operating  and  financial  leases,  plus the  assumption  of certain  liabilities  (the  "Consideration"),  pursuant  to the  Asset  Purchase
Agreement, dated July 11, 2001, among the Buyer, U.S. Aggregates and the Sellers
(the "Asset  Purchase  Agreement").  The terms and conditions of the Transaction are more fully set forth in the Asset Purchase Agreement.

You have requested DBAB's opinion,  as investment  bankers,  as to the fairness, from a financial point of view, to U.S.  Aggregates of the  Consideration  to be received in connection with the Transaction.

In connection with DBAB's role as financial advisor to U.S.  Aggregates,  and in arriving at its opinion,  DBAB has reviewed certain publicly available financial and other  information  concerning the Sellers and certain internal analyses and other  information  furnished  to it by U.S.  Aggregates.  DBAB  has  also  held discussions  with  members  of the senior  management  of the  Sellers  and U.S.
Aggregates  regarding  the business and  prospects of the Sellers.  In addition,
DBAB has (i) compared certain financial information for the Sellers with certain financial and stock market  information for certain  companies whose  securities are  publicly  traded,  (ii)  reviewed  the  financial  terms of certain  recent business  combinations  which it deemed  comparable  in whole or in part,  (iii)
reviewed  the  terms  of  the  Asset  Purchase  Agreement  and  certain  related documents,  and (iv)  performed  such other studies and analyses and  considered such other factors as it deemed appropriate.

Board of Directors
U.S. Aggregates, Inc.
July 11, 2001

DBAB has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it,  concerning the Sellers,  including,  without  limitation,  any financial
information,   forecasts  or  projections  considered  in  connection  with  the rendering of its  opinion.  Accordingly,  for purposes of its opinion,  DBAB has assumed and relied upon the accuracy and  completeness  of all such  information and DBAB has not  conducted a physical  inspection  of any of the  properties or assets, and has not prepared or obtained any independent evaluation or appraisal of any of the  assets  or  liabilities,  of the  Sellers.  With  respect  to the financial  forecasts  and  projections  made  available  to DBAB and used in its analyses,  DBAB has  assumed  that they have been  reasonably  prepared on bases
reflecting  the  best  currently   available  estimates  and  judgments  of  the
management  of the  Sellers and U.S.  Aggregates,  as the case may be, as to the matters covered thereby. In rendering its opinion,  DBAB expresses no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based.  DBAB's opinion is necessarily  based upon economic,  market and other  conditions as in effect on, and the  information  made available to it as of, the date hereof.

For purposes of rendering  its opinion,  DBAB has assumed  that, in all respects material to its analysis,  the  representations  and  warranties of the Sellers,
U.S.  Aggregates,  and the Buyer  contained in the Asset Purchase  Agreement are true and correct.

This  opinion  is  addressed  to, and for the use and  benefit  of, the Board of
Directors of U.S.  Aggregates.  This opinion is limited to the fairness,  from a financial point of view, to U.S.  Aggregates of the  Consideration in connection with the  Transaction  to be received,  and DBAB  expresses no opinion as to the merits  of  the  underlying  decision  by  U.S.  Aggregates  to  engage  in  the
Transaction.  DBAB expresses no opinion on the impact of the  Transaction on the financial position,  prospects, or solvency of U.S. Aggregates,  or the price at which the common stock of U.S. Aggregates will trade following the Transaction.

DBAB will be paid a fee for its services as financial advisor to U.S. Aggregates in connection with the Transaction, a substantial portion of which is contingent upon  consummation of the Transaction.  DBAB is an affiliate of Deutsche Bank AG
(together with its  affiliates,  the "DB Group").  One or more members of the DB
Group have, from time to time,  provided  investment banking and other financial services to U.S.  Aggregates for which it has received  compensation,  including acting as lead  manager and  underwriter  in  connection  with U.S.  Aggregates'
August 1999 initial public  offering of common stock.  In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments  and  obligations of U.S.  Aggregates for their own accounts and for the accounts of their customers.  Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

Board of Directors
U.S. Aggregates, Inc.
July 11, 2001

Based upon and  subject to the  foregoing,  it is DBAB's  opinion as  investment bankers that the Consideration to be received in connection with the Transaction is fair, from a financial point of view, to U.S. Aggregates.

                                            Very truly yours,

                                            /s/  Deutsche Banc Alex, Brown

                                            DEUTSCHE BANC ALEX. BROWN INC.

                              U.S. AGGREGATES, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
         FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD __________, 2001

     James A. Harris and Hobart Richey,  or either of them,  each with the power
of  substitution  and  revocation,   are  hereby  authorized  to  represent  the
undersigned  with all powers which the  undersigned  would possess if personally present,  to vote the securities of the  undersigned  at the special  meeting of stockholders  of U.S.  AGGREGATES,  INC. (the  "Company") to be held at 333 Bush
Street, 17th Floor, San Francisco,  California 94104, at 9:00 a.m. local time on
_________,  _________,  2001, and at any  postponements  or adjournments of that meeting,  and in their discretion upon any other business that may properly come before the meeting.  THE BOARD OF DIRECTORS  RECOMMENDS AN AFFIRMATIVE  VOTE FOR
THE BELOW PROPOSAL:

     To approve the sale of  substantially  all of the assets of SRM Aggregates,
     Inc.,  Bradley  Stone & Sand,  Inc.,  BHY Ready Mix,  Inc.,  Mulberry  Rock
     Corporation,  Bama Crushed  Corporation,  and Grove Materials  Corporation,
     each of which are  wholly-owned  subsidiaries  of the  Company,  and DeKalb
     Stone,  Inc., a majority owned  subsidiary of the Company,  to Florida Rock
     Industries,  Inc. in accordance with the Asset Purchase  Agreement  between the  Company,  the  aforementioned  seven  subsidiaries  of the Company and
     Florida Rock Industries, Inc. dated as of July 11, 2001.

     [ ] FOR                       [ ] AGAINST                    [ ] ABSTAIN

     The  undersigned  hereby  acknowledges  receipt  of (a)  Notice of  Special
Meeting of Stockholders to be held  ___________,  2001 and (b) the  accompanying
Proxy  Statement.  If no specification is made, this proxy will be voted FOR the above proposal.

Date:  ___________________, 2001

Please sign  exactly as your name  appears at left.  Executors,  administrators, traders,  guardians,  attorneys-in-fact,  etc. should give their full titles. If signer  is a  corporation,  please  give  full  corporate  name  and have a duly authorized  officer  sign,  stating  title.  If a  partnership,  please  sign in partnership name by authorized person. If stock is registered in two names, both should sign.

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